      As filed with the Securities and Exchange Commission on July 7, 2000
                                                    Registration No. ___________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM N-2

/X/  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/ /  Pre-Effective Amendment No. ____________
/ /  Post-Effective Amendment No.

                                     and/or

/X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / / Amendment No. ____________

                             BERTHEL GROWTH TRUST II
               (Exact Name of Registrant as Specified in Charter)

                           701 Tama Street, Building B
                                   PO Box 609
                             Marion, Iowa 52302-0609
                (Address of Principal Executive Office)(Zip Code)
        Registrant's Telephone Number, Including Area Code: (319)447-5700

                                Thomas J. Berthel
                            Berthel Fisher & Company
                           701 Tama Street, Building B
                                   PO Box 609
                             Marion, Iowa 52302-0609
                     (Name and Address of Agent for Service)

                          COPIES TO: Michael K. Denney
                                       and
                               William T. McCartan
                               Bradley & Riley PC
                             2007 First Avenue S.E.
                            Cedar Rapids, Iowa 52402

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this
                                               Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, check the following box: /X/

It is proposed that this filing will become effective (check appropriate box):
         /X/ when declared effective pursuant to section 8(c)

===========================================================================================================================
                      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===========================================================================================================================
                                                             Proposed Maximum    Proposed Maximum
Title of Securities                    Amount Being          Offering Price         Aggregate               Amount of
Being Registered                        Registered           Per Share(1)         Offering Price          Registration Fee
---------------------------------------------------------------------------------------------------------------------------
Interest in Trust                   3,000,000 shares(2)          $10              $30,000,000                $7,920.00

===========================================================================================================================

(1) Shares are offered only in Units of 100 Shares. The minimum required purchase is five (5) Units (500 shares) or two Units (200 shares) for individual retirement accounts.
(2) This Registration Statement includes 500,000 shares to cover over-allotments, if any, pursuant to an over-allotment option granted to Berthel Fisher & Company Financial Services, Inc.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                         BERTHEL GROWTH & INCOME TRUST I
                              Cross Reference Sheet
                                    Form N-2

Item
No.      Item Caption                                                  Location in Prospectus
----     ------------                                                  ----------------------
PART A - INFORMATION REQUIRED IN A PROSPECTUS

  1      Outside Cover Page.......................................     Outside Cover Page; Inside Front
                                                                       Cover Page
  2      Inside Front and Outside Back Cover Page.................     Inside Front Cover
  3      Fee Table and Synopsis...................................     Fee Table and Expenses Summary;
                                                                       Prospectus Summary; Inside Front
                                                                       Cover
  4      Financial Highlights.....................................     Not Applicable
  5      Plan of Distribution.....................................     Plan of Distribution; Terms of the
                                                                       Offering; Compensation and Fees;
                                                                       Conflicts of Interest
  6      Selling Shareholders.....................................     Not Applicable
  7      Use of Proceeds..........................................     Use of Proceeds; Investment
                                                                       Objective and Policies
  8      General Description of the Registrant....................     Cover Page; Business; Investment
                                                                       Objective and Policies; Management
                                                                       Arrangements; Risk Factors
  9      Management...............................................     Management Arrangements; Plan of
                                                                       Distribution; Terms of the Offering;
                                                                       Compensation and Fees; Investment
                                                                       Objective and Policies
 10      Capital Stock, Long-Term Debt, and Other
         Securities...............................................     Distribution and Allocations; Summary
                                                                       of the Declaration of Trust; Tax
                                                                       Matters; Business
 11      Defaults and Arrears on Senior Securities................     Not Applicable
 12      Legal Proceedings........................................     Not Applicable
 13      Table of Contents of the Statement of Additional
         Information..............................................     Not Applicable

PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
         (INCLUDED IN PROSPECTUS)

 14      Cover Page...............................................     Cover Page
 15      Table of Contents........................................     Not Applicable
 16      General Information and History..........................     Not Applicable
 17      Investment Objective and Policies........................     Investment Objective and Policies
 18      Management...............................................     Management Arrangements
 19      Control Persons and Principal Holders of
         Securities...............................................     Business
 20      Investment Advisory and Other Services...................     Management Arrangements; Conflicts
                                                                       of Interest; Compensation and Fees;
                                                                       Terms of the Offering; Investment
                                                                       Objective and Policies
 21      Brokerage Allocation and Other Practices ...............      Compensation and Fees; Investment
                                                                       Objective and Policies
 22      Tax Status...............................................     Tax Matters
 23      Financial Statements.....................................     Financial Statements

PART C - OTHER INFORMATION

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Subject to Completion dated July 7, 2000

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus

                                   ----------
                                     BERTHEL
                                     GROWTH
                                    TRUST II
                                   ----------

                  Up to 2,500,000 shares of Beneficial Interest
             (Subject to increase to 3,000,000 shares, at the option
              of Berthel Fisher & Company Financial Services, Inc.)

         BERTHEL GROWTH TRUST II (the "Trust") is offering shares of beneficial interest. We are a Delaware business trust that has elected to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is long term capital appreciation from investments in small and medium size companies.

         The minimum investment is five units (five hundred shares) or two units (two hundred shares) for Individual Retirement Accounts. The shares will be sold through securities brokers that we select at a price of $10 per share. We will pay a sales load of $.70 per share on the shares you buy.

===========================================================================================================
                                                 Price              Maximum              Proceeds to
                                                To Public           Sales Load(1)          Trust(2)
-----------------------------------------------------------------------------------------------------------
Per Share (500 share minimum)                 $        10        $             .70      $         9.30
Total Minimum                                 $ 6,000,000        $      420,000         $ 5,580,000
Total Maximum                                 $25,000,000        $    1,750,000         $23,250,000
Total Maximum if Option Exercised(3)          $30,000,000        $    2,100,000         $27,900,000

===========================================================================================================

                                               (See footnotes on following page)

NO MARKET CURRENTLY EXISTS FOR OUR SHARES AND NO MARKET IS EXPECTED TO DEVELOP. WE WILL NOT LIST OUR SHARES ON A NATIONAL SECURITIES EXCHANGE. IT WILL BE DIFFICULT FOR OUR SHAREHOLDERS TO SELL THEIR SHARES. WE WILL NOT REDEEM OUR SHARES EXCEPT IN LIMITED CIRCUMSTANCES. WE RECOMMEND OUR SHARES ONLY AS A LONG-TERM INVESTMENT. SEE "TRANSFERABILITY OF SHARES" ON PAGE 61.

THIS INVESTMENT CARRIES MANY RISKS. YOU COULD LOSE ALL OR PART OF YOUR INVESTMENT. SEE "RISK FACTORS" BEGINNING ON PAGE 8 FOR FACTORS THAT SHOULD BE CONSIDERED BEFORE INVESTING IN OUR SHARES.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                BERTHEL FISHER & COMPANY FINANCIAL SERVICES, INC.

The date of this prospectus is _____________.

(1) The sales load does not reflect an underwriting fee and syndication fee we will pay. The underwriting fee is 2% of the share price. The syndication fee is 1% of the share price. We will pay these fees to Berthel Fisher & Company Financial Services, Inc., the dealer manager. Berthel Financial Services may reallow some or all of the underwriting fee to selling group members. See "Terms of the Offering" and "Plan of Distribution."

(2) The proceeds do not reflect other expenses of issuance and distribution of the shares, such as registration fees, cost of printing, legal fees, accounting fees, trustee fees and other similar costs. These expenses will not be more than 3.5% of the aggregate purchase price of all of the shares sold. See "Terms of the Offering" and "Plan of Distribution."

(3) We may offer up to 500,000 shares in addition to the 2,500,000 shares originally offered. See "Terms of the Offering."


         This prospectus sets forth concisely the information that you should know about us before investing in our shares. You should read this prospectus carefully and retain it for future reference. The prospectus is available on the SEC's website at http://www.sec.gov. and at www.berthel.com.

         The shares are offered on a best efforts basis. Until we accept funds from the sale of 600,000 shares, money paid by subscribers will be deposited in an interest-bearing bank escrow account with Firstar Bank, N.A. After we accept funds from the sale of the first 600,000 shares, money paid by subscribers will be paid directly to us. If subscriptions for $6,000,000 of shares have not been received and accepted within ninety days from the date of this prospectus, no shares will be sold unless we extend the offering for up to two additional periods of ninety days each. If at any time within ninety days (180 days or 270 days if we extend this offering for one or two ninety day periods) from the date of this prospectus at least $6,000,000 of shares are properly subscribed for, we will accept those subscriptions and admit the purchasers of such shares as shareholders. If we don't sell at least 600,000 shares, we will refund all subscribers' funds in full, together with each subscriber's pro rata share of any interest earned on the subscriber's subscription amount without deduction for any expenses.

         After we accept proceeds from the first subscriptions, we may continue to offer for sale the remaining shares and accept subscriptions for such shares until all of the shares are sold or until the date the offering terminates. The offering will terminate ninety days following the effective date of this prospectus unless we extend the offering for up to two additional periods of ninety days each. See "Terms of the Offering."

         THE USE OF FORECASTS IN THIS OFFERING IS PROHIBITED. ANY REPRESENTATION TO THE CONTRARY AND ANY PREDICTIONS, WRITTEN OR ORAL, AS TO THE AMOUNT OR CERTAINTY OF ANY PRESENT OR FUTURE CASH BENEFIT OR TAX CONSEQUENCE WHICH MAY FLOW FROM AN INVESTMENT IN THIS PROGRAM IS NOT PERMITTED.

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different or additional information. We are not offering shares for sale in any jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus is accurate on any date other than the date set forth on the front cover of this prospectus.

         This prospectus contains forward-looking statements that involve risks and uncertainties. We use words such as "anticipate," "believe," "plan," "expect," "future," "intend," "may," "will," "estimate," "continue," and similar expressions to identify such forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in "Risk Factors" and elsewhere in this prospectus. See "Forward-Looking Statements."

                                Table of Contents
                                                                                  Page
                                                                                  ----
Prospectus Summary............................................................      4
Fee Table and Expenses Summary................................................      7
Risk Factors..................................................................      8
Forward Looking Statements....................................................     17
Use of Proceeds...............................................................     17
Compensation and Fees.........................................................     19
The Business..................................................................     21
Investment Objective and Policies.............................................     21
Management Arrangements.......................................................     35
Conflicts of Interest.........................................................     45
Distribution and Allocations..................................................     50
Plan of Distribution..........................................................     53
Terms of the Offering.........................................................     55
Transferability of Shares.....................................................     61
Summary of The Declaration of Trust...........................................     63
Tax Matters...................................................................     69
Regulation....................................................................     87
Legal Matters.................................................................     91
Experts.......................................................................     91
Additional Information........................................................     91
Reports to Shareholders.......................................................     91





Financial Statements..........................................................     92
Exhibit A - Declaration of Trust..............................................    A-1
Exhibit B - Subscription Documents............................................    B-1
Exhibit C - Notice to California
   Investors..................................................................    C-1

                               PROSPECTUS SUMMARY

         The following is a summary of certain information contained in this prospectus. This summary does not contain all of the information you should consider before investing in our shares. Each investor is urged to read this entire prospectus before investing. Unless otherwise noted, the information in this prospectus assumes we sell 2,500,000 shares. In particular, you should carefully consider information set forth under the heading "Risk Factors."

THE TRUST................ We are a Delaware business trust organized on June
                          15, 2000. We have elected to be treated as a business development company under the Investment Company Act. See "Regulation." We are a "non-diversified closed-end" company as defined under the Investment Company Act.

INVESTMENT OBJECTIVE..... Our investment objective is long term capital appreciation from investments in small and medium size companies. See "Investment Objective and Policies." We will seek investments in companies which, in the view of our managers, will provide opportunities for significant capital appreciation and prudent diversification of risk. We will seek investments in a variety of companies and industries. The securities of these companies will often have significant speculative characteristics. Until we make our investments, we will hold our funds in more secure, liquid securities. Many of the investments we will make are commonly referred to as venture capital investments. Our investment objective does not seek current income.

THE OFFERING............. We are offering shares of beneficial interest at
                          $10 per share. You must purchase at least five units (five hundred shares) ($5,000), unless you are purchasing shares for your IRA. If you are purchasing shares for your IRA, you must purchase at least two units (200 shares) ($2,000). Until we accept funds from the sale of $6,000,000 of shares, funds paid by subscribers will be deposited in an interest-bearing bank escrow account with Firstar Bank, N.A. If we do not sell $6,000,000 of shares all subscribers' funds will be promptly returned in full, together with each subscriber's share of any interest earned on their investment, without deduction for any expenses. After we accept funds from the sale of $6,000,000 of shares, funds paid by subscribers will not be paid to an escrow account, but instead will be paid directly to us.

                          The offering will terminate if we do not sell $6,000,000 of shares within ninety days of the date of this prospectus or within 180 days or 270 days if we extend the offering for one or two additional periods of ninety days each.

RISK FACTORS............. An investment in the Trust involves a number of significant risks. As a result of these risks, we may not be able to achieve our investment objective. You should review carefully all of the risk factors set forth in "Risk Factors." Significant risks include the following:

                                -    Investing in our shares is highly
                                     speculative and you could lose some or all of the amount you invest.

                                     Because of our focus on small and medium sized companies, market conditions will likely affect the value of our shares. General economic conditions, and general conditions in industries in which our portfolio companies do business will also affect the value of our shares.

                                -    There is currently no secondary market
                                     for our shares and we intend to take
                                     steps to prevent such a market from ever developing. An investment in our shares will be illiquid. Additionally, we will not redeem our shares on an ongoing basis and our shareholders cannot exchange their shares for shares of any other fund.

                                -    We will primarily acquire securities of
                                     privately held small and medium sized
                                     businesses in what are commonly referred to as venture capital investments. These securities are illiquid, involve a high degree of business and financial risk and accordingly, are speculative.

                                -    We may borrow funds in order to make
                                     investments in portfolio companies and
                                     for operational purposes. In addition,
                                     we intend to form an SBIC that will use
                                     leverage by issuing debentures or senior securities. By using leverage in either of these two ways, we will magnify gains or losses in our portfolio value. Leverage will increase our vulnerability to adverse developments in the general economy or in our portfolio companies.

TERM OF THE TRUST........ The Trust will terminate upon the liquidation of all of its investments, but no later than December 31, 2011, or ten (10) years from the final closing of the sale of the shares offered hereby, if later (see "Terms of the Offering"). However, the independent trustees have the right to extend the term of the Trust for up to two (2) one-year periods if they determine that such extensions are in the best interest of the Trust and in the best interest of the shareholders, after which the Trust will liquidate any remaining investments as soon as practicable but in any event within three (3) years. See "Summary of the Declaration of Trust."

TRUST ADVISOR............ Berthel Fisher & Company Planning, Inc. ("Berthel
                          Planning"), a corporation organized under the laws of the State of Iowa on March 20, 1989, is the trust advisor. The principal office of Berthel Planning is located at 701 Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609. Berthel Planning was organized as a subsidiary of Berthel Fisher & Company to serve as a registered investment advisor. All of the voting stock of Berthel Planning is owned by Berthel Fisher & Company. Berthel Fisher & Company, a financial services holding company, was formed in 1985 as an Iowa corporation to hold the stock of Berthel Financial

                          Services, a broker-dealer registered with the National Association of Securities Dealers, Inc. Berthel Financial Services is the dealer manager selling the shares on our behalf.

INDEPENDENT TRUSTEES..... We will have at least two independent trustees who will supervise our operations and investments. The independent trustees must approve all of our investment decisions. Other significant actions of the Trust will also require the approval of the independent trustees. See "Investment Objective and Policies."

FEES AND EXPENSES........ We have entered into a Management Agreement with
                          Berthel Planning, the trust advisor. We will pay Berthel Planning an annual management fee equal to 2.5% of the value of our assets. The management fee will be paid monthly in arrears. The amount of any monthly management fee will be determined by reference to the net value of our assets as of the first day of that quarter. After we have returned to shareholders all of the amounts invested by shareholders, we will pay Berthel Planning an incentive distribution equal to 20% of all subsequent distributions from the Trust. We will pay all expenses associated with our operation, such as legal, accounting and administrative expenses. Selling commissions paid by us will vary between 2% and 7% of the aggregate purchase price of all shares sold, depending on the number of shares purchased by an investor. We will pay an underwriting fee of 2% of the price of all shares sold. We will also pay a syndication fee of 1% of the price of all shares sold. See "Terms of the Offering" and "Compensation and Fees."

DISTRIBUTIONS............ After the completion of the offering, unless a majority of the independent trustees determine that a distribution is not in the best interest of the Trust and the shareholders, we will make quarterly distributions of all gross cash funds provided from our operations to the extent that we have cash available for such distributions. All distributions will be made 99% to the shareholders and 1% to Berthel Planning until we have distributed to shareholders an amount equal to the entire amount originally invested by investors. Thereafter, we will make all distributions 80% to the shareholders and 20% to Berthel Planning.

                          We do not presently intend to distribute capital during the first five years following the completion of the offering. However, with the approval of the independent trustees, we may distribute capital if in our opinion there are insufficient investment opportunities available, or if such distribution is warranted for the benefit of the shareholders. After the first five year period, we may distribute any capital that we, with the approval of the independent trustees, believe is not necessary for operations. See "Distributions and Allocation."

LEVERAGE................. In order to make investments, we may seek to borrow from banks, insurance companies and other institutions up to the maximum extent permitted by the Investment Company Act. See "Investment Objective and Policies." We presently intend to organize a small business investment company ("SBIC") as a subsidiary. If funds are available to do so, we expect may invest at least $5,000,000 of the proceeds in the SBIC. An SBIC is formed through the United States Small Business Administration ("SBA"). If formed, the SBIC will issue debentures or participating securities through the SBA, which will have the effect of leveraging the investment of the Trust in the SBIC. This will increase the risk of loss to the Trust. See "Investment Objective and Policies."

REGULATION............... We have elected to be treated as a business development company under the Investment Company Act. The Investment Company Act imposes restrictions on our activities, including restrictions on the nature of our investments, the use of borrowed funds and our issuance of securities, options, warrants or other rights. The Investment Company Act also requires that a majority of our Trustees be individuals who are not "interested persons" of the Trust as defined in the Investment Company Act. Such restrictions may prohibit, or render inadvisable, certain investments that would otherwise be suitable for investment by the Trust. See "Regulation."

                          As our manager, Berthel Planning will be subject to the provisions of the Investment Advisers Act, which governs the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a business development company. See "Regulation."

                          We will be subject to substantial regulation by the SBA if we form an SBIC subsidiary. These regulations will limit the types and structures of the investments of the SBIC subsidiary.

                         FEE TABLE AND EXPENSES SUMMARY

SHAREHOLDER TRANSACTION EXPENSES (1)

         Sales Load (as a percentage of offering price) (2) .....................................7.00%
         Syndication fee ........................................................................1.00%
         Underwriting fee .......................................................................2.00%

ANNUAL EXPENSES (as a percentage of net assets attributable to shares)(3)

         Management fees (4).....................................................................2.50%
         Interest payments on borrowed funds (5).................................................NONE%
         Other expenses
                  Operating expenses........................................... 2.10%
                  Independent trustees fees and expenses ........................ 33%
         Total other expenses....................................................................2.43%
         Total Annual Expenses...................................................................4.93%

---------------------------

(1) This table does not include other expenses incurred in connection with our organization and offering. These expenses, which will not exceed 3.5% of offering proceeds, will be paid from offering proceeds. This table also does not include acquisition fees and acquisition expenses that may be paid in connection with the purchase of investments by the trust.
(2) The seven percent sales load assumes that volume discounts are not available to any investor. Volume discounts benefit investors who make large investments in the trust. Volume discounts will not increase proceeds to the trust, but will decrease the amount of commission paid.
(3) We have assumed annual expenses based on the sale of the maximum number of shares and the payment of the maximum expenses. We have shown all percentages based upon our estimated first year expenses.
(4) We compute Management Fees each year on the basis of 2.5% of the total assets of the Trust.
(5)      Assumes no leverage.

--------------------------------------------------------------------------------------------------------------------------

                  Example(1)                                        1 year        3 years          5 years        10 years

--------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
investment, assuming payment of a 10% sales load
and a 5% annual return:                                              $144          $233             $322           $545

--------------------------------------------------------------------------------------------------------------------------

(1) This example is based on our estimate of first year expenses. We have assumed that expenses will stay the same throughout the life of the trust. Because this is an example, you should not consider these expenses to be representative of future actual expenses. Future actual expenses may be more or less than those shown. We have also assumed for this example that none of the annual return comes from realized capital gain. The example does not reflect distributions to Berthel Planning after all shareholders have received return of their investment amount.

         The purpose of the foregoing table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you decide to invest in the Trust. Management fees and other expenses are based on estimated amounts for our first full fiscal year. The example is based on estimated amounts and is entirely hypothetical. The five percent return is only a hypothetical example that is required by law to be used to demonstrate the costs and expenses of an investment in our shares. YOU SHOULD NOT CONSIDER THE EXAMPLE TO BE A PROMISE FROM US OF PAST OR FUTURE PERFORMANCE OR EXPENSE. OUR ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN IN THE TABLE.


                                  RISK FACTORS

         AN INVESTMENT IN THE TRUST INVOLVES A NUMBER OF SIGNIFICANT RISKS. AS A RESULT OF THESE RISKS, YOU COULD LOSE SOME OR ALL OF AN INVESTMENT IN OUR SHARES. IN ADDITION TO THESE RISK FACTORS HEREUNDER YOU SHOULD ALSO CONSIDER THE SECTION ENTITLED "CONFLICTS OF INTEREST" BEGINNING ON PAGE 45.

INVESTMENT RISKS

         INVESTING IN OUR SHARES IS HIGHLY SPECULATIVE AND YOU COULD LOSE SOME OR ALL OF THE AMOUNT YOU INVEST.

         The value of our shares may decline and may be affected by numerous market conditions that could result in the loss of some or all of your investment in our shares. The securities markets frequently experience extreme price and volume fluctuation which affect market prices for securities of companies generally, and small and medium sized companies in particular. Because of our focus on small and medium sized companies, market conditions will likely affect the value of our shares. General economic conditions, and general conditions in industries in which our portfolio companies do business will also affect the value of our shares.

         INVESTING IN OUR SHARES MAY BE INAPPROPRIATE FOR YOUR RISK
         TOLERANCE.

         Investing in our shares may force you to bear more risk than you should or can bear. We will invest in accordance with our investment objective, which may result in an above average amount of risk and volatility or loss of principal. Our investments in portfolio companies will probably be highly speculative and aggressive; therefore, an investment in our shares may not be suitable for you.

VENTURE CAPITAL RISKS

         THE INABILITY OF OUR PORTFOLIO COMPANIES TO BUILD A BUSINESS FROM THEIR IDEAS OR PLANS WOULD HAVE A NEGATIVE IMPACT ON OUR INVESTMENT RETURNS.

         The possibility that our portfolio companies will not be able to commercialize their technologies, products or business concepts presents significant risk. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, many products and services of small and mid-size companies have a limited market or life span. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets.
Their inability to do so could affect our investment returns.

         THE INABILITY OF OUR PORTFOLIO COMPANIES TO SUCCESSFULLY MARKET THEIR PRODUCTS OR SERVICES WOULD HAVE A NEGATIVE IMPACT ON OUR INVESTMENT RETURNS.

         Even if our portfolio companies are able to develop their products and services, the market for new products and services is highly competitive and rapidly changing. Success is difficult to predict and the marketing efforts of our portfolio companies may not be successful.

         AN INVESTMENT STRATEGY FOCUSED PRIMARILY ON SMALL AND MEDIUM SIZED PRIVATELY-HELD COMPANIES PRESENTS CERTAIN CHALLENGES, INCLUDING THE LACK OF AVAILABLE INFORMATION ABOUT THESE COMPANIES, A DEPENDENCE ON THE TALENTS AND EFFORTS OF THEIR MANAGERS AND A GREATER VULNERABILITY TO ECONOMIC DOWNTURNS.

         We will invest primarily in small and medium sized privately-held companies. Generally, very little public information exists about these companies and we will be required to rely on the ability of Berthel Planning to obtain adequate information to evaluate the potential returns from investing in these companies. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

         OUR PORTFOLIO COMPANIES WILL LIKELY HAVE SIGNIFICANT COMPETITION.

         Small to medium-sized companies often face significant competition, both from other early-stage companies and from more established companies. Competitors of our portfolio companies may have strategic capabilities such as an innovative management team or an ability to react quickly to changing market conditions, while more established companies may possess significantly more experience and greater financial resources than our portfolio companies. These factors could affect our investment returns.

         OUR INVESTMENT RETURNS WILL DEPEND ON THE SUCCESS OF OUR PORTFOLIO COMPANIES AND THEIR KEY PERSONNEL.

         Our success will depend upon the success of our portfolio companies. Their success, in turn, will depend in large part upon the abilities of their key personnel. The day-to-day operations of our portfolio companies will remain the responsibility of their key personnel. Competition for qualified personnel is intense at any stage of a company's development. The loss of one or a few key managers can hinder or delay a company's implementation of its business plan. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns.

         SOME OF OUR PORTFOLIO COMPANIES MAY NEED ADDITIONAL CAPITAL, WHICH MAY NOT BE READILY AVAILABLE.

         Our portfolio companies will often require substantial additional financing after our first investment to satisfy their continuing working capital requirements. A round of financing is typically intended to provide a company with only enough capital to reach the next stage of development. It is possible that one or more of our portfolio companies will exhaust its capital and then will not be able to raise additional financing or may be able to do so only at a price or on terms which are unfavorable to us. Either of these events could negatively impact our investment returns.

RISKS OF THE TRUST

         THERE IS CURRENTLY NO PUBLIC MARKET FOR OUR SHARES AND WE INTEND TO TAKE ACTIONS TO PREVENT SUCH A MARKET.

         There is currently no secondary market for our shares and we intend to take steps to prevent such a market from ever developing. Though we cannot guarantee that a limited market will not develop, an investment in our shares will be illiquid. Additionally, we will not redeem our shares on an ongoing basis and our shareholders cannot exchange their shares for shares of any other fund.

         BY BORROWING MONEY, OR BY ISSUING PARTICIPATING SECURITIES THROUGH A SMALL BUSINESS INVESTMENT COMPANY, WE MAY SUFFER INCREASED LOSSES.

         We may borrow funds in order to make investments in portfolio companies and for operational purposes. In addition, we intend to form an SBIC that will use leverage by issuing debentures or participating securities. By using leverage in either of these two ways, we will magnify gains or losses in our portfolio value. Leverage will increase our vulnerability to adverse developments in the general economy or in our portfolio companies. See "Establishment of a Small Business Investment Company" under "Investment Objective and Policies."

         WE ARE NOT LIKELY TO REALIZE RETURNS ON OUR INVESTMENTS IN PORTFOLIO COMPANIES FOR SEVERAL YEARS. THUS, AN INVESTMENT IN OUR SHARES IS ONLY APPROPRIATE FOR INVESTORS

         WHO DO NOT NEED SHORT-TERM LIQUIDITY OR CURRENT INCOME FROM AN INVESTMENT IN OUR SHARES.

         It will take a significant period of time before we are able to fully invest the proceeds of this offering. A portion of our funds will be held in reserve for follow-on investments and future management fees and other expenses. Additionally, our investments typically will take at least several years before the portfolio company is in a position to sell its shares in a public offering, engage in a sale or merger or buy back its shares. The securities of our portfolio companies are likely to be "restricted" under Rule 144 of the Securities Act and thus can not be sold unless we satisfy the requirements of Rule 144. Accordingly, it will likely be several years before we are able to sell our investments and make any distributions of gains to our shareholders. Additionally, because we expect to take up to two years to fully invest the net proceeds of the offering, less an appropriate reserve for follow-on investments and future management fees and other expenses, there is an increased risk that our shares will decline in value after a shareholder purchases them.

         WE HAVE NOT YET IDENTIFIED ANY PORTFOLIO COMPANY INVESTMENTS.

         We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing our shares. Additionally, our investments will be selected by Berthel Planning, subject to the approval of our independent trustees, and our shareholders will not have input into our investment decisions. Both of these factors will increase the risk of investing in our shares.

         WE MAY INVEST IN A LIMITED NUMBER OF PORTFOLIO COMPANIES OR INDUSTRIES, WHICH WILL INCREASE OUR RISK OF LOSS.

         We intend to spread our investments among several portfolio companies and industries. In the early phase of our operations, with the approval of the independent trustees, we may make investments in a limited number of portfolio companies utilizing all of our available capital. If the most attractive investments available to us are concentrated in a small number of industries, our portfolio may become concentrated in those industries. This will increase the risk that we will suffer losses. However, financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than if we held many investments. It is possible we will invest in only a few portfolio companies. See "Portfolio Concentration" under "Investment Objective and Policies." If we do this, we will have significantly more risk than if we held more investments.

         THERE ARE SIGNIFICANT POTENTIAL CONFLICTS OF INTEREST THAT COULD IMPACT OUR INVESTMENT RETURNS.

         There are significant potential conflicts of interest arising because of our business model and the relationships of the Trust with Berthel Planning and its affiliated companies. For a complete discussion of these conflicts, you should review the section of this Prospectus entitled "Conflicts of Interest." In summary, conflicts will arise because:

         - the personnel of Berthel Planning perform or may perform similar services for other investment funds and serve as officers or directors of other entities. Thus, such personnel are not able to devote all of their time to the Trust;

         - new investment opportunities that meet the Trust's investment objective may be offered to or reviewed by another fund managed by Berthel Planning or another company affiliated with Berthel Planning, and may not be offered to or reviewed by either Berthel Planning or the Trust;

         - Berthel Planning has an interest in our profits, which may affect its decisions with respect to our investments in portfolio companies;

         - our legal counsel may also serve as legal counsel to Berthel Planning;

         - the contractual and other arrangements between the Trust and Berthel Planning, TJB Capital and their affiliated companies, including Berthel Financial Services, have not been established by arm's length negotiations; and

         - Berthel Financial Services is the dealer manager for the offering.

         WE ARE A CLOSED-END INVESTMENT COMPANY AND WILL NOT REDEEM OUR SHARES.

         We are a closed-end fund and will not redeem our shares at the request of shareholders. Shareholders cannot exchange shares for shares of any other fund. This means that if you wish to sell our shares, it is unlikely that you will be able to do so. Historically, when it has been possible to sell shares of a closed-end investment company like the Trust, the shares have often sold at a discount to their net asset value. This is likely to be true in our case, since we may not realize a return on our investments for many years.

         VALUING OUR PORTFOLIO IN THE FUTURE WILL BE DIFFICULT AND INEXACT AND MAY NOT REFLECT THE TRUE VALUE OF OUR INVESTMENTS IN PORTFOLIO COMPANIES.

         We will value our portfolio from time to time based on our best estimate of the value of each of our individual investments in portfolio companies. However, there is typically no public market for the securities of small, privately-held companies. We may also consult with accounting firms, investment banks and other consulting firms when needed to assist in valuation of our investments. Portfolio valuation, however, is inherently subjective. The values placed on our portfolio companies may not reflect the actual value of these companies.

         WE WERE ONLY RECENTLY FORMED AND HAVE NO PRIOR OPERATING HISTORY. OUR SUCCESS WILL DEPEND, TO A LARGE DEGREE, ON THE EXPERTISE AND EXPERIENCE OF BERTHEL PLANNING.

         Although the personnel of Berthel Planning have experience in making venture capital investments, the Trust was only recently formed and has no operating history. Our success in identifying investment opportunities and pursuing and managing such investments is dependent upon the expertise and experience of the personnel of Berthel Planning and the ability of Berthel Planning to attract and retain quality personnel.

         A CHANGE IN OUR RELATIONSHIP WITH BERTHEL PLANNING COULD HAVE AN ADVERSE EFFECT ON OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE.

         Achieving our investment objective depends in large part on our ability to utilize the experience, contacts and specialized knowledge in venture capital investing of Berthel Planning. The management agreement may be terminated by Berthel Planning or the Trust, in either case upon delivery of written notice of termination at least sixty days prior to the termination date. If the management agreement is terminated, our success will depend in large part on our ability to obtain investment advisory services similar to those offered by Berthel Planning. Our investment returns may be significantly negatively impacted if we are unable to obtain these services, or if we are only able to do so on less favorable terms than those offered by Berthel Planning.

         CHANGES IN THE PERSONNEL OF BERTHEL PLANNING MAY HAVE AN ADVERSE EFFECT ON OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE.

Achieving our investment objective depends in large part on our ability to utilize the experience, contacts and knowledge of venture capital investing of the personnel of Berthel Planning. Over the life of the trust, the personnel of Berthel Planning may change, having an adverse effect on our ability to achieve our investment objective.

         OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE DEPENDS UPON OUR ABILITY TO UTILIZE THE CONTACTS OF BERTHEL PLANNING AND ITS AFFILIATES. THE AFFILIATES OF BERTHEL PLANNING, HOWEVER, ARE NOT OBLIGATED TO REFER INVESTMENT OPPORTUNITIES TO US.

         Our success depends, in large part, on our ability to utilize the experience, contacts and specialized knowledge of the personnel employed by Berthel Planning and its affiliated companies. We expect that many of our investments will be made in portfolio companies in transactions in which we will co-invest with contacts of Berthel Planning, its affiliated companies and Berthel Growth & Income Trust I. There is a potential that an impasse on joint venture decisions between co-investors will negatively affect the outcome of investments where we have jointly invested. None of these other parties is obligated to refer any investment opportunities to us. The Investment Company Act also restricts our ability to perform transactions with affiliated parties, including Berthel Growth & Income Trust I. We intend to apply to the SEC for exemptive relief from this provision to allow the Trust to make co-investments and follow-on co-investments with Berthel Growth & Income Trust I and SBIC subsidiaries owned by the Trust and Berthel Growth & Income Trust I. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted. Even if we are granted the requested relief, it will likely be subject to conditions. For example, we expect that prior to investing with an affiliated party, Berthel Planning will be required to present the investment opportunity to our management board for its review. Furthermore, at least a majority of our independent trustees must conclude that:

         - the terms of the transaction, including the price to be paid, are reasonable and fair to our shareholders and do not involve overreaching by any other party;

         - the transaction is consistent with the interests of our shareholders and our investment objective and strategies;

         - we will not be disadvantaged by making, maintaining or disposing of the investment; and

         - our participation in such investment opportunity will not benefit any affiliated party or any of their respective affiliates, except as specifically permitted in the Investment Company Act.

         OUR RETURNS MAY BE SUBSTANTIALLY LOWER THAN THE AVERAGE RETURNS HISTORICALLY REALIZED BY INVESTMENT FUNDS WITH SIMILAR OBJECTIVES.

         Past performance of investment funds with similar objectives is not necessarily indicative of the future performance of such funds or the Trust. We cannot guarantee that we will meet or exceed the rates of return historically realized by the venture capital industry as a whole. Additionally, our overall return will almost certainly be reduced by certain factors related to our structure as a business development company required to file reports under the Securities Exchange Act of 1934, including:

         - the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments,

         - the costs of securities law compliance and reporting, and

         - the regular public disclosure required of business development companies, which could result in the Trust being less attractive as an investor to certain potential portfolio companies.

         BECAUSE THE MARKET FOR INVESTMENTS IN SMALL TO MEDIUM-SIZED COMPANIES IS HIGHLY COMPETITIVE, OUR STATUS AS A REGULATED BUSINESS DEVELOPMENT COMPANY MAY HINDER OUR ABILITY TO PARTICIPATE IN INVESTMENT OPPORTUNITIES.

         We will likely face substantial competition in our investing activities from private venture capital funds, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private venture capital fund not subject to the same regulations.

         THE VENTURE CAPITAL BUSINESS IS GROWING, AND WITH MORE CAPITAL READILY AVAILABLE, OUR SUCCESS WILL DEPEND ON A CONTINUING SUPPLY OF FAVORABLE INVESTMENT OPPORTUNITIES.

         There has been a significant amount of new capital invested in venture capital funds in recent years, and this trend is likely to continue. With the amount of capital available, some companies that may have had difficulty in obtaining funding in the past may be able to do so, even if the chances for success in these investments may be marginal. In addition, there is likely to be an increasing amount of competition among venture capital funds for the best investment prospects. Thus, our success will be largely dependent on our ability to find the most favorable opportunities in a highly competitive venture capital market, while avoiding the marginal prospects.

         OUR SUCCESS WILL BE SIGNIFICANTLY AFFECTED BY THE STATE OF THE SECURITIES MARKETS IN GENERAL AND, MORE SPECIFICALLY, BY THE MARKET FOR INITIAL PUBLIC OFFERINGS.

         We anticipate that a substantial portion of our returns will be realized through initial public offerings of our portfolio companies. The market for initial public offerings is cyclical in nature. Thus, we cannot be certain that the securities markets will be receptive to initial public offerings, particularly those of early-stage companies. Any adverse change in the market for public offerings could significantly impact our ability to realize our investment objective. Our ability to achieve attractive investment returns will also depend upon the availability of strategic or financial acquirers of our portfolio companies. The interest of potential buyers in acquiring our portfolio companies will vary with general economic conditions. The valuations potential buyers are willing to place on our portfolio companies will vary with the valuations of comparable publicly-traded companies.

         IF YOU ARE AN ERISA PLAN OR AN IRA, YOU MUST DETERMINE THAT THE INVESTMENT IN OUR SHARES IS PRUDENT AND MEETS YOUR INVESTMENT GUIDELINES. WE CAN MAKE NO GUARANTEE THAT OUR ASSETS WILL NOT BE CONSIDERED "PLAN ASSETS" OF YOUR PLAN OR IRA.

         If you are considering an investment though an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, or ERISA, the fiduciary acting on your behalf when investing in our shares should satisfy itself that an investment in the shares is consistent with the prudence standards of Section 404 of ERISA and is prudent in light of your cash needs and other ERISA requirements. If you are an ERISA plan or an individual retirement account, or IRA, you should assure yourself that the investment is not a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code. The Department of Labor has issued regulations that characterize the assets of some entities as "plan assets" of the ERISA plans and IRAs that invest in those entities. We anticipate that our shares will be considered "publicly offered securities" within the meaning of the regulations, and our assets would not be considered plan assets. However, we strongly urge you or your fiduciaries to consult your own advisers prior to purchasing our shares.

         FLUCTUATIONS IN INTEREST RATES MAY HURT PORTFOLIO COMPANIES THAT HAVE BORROWED FUNDS.

         Fluctuations in interest rates may have an adverse impact on our portfolio companies. Some of our investments may be subordinated loans. In addition, we may purchase equity securities issued by companies that have borrowed substantial amounts. The payment of any amounts due to us will generally be subject to the payments due on debt senior to our investment. Furthermore, increased interest rates may require more of a portfolio company's available funds to be paid to senior lenders. If a portfolio company cannot generate sufficient cash flow to meet interest payments it could decrease or eliminate the amount we realize on our investment. See "Investment Objective and Policies."

         OUR INABILITY OR REFUSAL TO MAKE LATER INVESTMENTS IN A PORTFOLIO COMPANY AFTER OUR FIRST INVESTMENT COULD HURT OUR PERFORMANCE.

         After we make our initial investment in a company, we may be asked or have the chance to make additional investments in the portfolio company. These investments are often called "follow- on investments." Our available funds may limit our ability to make follow-on investments. Also, in some situations we will simply choose not to make a follow-on investment. If we are not able to make a follow-on investment, or we choose not to, this may cause the portfolio company to go out of business. In addition, follow-on investments are often requested by portfolio companies when their businesses are not operating as anticipated. In these situations, when we do make a follow-on investment, it is possible that we will lose the amount of this follow-on investment, along with the amount of original investment. See "Follow-On Investments" under "Investment Objective and Policies."

         IF WE FORM AN SBIC AND USE "PARTICIPATING SECURITIES" TO OBTAIN FINANCING FROM THE SBA, IT IS POSSIBLE THAT THE SBA WILL GET ALL OF ITS MONEY BACK OR OBTAIN A PROFIT, EVEN IF THE OVERALL PERFORMANCE OF THE SBIC IS POOR AND EVEN IF WE LOSE OUR INVESTMENT IN THE SBIC.

         SBA regulations provide that once a distribution is characterized in a certain fashion, that characterization may not be changed later. Thus, if our SBIC is profitable for a quarter, or other calendar period, and makes a "prioritized payment, a "tax distribution" or a "return on capital" as these terms are used by the SBA, these payments may not be recharacterized as a "return of capital" if the operations of the SBIC subsequently prove unprofitable. This might cause the SBA to receive distributions early in the life of our SBIC which are characterized as profits even though the SBIC ultimately proves to be unprofitable. It may even permit the SBA to receive return of the full amount of its participating securities investment in the SBIC, while we lose some or all of our capital investment in the SBIC.

         IF WE FORM AN SBIC, THE SBA MAY RESTRICT DISTRIBUTIONS FROM THE SBIC TO US.

         If we form an SBIC, the SBA may restrict distributions from the SBIC to us if it determines that the value of the SBIC's assets is materially overstated. Distributions from the SBIC may be further restricted if we do not have distributable income as defined by the SBA. If we have invested the bulk of our assets in our SBIC, this would prevent us from making distributions to shareholders.

         IF WE FORM AN SBIC AND USE "PARTICIPATING SECURITIES" TO OBTAIN FINANCING FROM THE SBA, IT IS LIKELY THAT THE SBA WILL BE ENTITLED TO MOST OF THE FIRST SEVERAL DISTRIBUTIONS MADE BY THE SBIC.

         We expect that if we form an SBIC, the SBIC will accrue losses for several years from accumulating management fees, amortized organization costs and other miscellaneous operating expenses. These expenses usually amount to several million dollars before sufficient profits are realized, which would entitle the SBA to receive prioritized payments, "tax distributions" or "returns on capital". Thus, it is likely that the SBA would be entitled to receive most or all of the first several distributions by the SBIC. As a result, if we issue SBIC participating securities, distributions to our shareholders that might otherwise have been made are likely to be delayed.

FEDERAL INCOME TAX RISKS

         IF WE ARE TREATED LIKE A CORPORATION FOR TAX PURPOSES, RATHER THAN LIKE A PARTNERSHIP, THE RETURN TO A SHAREHOLDER WILL SUFFER.

         We expect to be treated like a partnership for federal income tax purposes. This results in "pass-through" treatment of income, gain, losses and other deductions. We would not be treated as a partnership for federal income tax purposes, however, if:

         -        we are incorrect concerning our tax treatment;

         -        the law relating to partnership treatment changes;

         - we are no longer able to qualify for partnership treatment because we are treated as a "publicly traded partnership" by the Internal Revenue Service, despite our efforts to prevent public trading of our shares; or

         - we are no longer able to qualify for partnership treatment because circumstances change.

         If we did not qualify for partnership treatment, we would be classified as an association taxable as a corporation. If this happened, we would be required to pay income tax at corporate tax rates on our net income. This would cause the returns to shareholders to suffer. See "Tax Consequences" under "Tax Matters."

         AN INVESTMENT BY A FOREIGN INVESTOR COULD CAUSE HIGHLY ADVERSE TAX CONSEQUENCES TO THAT FOREIGN INVESTOR.

         The tax treatment applicable to a foreign investor who invests in the Trust is complex and subject to uncertainty and will vary depending upon the particular circumstances of a particular investor. We do not know how an investment in the Trust by a foreign investor would be treated. It is possible that an investment in the Trust by a foreign investor could have adverse tax consequences for that investor. See "Tax Considerations for Nonresident Aliens and Foreign Corporations" under "Tax Matters." If you are a foreign investor you should consult your tax advisers with respect to the possible federal, state, local and foreign tax consequences to you of an investment in the Trust.


                           FORWARD-LOOKING STATEMENTS

This prospectus includes forward-looking statements. We have based such statements largely on our current expectations and projections about future events and trends, factors affecting the business of investing in small and mid-sized companies and the state of the financial markets and the economy in general. These forward-looking statements are subject to a number of risks, uncertainties and assumptions about the Trust, including, among other things:

         - general economic and business conditions and the general state of the financial markets;

         - our expectations and estimates concerning the future growth and performance of the venture capital sector;

         - our expectations and estimates concerning the future growth and performance of our potential portfolio companies;

         -        existing and future laws and regulations;

         - our ability to successfully implement our investment objective and strategies;

         - our relationship with Berthel Planning and its affiliated companies; and

         - other risk factors described under "Risk Factors" in this prospectus.

         We use words such as "anticipate," "believe," "plan," "expect," "future," "intend," "may," "will," "estimate," "continue," and similar expressions to identify such forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in "Risk Factors" and elsewhere in this prospectus.

         We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this prospectus. Because of these risks and uncertainties, the forward-looking events and circumstances discussed in this prospectus may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.


                                 USE OF PROCEEDS

         In the following table we set forth our best estimate of how we will use the proceeds from the sale of shares if we sell 600,000 shares and if we sell 2,500,000 shares.

                                                             Estimated Use of Gross Offering Proceeds
                                                             ----------------------------------------


                                       17

                                                        600,000 shares               2,500,000 shares
                                                        --------------               ----------------
                                                     Amount       Percent(1)      Amount       Percent(1)
                                                     ------       ----------      ------       ----------
Gross proceeds                                     $6,000,000       100.0%      $25,000,000      100.0%
Organizational and Offering Expenses
   Selling commissions                             $ (420,000)        7.0%      $(1,750,000)       7.0%
   Underwriting fee                                $ (120,000)        2.0%      $  (500,000)       2.0%
   Syndication fee                                 $  (60,000)        1.0%      $  (250,000)       1.0%
   Other expenses(2)                               $ (210,000)        3.5%      $  (875,000)       3.5%
                                                     ---------        ----         ---------       ----
Net proceeds available for operation
     of the trust                                  $5,190,000        86.5%      $21,625,000       86.5%

-----------------------

(1) All percentages shown in the table above are percentages of gross proceeds.

(2) Other expenses include all other expenses of organizing the Trust and offering the shares, including legal, accounting and printing. We will not pay other expenses of the organization and offering in excess of 3.5% of the gross proceeds. Amounts of other expenses in excess of 3.5% of gross proceeds will be paid by Berthel Planning. Although the table shows that other expenses of organization and offering will be a maximum of $875,000, we expect the maximum amount to be spent on other expenses of organization and offering expenses will be less than $875,000.

         We have not allocated any portion of the net proceeds to any particular investment. We intend to use substantially all of the net proceeds for investment in accordance with our investment objective. Until we have identified appropriate investments in accordance with our investment objective, we may invest all of our excess cash in cash items of banks, government securities, and high quality debt securities maturing one year or less from the time of investment in such securities.

         We will invest at least 50% of the net proceeds of this offering in accordance with our investment objective within two years from the date of this prospectus or within one year from the termination of this offering, whichever is later. Any proceeds of the offering in excess of 50% of the total proceeds not committed for investment in portfolio companies within two years from the effective date of this offering or within one year from the last closing, whichever is later, will be distributed pro rata to the shareholders as a return of capital.

         We will pay organizational and offering expenses from the proceeds of this offering. Organizational and offering expenses are all expenses incurred by and to be paid from the assets of the Trust in connection with and in preparing the Trust for registration and subsequently offering and distributing shares to the public. These expenses include, but are not limited to, total underwriting and brokerage discounts and commissions (but not including fees of the underwriter's attorneys); printing; engraving; mailing; salaries of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositories and experts; expenses of qualification of the sale of shares under Federal and State laws, including taxes and fees; and accountants' and attorneys' fees. If 600,000 shares are sold, such expenses to be paid from proceeds are estimated to be $810,000. If 2,500,000 shares are sold, such expenses to be paid from proceeds will not exceed $3,375,000. If Berthel Financial Services elects to exercise its option to sell an additional 500,000 shares for a maximum of 3,000,000 shares, such expenses to be paid from proceeds will not exceed $4,050,000. A portion of the organizational and offering expenses has been advanced or will be advanced by Berthel Planning. Upon termination of this offering we will reimburse Berthel Planning for such expenses.

         Berthel Planning will pay all organizational and offering expenses (excluding sales commissions and discounts, the underwriting fee and the syndication fee) that exceed 3.5% of the purchase price of shares sold in the offering. Exclusive of organizational and offering expenses actually incurred and paid by Berthel Planning, we will not pay more than 10% of the proceeds of this offering, in the aggregate, to NASD members, or to persons who are affiliated with, associated with, or related to NASD members.

         We will pay, from the proceeds of this offering, the expenses relating to the purchase or acquisition of assets for our portfolio and fees and commissions incurred by us in connection with the purchase or acquisition of assets for our portfolio. Such fees and expenses are not determinable at this time, but the total of all such fees and expenses will not exceed 3.5% of the proceeds of this offering. If 600,000 shares are sold, such fees and expenses will not exceed $210,000. If 2,500,000 shares are sold, such fees and expenses will not exceed $875,000. If Berthel Financial Services elects to exercise its option to sell an additional 500,000 shares for a maximum of 3,000,000 shares, such fees and expenses will not exceed $1,050,000.


                              COMPENSATION AND FEES

         We will pay compensation and fees to Berthel Planning and its affiliates during the various phases of the organization and operation of the Trust. We will also pay compensation and fees to the independent trustees. The following table discloses all compensation and fees Berthel Planning can receive, either directly or indirectly. The table also shows fees and expenses we will incur to acquire assets for our portfolio even though such fees and expenses will not be paid to Berthel Planning or its affiliates.


                         ORGANIZATION AND OFFERING PHASE

         Person
        Receiving                                                                    Estimated Amount of
      Compensation                    Type of Compensation                              Compensation
      ------------                    --------------------                              ------------
Berthel Financial          Selling commissions for the sale            Selling commissions will vary
Services and               of shares.                                  between 2% and 7% of the purchase
selected sales                                                         price of all shares sold.
agents                                                                 The amount of commission depends on
                                                                       the number of shares purchased by a
                                                                       particular investor. Some of the
                                                                       selling commissions will be paid to
                                                                       selling agents.  See "Terms of the
                                                                       Offering."

Berthel Financial          Underwriting fees for facilitating          We will pay an underwriting fee of
Services and               the offering of the shares.                 2% of the purchase price of all
selected sales                                                         shares sold.  The fee will be
agents                                                                 $120,000 if 600,000 shares are
                                                                       sold, and $500,000 if 2,500,000
                                                                       shares are sold.

Berthel Financial          Syndication Fee for services in             We will pay Berthel Financial Services
Services                   recruiting the selected sales agents.       a fee equal to 1% of the aggregate
                                                                       purchase price of all shares sold.  The
                                                                       fee will be $60,000 if 600,000
                                                                       shares are sold, and $250,000 if
                                                                       2,500,000 shares are sold.

Berthel Planning           Reimbursement of organizational             Amount of reimbursement shall not
                           and offering expenses, including            exceed 3.5% of the aggregate


                                       19

                          legal and accounting fees and                purchase price of all shares sold.
                          printing and mailing expenses, paid          Any organizational and offering
                          or incurred by Berthel Planning in           expenses (excluding selling
                          connection with organizing the               commissions and discounts, the
                          Trust and offering the shares.               underwriting fee and the
                                                                       syndication fee) of the Trust in
                                                                       excess of this amount will be paid by
                                                                       Berthel Planning.


                                 OPERATING PHASE

Berthel Planning          Management Fee for providing                 We will pay Berthel Planning an
                          management services to the Trust.            annual management fee equal to
                                                                       2.5% of the total assets of the Trust.
                                                                       See "Management Arrangements." We do not
                                                                       know what the actual amount of the
                                                                       management fees will be because the
                                                                       amount depends on future operations.

Berthel Planning          Incentive distribution.                      Berthel Planning will receive an
                                                                       incentive distribution equal to
                                                                       20% of distributions from the Trust
                                                                       after all shareholders have
                                                                       received distributions equal to the
                                                                       amount of their original investments.
                                                                       See "Management Arrangements." We do
                                                                       not know what the amount of actual
                                                                       expenses will be because the
                                                                       amount depends on future operations.

Berthel Planning          Administration expense                       We will pay to Berthel Planning and its
                          reimbursement.                               affiliates the administrative expenses
                                                                       associated with the administration
                                                                       of the Trust. See "Management
                                                                       Arrangements." Actual amounts will
                                                                       depend on future operations. We do not
                                                                       know what the actual expenses will be.

Berthel Planning          Out-of-pocket costs                          The Trust will reimburse out-of- pocket
                          reimbursement.                               costs and expenses that are directly
                                                                       allocable and identifiable to the
                                                                       Trust or its business or investments,
                                                                       including direct costs of investment.
                                                                       We cannot determine the actual amounts
                                                                       of these payments.


                                       20

Independent               Annual fee, meeting fees and                 We will pay each of the independent
trustees                  reimbursement of expenses.                   trustees an annual fee of $12,000,
                                                                       plus a fee of $1,000 for each trustee
                                                                       meeting attended up to an annual
                                                                       limit of twenty-four meetings. We will
                                                                       also reimburse the independent trustees
                                                                       for their out-of-pocket expenses relating
                                                                       to attendance at such meetings.

Berthel Financial         Fees for portfolio transactions.             We may pay underwriting fees, finders
Services                                                               fees or broker commissions
                                                                       associated with transactions in
                                                                       securities of portfolio companies,
                                                                       if the payments are permitted by
                                                                       Section 57 of the Investment Company
                                                                       Act. We cannot now determine the
                                                                       actual amounts of these payments.

Third Parties             Acquisition fees and acquisition             The Trust may pay fees and expenses
                          expenses.                                    to acquire investments for its
                                                                       portfolio of up to 3.5% of the
                                                                       aggregate purchase price of all
                                                                       shares sold. The total of such fees
                                                                       and expenses will be up to $210,000
                                                                       if 600,000 shares are sold and up to
                                                                       $875,000 if 2,500,000 shares are sold.
                                                                       These fees and expenses will be paid to
                                                                       non-affiliated third parties and will
                                                                       not be paid to Berthel Planning or its
                                                                       affiliates.


                                  THE BUSINESS

         We are a newly-organized, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act. We were formed under the laws of the State of Delaware on June 15, 2000. Our principal office is located at 701 Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609, and our telephone number is (319) 447-5700.

         As of the date of this prospectus, we have issued five hundred shares each to Thomas J. Berthel and Henry Royer for an aggregate of $10,000 cash. These individuals have represented that these shares were purchased for investment purposes only and have undertaken that the shares will be sold only pursuant to a registration statement under the 1933 Act or an applicable exemption from the registration requirements thereof. As a result of their ownership of these shares, Thomas J. Berthel and Henry Royer may be deemed to control the Trust at the date of this prospectus. When the funds of investors are released to us from the escrow account, however, their control will terminate.



                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE AND STRATEGY

         Our investment objective is long term capital appreciation from investments in small and medium size companies. We will invest only in companies that we believe will experience significant growth over the long term. After carefully selecting the companies we will invest in, we will seek to enhance their competitiveness by providing them with managerial assistance in strategy formulation, recruiting, and general business operations. We will seek to provide returns to our shareholders primarily through long-term appreciation in the value of our portfolio companies. Current income is not one of our objectives.

         We have elected to be treated as a business development company under the Investment Company Act. We will not withdraw such election or change our investment objective unless such action is authorized by the vote of a majority in interest of the shareholders.

         We intend to invest or commit for investment all of our available capital within the later of two years from the date of effectiveness of this prospectus or one year from termination of the offering. We will return to investors without deduction for front-end fees, any remaining capital contributions in the Trust that have not been invested or committed for investment within this period, if these funds will not be utilized or reserved for operating expenses, working capital or follow-on investments, or distributed as part of quarterly distributions. However, any net offering proceeds that are invested in investments that are liquidated during the 60 months following the date the offering terminates, to the extent not utilized or reserved for expenses or for follow-on investments, may be reinvested during that sixty (60) month period. We will distribute to shareholders as soon as practicable any such proceeds not so reinvested, or committed for reinvestment, utilized or reserved. We cannot estimate the number of investments that will be liquidated or the amount of proceeds therefrom that will be reinvested. We anticipate that at the end of that sixty (60) month period substantially all of our assets will be invested in portfolio companies.

PRINCIPAL STRATEGIES

         We will focus our investments on companies that have not yet sold shares in an initial public offering that, in our opinion, exhibit potential for high long-term growth. These opportunities may include seed stage, development stage and expansion stage financing. These investments are commonly referred to as venture capital investments. We expect that most of our investments will be in companies that have some operating record. We may also invest in special situation opportunities that include bridge financing, turn around of a declining business, recapitalization of an existing business, leveraged buyout or acquisition of an existing business.

         We may concentrate our portfolio in a few industries and in one or a few geographic regions of the US. We will invest only in companies that are headquartered in the United States; however, portfolio companies may have substantial exposure to international economic conditions.

         We will provide follow-on investments to portfolio companies that we judge to have the highest growth opportunities and conversely, decline follow-on investments in portfolio companies that have not performed according to our expectations.

THE TYPES OF SECURITIES WE WILL ACQUIRE

         We will make our investments as a sole investor, with other professional investors or with other persons. Ordinarily we will not be the sole investor in a company. Other investors may include the management of the company, other business development companies, small business investment companies, other institutional investors, venture capital groups and private individuals. The investment position of the Trust and our co-investors, if any, in companies will typically involve a substantial ownership interest and in some cases may constitute a controlling ownership interest in such companies.

VENTURE INVESTMENTS

         We may make investments in small to medium-sized companies that have prospects to increase shareholder value. Investments in small to medium-sized companies have significant speculative characteristics and high risk of loss. The securities involved may consist only of common or preferred stock. We may make investments in the form of either debt and equity, or both. We will place greater emphasis on the equity component and less on the current income component of these investments.

PUBLICLY TRADED SECURITIES

         We may also invest in publicly traded securities. By regulation, publicly traded securities must not be more than a limited percentage of the assets in our portfolio to allow us to remain classified as a business development company. Generally, publicly traded securities and securities of companies that have a publicly traded class of securities may not exceed 30% of our total investments, including any cash and short term investments in cash and cash equivalents. We do not anticipate that investing in publicly traded securities will be a major activity of the Trust.

MEZZANINE INVESTMENTS

         We may make investments that are often referred to as "mezzanine" investments. Mezzanine investments typically rank above common stock if the portfolio company liquidates, but still offer the possibility of capital appreciation. Mezzanine investments may take the form of:

         - debt securities that are convertible to equity in a portfolio company;

         - debt securities that are accompanied by warrants to purchase the common stock of a portfolio company; or

         -        preferred stock of a portfolio company.


         Mezzanine investments will often take the form of debt securities. If we purchase debt securities, they will typically be rated below investment grade, and more frequently, not rated at all. In addition, the securities we purchase will often have speculative characteristics.

         The mezzanine securities we purchase may be issued by a portfolio company for a variety of purposes, including growth and expansion, turn around of a declining business, recapitalization of an existing business, leveraged buyout or acquisition of an existing business.
INVESTMENT CRITERIA

         We have established investment criteria that will govern the investments we will seek and acquire. We may from time to time reevaluate and modify the guidelines. We will use these criteria to structure the types of investments we seek. However, these criteria are not projections of the return to be expected from our investments.

         The major factors we will consider are discussed below:

         - Management. The management of a portfolio company is one of the most crucial factors impacting its success. We will consider the integrity, commitment, level of ownership, and objectives of the management team of a portfolio.

         - Market Opportunity. Market opportunity for a company is also important to the success of a portfolio company. Before we will consider investing, a company should have substantial opportunity for revenue growth through (1) capitalizing on favorable growth characteristics of the markets it serves, (2) expanding into new markets or (3) capturing greater market share within a particular market. In certain more mature situations a company may not have a substantial opportunity for revenue growth, and in those cases the company must have a substantial and defensible position in the market it serves.

         - Current Operations. In some cases, historic and current operating performance will be important when considering an investment for the Trust. Companies to which we will make loans (instead of making equity investments) must have adequate positive cash flow to service this debt.

         - Projected Operations. Since we will typically invest for a longer term (5-7 years), the projected valuation of a portfolio company is critical to the projected rate of return and the pricing of the investment. We will analyze a company's projected performance for reasonableness. We will also analyze the company's ability to meet the requirements of the proposed investment. Because debt investments require future cash flows for principal and interest payments, the projected performance of a company must be adequate to meet those needs.

         - Our Rights. Our investments will often include rights that may be unusual in other types of investments. Those rights are often critical to a successful investment. Such rights often include special liquidity rights such as put and registration rights, protective rights such as rights to board seats, antidilution rights and rights to control the board in the event of a default. The rights we will seek normally require the company to perform certain duties. We will be aggressive in negotiating extensive rights to enhance the chance of an investment's success. We anticipate that our representatives will serve on the boards of many of the companies. Therefore, it is an important part of the investment criteria that the company agree to the rights we require.

         - Pricing. Pricing of an investment in a portfolio company is an important factor. Pricing takes into account the worth of a company (today and in the future), the percentage of the company that we are able to acquire with our investment and any interest or dividends that we will be paid.

PORTFOLIO CONCENTRATION

         We will seek to limit our risk with prudent diversification of investment. We expect that our investments typically will range from $500,000 to $2,500,000. However, we may make investments of less than $500,000, or more than $2,500,000.

         Generally, we will not invest more than 20% of our available capital in a single company. When we use the term "available capital" we mean gross proceeds from the sale of shares less all organizational and offering expenses and compensation paid out of such proceeds together with funds available to us from other sources that are available to us to make investments. If we sell only $6,000,000 of shares, we may invest in as few as five companies.

         Even though the limitations discussed above provide restrictions on our portfolio concentration, if in the opinion of Berthel Planning and the independent trustees we do not have and do not expect to have available capital sufficient to permit a well diversified portfolio of investments, we will follow a more restrictive policy intended to enhance our investment diversification. In such case, we will make investments that will not require significant follow-on investment. Further, we will not acquire investments that require us to take a lead role in investing in a company. Instead, we will make investments that permit us to participate with other investors so the amount of investment we make in any particular company is smaller than we would invest if we had a greater amount of available capital. Also, the investments we seek will include a greater proportion of investments having less risk, such as debt investments and a smaller proportion of equity investments. The purpose of this policy is to invest in a larger number of portfolio companies than the minimum permitted by the restrictions set forth above, thereby spreading the general risk of investment over a larger number of investments.

INVESTMENTS IN PORTFOLIO COMPANIES INVOLVING AFFILIATES

         We expect to invest in portfolio companies that have entered into or will enter into lease financing arrangements or other financing arrangements with certain affiliates of Berthel Planning. Such affiliates may include companies that are wholly owned by Berthel Fisher & Company, or may include other people and companies affiliated with Berthel Fisher & Company. In each such case and in all transactions involving these people and companies, the affiliate will be engaged in the ordinary course of business of providing lease, loan or other financing or financial services. We may seek an exemptive order from the SEC to allow us to invest in companies in which some of the affiliates of Berthel Planning have invested or may invest. We believe that if we do not obtain an exemptive order we will not be permitted to make such investments.

THE PROCESS WE WILL USE TO SELECT AND STRUCTURE OUR INVESTMENTS

         After the release of funds to us from the escrow account, we will begin investing the proceeds of the offering. This section describes the process we will use to make investments.

         LOCATING INVESTMENTS. We expect that investment opportunities will be identified for us principally by Berthel Planning. Investment proposals may, however, come to us from other third party sources, including Berthel Financial Services and its affiliates, from management of prospective portfolio companies, the public, and referrals from banks, lawyers, accountants and members of the financial community. With the approval of the independent trustees, we may pay such persons finder's fees. If we pay finder's fees, the fees will be in an amount consistent with applicable law and consistent with industry practice. We may pay fees to Berthel Financial Services and its affiliates and other affiliates of the management board, but we will not pay fees to directors, officers and employees of Berthel Financial Services. An exemptive order from the SEC is necessary before we pay finder's fees in excess of 1% to people or companies affiliated with Berthel Planning or Berthel Fisher & Company or with any Selling Agent acting as principal underwriter for the Trust, and people or companies affiliated with those selling agents. We may seek such exemptive orders. We will not pay any finder's fees to Berthel Planning, the independent trustees or TJB Capital in connection with any of our investments. We will be responsible for reimbursement of all finder's fees paid by Berthel Planning to non-affiliated parties.

         EVALUATING INVESTMENTS. Prior to committing funds to an investment, Berthel Planning will conduct investigation and research to assess the prospects and risks of the potential investment. See "Investment Criteria" above. The experience and expertise of the officers, directors and employees of Berthel Planning will be essential in evaluating products, markets, industry trends, financial requirements, competition and management associated with a prospective portfolio company. See "Management Arrangements." Where appropriate, we may engage third party experts and consultants to assist in the evaluation of certain investment opportunities.

         STRUCTURING INVESTMENTS. The terms of our investments typically will be negotiated directly with the prospective company or its affiliates. Berthel Planning will be responsible for structuring the terms of a proposed investment, including the purchase price, the type of security to be purchased and the future involvement of the Trust and its affiliates in the company's business (including representation on its board of directors). Berthel Planning will seek terms of the investment that provide for the capital needs of the company and comply with our requirements for such investments.

         APPROVAL PROCESS FOR INVESTMENTS. We will only make investments recommended by Berthel Planning and approved by the independent trustees. In recommending an investment, Berthel Planning will submit to the independent trustees a summary of the terms of the investment, a description of the company and any other information that is necessary to enable the independent trustees to review whether the proposed investment is appropriate. The independent trustees will meet as frequently as needed to review recommended investments and to approve investments. We anticipate that the independent trustees may meet as often as one to two times per month, especially during the investment period. If an investment is approved by the independent trustees, Berthel Planning will attempt to consummate the investment on terms not materially dissimilar to those approved. If the terms of the proposed investment change materially after approval by the independent trustees, Berthel Planning will submit the revised terms of the investment for approval by the management board and the independent trustees.

INVESTMENT MONITORING AND FOLLOW-ON SUPPORT

         Our investments will typically require active monitoring. Our strategy requires that we participate in the major business decisions of portfolio companies. In many cases, our representatives will serve as members of the board of directors of these companies. Such managerial assistance is required of a business development company and is intended to enable us to exercise significant influence and provide management assistance with respect to many company matters. These matters include such things as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and development of a public market or other liquidity alternative for our investment. In connection with services by our representatives as directors of these companies, the portfolio company may reimburse us for expenses incurred. All fees earned by our representatives for service as directors will be paid to us. When necessary or appropriate, Berthel Planning may engage third party consultants with the requisite financial or management expertise to assist the management of portfolio companies on specific problems. Berthel Planning may also, where appropriate, in the best interests of the Trust and when specific expertise is required, retain third parties to represent us on the boards of directors of companies. In this case, fees earned for such director services may be paid directly to the third parties.

         After making its initial investment in a portfolio company, the Trust may be asked or given the chance to make an additional investment. We may make these investments to take advantage of warrants or other preferential rights, or otherwise to increase our position in a successful or promising company. Follow-on investments will be considered much like an initial investment. Follow-on investments will be subject to the same approval process as our other investments.

THE PROCESS WE WILL USE FOR LIQUIDATION OF OUR INVESTMENTS

         We will work closely with each portfolio company to develop different alternatives to provide liquidity for our investment. These activities may include, among other things, providing counsel and advice with respect to a public offering, assisting the company in engaging an underwriter for a public offering, providing counsel and advice with respect to a sale to a third party and assisting the company in engaging an investment banker to locate a third party acquirer.

         If it is permitted by the Investment Company Act, or if we obtain an exemptive order permitting it, affiliates of Berthel Planning may be engaged by and earn fees from portfolio companies for services in generating liquidity, such as investment banking or mergers and acquisitions advice. Such engagements must be approved by a majority of the independent trustees.

         After we invest in a company, we will continually review all alternatives that may generate liquidity of our investments. Our objective in pursuing alternatives to generate liquidity will be to maximize the total return the Trust receives for its investment.

          Subject to the supervision of the independent trustees, Berthel Planning will be responsible for the decision and the actions necessary to liquidate an investment. See "Conflicts of Interest." A decision to fully or partially liquidate an investment will be reviewed by the independent trustees. In recommending the liquidation of an investment, Berthel Planning will provide the independent trustees a summary of the transaction, expected returns, and other information necessary to support the liquidation of the investment as a reasonable and appropriate action relative to our objectives regarding liquidation of investments. We will consider the actual facts and circumstances of each investment at the particular time the liquidation of an investment is being proposed, and will make a decision based upon such facts and circumstances.

         The liquidation of an investment may occur at different stages of any particular investment. Liquidation of securities making up an investment may occur without our affirmative decision. This is especially true for debt securities that are to be repaid by a certain date. It is also true for other securities that have redemption, put, call or other features that automatically lead to or cause the liquidation of the security. Normal events that lead to the liquidation of common stock or preferred stock ownership include public offerings of equity securities by the company, the sale of the company to a third party, and the sale of our ownership interest in a portfolio company to a third party. In the case of a public offering, we may have registration rights which allow us to sell some or all of our position in the initial registration or in a later offering. We may also sell in the market securities we hold in a publicly traded company. We may also distribute freely tradeable securities to our shareholders so that each shareholder may make his or her own choice regarding liquidation of the security. A distribution of this type may likely occur where we have such a large block of stock that it would drastically depress stock prices if we tried to liquidate this stock quickly. If stock or other securities are distributed, the shareholder will be subject to brokerage fees that we would have paid otherwise. Sales of such securities by shareholders may also be subject to legal or practical restrictions which may entail certain additional expenses. Distributions of this type would be completed where we believe that shareholders will receive greater net benefit from liquidating the stock or securities themselves.

         The sale of the company or the sale of our securities to a third party buyer will generally involve a negotiated transaction where we may receive all cash or all securities or a combination thereof. Usually in such a transaction any loans we have made to the company will become due and will be either prepaid or assumed. Such a transaction may also invoke other rights that we may have as a part of our investment.

         Timing of the liquidation of our investments will usually depend upon, among other things, a company's performance, the judgment of the controlling investors (which may include us) as to value, the ability of the company to refinance its outstanding securities, other financial market opportunities and the future prospects of the company. For example, in growth situations a company's need for capital may necessitate an entry into the public markets. General market conditions will also influence when we are able to liquidate an investment. Typically, we will negotiate with management, directors and other major investors to maximize financial returns.

         We may engage brokers, including our affiliates, selling agents or their affiliates, to assist in the disposition of portfolio investments if permitted by the Investment Company Act. We may engage these same parties as underwriters and/or brokers to assist us in the sale of our assets or securities if permitted by the Investment Company Act. The underwriters of a public offering of a company's securities and brokers assisting in the sale of a company's securities or assets may be compensated for such services to the extent permitted by law and the rules of the NASD. The engagement of an affiliate of Berthel Planning by the Trust will require prior approval by a majority of the independent trustees, and may also require an exemptive order from provisions of the Investment Company Act.

         We will bear the costs of disposing of an investment to the extent not paid by the company.

VALUATION OF OUR INVESTMENTS

         Berthel Planning will perform a valuation of our assets on a quarterly basis. The management board will determine the fair value of investments for which no market exists, which will include most investments to be made by the Trust.

         We may make investments in companies for which market quotations are readily available and whose securities are freely tradable. Valuations of such companies will be as follows: (1) securities traded on a securities exchange or the NASDAQ National Market System will be valued at the closing price on the last trading day prior to the date of valuation and (2) securities traded in the over-the-counter market will be valued at the average of the closing bid and asked prices for the last trading day prior to the date of valuation. If the publicly traded securities are owned by our SBIC subsidiary, such public securities will be valued as follows: (1) over-the-counter securities will be valued at the average bid price at the close for the valuation date and the preceding two days, and (2) listed stocks will be valued at the average of the close for the valuation date and the preceding two days.

         Some public securities are restricted from free trading. Restrictions may include legal restrictions such as Rule 144, contractual restrictions such as an agreement not to sell securities for a period of time following an initial public offering, or practical restrictions such as those that exist if we were to hold a large block that could not be sold without severely depressing prices. Valuations on these securities will be set by discounting the closing sales or bid price to reflect the illiquidity caused by such restrictions.

         Cash and cash equivalent investments will usually be valued at cost. These investments will generally be highly liquid. See "Temporary Investments," below.

         The independent trustees will review all quarterly valuations and determine whether the valuations conform to the valuation policy. Berthel Planning must adjust any valuation that does not conform to the satisfaction of the independent trustees.

         The independent trustees will review the valuation policies from time to time to determine their appropriateness and make changes as necessary. The independent trustees may also hire independent firms to review or conduct a valuation.

         In connection with the annual examination of our financial statements, our independent public accountants will review the procedures applied by Berthel Planning in valuing portfolio securities and investments and will inspect underlying documentation as to whether such procedures are reasonable and such documentation is appropriate.

TEMPORARY INVESTMENTS

         While we seek and evaluate companies for investment, we will invest our available funds in interest bearing bank accounts, bank money markets (not including money market mutual funds), treasury securities with maturities of less than one year and/or certificates of deposit with maturities of less than one year. These investments may also include commercial paper (rated or unrated) and other short-term securities. Any change in this investment policy must be approved by the independent trustees.

         Investments constituting cash, cash items, securities issued or guaranteed by the United States Treasury or United States government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody's Investor Services, Inc. or Standard & Poor's Corporation, or if not rated, issued by a company having an outstanding debt issue so rated, or corporate bonds rated at least A) with maturities of less than one year at the time of investment will be treated as qualified investments for determining whether we have 70% of our total assets invested in qualified investments for purposes of complying with the business development company provisions of the Investment Company Act.

         We expect that substantially all of our available funds, less permitted or required reserves, will be invested or committed for investment in portfolio companies by the later of two years from the date of this prospectus and one year from termination of the offering. Funds committed for investment will be invested in temporary investments until invested in companies for our portfolio.

MISCELLANEOUS ISSUES THAT WILL AFFECT OUR INVESTMENTS

ORIGINAL ISSUE DISCOUNT AND PAYMENT IN KIND SECURITIES

         Our investments may include zero coupon or other debt obligations having an original issue discount. The receipt of all or a portion of interest income on such obligations is deferred, often until maturity. In certain other instances, our investments may include securities that pay interest or dividends in kind, i.e., in securities, for an initial period of time. We may also purchase treasury or other high quality debt securities having an original issue discount. If we invest in securities with original issue discount or that pay interest or dividends in kind, the amount of cash we distribute to you may be less than the total taxable income, if any, that we allocate to you for that year.

INVESTMENT RESTRICTIONS

         As a business development company, we are limited in our choice of investments under the Investment Company Act. See "Regulation."

         We will not purchase any securities on margin (except for the use of short-term credit necessary for the clearance of transactions), purchase or sell commodities or commodities contracts, write put or call options, purchase or sell real estate (except in connection with leveraged buyouts) or real estate mortgage loans, lend portfolio securities to any other person or enter into repurchase agreements with respect to portfolio securities. Except for commitments to invest funds in companies beyond our initial investment in such companies, we will not enter into reverse repurchase agreements, firm commitment agreements or standby commitment agreements.

         We will not (a) engage in short term trading resulting in portfolio turnover greater than 100% annually; (b) engage in short sales, excluding short sales against the box; or (c) invest more than 5% of our assets in foreign securities where we would pay equalization tax.

OPERATING EXPENSES

         We will pay all operating expenses not specifically required to be paid by Berthel Planning or not paid or reimbursed by a portfolio company. These operating expenses are in addition to the management fee paid to Berthel Planning. The operating expenses that we will pay include the items described under "Operating Expenses" under "Management Arrangements."

LEVERAGE AND RESTRICTIONS ON BORROWING

         Unless we obtain an exemptive order from the SEC, we may not borrow more than fifty percent of our net assets. We plan to borrow funds to make investments, pay expenses (except for the payment of organizational and offering expenses advanced by Berthel Planning). We may also borrow funds if we form a small business investment company. If we form an SBIC subsidiary it is likely that we will seek an exemptive order permitting us to borrow amounts in excess of these limits. See "Establishment of a Small Business Investment Company," below and "Regulation." We use the term "leverage" to mean investments made while borrowings by the Trust exceed five percent (5%) of Trust assets.

ESTABLISHMENT OF A SMALL BUSINESS INVESTMENT COMPANY

         We plan to form a subsidiary that will apply for a license to operate as a small business investment company ("SBIC"). If this license is obtained, it will give us access to additional financing from the Small Business Administration. The SBIC has not been formed and has not yet filed its license application. Our license application may not be approved.

         An SBIC is a regulated investment company licensed by the Small Business Administration ("SBA") that may have access to loans or other financing from the SBA. The government-backed funding that is available is in the form of debentures and/or preferred stock-like securities. However, even if our subsidiary obtains an SBIC license, the SBA may not have funds to make available to us. To qualify for funds that may be available, the small business investment company must conform to certain rules and regulations regarding investments. SBICs are required to invest in companies having characteristics very similar to the characteristics of companies in which we will seek to invest.

         We will need to make a significant investment in our subsidiary to enable it to obtain a small business investment company license. The minimum investment to license a small business investment company is $10,000,000 for SBICs in the participating securities program and $5,000,000 in the debenture program. We may count toward this amount investments made after our application for an SBA license is filed but before the license is issued if we submit the investments to the SBA for approval prior to the investments being made.

         If we form a small business investment company, its investments will be subject to our investment objective and guidelines unless the independent trustees approve separate criteria and/or guidelines for the SBIC. Any separate objective or guidelines approved for the SBIC shall be consistent with the general objective of the Trust. Any leverage obtained by the SBIC will comply not only with our Declaration of Trust and with the regulations of the SBIC, but also with the provisions of the Investment Company Act, if applicable. Leverage must be reviewed and approved by the independent trustees, and Berthel Planning must certify to the Trust that the leverage complies with all applicable rules and regulation or that waivers, variances or exemptions from such rules and regulation have been secured.

         ORGANIZATION AND LICENSING

         We will organize our SBIC as a limited partnership if we wish to participate in the participating securities program, because an SBIC in that program is required to be in the form of a limited partnership. If we are in the debenture program, we may organize the SBIC as a limited liability company. The entity that we form will apply for the SBIC license.

         The initial stage in a license application is a management assessment conducted by the SBA to determine, on a preliminary basis, whether the proposed management of the SBIC appears to be qualified. Through the management assessment process, the SBA will determine which of two leverage programs the SBIC will be permitted to utilize, the participating securities program or the debenture program. We discuss both of the programs below.

         After completion of the management assessment, the formal licensing process begins. During the formal licensing process, the SBA will determine whether we have a qualified management team and whether the SBIC has a good chance of operating profitably. The SBA will review our business plan, projections and legal documents, and conduct reference and other background checks on our management team. The process presently is taking from 6 to 10 months. You should not rely on the SBA's review of our management or plan in deciding whether to invest.

         DEBENTURE FINANCING

         The SBA presently provides financing or "leverage" to SBICs in two forms: "debentures" and "participating securities."

         Debentures are more commonly used by SBICs that plan to invest in portfolio companies having the ability to service debt. Debentures are unsecured loans issued by the SBIC that require the semi-annual payment of interest only, with a ten year maturity. The interest rate is established when the SBIC issues the debentures. The general partner of the SBIC is not personally liable for the repayment of SBA debentures.

         The amount of debentures used by an SBIC may not exceed approximately three times the initial capital up to $17.5 million of the SBIC's capital plus twice the amount of initial capital in excess of $17.5 million up to $35.1 million of the SBIC's capital.

         SBICs using debentures may distribute their realized earnings to investors. However, other distributions are limited to assure full payment of SBA debentures.

         PARTICIPATING SECURITIES FINANCING

         We intend to apply for SBA financing in the form of "participating securities." Pursuant to this program, SBA financing is obtained by issuing to the SBA securities that are similar to preferred stock.

         Participating securities generally are better suited for SBICs investing in early stage businesses or businesses that are not likely to be able to repay debt. Participating securities are issued in the form of preferred limited partnership interests pursuant to which SBA becomes a preferred limited partner of the SBIC. Participating securities provide SBA both (i) a current return (which SBA calls a "prioritized payment") at a rate determined by the SBA, and (ii) a share of the SBIC's profits (typically between 7% and 12%).

         For the fiscal year beginning October 1999, SBA regulations provide that the maximum amount of leverage available to an SBIC is $105.2 million. This amount will be adjusted effective on October 1, 2000 and on each subsequent October 1. If we obtain an SBIC license, the amount of leverage available to the SBIC will depend on how much capital the SBIC has, and will also depend on whether the SBIC uses debentures or participating securities. SBA's regulations provide that an SBIC may use participating securities in an amount up to twice the amount of its private paid-in capital, up to $105.2 million.

          If we use preferred securities, the SBA will be entitled to receive a preferred return (referred to by SBA as a "prioritized payment") before we receive any distributions from the SBIC. The SBA will also be entitled to a limited profit participation when distributions of profits are made to us. Prioritized payments are contingent upon and only payable from the cumulative, realized profits of the SBIC, if any. Participating securities (together with earned but unpaid prioritized payments) have priority in liquidation over our ownership interests. Participating securities mature and are redeemable ten (10) years after their issuance.

         After the SBA receives its prioritized payments, profits may be distributed proportionately to us and the SBA. The SBIC's profits are computed after deducting the prioritized payment payable to the SBA.

         The SBA permits "tax distributions" on a quarterly basis. The amount of the "tax distribution" equals the SBIC's profits multiplied by the sum of the highest individual or corporate Federal and state tax rate applicable to the type of income (capital gains or ordinary income) being distributed. However, the rate will be adjusted to reflect the deduction of state taxes on the Federal return. The tax rates used will be those of the state in which the principal office of the SBIC is located. The SBA is entitled to share in each "tax distribution" in proportion to its profit participation rate.

         Once prioritized payments and tax distributions are made, the SBIC will set aside funds to satisfy its working capital needs pursuant to an SBA regulation requiring maintenance of liquidity. The SBIC may also, with SBA approval, set aside reasonable reserves to meet contingent liabilities and protect existing investments. The SBIC may distribute (during the year) and is obligated to distribute (annually) the remainder of its cumulative realized earnings. The SBA defines retained earnings available for distribution as being the SBIC's net realized, cumulative earnings less unrealized depreciation on portfolio companies (but excluding unrealized appreciation). The SBA's share of such distributions depends on the ratio of the SBA's capital invested to the amount of its outstanding preferred securities.

         FACTORS AFFECTING THE PERFORMANCE OF AN SBIC INVESTMENT

         The SBA may restrict distributions from an SBIC to us if it determines that the value of the SBIC's assets are materially overstated.

         SBA regulations provide that once a distribution is characterized in a certain fashion, that characterization may not be changed later. Thus, if our SBIC is profitable for a quarter, or other calendar period, and makes a "prioritized payment," a "tax distribution" or a "return on capital" as these terms are used by the SBA, these payments may not be recharacterized as a "return of capital" if the SBIC subsequently proves unprofitable. This might cause the SBA to receive distributions early in the life of our SBIC which are characterized as profits even though the SBIC ultimately proves to be unprofitable. It may even permit the SBA to receive return of the full amount of its participating securities investment in the SBIC, while we may lose some or all of our capital investment in the SBIC.

         We would expect that if we form an SBIC, the SBIC will accrue losses for several years from accumulated management fees, organization costs and other operating expenses. These expenses usually amount to several million dollars before sufficient profits are realized, which would entitle the SBA to receive prioritized payments, "tax distributions" or "returns on capital". Thus, it is likely that the SBA would be entitled to receive most or all of the first several distributions from the SBIC. As a result, if we issue SBIC preferred securities, distributions to our shareholders that might otherwise have been made are likely to be delayed.

         RESTRICTIONS ON INVESTMENTS BY SBICS

         There are several restrictions on the investments of an SBIC we would not otherwise have to meet in our operations:

         - An SBIC only may invest in "Small Businesses," and must invest at least 20% of its invested funds in "Smaller Enterprises." SBA regulations define a Small Business as one with tangible net worth of less than $18 million and average after-tax income (exclusive of loss carry-forwards) for the prior 2 years of less than $6 million. Companies failing that test may still qualify if they meet certain size standards for their industry group based on the number of employees (typically 500 for a manufacturing company, for example) or gross revenues.

         - SBA regulations provide that an SBIC may not invest more than 20% of the amount of its regulatory capital in any single company. The SBA may approve a larger percentage if necessary to protect the SBIC's investment. This means that if we make an investment of $10 million in our SBIC, then the SBIC may not invest more than $2 million in a single company without SBA's approval (regardless of the amount of leverage used by the SBIC).

         - SBA regulations preclude investment in the following types of businesses: companies whose principal business is relending or reinvesting (venture capital firms, leasing companies, factors, banks); many kinds of real estate projects; single purpose projects that are not continuing businesses; investments for use outside of the United States; businesses that are passive and do not carry on an active trade or business; and businesses that use 50% or more of the funds to buy goods or services from an associated supplier.

         - An SBIC (or 2 or more SBICs acting in concert) and its controlled or related persons may not control a portfolio company except on a temporary basis (not exceeding 5 years) to protect the SBIC's prior investment or in the case of certain start-up companies.

         - SBICs are precluded from making investments in a Small Business if it would give rise to a conflict of interest. Generally, a conflict of interest may arise if an associate (as defined by the SBA) of the SBIC has or makes an investment in the Small Business or serves as one of its officers or directors or would otherwise benefit from the financing. SBA rules permit joint investments with an associate (such as another fund controlled by affiliates of the General Partner) to be made on identical terms or on terms which are fair to the SBIC, although the Investment Company Act of 1940 may require an exemptive order.

         STRUCTURE OF SBIC INVESTMENTS

         An SBIC may make investments in the form of debt, debt with equity features, or equity securities. Debt securities must generally be issued for a term of not less than 5 years and must have amortization not exceeding "straight line". The SBA also limits the interest rates and fees associated with SBIC investments in portfolio companies. An SBIC using participating securities must invest the amount of the proceeds of its participating securities (i) in common or some form of preferred stock, or (ii) debentures which are not amortized for 5 years, are unsecured, and have interest contingent upon earnings.

         An SBIC may require a portfolio company to repurchase its equity investment, but only after 5 years, and only for a price based on a pre-determined formula based on the book value and/or earnings or a third-party appraisal by a mutually agreed upon, qualified appraiser. Mandatory redemptions not complying with these requirements will be treated as if they are debt securities. However, a portfolio company may be required to redeem the SBIC's equity security if the portfolio company has a public offering, has a change of control or management or defaults under its investment agreement.

         An SBIC may retain its investment in a business which ceases to be a small business, and may continue to invest in such a "large" business until it has a pubic offering. Following a public offering by such a "large" business, the SBIC still may exercise rights to acquire securities obtained while the business was small.

         SBIC OPERATIONS

         If we form an SBIC, we will be subject to significant additional regulations adopted by the SBA intended to assure proper management of SBICs. Principal regulations include:

         - An SBIC must invest its "idle funds" not invested in portfolio companies, in liquid, safe, short-term investments specified in the regulations (principally, U.S. government obligations, repurchase obligations, federally-insured deposits, and deposits in "well-capitalized" federally-insured financial institutions).

         - An SBIC and its controlled or related persons may provide management services to portfolio companies in which the SBIC invests, but may only charge at competitive rates for services actually rendered.

         - The governing board or general partner of an SBIC is required to value the SBIC's assets annually (semi-annually, if leverage is used) pursuant to valuation guidelines approved by SBA.

         - An SBIC's ability to borrow funds from third parties is subject to SBA regulation. Only SBICs using participating securities may incur unsecured, "temporary" debt. Debt incurred by SBICs using debentures may be secured only with SBA's approval.

         -        SBICs are required to file a variety of reports with the SBA.
                  These reports include an annual financial statement which is certified to by the SBIC's independent certified public accountants, valuation reports as described above, reports as to changes in the SBIC's management, reports disclosing material litigation, a brief report describing each investment, and copies of reports sent to investors and, if applicable, to the SEC. The SBA conducts regulatory examinations of each SBIC on an annual basis.

         - SBICs issuing leverage are subject to regulations which provide the SBA with a series of remedies for violations of the SBA's regulations. The remedies are graduated in severity depending on the seriousness of the SBIC's financial condition or its misconduct. For minor regulatory infractions, warnings are given. For serious infractions, restrictions on distributions and prohibitions on making new investments may be imposed. In severe cases, the SBA may require the removal of the management of the SBIC.

                             MANAGEMENT ARRANGEMENTS

         Berthel Planning is the trust advisor. The independent trustees are Thomas R. Gibson and Tom Davis. TJB Capital Management, Inc., a Delaware corporation, is the corporate trustee, but will not participate in the management of the Trust. The trust advisor will act as our investment advisor and will provide us with certain administrative services. The respective duties and responsibilities of the trust advisor and the independent trustees are discussed below.

TRUST ADVISOR

         Berthel Planning, the trust advisor, is a corporation organized under the laws of the State of Iowa in 1989. Its principal office is located at 701 Tama Street, Building B, PO Box 609, Marion, Iowa. Berthel Planning was organized as a subsidiary of Berthel Fisher & Company to serve as a registered investment advisor. All of the voting stock of Berthel Planning is owned by Berthel Fisher & Company. Berthel Fisher & Company, a financial services holding company, was formed in 1985 as an Iowa corporation to hold the stock of Berthel Financial Services, a broker-dealer registered with the NASD. Berthel Financial Services is the dealer manager for this offering.

         The Declaration of Trust provides that, subject to the supervision of the independent trustees, the trust advisor has exclusive power and authority to manage and control our investments. See "Independent Trustees" below. The trust advisor will be principally responsible for approving our investments and providing managerial assistance to portfolio companies. Subject to the supervision of the independent trustees, the trust advisor performs the management, certain investment advisory and other services necessary for our operation. We will enter into a management agreement before we receive any proceeds of the offering from the escrow account. See "Management Agreement" below. The trust advisor will identify, evaluate, structure, monitor and arrange for the disposition of our investments. The trust advisor will also manage our cash and short-term, interest-bearing investments.

         The trust advisor will not make a capital contribution to the Trust except to the extent of any deficit in its capital account upon or prior to the first distribution in liquidation, as required by Section 14.7 of the Declaration of Trust. The trust advisor will be allocated one hundred percent of our profit until such allocations equal the amounts distributable to the trust advisor. The trust advisor will be allocated one percent (1%) of the losses for any fiscal period. The trust advisor will be entitled to one percent (1%) of distributions until shareholders receive return of the entire amount of their investments, and thereafter, the trust advisor will receive twenty percent (20%) of Distributions. The trust advisor will also be entitled to an interest in the Trust based on its capital contribution, if any, made to acquire shares of the Trust. See "Distributions and Allocation."

         Berthel Planning is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act.

THE MANAGEMENT BOARD AND DIRECTORS AND OFFICERS OF BERTHEL PLANNING

Berthel Planning and the independent trustees constitute the management board of the Trust and will be responsible for the management of the Trust and its business. The following table sets forth certain information as of the date of the prospectus regarding the management board, including information regarding the directors and officers of Berthel Planning.

                           Position Held                   Principal Occupation


                                       35

Name and Address           With Registrant                 During Past Five Years(1)
----------------           ---------------                 -------------------------
Thomas J. Berthel*         Chairman of the Board and       Chief Executive Officer of Berthel
701 Tama Street            Chief Executive Officer of      Fisher & Company and affiliated
Building B                 Berthel Planning                companies
PO Box 609
Marion, IA 52302-0609

Henry Royer*               President of Berthel            Chairman and President of The
701 Tama Street            Planning                        Merchants National Bank of Cedar
Building B                                                 Rapids (merged into Firstar Bank of
PO Box 609                                                 Cedar Rapids, N.A. in 1991) from
Marion, IA 52302-0609                                      1983 to 1994. From 1994 to 1997,
                                                           President and CEO of River City
                                                           Bank, Sacramento, California.
                                                           President of Berthel Planning from
                                                           1999.

Von Elbert*                Director of Berthel             Vice President, Treasurer and Chief
701 Tama Street            Planning                        Financial Officer of Galt Sand
Building B                                                 Company from 1988 to 1996. Director
PO Box 609                                                 of Future Systems, Inc., a full-service
Marion, IA 52302-0609                                      payroll processor, 1991-current.

Ronald O. Brendengen*      Treasurer, Chief Operating      Chief Operating Officer, Chief
701 Tama Street            Officer, Chief Financial        Financial Officer and Director of
Building B                 Officer and Director of         Berthel Fisher & Company and
PO Box 609                 Berthel Planning                related companies
Marion, IA 52302-0609

Leslie D. Smith*           Secretary and Director of       General Counsel of Berthel Fisher &
701 Tama Street            Berthel Planning                Company Financial Services, Inc.
Building B                                                 and related companies, Associate
PO Box 609                                                 General Counsel for Gateway 2000,
Marion, IA 52302-0609                                      Inc. from 1993 to 1994 and
                                                           Operations Counsel for General
                                                           Electric Capital Corporation from
                                                           1990 to 1992.

Thomas R. Gibson           Independent Trustee             Chief Executive Officer of Farm
                                                           Bureau Financial Services, 1996-
                                                           2000; Executive Vice President of
                                                           Farm Bureau Financial Services,
                                                           1991-1996; retired, 2000.

Tom Davis                  Independent Trustee             Head Basketball coach University of
                                                           Iowa, 1986-1999; retired, 1999.

-----
(1) Additional biographical information is set forth below.

         An asterisk (*) indicates the person is an interested person as defined in Section 2(a)(19) of the Investment Company Act.

         The following information is a summary of certain prior investment and related business activities of the principal executive officers of Berthel Planning and the independent trustees.

         Thomas J. Berthel, age 48, serves as Chief Executive Officer and Chairman of the Board of Berthel Planning and as the Chief Executive Officer of Berthel Fisher & Company, the parent company of Berthel Planning and Berthel Financial Services. He has held these positions since 1985. Until June, 1993, Mr. Berthel served as President of Berthel Financial Services. From 1993 until the present he has served as Chief Executive Officer and as a Director of Berthel Financial Services. Mr. Berthel has served or is currently serving as President and a Director of various other subsidiaries of Berthel Fisher & Company that act or have acted as general partners of separate private leasing programs and two publicly sold leasing programs. He also serves as the Chairman of the Board of Amana Colonies Golf Course, Inc. Mr. Berthel holds a Financial and Operation Principal license issued by the National Association of Securities Dealers, Inc. He is also a Certified Life Underwriter. Mr. Berthel holds a bachelor's degree from St. Ambrose College in Davenport, Iowa (1974). He also holds a Master's degree in Business Administration from the University of Iowa in Iowa City, Iowa (1993). By virtue of his ownership of Berthel Fisher & Company, the parent of Berthel Planning, Mr. Berthel is a controlling person of Berthel Planning.

         Henry Royer, age 68, is the President of Berthel Planning. Mr. Royer graduated in 1953 from Colorado College with a B.A. in Money and Banking. Mr. Royer served as Chairman and President of The Merchants National Bank of Cedar Rapids (currently Firstar Bank Cedar Rapids, N.A.) from 1983 until August, 1994. From September, 1994 to 1997 Mr. Royer served as the President and Chief Executive Officer of River City Bank, Sacramento, California. Mr. Royer joined Berthel Planning in 1999 after serving as an independent Trustee of Berthel Growth and Income Trust I from 1996 to 1999.

         Ronald O. Brendengen, age 46, is the Chief Operating Officer, Treasurer and a Director of Berthel Planning. He has served since 1985 as Controller and since 1987 as the Treasurer and a Director of Berthel Fisher & Company, the parent company of Berthel Planning. He was elected Secretary and Chief Financial Officer of Berthel Fisher & Company in 1994. He also serves as Treasurer and a Director of each subsidiary of Berthel Fisher & Company. Mr. Brendengen holds a certified public accounting certificate and worked in public accounting during 1984 and 1985. From 1979 to 1984, Mr. Brendengen worked in various capacities for Morris Plan and MorAmerica Financial Corp., Cedar Rapids, Iowa. Mr. Brendengen attended the University of Iowa before receiving a bachelor's degree in Accounting and Business Administration with a minor in Economics from Mt. Mercy College, Cedar Rapids, Iowa, in 1978.

         Von Elbert, age 61, is a Director of Berthel Planning. He has served as a Director of Berthel Fisher & Company and its subsidiaries since May, 1991. From 1978 to 1988, Mr. Elbert was the President of TLS, Co., a data processing company. From 1988 to 1996, Mr. Elbert served as the Vice President, Treasurer and Chief Financial Officer of Galt Sand Company, a manufacturer of wearing apparel. Mr. Elbert has served as Chairman and President of Camden, Inc., an amusement company since 1996. Mr Elbert has also served as a director of Future Systems, Inc., a full-service payroll processor, since 1993. He was elected Chairman of Future Systems, Inc. in 2000. Mr. Elbert received his BBA degree from the University of Iowa in 1962, and his CPA certification in 1963.

         Leslie D. Smith, age 53, is a Director and the Secretary of Berthel Planning. In 1994 Mr. Smith was named General Counsel of Berthel Fisher & Company. Mr. Smith was awarded his B.A. in Economics in 1976 from Iowa Wesleyan College, Mount Pleasant, Iowa, and his J.D. in 1980 from the University of Dayton School of Law, Dayton, Ohio. Mr. Smith was employed as an Associate Attorney and as a Senior Attorney for Life Investors Inc., Cedar Rapids, Iowa, from 1981 through 1985. From 1985 to 1990 Mr. Smith was General Counsel for Leaseamerica Corporation, Cedar Rapids, Iowa. From 1990 to 1992, Mr. Smith was Operations Counsel for General Electric Capital Corporation, and was responsible for managing the legal department of a GECC division located in Cedar Rapids, Iowa. From 1993 to 1994, Mr. Smith was employed as Associate General Counsel for Gateway 2000, Inc., in North Sioux City, South Dakota.

         Thomas R. Gibson, age 56, is an independent trustee of the Trust. Mr. Gibson served as Chief Executive Officer of Farm Bureau Financial Services from 1996 until his retirement in 2000. Farm Bureau Financial Services is a group of companies offering life insurance and investment products to clients in 14 states through 1,600 agents, and property/casualty products in six states through 700 agents. He served in various capacities with Farm Bureau Financial Services since 1966, including Executive Vice President and General Manager from 1991 to 1996. Mr. Gibson serves as a director of Macksburg Milk, LLC (1998 - present), Fields Holding Company Ltd. (2000 - present) and Parkwood Reinsurance Company Ltd. (2000 - present). Mr. Gibson has served as director of FBL Financial Group (1996 - 2000) and Access Air Holdings, Inc., (1997 to 2000). Mr. Gibson attended Iowa State
University (1962 - 1964) and graduated from Drake University in 1966 with a B.S. in Business Administration. Mr. Gibson is a Chartered Life Underwriter, Registered Principal (NASD), Fellow of Life Management Institute, Member of the American Academy of Actuaries and Fellow of the Society of Actuaries.

         Tom Davis, age 61, is an independent trustee of the Trust. Mr. Davis retired in 1999 from his position as the head basketball coach of the University of Iowa, a position he had held since 1986. Mr. Davis' overall record as a head coach was 543-290 (.652). He also held head coaching positions at Lafayette (1971 - 1977), Boston College (1977 - 1982) and Stanford (1982 - 1986). Mr.
Davis graduated from Wisconsin - Platteville with a B.A. degree. He received his Masters of Science from the University of Wisconsin - Madison and his Ph.D. from the University of Maryland. He has also served as a consultant and clinician with Nike, Inc. (1977 - 1982, 1986 - 1999).

MANAGEMENT AGREEMENT

         We will enter into a Management Agreement with Berthel Planning before we receive any proceeds of the offering from the escrow account. The management agreement will have been approved by the independent trustees before we receive proceeds of the offering from the escrow account. Unless earlier terminated, the management agreement will remain in effect until December 31, 2011, and thereafter will continue in effect from year to year if approved by the Management Board (with a majority of the independent trustees approving), or by a majority in interest of the shareholders. The management agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of a majority in interest of shareholders.

         Pursuant to the management agreement, Berthel Planning will perform management services and certain investment advisory and other services necessary for the operation of the Trust. The management agreement provides that Berthel Planning will receive as compensation for its services an annual management fee (the "Management Fee"). The management fee shall be computed at an annual rate of 2.5% of the value of the assets of the Trust and paid monthly in arrears. The amount of the management fee to be paid at the end of a particular month shall be determined by multiplying the value of the assets of the Trust as of the last day of the previous quarter by .0020833 (one-twelfth of 2.5%). The amount of the management fee to be paid at the end of the month in which the initial closing occurs shall be determined by multiplying the value of our assets (determined after reduction for selling, organization and other expenses) immediately following the release of funds to us from the escrow account by .0020833, pro-rated on a daily basis for the number of days in the period beginning with the date of release of funds to us from the escrow account and ending with the last day of the first month in which the release of funds from the escrow account occurs.

         Berthel Planning is entitled to a Management Share. See "Distributions and Allocation" and "Summary of the Declaration of Trust." The Investment Company Act and the Advisers Act currently restrict the aggregate amount that can be paid to a fund advisor. See "Regulation."

         The management agreement and the Declaration of Trust require us to indemnify the managing persons to the fullest extent allowed by law, against any losses, liabilities, judgments, expenses and amounts paid in settlement of any claims sustained by such managing person in connection with the Trust. We are also required to indemnify them against claims by us or any shareholders, or against any loss suffered by us that arises out of any action or inaction of a managing person if, in any such foregoing case, the managing person determined in good faith that such course of conduct was in our best interest, the managing person was acting on behalf of or performing services for us, such course of conduct was within the scope of our Declaration of Trust and the action of the managing person did not constitute gross negligence or intentional misconduct. To the extent that the managing person is successful in defense of any action, suit, claim, issue or proceeding, we shall indemnify the managing person against the expenses, including attorneys' fees, actually and reasonably incurred in connection therewith. In addition to the foregoing, in the absence of a determination by a court or administrative agency that the person seeking indemnification is not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) of the Investment Company Act, indemnification by us may be authorized only upon a reasonable determination based upon a review of the facts by the independent trustees or by independent counsel in a written opinion that the person seeking indemnification is entitled thereto. Indemnification is recoverable only out of our net assets and not from shareholders. We will not incur the cost of that portion of any insurance, other than public liability insurance, that insures any person against any liability for which indemnification hereunder is prohibited. However, we are permitted to purchase insurance coverage for permitted indemnification.

OPERATING EXPENSES

         We will pay all operating expenses paid or incurred in connection with the operation of the Trust and not specifically required to be paid by Berthel Planning or not paid or reimbursed by a portfolio company. These operating expenses are in addition to the management fee paid to Berthel Planning.

         The operating expenses that we will pay include, but are not limited to, the following:

         - our share of transaction and other out of pocket expenses incident to the evaluation, acquisition and disposition of investments, whether or not such transactions are completed;
         - all trust administration expenses including but not limited to accounting, legal and consulting fees, to the extent that those expenses were incurred by Berthel Planning in carrying out its responsibilities under the Declaration of Trust;
         -        fees and expenses of the independent trustees;
         -        finder fees;
         -        fees of unaffiliated transfer agents;
         -        registrars and disbursing agents;
         -        portfolio transaction expenses;
         -        interest;
         -        legal and accounting expenses;
         - costs of printing and mailing proxy materials and reports to shareholders;
         -        custodian fees;
         -        taxes;

         -        expenses for required and optional insurance and bonding; and
         - all litigation costs and other extraordinary or nonrecurring expenses and other expenses properly payable by the Trust.

         Affiliates of Berthel Planning providing such services will receive payment for such services on terms approved by the independent trustees as being not less favorable to us than those obtainable from unaffiliated parties.

         Berthel Planning will provide us with certain administrative services for the purpose of maintaining certain of our books and records and handling our communications and correspondence with shareholders. We will pay Berthel Planning for such services on terms approved by the independent trustees as being not less favorable to us than those terms we could obtain from unaffiliated parties. Such expenses will not exceed the lesser of actual cost or the amount that is competitive with that charged for comparable administrative services in the same geographic area by unrelated third parties. We will not reimburse Berthel Planning or any of its affiliates for rent or depreciation, utilities, capital equipment, other administrative items of Berthel Planning or salaries, fringe benefits, travel expenses or other administrative items incurred or allocated to any controlling person of the Berthel Planning.

         Berthel Planning will provide us, at its expense, with the office space, facilities, equipment and certain personnel (whose salaries and benefits will be paid by Berthel Planning) necessary to enable the Trust to conduct its business, subject to such supervision and review by the independent trustees as they determine to be necessary and appropriate.

INDEPENDENT TRUSTEES

         The independent trustees will provide overall guidance and supervision with respect to our operations, will approve our investments and will perform the various duties imposed on the directors of business development companies by the Investment Company Act. Among other things, the independent trustees will supervise our management arrangements, the custody arrangements with respect to portfolio securities, the selection of accountants, and transactions with affiliates. Initially there are two independent trustees, but the number of independent trustees will thereafter be fixed by the independent trustees in office and may be as many as eight but not less than two.

         The Investment Company Act requires that a majority of the management board consist of trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act. If at any time interested persons constitute a majority of the management board, the remaining independent trustees will designate one or more successor independent trustees so as to restore the number of independent trustees to a majority of the management board. If no independent trustee remains, the trust advisor must call a meeting of the shareholders within 90 days to elect a sufficient number of independent trustees who are not interested persons of the Trust in order to comply with the requirements of the Investment Company Act.

         Each independent trustee will receive from us (i) an annual fee of $12,000, and (ii) a fee of $1,000 for each meeting of the management board attended up to an annual limit of $24,000 in meeting fees, for a total maximum of $36,000 annually. We will also reimburse independent trustees for certain out-of-pocket expenses relating to attendance at such meetings. Independent trustees will not receive any additional compensation from us or the portfolio companies for any additional services rendered.

THE PRIOR FUND -- BERTHEL GROWTH & INCOME TRUST I

         IF YOU DECIDE TO INVEST IN THIS FUND YOU WILL NOT ACQUIRE ANY OWNERSHIP OF THE INVESTMENT FUND DESCRIBED IN THIS SECTION -- BERTHEL GROWTH & INCOME TRUST I.

         Berthel Planning is the sponsor and serves as the manager of Berthel Growth & Income Trust I. Shares of beneficial interest in Berthel Growth & Income Trust I were sold to the public. The offering of the shares of Berthel Growth & Income Trust I started on June 21, 1995 and concluded on June 21, 1997. Berthel Growth & Income Trust I raised $10,541,500 in its public offering of shares. Berthel Planning provides management and administrative services to Berthel Growth & Income Trust I, similar to the services it will provide to us.

         We will furnish to you upon request, without charge, a copy of the most recent annual report of Berthel Growth & Income Trust I filed with the SEC on form 10-K and the most current quarterly report of Berthel Growth & Income Trust I on form 10-Q. For a reasonably fee, we will also provide you with copies of the Exhibits to such forms. Copies of these reports are also available online at www.sec.gov. Requests for these materials should be mailed to Ms. Diane Anderson, Berthel Fisher & Company Financial Services, Inc., 701 Tama Street, Building B, P O Box 609, Marion, IA 52302-0609.

         In the offering of shares of Berthel Growth & Income Trust I, investors purchased 10, 541 of the 25,000 shares offered by Berthel Growth & Income Trust
I. The total capital contributions for the purchase of these shares were $10,541,500. The expenses paid by Berthel Growth & Income Trust I for the offering of its shares were $1,507,237. This left Berthel Growth & Income Trust I with available funds of $9,034,263 for investment.

SELECTED FINANCIAL INFORMATION FOR THE PRIOR FUND, BERTHEL GROWTH & INCOME FUND
I

         The following table sets forth selected balance sheet and income statement information concerning Berthel Growth & Income Trust I from its inception through June 30, 2000. If you invest in the Trust, you will not acquire any interest in Berthel Growth & Income Trust I. The investments and results of Berthel Growth & Income Trust I do not indicate the investments that we will make or the results we will achieve. In fact, we may not perform as well as Berthel Growth & Income Trust I. Our returns may be substantially lower than the returns of Berthel Growth & Income Trust I.


                                             SELECTED FINANCIAL INFORMATION

                               AS OF DECEMBER 31,                                                          AS OF JUNE 30,
                               --------------------------------------------------------------------------------------------
                               1995               1996            1997           1998           1999         2000
                               -----              -----           -----          -----          ----         ----
NET ASSETS                     $4,242,814        $5,887,979     $6,590,958     $11,191,710    $6,084,733   $11,234,083

PORTFOLIO INVESTMENTS          $0                $1,405,000     $2,800,000      $9,060,728   $11,774,502   $20,821,656

PER SHARE OF BENEFICIAL
INTEREST:
NET ASSET VALUE                   $827.38           $662.24        $625.27       $1,061.73       $577.24     $1,065.75



                                      FEBRUARY 10,                                                            SIX MONTHS
                                              1995      YEAR ENDED                                            ENDED
                                                TO       DECEMBER 31,                                         JUNE 30,
                                          DECEMBER     =================================================================
                                          31, 1995      1996            1997           1998           1999      2000
                                          --------      -----           -----          -----          ----      ----


                                       41

Net investment income (loss)           ($14,683)      $120,346       $167,229        $188,104     ($104,582)     ($28,878)
Unrealized gain (loss) on investments        $0    ($1,000,000)             0      $5,255,928   ($2,195,298)   $5,598,713
Realized gain (loss) on investments           0              0              0               0   ($1,930,000)           $0
Net gain (loss) on investments                0    ($1,000,000)             0      $5,255,928   ($4,125,298)   $5,598,713
Net Increase(decrease) in net assets   ($14,683)     ($879,654)      $167,229      $5,444,032   ($4,263,697)   $5,569,834



Distributions paid                            0      ($250,000)     ($647,508)      ($569,029)    ($486,550)   $        0
Distributions paid and accrued        ($126,787)     ($707,693)     ($881,717)      ($843,280)    ($843,280)    ($420,485)

Net investment income (loss)             ($4.64)        $16.70         $16.70          $17.84        ($9.93)      ($2.74)
Unrealized gain (loss) on
investments                                   0       ($138.77)             0         $498.62      ($208.26)     $531.14
Realized gain (loss) on investments           0              0              0               0      ($183.09)          $0
Net gain (loss) on investments                0       ($138.77)             0         $498.62      ($391.35)     $531.14
Net Increase(decrease) in net assets     ($4.64)      ($122.07)        $16.70         $516.46      ($404.49)     $528.40



Distributions paid                        $0.00        ($34.69)       ($64.67)        ($53.98)      ($46.16)          $0

Shares outstanding at end of period       5,128          8,891         10,541          10,541        10,541       10,541

Weighted average shares outstanding       3,167          7,206         10,013          10,541        10,541       10,541
during the period

Selected Additional Information Concerning Investments by the Prior Fund, Berthel Growth & Income Trust I

The following table sets forth additional information concerning investments by Berthel Growth & Income Trust I and its wholly owned subsidiary, Berthel SBIC, LLC, as of June 30, 2000. If you invest in the Trust, you will not acquire any interest in Berthel Growth & Income Trust I. In addition, the investments and results of Berthel Growth & Income Trust I do not indicate the investments that we will make, or the results we will achieve. In fact, we may not perform as well as Berthel Growth & Income Trust I. Our returns may be substantially lower than the returns of Berthel Growth & Income Trust I.


                                                                                                              FAIR MARKET
                                                                      DATE OF INITIAL                         VALUE AS OF
       PORTFOLIO COMPANY                     INVESTMENT                INVESTMENT                 COST         JUNE 30,
                                                                                                                 2000
COMMUNICATIONS AND SOFTWARE:

VisionComm, Inc.                Warrants to purchase 889,153 shares
                                 of common stock at $.8414 per
                                 share                                April 30, 1996                $0       $100,000

McLeod USA, Inc.                38,877 shares of common stock in
                                exchange for original investment in
                                LIVEware 5, Inc.                      December 11, 1997       $610,000       $705,618

Object Space, Inc.              108,108 shares of Series B
                                convertible preferred stock           December 30, 1998       $404,800       $400,000

iBeam Broadcasting              545,442 shares of common stock        May 13, 1999            $486,373     $7,890,728
Corporation                     Unsecured 10% Note due September,
                                2000                                                          $499,920       $499,920

Edmin.com, Inc.                 200,000 shares of 9%, Series A        September 30, 1999      $728,000       $728,000
                                cumulative convertible preferred
                                stock.
                                Warrant to purchase 20,000
                                shares of common stock at $4.00
                                per share                                                           $0             $0

Cadapult Graphic                100,000 Shares of 11.5%, Series A
Systems, Inc.                   Cumulative convertible preferred     November  8, 1999       $930,000       $930,000
                                stock Warrants to purchase 333,000
                                shares of common stock at $3.125
                                to $4.50 per share                                                  $0             $0

Bristol Retail                  500,000 shares of 12% cumulative
Solutions                       convertible preferred stock           January 12, 2000        $820,083       $820,083
                                Warrants to purchase 425,000 shares
                                of common stock at $.01 per share                             $179,917       $244,086

                                       43

                                                                                                          FAIR MARKET
                                                                      DATE OF INITIAL                     VALUE AS OF
       PORTFOLIO COMPANY                     INVESTMENT                INVESTMENT             COST          JUNE 30,
                                                                                                              2000

TOTAL COMMUNICATIONS AND SOFTWARE (59.2% of                                                 $4,659,093    $12,318,435
total loans and investments as of June 30, 2000)


HEALTHCARE PRODUCTS AND SERVICES:

SunStar Healthcare, Inc.        100,000 shares, 10% convertible
(realized loss)                 redeemable Preferred Stock and
                                warrants to purchase 120,000 shares   April 12, 1999          $930,000             $0
                                of common stock at $4 to $5 per
                                share

Physicians Total Care           10% unsecured note due October,       September 29, 1999      $600,000       $600,000
                                2004
                                Warrant to purchase 350,000 common
                                shares at $.035 to $5 per share                                     $0             $0
                                600 shares of common stock                                      $3,000         $3,000

Inter-Med, Inc.                 1,743.248 shares of common stock      May 3, 1999             $650,000       $650,000

Futuremed Interventional,       13.5% promissory note due February,
Inc.                            2005                                  February 28, 2000       $904,203       $904,203
                                Warrants to purchase 383,111 shares
                                of common stock at $.01 per share                             $102,640       $102,640


TOTAL HEALTHCARE PRODUCTS AND SERVICES (10.8% of total
  loans and investments as of June 30, 2000)                                                $3,189,843     $2,259,843


MANUFACTURING:

Hicklin Engineering, L.C.       10% subordinated note due June 2003   June 30, 1998           $400,000       $400,000
                                Warrant for 6,857 membership
                                interests at $.01 per share                                         $0             $0
                                12% unsecured subordinated note
                                due January 2001 through December
                                2004                                                           $23,000        $23,000

Easy Systems, Inc.              11% unsecured subordinated debenture  February 26, 1999       $777,422       $777,422
                                due March, 2004
                                Warrants to purchase 531,393 shares                                 $0             $0
                                of stock at $2.10 per share
                                142,857 shares of Series B preferred
                                stock                                                         $300,000       $300,000

The Schebler Company            13% promissory note due March 2005    January 12, 2000        $156,258       $156,258
                                Warrants to purchase 1.66% of
                                common stock at $.01 per share                                 $11,504        $11,504
                                166,666 shares of 10% convertible
                                cumulative preferred stock                                    $166,667       $166,667
                                166,666 shares of common stock                                $166,667       $166,667


TOTAL MANUFACTURING (9.6% of total loans and investments as of June                         $2,001,518     $2,001,518
30, 2000)


OTHER SERVICE INDUSTRIES:

Soil Recovery Services, Inc.    15% convertible subordinated
(realized loss)                 debentures                            May 31, 1996          $1,000,000             $0

Kinseth Hospitality             14% note due May 2003                 May 16, 1997          $2,000,000     $2,000,000
Company, Inc.                   Warrants for 25% of the outstanding
                                common stock at $0.01 per share                                     $0             $0

International                   12% subordinated note due June 2003
Pacific Seafoods,


                                       44

                                                                                                          FAIR MARKET
                                                                      DATE OF INITIAL                     VALUE AS OF
       PORTFOLIO COMPANY                     INVESTMENT                INVESTMENT             COST          JUNE 30,
                                                                                                              2000

Inc.                            through June, 2005                    June 1, 1999          $1,000,000     $1,000,000
                                Warrants to purchase 1,501 shares of
                                common stock for $.76 per share                                     $0             $0

ServeCore Business              3,663 shares of common stock          October 21, 1999        $990,000       $990,000
Solutions, Inc.

Pickerman's Development         12% Promissory Note due April
Company                         2005                                  April 3, 2000           $214,663       $214,663
                                Warrants to purchase 656,000 shares
                                of common stock at $.01 per share                              $37,197        $37,197


TOTAL OTHER SERVICE INDUSTRIES (20.4% of total loans and investments
as of June 30, 2000)                                                                        $5,241,860     $4,241,860

TOTAL LOANS AND INVESTMENTS                                                                $15,092,314    $20,821,656


CORPORATE TRUSTEE

         TJB Capital was organized as a Delaware corporation on January 25, 1995 for the purpose of organizing Berthel Growth & Income Trust I. Its principal office is located at 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801. It is an affiliate of Berthel Planning.

CUSTODIAN

         We will act as the custodian of our own securities to the extent permitted under the Investment Company Act and the rules and regulations thereunder. We will be subject to the restrictions imposed on self-custodians by the Investment Company Act and the rules and regulations thereunder. The purpose of the rules is to insure that securities owned by investment companies are maintained in a manner subject to independent scrutiny. The rules specify certain procedures and record keeping requirements with respect to such securities and, among other things, require that our assets be deposited in the safekeeping of a bank or other company whose activities are supervised by federal or state authorities. We have entered into an agreement with Firstar Bank, N.A., with respect to the safekeeping of our securities. The principal business office of Firstar Bank, N.A. is 222 Second Avenue, S.E., Cedar Rapids, Iowa 52406.

TRANSFERRING AND DISBURSING AGENT

         Berthel Planning will act as our transfer agent and disbursing agent. Berthel Planning will be reimbursed for such services on terms approved by the independent trustees as being not greater than the amount that is competitive with that charged for comparable administrative services in the same geographic area by unrelated third parties.

INDEPENDENT PUBLIC ACCOUNTANT

         We have selected Deloitte & Touche LLP, 222 Third Avenue, S.E., Cedar Rapids, Iowa, 52401 to audit our annual financial statements and to perform such other procedures as we may require.


                              CONFLICTS OF INTEREST

         Berthel Planning, TJB Capital, Berthel Financial Services and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with us. The contractual and other arrangements between these parties and us have not been established by arm's length negotiations. The selling agents may also be subject to various conflicts of interest in connection with their relationships and transactions with us, and with Berthel Planning and its affiliates, as described below.

         CONFLICTS MAY ARISE CONCERNING TRANSACTIONS WITH THE TRUST AND PORTFOLIO COMPANIES.

          Berthel Fisher & Company owns all of the outstanding stock of Berthel Planning and TJB Capital, and approximately 80.2% of the outstanding stock of Berthel Financial Services. All of these related entities may perform various services for us and for the portfolio companies. They may loan money to us or to the portfolio companies. Their personnel may serve as directors or officers of portfolio companies. They may provide services in connection with mergers and acquisitions, leasing, real estate, insurance and economic forecasting. In exchange, they may receive various fees, commissions and reimbursements if permitted by law. If we control a portfolio company, the decision to use related entities to provide services to the portfolio company may not be a disinterested decision, and the terms and conditions for the performance of such services, including the amounts and terms of such compensation, may not be determined in arm's-length negotiations.

         Selling agents or their affiliates also may perform a variety of financial services for us and our portfolio companies. These services may include raising investment capital for portfolio companies, rendering advice concerning our investments, assisting us in the purchase or sale of our assets, and services in connection with mergers and acquisitions, leasing, real estate, insurance and economic forecasting. If a selling agent or a selling agent's affiliate provides these services, the selling agent or affiliate may receive various fees, commissions and disbursements for these services, if payments of those types are permitted by applicable law and rules of the NASD.

         CONFLICTS MAY ARISE WITH RESPECT TO INVESTMENT OPPORTUNITIES.

         Berthel Fisher & Company and other people and companies affiliated with Berthel Planning may make investments for their own accounts and may be in competition with the Trust for such investments. In addition, Berthel Planning already manages Berthel Growth & Income Trust I, and may in the future manage other investment funds including investment funds that have an investment objective similar to ours. Berthel Planning is obligated to use its best efforts to provide us with continuing and suitable investment opportunities consistent with our investment objective and policies. Accordingly, we may not be given the opportunity to participate in certain investments made by affiliates of Berthel Planning. In addition, if we reject an investment opportunity for any reason, Berthel Planning or its affiliates would generally be permitted to accept it. We will be reimbursed by Berthel Planning or any affiliate of Berthel Planning for any costs or expenses we pay or incur with respect to an investment we reject which Berthel Planning or its affiliates accept.

         The selling agents are not obligated to present us with any investment opportunity that comes to their attention, even if it is within our investment objective. The selling agents and their affiliates may make investments for themselves and may provide investment advisory and other services to other parties with an investment objective identical or similar to ours.

         Because Berthel Planning currently manages other investment funds, and may agree to manage other additional funds in the future, it will face conflicts in the allocation of the investment opportunities that it locates. Berthel Planning will endeavor to resolve conflicts with respect to investment opportunities in a manner equitable and consistent with Berthel Planning's fiduciary duties. There is a potential that an impasse on joint venture decisions between co-investors will negatively affect the outcome of investments where we have jointly invested.

         When Berthel Planning locates an investment that it considers attractive, it will be forced to choose which funds should make the investment. For the Trust and one or more of the other funds managed by Berthel Planning to share an investment, the Investment Company Act of 1940 requires that Berthel Planning, the Trust and the other funds obtain an exemptive order from the SEC. We expect to apply for an order generally permitting the funds under the management of Berthel Planning to share investments. We expect, however, that any exemptive order will include significant restrictions on these investments. If we obtain an exemptive order, we believe that it will include at least the following requirements, which Berthel Planning will use to allocate investment opportunities among the Trust and the other funds under its management, make possible joint investments among the funds it manages, and to manage any oversee any joint investments after they are made:

         -       Allocation of Investments.

                  - To the extent that the Trust and other funds managed by Berthel Planning are considering new investments, and have funds available for investment, Berthel Planning will review investment opportunities on their behalf, including investments being considered on behalf of the other funds managed by Berthel Planning. Berthel Planning will determine whether a particular investment is eligible for investment by the Trust and/or the other funds managed by Berthel Planning, as the case may be. Ordinarily, if each of the funds has funds available, an investment would be suitable for each, as each is likely to have a similar investment objective.

                  - If Berthel Planning deems an investment eligible for investment by the Trust and/or the other funds managed by Berthel Planning, Berthel Planning will determine what it considers to be an appropriate amount that each fund should invest in the particular investment. Where the aggregate amount recommended for investment by the Trust and the other funds managed by Berthel Planning is greater than the amount of investment available, the amount of investment available to each of the Trust and the other funds shall be determined on a pro rata basis determined by dividing the net assets of each by the sum of the net assets of the Trust and each of the other funds managed by Berthel Planning seeking to make the investment.

                  - Following the making of the determinations referred to above, Berthel Planning will distribute written information concerning all eligible investments to each potential investor's disinterested trustees or board members (if applicable). Such information will include the name of each fund that proposes to make the investment and the amount of each proposed investment.

                  - Information regarding Berthel Planning's preliminary determinations will be reviewed by the independent trustees of the Trust, and any of the other funds that have dis-interested trustees or directs. The Trust will only make a joint investment with another fund managed by Berthel Planning if a required majority (as defined in section 57(o) of the Investment Company Act of 1940) of the Trust's independent trustees conclude, prior to the acquisition of the investment, that: i. the terms of the transaction, including the consideration to be paid, are reasonable and fair to the shareholders of the Trust and do not involve overreaching of the investing funds or such shareholders on the part of any person concerned;

                           ii. the transaction is consistent with the interests of the shareholders of the Trust and is consistent with the investing funds' investment objectives and policies as recited (if applicable) in filings made by the investing funds under the Securities Act of 1933, as amended, their registration statement and reports filed under the Exchange Act, as amended, and their reports to shareholders;

                           iii. the investments by the other funds managed by Berthel Planning would not disadvantage the investing funds and that participation by the Trust would not be on a basis different from or less advantageous than that of other funds managed by Berthel Planning; and

                           iv. the proposed investment by the other funds managed by Berthel Planning will not benefit Berthel Planning or any affiliated entity, other than the other funds managed by Berthel Planning making the proposed joint investment, except to the extent permitted pursuant to sections 17(e) and 57(k) of the Investment Company Act of 1940.

                  - The Trust may decline to participate in the co-investment, or may purchase less than its full allocation.

         -        Investments in Existing Portfolio Companies of Other Funds.
                  The Trust will not make an investment for its portfolio if Berthel Planning, or another fund managed by Berthel Planning or a person controlling, controlled by, or under common control with Berthel Planning is an existing investor in such company.

         - Joint Investments Must be Same Class of Securities. All purchases of securities by the Trust effected with another fund managed by Berthel Planning as a joint participant shall consist of the same class of securities, including the same registration rights (if any), and other rights related thereto, at the same price and on the same terms and conditions, and the settlement dates will be the same.

         - Coordination of Sales and Other Dispositions. If one or more of the other funds managed by Berthel Planning shall elect to sell, exchange, or otherwise dispose of a security that is also held by the Trust, Berthel Planning will notify the Trust of the proposed disposition at the earliest practical time and the Trust will be given the opportunity to participate in such sale on a proportionate basis, at the same price and on the same terms and conditions as those applicable to other fund managed by Berthel Planning. Berthel Planning will formulate a recommendation as to participation by the Trust in such a disposition, and provide a written recommendation to the Trust's independent trustees. The Trust will participate in such disposition to the extent that a majority of its independent trustees determine that it is in the Trust's best interest. The Trust and each other fund managed by Berthel Planning will bear their own expenses associated with the disposition of a portfolio security.

         -        Coordination of Follow-On Investments and Exercise of Rights.
                  If another fund managed by Berthel Planning desires to make a "follow-on" investment (i.e., an additional investment in the same entity) in a particular portfolio company whose securities are held by the Trust or to exercise warrants or other rights to purchase securities of such an issuer, Berthel Planning will notify the Trust of the proposed transaction at the earliest practical time. Berthel Planning will formulate a recommendation as to the proposed participation by the Trust in a follow-on investment, and provide the recommendation to the Trust's independent trustees along with notice of the total amount of the follow-on investment. The Trust's independent trustees will make their own determination with respect to follow-on investments. To the extent that the amount of a follow-on investment available to another fund managed by Berthel Planning and the Trust is not based on the amount of their initial investment, the relative amount of investment by each other fund managed by Berthel Planning participating in a follow-on investment and the Trust will be based on a ratio derived by comparing the remaining funds available for investment by the Trust and each such other fund managed by Berthel Planning with the total amount of the follow-on investment. The Trust will participate in such investment to the extent that a majority of its independent trustees determine that it is in the Trust's best interest. The acquisition of follow-on investments as permitted by this condition will be subject to the other conditions set forth in the application.

         - Quarterly Review. The Trust's independent trustees will review quarterly all information concerning co-investments made by the Trust, including co-investments in which one or more other fund managed by Berthel Planning declined to participate, so that they may determine whether all investments made during the preceding quarter, including those investments they declined, complied with the conditions set forth above.

         - Maintenance of Records. The Trust will maintain the records required by section 57(f)(3) of the Investment Company Act of 1940 as if each of the transactions permitted under these conditions were approved by the Trust's independent trustees under section 57(f).

         - Shared Independent Trustees. No independent trustee of the Trust will act in the equivalent capacity for another fund managed by Berthel Planning with which the Trust co-invests.

         CONFLICTS MAY ARISE WITH RESPECT TO THE TIMING OF DISPOSITION OF OUR INVESTMENTS.

         The interests of Berthel Planning may conflict with the interests of the shareholders with respect to the timing of the disposition of investments. Berthel Planning will receive certain amounts based on total distributions to shareholders as set forth under "Distributions and Allocation" and "Trust Advisor" under "Management Arrangements." Therefore, Berthel Planning may have reason to dispose of an investment earlier or later than it would if the conflict did not exist.

         CONFLICTS MAY ARISE CONCERNING THE ALLOCATION OF BERTHEL PLANNING'S TIME AND SERVICES.

         We will not have independent management or employees and will rely upon Berthel Planning and its affiliates for management and administration. Berthel Planning also provides management and administrative services to Berthel Growth & Income Trust I and other companies owned by Berthel Planning's affiliates. Berthel Planning believes that it and its affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Trust. Conflicts of interest may arise in allocating management time, services or functions among us and the other entities to which Berthel Planning and its affiliates may provide similar services. The officers and directors of Berthel Planning and their affiliates will devote such time to our affairs as they, in their sole discretion, determine to be necessary for the conduct of our operations.

         CONFLICTS MAY ARISE BECAUSE OF THE RELATIONSHIPS OF BERTHEL PLANNING AND ITS AFFILIATES WITH PORTFOLIO COMPANIES.

         Berthel Planning and its affiliates may have other continuing relationships with portfolio companies. These relationships could influence Berthel Planning to take actions, or forebear from taking actions, which it would not take if the relationships did not exist.

         CONFLICTS MAY ARISE BECAUSE BERTHEL FINANCIAL SERVICES IS THE DEALER MANAGER FOR THE OFFERING.

         As an affiliate of Berthel Planning, Berthel Financial Services may experience a conflict of interest in performing its due diligence in connection with the public offering of the shares. Although we believe that Berthel Financial Services has exercised due diligence in its investigation of the offering, its review cannot be considered independent.

MATERIAL RELATIONSHIPS

         The Declaration of Trust imposes various constraints on Berthel Planning and its affiliates in their dealings with the Trust. The Investment Company Act also restricts transactions among us , Berthel Planning and their affiliates. See "Regulation." Generally, transactions involving us and Berthel Planning, or involving us and affiliates of Berthel Planning, must receive the prior approval of the SEC or the independent trustees, or both. We do not know if that approval could be obtained if we requested it. The trustees and Berthel Planning will be subject to fiduciary duties to us in evaluating the capabilities, services and compensation of persons rendering services to us.

         CONFLICTS MAY ARISE BECAUSE WE DO NOT HAVE OUR OWN LEGAL
         REPRESENTATION.

         We are represented by the same legal counsel as Berthel Planning, Berthel Financial Services and their affiliates with respect to most matters. However, we will pay for the independent trustees to obtain separate counsel if we have a dispute with the trust advisor, the management board or any of their affiliates.

                          DISTRIBUTIONS AND ALLOCATION

GENERAL

         Distributions to our shareholders and to Berthel Planning are governed by Article VIII of the Declaration of Trust. Allocation of profit and loss is governed by Article IV of the Declaration of Trust, and the interest of shareholders in income and loss is governed by Article VII of the Declaration of Trust. These provisions are complex and you should review them with care in their entirety. Do not rely only on the summary set forth below. You need to review these important provisions of the Declaration of Trust.

DISTRIBUTION OF CASH

         Unless the independent trustees decide that a distribution is not in the best interests of the Trust, we will make quarterly distributions of cash that is cash available for distribution.

         - When we use the term "cash available for distribution" we mean our cash flow plus cash funds available for distribution from reserves less amounts set aside for restoration or creation of reserves. Cash available for distribution does not include realized gains from portfolio companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust.

         - When we use the term "cash flow" we mean our cash revenues, without deduction for depreciation, less cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not included in cash flow.

         - When we use the term "cash revenues" we mean gross cash funds provided from operation of the Trust, including, without limitation, the following: all interest earned and paid to the Trust; all cash dividends earned and paid to the Trust; and all fees earned and paid to the Trust. Cash revenues do not include realized gains from portfolio companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust.

         We will make the first quarterly distribution within sixty (60) days of the last day of the first calendar quarter ending after the offering ends. After that we will make quarterly distributions within sixty (60) days of the end of each quarter. We may utilize shareholder contributions to make distributions but in no event will Berthel Planning advance or will we borrow funds to make distributions, if the amount of the distributions would exceed our accrued and received revenues for the previous four quarters, less paid and accrued operating costs with respect to such revenues and costs shall be made in accordance with generally accepted accounting principles, consistently applied. If we make a distribution from any source other than our accumulated undistributed net income, the distribution payment must be accompanied by a written statement that adequately discloses the source or sources of such payment. Accumulated undistributed net income is determined in accordance with good accounting practice and does not include profits or losses realized upon the sale of securities or other properties or the Trust's net income so determined for the current or preceding fiscal year.

         All quarterly distributions will be made 99% to the shareholders and 1% to Berthel Planning until we have distributed to the shareholders an amount equal to the entire amount originally invested by investors. After distribution of this amount to shareholders, all distributions shall be made 80% to the shareholders and 20% to Berthel Planning.

RESERVE FOR PAYMENT OF TRUST EXPENSES

         Before any distributions are paid, we will establish reserves from shareholder capital contributions and from gains realized on our investments. When operating revenue is inadequate we will use these reserves to pay the ongoing expenses of the Trust, including the management fee to be paid to Berthel Planning and other costs and expenses incident to our investments, operation and management. We will normally maintain not less than one percent (1%) of the offering proceeds as reserves, and will restore any deficit in these reserves before making a distribution.

DISTRIBUTIONS OF SHAREHOLDER CONTRIBUTIONS AND CAPITAL

         GENERAL. During the first five years following the end of this offering, we do not intend to return to shareholders the contributions of investors to the Trust. It is our intention to invest those investor contributions in portfolio companies. During the existence of the Trust, we will make quarterly distributions to shareholders of cash available for distribution. Some portions of these quarterly distributions may be treated for tax purposes as a return of capital. Additionally, we may distribute shareholder capital if in the opinion of Berthel Planning and the independent trustees there are insufficient investment opportunities available, or if distribution is warranted for the benefit of the shareholders. After the five year period following the end of this offering, we may distribute any funds that are not necessary for the operation of the Trust.

         CASH AVAILABLE FROM REALIZED GAINS ON INVESTMENTS AND SOURCES OTHER THAN INTEREST AND DIVIDENDS. Cash received from realized gains on investments and sources other than interest and dividends may be paid to shareholders or reserved for general purposes or for follow-on investments within the limitations set forth under "Investment Objective and Policies." We may reinvest proceeds resulting from the sale or refinancing of Trust assets if sufficient cash will be distributed to shareholders to pay state and federal income tax, if any, created by the sale or refinancing of such assets. We will distribute on a quarterly basis cash available from investments that is not applied to follow-on investments or reserved for any other Trust purpose. We will make such distributions, within 60 days after the end of the calendar quarter, in the following priority:

                           (a) 99% to the shareholders, as a class, and 1% to Berthel Planning, until the shareholders, as a class, have received the entire amount of the investors' original investments; and thereafter

                           (b) 80% to the shareholders, as a class, and 20% to Berthel Planning.

         To the extent that making any distribution to Berthel Planning would cause Berthel Planning to receive cumulative distributions in excess of that permitted by the Investment Adviser's Act of 1940, we will hold the amount of that distribution until payment does not violate the terms of the Investment Adviser's Act of 1940. If the distribution still cannot be made by the time we cease operations without violating such Act, then the amount that cannot be distributed to Berthel Planning will be distributed to the shareholders.

ALLOCATION OF PROFITS AND LOSSES

         Our profits and losses, including our gains from any sale, transfer, injury, destruction or other disposition of property, are to be determined as of the end of each fiscal year. For any fiscal period, profits and losses shall be allocated as follows:

                           (a) First, One Percent (1%) to Berthel Planning and 99% to the shareholders until we have distributed to the shareholders an amount equal to the entire amount originally invested by investors; and thereafter,

                           (b) Twenty Percent (20%) to Berthel Planning and Eighty Percent (80%) to the shareholders.

         Notwithstanding the foregoing, to the extent an allocation of losses after the shareholders have received distributions equal to the entire amount of the investors' original investments will reduce Berthel Planning's capital account to a negative amount, the allocation will be made One Percent (1%) to Berthel Planning and Ninety-nine Percent (99%) to the shareholders until the shareholders' capital accounts are zero. No allocation will be made to the shareholders' accounts that will reduce the shareholders' accounts to a negative amount.

         Except as otherwise provided in the Declaration of Trust, all items of income, gain, expense, loss, deduction and credit for a particular fiscal period and any other allocations not otherwise specifically provided for shall be divided among the shareholders as a class and Berthel Planning in the same proportions as they share profits or losses, as the case may be, for the fiscal period.

MINIMUM ALLOCATION TO TRUST ADVISOR

         In no event shall Berthel Planning's allocable share of each material item of Trust income, gain, expense, loss, deduction or credit be less than One Percent (1%) of such item.

TAX ALLOCATION

         If Berthel Planning is treated for federal income tax purposes as having received an interest in the Trust as compensation for services that constitutes income to Berthel Planning under the Code, any amount allowed to us as a deduction for federal income tax purposes (whether as an expense incurred in the production of income or as an amortization deduction) as a result of such characterization shall be allocated solely for federal income tax purposes to Berthel Planning.

DETERMINATION OF DISTRIBUTIONS AND ALLOCATIONS AMONG SHAREHOLDERS

         All distributions to and allocations of profits and losses among the shareholders will be made in the ratio which the number of shares held by each shareholder bears to the total number of shares held by all shareholders. All distributions and allocations will be distributed or allocated, as the case may be, to the persons shown in our records to have been shareholders as of the last day of the fiscal quarter for which such distribution or allocation is to be made.

                              PLAN OF DISTRIBUTION

BEST EFFORTS OFFERING

         The shares are being offered on a "best-efforts" basis by Berthel Financial Services, as dealer manager, and by other broker-dealers selected by Berthel Financial Services as additional selling agents. Berthel Financial Services and all of the selling agents are members of the National Association of Securities Dealers, Inc. The principal address of Berthel Financial Services is 701Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609 and its telephone number at such address is (319) 447-5700. There is no firm commitment on the part of Berthel Financial Services or any other selling agent to purchase or pay for any of the shares.

         The shares are not being listed on a national securities exchange. Neither Berthel Financial Services nor any of the selling agents intends to act as a market maker with respect to the shares. Neither Berthel Financial Services nor the selling agents may execute a transaction in the shares in a discretionary account without prior written approval of the transaction by the owner of the account.

COMPENSATION TO BERTHEL FINANCIAL SERVICES AND SELLING AGENTS; DISCOUNTS

         We have agreed to pay Berthel Financial Services the following fees:

         - selling commissions ranging from 2% to 7% of the aggregate purchase price of the shares sold. If the shares are sold through a selling agent other than Berthel Financial Services, Berthel Financial Services will pay all or part of the commission to the selling agent who sold the shares;

         - a syndication fee equal to 1% of the shares sold; Berthel Financial Services may pay all or part of this fee to the other selling agents based upon the shares sold by each selling agents; and

         -        an underwriting fee equal to 2% of the shares sold.

         The selling commissions will range between 2% and 7%. We will pay selling commissions based on a sliding scale that is dependent upon the number of shares purchased by a particular investor. When less than a 7% commission is paid, the difference between 7% commission and the smaller commission will be used to reduce the purchase price to the investor. This permits investors to have a discount from the price normally paid for shares. The discount will be applied to the entire amount invested by a particular investor. The discount and selling commission on investments in shares is as follows:


                                                       Commission on
                                                      Total Amount of
         Amount Invested                                 Investment            Discount to Investor
         ------------------------------------------------------------------------------------------
         Less than $499,999                                  7%                         N/A
         $500,000 to $999,999                                5%                         2%
         $1,000,000 and more                                 2%                         5%

         Selling commissions will be paid at each closing, computed on the aggregate purchase price of the shares sold and accepted by us at each closing. An investor who receives a selling commission discount will receive the number of shares purchased without regard to the discount and will be treated as having made a capital contribution to the Trust in the amount of that investor's investment without regard to the discount. Because discounts received by investors results in a lower commission, our proceeds from the sale of shares, net of commissions, will not be affected by the discounts for volume purchases. See "Terms of the Offering."

         To promote the sale of shares, Berthel Financial Services may pay to registered representatives non-cash awards that, when aggregated with other non-cash awards paid in that year by our affiliates, do not exceed the maximum allowed under the Conduct Rules of the NASD. Such awards shall be paid for by Berthel Financial Services from its share of selling commissions. The aggregate value of such awards will not exceed $5,000.

         Compensation paid to Berthel Financial Services and selling agents in connection with this offering includes commissions, the syndication fee, the underwriting fee, sales commissions and the aggregate value of all non-cash awards to be paid directly to registered representatives. If we paid Berthel Financial Services' legal fees, such payments would also be considered compensation to Berthel Financial Services. However, we will not pay Berthel Financial Services' legal fees. Total payments we will make to Berthel Financial Services and all selling agents in connection with the offering of shares will not in the aggregate exceed 10% of the gross proceeds of the offering.

         Berthel Financial Services and its affiliates will not receive, directly or indirectly, any payments or compensation in connection with the offering and sale of the shares, except as described above.

         Berthel Financial Services may reallow a portion of the selling commissions and the underwriting fee.

INDEMNIFICATION

         We have agreed to indemnify Berthel Financial Services and the selling agents against certain liabilities, including liabilities under the Securities Act of 1933. Berthel Planning has also agreed to indemnify Berthel Financial Services and the other selling agents against certain liabilities, including liabilities under the Securities Act of 1933. Our agreement to indemnify Berthel Financial Services or a selling agent does not provide indemnity against any liability arising out of Berthel Financial Services' or a selling agent's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Neither Berthel Planning nor any person acting as broker-dealer shall be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

         - A court has ruled that the trust advisor or broker-dealer has not been involved in securities law violations.

         - Claims against the trust advisor or a broker-dealer have been dismissed by a court and the claims cannot be re-filed.

         - A court approves a settlement of the claims against the trust advisor or a broker-dealer and finds that indemnification of the settlement and related costs should be made. In this case the court must have been advised of the position of the SEC and the published position of the relevant state securities regulatory authority as to indemnification for violations of securities laws.

TERMINATION OF THE OFFERING BY BERTHEL FINANCIAL SERVICES

         Berthel Financial Services may terminate the offering if, among other things,

         - certain specified actions, usually associated with extremely adverse economic and market conditions, have been taken by the principal national securities exchanges (such as the New York Stock Exchange) or by governmental authorities or

         - other events have occurred or are pending or threatened which, in the judgment of Berthel Financial Services, materially impair the investment quality of the shares.


                              TERMS OF THE OFFERING

OFFERING OF SHARES

         We are offering a maximum of $25,000,000 of shares. If these shares are sold, Berthel Financial Services can choose to sell up to another $5,000,000 of shares.

         The shares will be sold to the public for $10 per share. You must purchase a minimum of five units (5,000 shares) (or two units (200 shares) if you are making an investment for an individual retirement account). After the first closing, we may adjust the price of shares to market value based on our net asset value. However, the price will not be reduced below $10. Tenants in common and joint tenants (other than a husband and wife) purchasing shares must purchase at least five units ($5,000) for each tenant in common or joint tenant. Any partnership, corporation, trust or other entity that has been formed for the specific purpose of purchasing shares must purchase at least five (5) units ($5,000) for each beneficial owner of such entity.

         Berthel Financial Services and Berthel Planning, the trust advisor, and their affiliates may, but are not obligated to, purchase up to 10% of the shares. To the extent Berthel Financial Services, Berthel Planning or their affiliates purchase shares, they will share in the Trust's profits, losses and distributions on the same basis as other shareholders. Any purchases of shares by Berthel Financial Services, Berthel Planning or their affiliates shall not be counted toward the minimum number of shares necessary to have the first closing. Shares purchased by Berthel Financial Services, Berthel Planning or their affiliates will be purchased for investment purposes only. Independent trustees may not acquire shares.

         To the extent shares are sold to Berthel Financial Services, Berthel Planning, the selling agents and their affiliates and employees, the number of shares available for purchase by the general public will be reduced.

OFFERING PERIOD

         The offering will terminate ninety days following the effective date of this prospectus unless we extend the offering for up to two periods of ninety days each.

ACCEPTANCE OF SUBSCRIPTIONS

         We can reject your subscription if we choose to do so. If we reject your subscription, we will notify you promptly and return your subscription funds. Investors must pay their subscription amount before the trust can accept their subscription.

         If we have not received subscriptions for at least 600,000 shares when the offering terminates, we will promptly refund any subscription amounts received with interest, if any, actually earned thereon. If at any time during the offering period we have received subscriptions for at least 600,000 shares and all other conditions to closing have been met, we will

         - accept such subscriptions at the first closing and issue shares to the investors who have subscribed, and

         - continue to offer for sale the remaining shares until the offering period has expired or all shares have been purchased. After the first closing, we will continue to accept subscriptions at additional closings.

COSTS OF ORGANIZING AND THE COSTS OF THIS OFFERING

         Organizational and Offering Expenses. Organizational and offering expenses include all expenses incurred by us to be paid from our assets in connection with organizing us and in preparing for registration and subsequently offering and distributing shares to the public. These expenses include, but are not limited to

         -        underwriting and brokerage commissions

         -        expenses for printing, engraving, mailing

         - salaries of employees of Berthel Financial Services while engaged in sales activity

         - charges of transfer agents, registrars, trustees, escrow holders, depositories and experts

         - expenses of qualification of the sale of shares under Federal and State laws, including taxes, filing fees, accountants' fees and attorneys' fees.

         We will pay or reimburse Berthel Planning and Berthel Financial Services for organizational and offering expenses. We will not pay organizational and offering expenses in excess of 13.5% of the aggregate purchase price of shares sold. Berthel Planning and Berthel Financial Services will pay any organizational and offering expenses that in the aggregate exceed 13.5% of the aggregate purchase price of shares sold.

         When we use the term front end fees we mean fees and expenses paid by the Trust to organize the Trust and to acquire assets for our portfolio, including the organizational and offering expenses and any other similar fees. Front end fees paid by the Trust will not exceed 18%.

ESCROW ACCOUNT

         We have established an escrow account to hold money from investors until we have our first closing. The escrow agent is Firstar Bank, N.A., whose address is Firstar Bank, N.A., 1555 North River Center Dr., Suite 301, Milwaukee, Wisconsin 53212. All money received from investors prior to the first closing will be deposited in the escrow account. After the first closing, the escrow account will not be used; all funds will then be paid directly to us.

         Until the first closing, the escrow agent will invest the money it holds in securities issued or guaranteed by the United States government, fully insured certificates of deposit or fully insured interest-bearing accounts with national banks. Money deposited in the escrow account may not be withdrawn by investors.

INVESTOR SUITABILITY STANDARDS

         We are responsible to make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each investor. Berthel Financial Services and the selling agents are also responsible for this. We, Berthel Financial Services and the selling agents will use the information provided to us by each investor regarding the investor's financial situation and investment objectives to make this determination.

         In order to purchase shares, an investor must meet one of two tests. The investor must either (i) have a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and an annual gross income of at least $60,000 or (ii) have a net worth (exclusive of homes, home furnishings and automobiles) of at least $150,000. However, some states require investors to meet different standards. Accordingly, we have established different requirements for the following states:

                  CALIFORNIA. Prospective investors in the State of California must tell us that they either (i) have a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and an annual gross income of at least $60,000 or (ii) have a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000.

                  IOWA, AND ARIZONA. Prospective investors in Iowa and Arizona must tell us that the investment in the shares represents not more than ten percent (10%) of the investor's net worth. Investors must also tell us that they either (i) have a net worth (exclusive of homes, home furnishings and automobiles) of at


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

         least $60,000 and have had a minimum, gross annual income of $60,000 for each of the last two tax years, and reasonably expect to have a minimum gross annual income of $60,000 for the current tax year or (ii) have a net worth (exclusive of homes, home furnishings and automobiles) of at least $225,000.

         The following standards apply to special situations:

                  Partnerships. In the case of an investor that is a partnership, we will apply the net worth standards discussed above to the partnership and we will apply the income standard to each of its partners.

                  Trusts. In the case of an investor who is investing as a trustee (other than the trustee of a qualified plan or IRA as described below), we will apply the net worth standards to the trust providing the funds for the investment, and we will apply the annual income standard to the beneficiaries of the trust who will receive any income generated by the investment. However, if the trustee is the person who supplied the money to the trust, we will apply the suitability standards to the trustee.

                  Custodians for Minors. In the case of an investor purchasing shares as custodian for a minor, we will apply the net worth and income standards to the person providing the funds for the investment.

                  Joint Purchases. In the case of a husband and wife purchasing shares jointly, we will apply the net worth standards to their combined net worth, and we will apply the annual income standard to their combined income. In the case of other persons jointly purchasing shares, we will apply the applicable suitability standards to each joint purchaser without regard to other joint purchasers.

                  Keogh Plans and IRA's. In the case of an IRA or a Keogh plan covering only a self-employed individual, we will apply the net worth and annual income standards to either (i) the individual or individuals contributing funds to the Keogh plan or IRA or (ii) the trust or custodial account created in connection therewith.

                  Qualified Plans. In the case of an investor who is a trustee of a qualified pension, 401(k) plan, profit-sharing or stock bonus plan, including a Keogh plan where more than just a self-employed individual is covered (collectively "Qualified Plans"), we will apply the net worth standard and the annual gross income standard to the qualified trust forming part of such plan.

         If you are considering a purchase of shares for a qualified plan or an IRA, you should consider that some income may be considered unrelated business income and may therefore be subject to federal income taxation to the extent that the qualified plan or IRA receives income from the Trust of more than $1,000. See "Investment by Certain Types of Tax Exempt Entities" under "Tax Matters." In addition, if you are considering an investment for a qualified plan or IRA, you


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

should consider the discussion relating to other issues arising under ERISA and the Internal Revenue Code in connection with the purchase of shares described under "Investment by Certain Types of Tax Exempt Entities" under "Tax Matters."

         We anticipate that some investors will request a selling agent to serve as custodian for various IRAs or Keogh plans established to acquire shares. We expect such selling agents to charge investors who set up such IRA or Keogh plans initial fees and annual management fees in connection with IRA accounts or Keogh plans through which shares are acquired. Investors may elect to make their own arrangements for IRA or Keogh trustees. We will not allow Berthel Planning and its affiliates to purchase shares during the offering with assets of any Qualified Plan (including Keogh plans) or IRA if Berthel Planning, a selling agent who would receive a commission with respect to such purchase, or any of their employees, affiliates or financial consultants is a fiduciary of such plan or IRA within the meaning of Section 3(21) of ERISA.

         We will not permit a qualified plan (including a Keogh plan) or an IRA of which any Trustee is a "party in interest" or "disqualified person," as defined in Section 3(14) of ERISA and Section 4975(e)(2) of the Internal Revenue Code to purchase shares. See "Investment by Certain Types of Tax Exempt Entities" under "Tax Matters."

HOW TO SUBSCRIBE

         You may subscribe to purchase shares by completing, executing and delivering a subscription agreement in the form attached to this prospectus as Exhibit B. Berthel Financial Services or selling agent will provide this form to you.

         To subscribe, you must deliver money with the subscription agreement. If you are subscribing before the first closing, you must deliver a check payable to the order of "Firstar Bank, N.A. - Escrow Agent." If you are subscribing after the first closing, you must deliver a check payable to the order of "Berthel Growth Trust II". If you authorize a selling agent to pay for shares by debiting your customer account with the selling agent, you will be notified by the selling agent of the settlement date for the purchase of the shares. To pay for shares by this method, however, you must have funds in your account to cover the subscription payment. If you subscribe for less than $500,000 of shares, your check must be in the amount subscribed for. If you subscribe for $500,000 or more of shares, you are entitled to a discount, and the amount of your check should be in the amount of the total subscription price less the amount of the discount.

         Prior to the initial closing, all checks will be deposited promptly with the escrow agent. After the first closing, Berthel Financial Services will forward all checks directly to us. If we do not accept an investor's money, it will be returned to the investor promptly in full, together with interest actually earned and received thereon. An investor's money will be returned promptly in full, together with a pro rata share of any interest actually earned and received on the money in the escrow account, if we do not accept the investor's subscription.

         You have the right to receive a refund of your investment for a period of five business days after the date you receive a final prospectus. You may request a refund in any fashion but, if you do not make your request in an originally signed and written communication, you must confirm the request in an originally signed and written communication within 15 business days after you receive a final prospectus.

         Berthel Planning may, in its sole discretion, accept or reject subscriptions in whole or in part.

         Not more than thirty (30) days after we receive your subscription, we will notify you if your subscription has been rejected. If your subscription is rejected, we will promptly return to you the


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

amount you paid. We will also pay to you the interest, if any, actually earned and received on the money paid. If we accept your subscription before the first closing you will be admitted as a shareholder as of the first closing. If you subscribe after the first closing, you will pay the amount of your investment directly to us instead of to the escrow agent, subject only to your right to a refund if the subscription is rejected. If you subscribe after the first closing, you will be admitted as a shareholder when your subscription agreement is accepted.

FOREIGN INVESTORS

         Nonresident alien individuals, foreign corporations, foreign partnerships and other nonresident foreign investors may purchase shares.

         See "Tax Considerations for Nonresident Aliens and Foreign Corporations" under "Tax Matters" for information concerning the federal income tax and reporting consequences to a foreign investor who purchases shares.

         If you are a foreign investor, by signing a subscription agreement, you:

         - agree to supply us with certain information, including any information that we may need to satisfy any legal reporting requirements;

         - indemnify us for any liability incurred by us because we failed to withhold any taxes or comply with any reporting requirements if you did not provide us the information necessary to enable us to withhold or otherwise comply;

         - grant us a power of attorney permitting us to sell your shares if you do not provide us a completed Internal Revenue Service Form 4224 each year.

         If you are a foreign investor, you should carefully review with your own tax advisors the Subscription Agreement attached to this prospectus as Exhibit B and the tax aspects of an investment in shares.

CONDITIONS TO CLOSING

         We will have a closing with respect to the offering and sale of shares and we will be entitled to receive investor funds if all of the following conditions have been satisfied:

         - With respect to the first closing, we have accepted subscriptions for a minimum of $6,000,000 shares, and the escrow agent has received full payment of the purchase price for those shares.

         - For each closing after the first closing, we have received full payment of the purchase price for the shares to be sold.

         - On the date of each closing, Bradley & Riley PC has delivered or reaffirmed as of such date its opinion to the effect that we will be treated as a partnership for federal income tax purposes. See "Tax Matters."


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

                            TRANSFERABILITY OF SHARES

GENERAL

         We will record ownership of shares in our books and records as provided by Delaware law. No transfer or assignment of a shareholder's interest in the Trust will be effective unless it complies with our Declaration of Trust. Sales, transfers or assignments of interests in shares will be recognized quarterly.

         Shares will be represented by share certificates, and may only be transferred by following the restrictions on transfer described in this prospectus and in our Declaration of Trust. To transfer shares, a shareholder must submit signed transfer documentation in proper form. Except for transfers incident to divorce and certain transfers or assignments made free of any price or payment, no sale, transfer or assignment of a shareholder's shares may be made unless the party receiving the shares (i) meets the applicable suitability requirements contained in this prospectus or (ii) is a current shareholder of the Trust.

RESTRICTIONS

         A shareholder will not be permitted to make a sale, assignment or transfer that would result in the transferor or any transferee holding less than one share, unless Berthel Planning consents. Berthel Planning will only consent for good cause. No shares may be assigned: (i) to a minor or incompetent, except in trust, pursuant to the Uniform Gifts to Minors Act or by will or by intestate succession, or (ii) to a person who is a market maker in securities unless such person certifies that he is purchasing the shares solely for investment purposes and not for resale. Except in cases of death of a transferor or by operation of law, as a condition of transfer, any party to whom shares are transferred must certify that he satisfies the investor suitability standards described in this prospectus. See "Investor Suitability Standards" under "Terms of the Offering."

         We will not recognize a sale, transfer or assignment or negotiation of an interest in the Trust if the sale, transfer or assignment, together with all other such transfers on our books during the immediately preceding 12 months, would result in the transfer of 50% or more of interests in the Trust. A shareholder may not transfer a share unless he represents and provides other documentation satisfactory in form and substance to us that the transfer was not effected through a broker-dealer or matching agent that makes a market in shares or that provides a readily available, regular and ongoing opportunity to shareholders to sell or exchange their shares through a public means of obtaining or providing information of offers to buy, sell or exchange shares. In the case of the sale of a share, Berthel Planning must determine that such sale, assignment or transfer would not, by itself or together with any other sales, transfers or assignments, likely result in the Trust's being classified as a publicly traded partnership. We will not require a transferor to make the representations described above if the transferor represents that the transfer is effected through an agent whose procedures have been approved by Berthel Planning. It is anticipated that Berthel Financial Services will be such an agent.

         In addition, pursuant to Section 7704 of the Code and the Regulations under Section 7704 of the Code, we will not recognize a sale or other transfer of a share if the sale or transfer, together with all other such transfers during the same taxable year, would result in the transfer of more than 2% of the interests in the Trust, except for any transfers that the Trust determines in its sole and absolute discretion can be disregarded for purposes of this percentage test.

         In connection with any sale, exchange, transfer or assignment, we may require a satisfactory opinion of counsel that the sale, exchange, transfer or assignment would not result in a termination of the Trust for purposes of
Section 708 of the Code, cause us to lose our status as a


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

partnership, cause us to be classified as a publicly traded partnership and be taxable as a corporation for federal income tax purposes, violate any federal securities laws or any state securities or "Blue sky" laws, or violate our investor suitability standards.

         Any sale or transfer of shares in California or involving a California resident or of shares originally purchased by a California resident requires the prior written consent of the Commissioner of Corporations of the State of California, except as provided in the Commissioner's rules. The Subscription Agreement will bear the following legend:

              IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY
              CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

Any sale or transfer of shares outside California and not involving California residents or involving shares not originally purchased by a California resident does not require the prior written consent of the Commissioner of Corporations of the State of California.

         We intend that no public market for shares will develop. Furthermore, we intend to use our best efforts to implement the transfer restrictions contained herein and in our Declaration of Trust so that no public market develops. The ability of a market to develop will be limited by restrictions on trading provided in our Declaration of Trust for the purpose of preventing us from being classified as a publicly traded partnership taxable as a corporation. See "Publicly Traded Partnerships (PTP)" under "Tax Matters." Shareholders therefore may not be able to liquidate their investments in the Trust in the event of an emergency or for any other reason. Moreover, the lack of a public market may affect the price for which a shareholder would be able to sell shares. Berthel Financial Services may provide limited services to shareholders which may assist those shareholders desiring to sell their shares, but Berthel Financial Service will not value any shares. Accurate information as to the actual market value of a share at any given date may not be available. To the extent prohibited by law, rule or regulations, Berthel Financial Services will not be able to solicit any potential buyers of shares, but may offer only a matching service to sellers and potential buyers. Berthel Financial Services will not receive any compensation from the Trust for providing such services. Berthel Financial Services is under no obligation to provide any service to shareholders and if provided, such services may be terminated at any time. In connection with any sale of shares that is arranged by Berthel Financial Services in the performance of such services, Berthel Financial Services will receive a fee. Berthel Financial Services intends to charge the seller a $50 service charge per executed order to sell and to charge the buyer a commission equal to 6% of the gross sales proceeds, but such fees may vary from time to time. We do not intend to redeem or repurchase shares although reserve the right to do so under the conditions specified in the Investment Company Act.

ASSIGNMENTS BY OPERATION OF LAW

         If any shareholder shall die, with or without leaving a will, or become incompetent, bankrupt or insolvent, or if shareholder who is a corporation, partnership or trust dissolves during the Trust term or if any other involuntary transfer of a shareholder's shares is made, the legal representatives, heirs and legatees (and spouse, if the shares have been community property of such shareholder and his or her spouse), bankruptcy assignees, successors, assigns and corporate, partnership or trust distributees or such other involuntary transferees shall not become transferees but shall have (subject to the other terms and provisions hereof) such rights as are provided with respect to such persons under the law; provided, however, that such legal representatives, heirs and legatees, spouse, bankruptcy assignees, successors, assigns and corporate, partnership or trust distributees


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

or involuntary transferees may become transferees in accordance with the provisions of our Declaration of Trust.


                       SUMMARY OF THE DECLARATION OF TRUST

THE RIGHTS AND OBLIGATIONS OF BERTHEL PLANNING, THE INDEPENDENT TRUSTEES AND THE SHAREHOLDERS ARE GOVERNED BY THE DECLARATION OF TRUST. A COPY OF THE DECLARATION OF TRUST IS ATTACHED IN THIS PROSPECTUS AS EXHIBIT A. BEFORE YOU SUBSCRIBE FOR SHARES, YOU SHOULD FIRST THOROUGHLY REVIEW THE DECLARATION OF TRUST. THIS
SECTION INCLUDES A BRIEF SUMMARY OF SOME OF THE SIGNIFICANT PROVISIONS OF THE DECLARATION OF TRUST NOT DISCUSSED IN THIS PROSPECTUS. OUR SUMMARY IS NOT A COMPLETE DISCUSSION OF ALL OF THE PROVISIONS OF THE DECLARATION OF TRUST. YOU SHOULD REVIEW THE SECTIONS OF THIS PROSPECTUS ENTITLED MANAGEMENT ARRANGEMENTS, TERMS OF THE OFFERING, PLAN OF DISTRIBUTION, COMPENSATION AND FEES, INVESTMENT OBJECTIVE AND POLICIES, DISTRIBUTIONS AND ALLOCATION, AND TRANSFERABILITY OF SHARES. YOU SHOULD ALSO REVIEW THE COMPLETE DECLARATION OF TRUST, WHICH IS ATTACHED TO THIS PROSPECTUS AS EXHIBIT A.

ACCOUNTING

         Our accounting period will end on December 31 of each year. We will utilize the accrual method of accounting for our operations on the basis used in preparing our federal income tax returns with such adjustments as may be in our best interest.

BOOKS AND RECORDS; REPORTS

         We will keep appropriate records relating to our activities. Our books, records and files will be kept at our principal offices at Marion, Iowa. An independent certified public accounting firm will prepare our federal income tax returns as soon as practicable after the conclusion of each year. We will use our reasonable best efforts to obtain the information for those returns as soon as possible and to cause the resulting accounting and tax information to be transmitted to the shareholders as soon as possible after receipt from the accounting firm.

         Each shareholder will receive reports as to our activities on at least a quarterly basis and will receive as soon as practicable after the end of each year the necessary federal and state income tax information and our annual financial statements, audited by our accounting firm. As a business development company, we will also be required to make periodic reports to the Commission under the Exchange Act, as amended, including Forms 10-K (annual report), 10-Q (quarterly report) and 8-K (report of significant events). We will provide copies of such reports to shareholders. Upon the request of an official or agency administering the securities laws of any state in which the shares are sold, we will submit to such official or agency the reports and statements required to be distributed to shareholders pursuant to the Declaration of Trust. You should review Sections 10.3 and 11.4 of our Declaration of Trust for detailed information regarding information and reports available to shareholders.

NO ASSESSMENTS

         Assessments are additional amounts of capital paid by a shareholder beyond the shareholder's subscription commitment. We are prohibited from making mandatory assessments of any kind.

GOVERNING LAW


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

         All provisions of the Declaration will be construed according to the laws of the State of Delaware except as may otherwise be required by law in any other state.

CONTROL OF TRUST OPERATIONS

         The powers vested in Berthel Planning under the Declaration of Trust are quite broad. Berthel Planning has full, exclusive and complete discretion in the management and control of the affairs of the Trust (subject to the general authority, supervision and review of the management board, and, in some instances, the independent trustees), and shareholders have no power to take part in our management, or to bind us.

         Berthel Planning has a fiduciary responsibility for the safekeeping and use of all of our funds and assets, whether or not in its immediate possession or control. Berthel Planning shall not employ or permit another to employ our funds or assets in any manner except for our exclusive benefit. No shareholder shall contract away the fiduciary obligation owed to the shareholder by Berthel Planning under common law.

         The management board (which is comprised of Berthel Planning and the independent trustees) must approve by at least a majority vote and by at least a majority of the independent trustees the execution and renewal of the Management Agreement or any other agreement by which the Trust engages an investment advisor, agreements with principal underwriters of our securities, appointment of independent certified public accountants and sales of additional shares at less than net asset value.

         The management board will supervise and review Berthel Planning's other actions but does not have management or administrative powers over us or our investments except as described above. The management board nonetheless may require action by Berthel Planning to the extent necessary to carry out the fiduciary duties of the management board's members.

         A sale, lease, pledge or other transfer of substantially all our assets outside the ordinary course of its business requires the approval of the holders of a majority of the outstanding shares.

ROLL-UP TRANSACTIONS

         The Declaration of Trust places restrictions on partnership roll-ups. A roll-up is a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Trust and the issuance of securities of a partnership, trust, corporation or other entity that would be created or survive after the successful completion of a proposed roll-up transaction. A transaction involving us would not be a roll-up if it were:

         - a transaction involving securities that have been for at least twelve (12) months listed on a national exchange or that are traded through the National Association of Securities Dealers Automated Quotation -- National Market System; or

         - a transaction involving the reorganization to corporate, trust or association form of only the Trust if, as a consequence of the proposed reorganization, there will be no significant adverse change in any of the following:

                           (i)      shareholder's voting rights;

                           (ii)     the term of our existence;

                           (iii)    the compensation to Berthel Planning; or


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

                           (iv)     our investment objectives.

         A roll-up would require us to obtain an appraisal, and offer to shareholders who voted "no" on the proposed roll-up the choice of: (i) accepting the terms of the roll-up; (ii) remaining as shareholders in the Trust on the same terms and conditions as existed previously; or (iii) receiving cash in an amount equal to the shareholders' pro rata share of the appraised value of our net assets.

         We are prohibited from participating in any proposed roll-up which would:

         - result in shareholders having democracy rights that are less than those provided for under the Declaration of Trust;

         - materially impede or frustrate the accumulation of shares by any purchaser of the securities of the new entity;

         - limit the ability of a shareholder to exercise the voting rights of its securities on the basis of the number of shares held by that shareholder;

         - cause shareholders' rights of access to our records to be less than those provided for under Article X and Section 11.4 of the Declaration; or

         - result in any of the costs of the transaction to be borne by us if the transaction is not approved by the shareholders.

SHAREHOLDER MEETINGS

         Berthel Planning may call meetings of the shareholders concerning any matter on which the shareholders may vote as provided by the Declaration of Trust or by law or to receive and act upon a report of Berthel Planning on matters pertaining to our business and activities. Shareholders holding ten percent (10%) or more of the outstanding shares entitled to vote on the matter may also call meetings by giving notice to us demanding a meeting and stating the purposes therefor. After calling a meeting or within ten (10) days after receipt of a written request or requests meeting the requirements of the preceding sentence, we are required to mail written notice of the place and purposes of the meeting to all shareholders entitled to vote on the matter. The meeting shall be held on a date not less than fifteen (15) days nor more than sixty (60) days after we mail the notice of meeting to the shareholders, at a time and place specified in the request, or if none is specified, at a time and place convenient to shareholders. Any shareholder entitled to vote on the matter may appear at a meeting to vote or vote by proxy, provided that such authority is granted by a writing signed by the shareholder and delivered to us at or prior to the meeting.

AMENDMENTS AND VOTING RIGHTS

         Berthel Planning may amend the Declaration of Trust without notice to or approval of the shareholders for the following purposes:

         - to cure any ambiguity, formal defect or omission or to correct or supplement any provision in the Declaration of Trust that may be inconsistent with any other provision contained in the Declaration of Trust or in this prospectus or Registration Statement;

         - to make such other changes or provisions in regard to matters or questions arising under the Declaration of Trust that will not materially and adversely affect the interest of any shareholder;

         - to otherwise equitably resolve issues arising under this prospectus or the Declaration of Trust so long as similarly situated shareholders are not treated materially differently;

         - to maintain our federal tax status and any of our shareholders as shareholders of this Trust (so long as no shareholder's liability is materially increased without that shareholder's consent);

         - to make a modification in the manner in which we, after consultation with our regular accountants or tax counsel, determine is prudent to modify the manner in which the capital accounts, or any debits or credits thereto, are computed in order to comply with such regulations, or to avoid the effects of unanticipated events that might otherwise cause the Declaration of Trust not to comply with such regulations, to make such modification, provided, that such modification is not likely to have a material effect on the amounts distributable to any shareholder; and

         -        to comply with law.

         Other amendments to the Declaration of Trust may be proposed either by Berthel Planning or holders of at least 10% of the shares, either by calling a meeting of the shareholders or by soliciting written consents. The procedure for such meetings or solicitations is found at Section 15.2 of the Declaration. Such proposed amendments require the approval of a majority in interest of the shareholders given at a meeting of shareholders or by written consents. Any amendment requiring shareholder action may not increase any shareholder's liability, change the capital contributions required of shareholders or shareholder rights in our profits, losses, deductions, credits, revenues or distributions in more than a de minimis matter, or change a shareholder's rights on dissolution or any voting rights without the shareholder's consent. Any amendment which changes Berthel Planning's management rights requires its consent.

         The consent of all shareholders is required for the following additional actions by the Trust: contravening the Declaration of Trust or the Certificate of Trust; making it impossible to carry on our activities; confessing a judgment in excess of 10% of our assets; dissolving or terminating the Trust, other than as provided by the Declaration of Trust; allowing Berthel Planning to possess or hold Trust Property for other than a Trust purpose; or adding new trust advisors except as described below.

REMOVAL OF TRUST ADVISOR

         The holders of at least 10% of the shares may propose the removal of a trust advisor, either by calling a meeting or soliciting consents in accordance with the terms of the Declaration of Trust. Removal of a trust advisor requires either the affirmative vote of a majority of the shares (excluding shares held by Berthel Planning which is the subject of the vote or by its affiliates) or the affirmative vote of a majority of the independent trustees. Removal of a trust advisor causes a dissolution of the Trust unless any remaining trust advisors and a majority in interest of the shareholders (or if there is no remaining trust advisor, a majority in interest of the shareholders) elect to continue the Trust. Berthel Planning may not resign without the consent of a majority of the shareholders and without first giving at least 120 days prior written notice to the shareholders. The shareholders may replace a removed trust advisor or fill a vacancy by vote of a majority in interest of the shareholders.

         If a trust advisor is removed, resigns (other than voluntarily without cause) or is unable to serve, it may elect to exchange its management share for a series of cash payments from the Trust in amounts equal to the amounts of distributions to which the trust advisor would otherwise have been entitled under the Declaration of Trust in respect of investments made by the trust advisor prior to the date of any such removal, resignation or other incapacity. The trust advisor would continue to receive its pro rata share of all allocations to shareholders as provided in the Declaration of Trust which are attributable to shares owned by the trust advisor.

         Alternatively, if we are required to obtain an exemptive order from the Commission, Berthel Planning may elect to engage a qualified independent appraiser and cause us to engage another qualified independent appraiser (at our expense in each case) to value our property as of the date of such removal, resignation or other incapacity as if the property had been sold at its fair market value so as to include all unrealized gains and losses. If the two appraisers cannot agree on a value, they would appoint a third independent appraiser (whose cost we would bear) whose determination, made on the same basis, would be final and binding. We may elect to have the have the value determined by arbitration in accordance with the then current rules of the American Arbitration Association.

         Based on the appraisal, we would make allocations to Berthel Planning's capital account of profits, losses and other items resulting from the appraisal as of the date of such removal, resignation or other incapacity as if our fiscal year had ended, solely for the purpose of determining Berthel Planning's capital account. If Berthel Planning has a positive capital account after such allocation, we would deliver our promissory note to Berthel Planning, the principal amount of which would be equal to Berthel Planning's capital account and which would bear interest at a rate per annum equal to the prime rate in effect on the date of removal, resignation or other incapacity as set forth on such date in the WALL STREET JOURNAL (or if not published on such date, then on the first date immediately preceding such date that it is published), with interest payable annually and unpaid principal payable only from funds that would otherwise have been available for distribution to Berthel Planning.

         If the capital account of Berthel Planning has a negative balance after such allocation, Berthel Planning would be obligated to contribute to our capital in its sole discretion either cash in an amount equal to the negative balance in its capital account or a promissory note in such principal amount maturing five years after the date of such removal, resignation or other incapacity, bearing interest at the rate specified above. If Berthel Planning chose to elect the appraisal alternative, its entire interest in the Trust would be terminated other than the right to receive the promissory note and payments thereunder as provided above.

INDEPENDENT TRUSTEES

         The independent trustees must be individuals who are not "interested persons" of the Trust under the Investment Company Act (generally, persons who are not affiliated with us or with affiliates of the Trust). There must always be at least two independent trustees, but a larger number up to eight may be specified by the independent trustees from time to time. Each independent trustee has an indefinite term. Vacancies in the authorized number of independent trustees are filled by vote of the remaining board members so long as there is at least one independent trustee; otherwise, Berthel Planning must call a special meeting of shareholders to elect independent trustees. Vacancies must be filled within 90 days. An independent trustee may resign effective on the designation of a successor and may be removed for cause by at least two-thirds of the remaining management board members, or with or without cause by action of a majority in interest of the shareholders.


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DISSOLUTION OF TRUST

         We will dissolve on the earliest to occur of

         - the later of December 31, 2011 or ten years from the end of the offering; however our existence may be extended for up to two one-year periods at the discretion of the independent trustees if they determine that such extensions are in our best interest and in the best interest of the shareholders,

         -        the sale of substantially all of our assets,

         - the removal, dissolution, resignation, insolvency, bankruptcy, death or other legal incapacity or disqualification of any trust advisor,

         - the vote of either all shareholders or Berthel Planning and a majority in interest of the shareholders or

         -        any other event requiring dissolution by law.

After termination, we will wind up our affairs within three years of the date of dissolution, unless: (ii) the remaining trust advisors and a majority in interest of the shareholders (calculated without regard to shares held by Berthel Planning or their affiliates) elect to continue our operations or (ii) if there is no remaining trust advisor, a majority in interest of the shareholders elects to continue our operations. Berthel Planning (or in the absence thereof, a liquidating trustee chosen by the shareholders) will liquidate our assets if our operations are not continued.

MANAGEMENT SHARE

         The beneficial interests and management rights of Berthel Planning in its capacity as trust advisor are called the management share. The management share does not include the shares owned by Berthel Planning. The management share has no voting rights. It has only the rights given to the trust advisor under the Declaration of Trust.

TRANSFERABILITY OF INTEREST OF TRUST ADVISOR IN MANAGEMENT SHARE

         Berthel Planning may not resign except for cause. Cause does not include the fact or determination that continued service would be unprofitable to Berthel Planning. Berthel Planning may not transfer its interest in the Trust except to pledge it as security for a loan to Berthel Planning if the pledge does not reduce cash flow distributable to other shareholders and to waive compensation and fees payable to it under the Declaration of Trust.

TRUST ADVISOR'S CAPITAL ACCOUNT

         Berthel Planning must restore any deficit in its capital account upon or prior to the first distribution in liquidation of the Trust. Berthel Planning may, however, offset this obligation by waiving all or a portion of its rights to a distribution of any fees or other compensation due it under the Declaration of Trust or the management agreement.


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                                   TAX MATTERS

A.   BRIEF SUMMARY OF MATERIAL TAX CONSEQUENCES OF INVESTMENT

     The following is a brief summary of some of the major tax consequences discussed in more detail in this section of this prospectus. You should not rely solely on this brief summary of the tax consequences of an investment in our shares but should review the entire section entitled "Tax Consequences" and consult with your own counsel before making an investment decision.

     1. We have not requested a ruling from the Internal Revenue Service (the "IRS") on whether we will be classified as a partnership for tax purposes. We are relying upon the opinion of our counsel, Bradley & Riley P C, 2007 First Avenue, S.E., Cedar Rapids, Iowa, that we will be treated as a partnership for tax purposes. If the IRS determines we are not a partnership for tax purposes, you would experience a substantial reduction in yield.

     2. If the IRS determines that we are a "publicly traded partnership", we will be treated like a corporation for tax purposes with the result that the yield to you on your investment will be substantially reduced. Based on representations by Berthel Planning and an applicable IRS Regulation, our counsel has rendered an opinion that it is more likely than not that we will not be treated as a publicly traded partnership.

     3. Based on the current published Regulations and Rulings by the IRS, it is the opinion of our counsel that an investment by you in the Trust will not be considered a passive activity.

     4. Investment in the Trust by employee benefit plans, including individual retirement accounts or other tax-exempt entities, may result in additional reporting requirements and may result in the tax exempt entity paying tax on the income earned from its investment in our shares.

B.   TAX CONSEQUENCES

     The following is a summary of the material federal income tax consequences for persons considering an investment in our shares. This summary is based upon the Internal Revenue Code, rules and regulations promulgated thereunder and existing interpretations thereof, which regulations and interpretations are subject to change at any time. The following summary discusses the material aspects of the federal income tax consequences that could affect an investment in our shares. We cannot provide any assurance that any deductions or other federal income tax advantages described herein or that a prospective investor in the Trust may consider available will, in fact, be allowed by the IRS.

     The tax opinion rendered by our counsel is based on the facts described in this prospectus, on the facts we have represented to our counsel, and the facts determined by our counsel as of the date of the opinion. Any alteration of the facts may adversely affect the opinion rendered. Further, the opinion is based upon existing law and applicable current and proposed Treasury Regulations, current published administrative positions of the IRS contained in Revenue Rulings and Revenue Procedures, and judicial decisions, all of which are subject to change, either prospectively or retroactively. Subject to the foregoing and to certain conditions set forth herein, our counsel is rendering its opinion that a substantial majority of the material tax benefits contemplated by the investments in our shares, in the aggregate more likely than not will be realized.

     1.   PARTNERSHIP TAX STATUS.

     Your ability to realize tax benefits from investing in our shares depends upon our classification as a partnership for federal income tax purposes, rather than as an association taxable as a corporation.


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

     We are relying upon the opinion of our counsel as to its partnership tax status. Unlike a tax ruling, an opinion of counsel represents only such counsel's best legal judgment, and has no binding effect or official status of any kind, and no assurance can be given that the conclusions reached in the opinion would be sustained by a court if contested.

     The Internal Revenue Service has issued regulations that allow an entity to elect to be taxed as a corporation or as a partnership for tax purposes. Under Regulation Section 301.7701-4(b), arrangements that are known as trusts, but which are created simply as a device to carry on a profit- making business are not taxed as trusts, but rather as a business entity. Under Regulation Section 301.7701-2(c), a business entity with two or more members that is not classified as a corporation under Regulation Section 301.7701-2(b) (for example, an entity organized as a corporation under Federal or State statutes or a publicly traded partnership under Section 7704 of the Code) will be classified as a partnership. Regulation Section 301.7701-3 provides that an entity can file an election to select a classification different from the default classification. If the entity has two or more members and it is not classified as a corporation under Regulation Section 301.7701-2(b), its default classification is a partnership. Therefore, the effect of the regulation is that such an entity should, for tax purposes, be treated as a partnership provided it is not a publicly traded partnership under the Internal Revenue Code.

     It is the opinion of our counsel that, pursuant to existing law and Treasury Regulations (specifically Regulation Sections 301.7701-2 and 301.7701-3) and provided we are organized and operated in accordance with the provisions of our Declaration of Trust, we will be treated as a partnership, as defined in Sections 7701(a)(2) and 761(a) of the Code, for federal income tax purposes and will not be taxable as a corporation.

     If we were classified as an association taxable as a corporation, we would be subject to federal income tax on our taxable income at regular corporate tax rates. Our shareholders would not be entitled to take into account their distributive share of our deductions, if any, and would be subject to tax on their share of our income to the extent distributed either as dividends from current or accumulated earnings and profits or, if in excess of the tax basis of their interests, as capital gain. Our classification as an association taxable as a corporation would result in a substantial reduction in yield and after-tax cash flow, if any, to our shareholders.

     2.   "PUBLICLY TRADED" PARTNERSHIPS.

     We will be classified as a partnership for federal income tax purposes. However, two sections of the Code could affect how we are taxed. Section 7704 of the Code contains provisions that will, if applicable to us, cause us to be classified as a "publicly traded" partnership and therefore to be taxed as a corporation. Section 469(k) of the Code provides that net income from a publicly traded partnership will not be considered passive income that can offset passive losses from other activities, but instead is treated like portfolio income that cannot be used to offset losses from passive activities. Regulation Section. 1.469.2T(c)(3). Each investor who holds an interest in a publicly traded partnership must treat any loss from the partnership separately from any income or loss from other publicly traded partnerships. Suspended losses from a publicly traded partnership may be offset only against future income of that publicly traded partnership unless and until there has been a complete disposition of that publicly traded partnership.

     Section 7704(b) and Section 469(k) of the Code define the term "publicly traded partnership" to mean any partnership if 1) interests in such partnership are traded on an established securities market, or 2) interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Absent actual listing of interests on an exchange or on an established secondary market, the substantial equivalent of a secondary market will be deemed to exist if, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established


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

securities market. Interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof if (i) the interests are regularly quoted by any person, such as a broker or dealer, making a market in the interests; (ii) any person regularly makes available to the public bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others; (iii) the holder of an interest in a partnership has a readily available, regular and ongoing opportunity to sell or exchange such interest through a public means of obtaining or providing information of offers to buy, sell or exchange interests; or (iv) prospective buyers and sellers otherwise have the opportunity to buy, sell or exchange interests in a time frame and with the regularity and continuity that is comparable to that described in (i), (ii), or (iii).

     Regulation Section 1.7704-1(d) provides that interests in a partnership will not be treated as traded on an established securities market or on a secondary market unless the partnership participates in the establishment of the market or the inclusion of its interests thereon or the partnership recognizes any transfers by redeeming any transfer made on the market or by admitting the transferee as a partner or recognizing any rights of the transferee including the right to receive partnership distributions.

     Regulation Section 1.7704-1(e), (f), and (g) also list certain types of limited transfers that will be disregarded in determining whether a partnership is publicly traded. In addition to providing for these exempt transfers, the Regulations state that partnership interests will not be deemed "readily tradable on a secondary market" (or the substantial equivalent thereof) if either of the two safe harbors provided for in the Regulations is satisfied. One of these is the "two percent safe harbor." Regulation Section 1.7704-1(j)(l). It provides that a secondary market or its equivalent will not exist if the sum of the percentage interests in partnership capital or profits transferred (including purchases by the limited partnership of its own interests) during the partnership's taxable year does not exceed 2.0% of the total interests in partnership capital or profits. Exempt transfers do not count towards the 2.0% ceiling.

     Exempt transfers are 1) transfers as defined in Regulation Section 1.7704-1(e); 2) transfers pursuant to redemptions and repurchase agreements meeting certain requirements as specified in Regulation Section 1.7704-1(f); and
3) transfers pursuant to the qualified matching service under Regulation Section 1.7704-1(g).

     Transfers using a qualified matching service will not be exempt if the sum of the percentage interests in the partnership capital or profits transferred during the taxable year of the partnership exceeds 10% of the total interests in the partnership. The Regulations contain certain other conditions to prevent a qualified matching service from operating on a secondary market or the substantial equivalent thereof. We intend that should any trading of our shares occur through a qualified matching service we will monitor the trading to attempt to comply with the qualified matching service provision, and further, we will apply limitations on the percentage of the shares that can be validly traded under a qualified matching service under the Regulations.

     Berthel Planning has represented to our counsel that (i) we will not list our shares for trading or otherwise encourage or condone the establishment of a market for our shares, (ii) Berthel Planning does not expect our shares to be readily tradeable on a secondary market, based upon its experience with other limited partnerships and another trust, and (iii) Berthel Planning will not consent to the assignment, redemption or other disposition of our shares if, in the opinion of our counsel, the sum of the percentage interests in our capital or profits assigned, redeemed or otherwise disposed of during any of our taxable years after such assignment, redemption or other disposition exceeds 2.0% of the total interest in our capital or profits, excluding exempt transfers. Based upon these representations, it is the opinion of our counsel that we will not be treated as "publicly traded partnership."

     While Berthel Planning will use its best efforts to limit the type and number of transfers of our shares to those that will allow us to remain within the 2.0% safe harbor, Berthel Planning cannot


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

guarantee that we will satisfy this safe harbor during each of our taxable years. It is conceivable that transfers of our shares could occur that would cause us to fall outside the safe harbor. No assurances can be offered that if the amount and type of trading in our shares were to fall outside the safe harbor, the IRS would not maintain that we should be treated as a publicly traded partnership.

     Section 7704(c) of the Code provides that an entity that would otherwise be treated as a publicly traded partnership under Section 7704(a) of the Code will not be treated as a publicly traded partnership if more than 90% of the entity's gross income consists of qualifying income. Qualifying income is defined under
Section 7704(d) of the Code as including interest, dividends, gains from the sale or disposition of a capital asset (or property described in Section 1231(b) of the Code) held for the production of income described in subparagraphs of Paragraph 1 of Section 7704(d) of the Code. However, Section 7704(c)(3) of the Code provides that the exception for a publicly traded entity having more than 90% of its gross income as qualifying income does not apply to any partnership that would be a "regulated investment company" described in Section 851(a) of the Code if such partnership were a domestic corporation.

     Section 851(a) of the Code defines a "regulated investment company" as a domestic corporation that is registered under the Investment Company Act of 1940, as amended, as a management company or unit investment trust or has in effect an election under the Act to be treated as a business development company. Because the Trust will register with the SEC under the Investment Company Act of 1940, as amended, to be treated as a business development company, the exception for having over 90% of its gross income as qualifying income is not applicable.

     Based upon the undertaking of Berthel Planning to prohibit any transfer of our shares that would cause us to fall outside the 2.0% safe harbor provided in the Regulations, our counsel is of the opinion that we will not be a "publicly traded partnership" within the meaning of Section 7704 of the Code, and, consequently, Section 7704 of the Code will not alter our treatment as a partnership, rather than as an association taxable as a corporation, for federal income tax purposes.

     3. GENERAL PRINCIPLES OF TRUST TAXATION. As set forth in "Partnership Tax Status", above, under the federal tax law a business trust is not treated as a taxable entity but rather is treated like a partnership for tax purposes and is required to file a partnership information tax return each year (Form 1065). As a shareholder, you will report on your personal income tax return your distributive share (as determined under the Declaration of Trust) of all items of our income, including gain, loss, deduction, credit and tax preferences, whether or not cash is distributed to you. The amount of any loss currently deductible by you will be limited to your adjusted basis for your shares and the "at risk" rules. You may be subject to tax if we have income or gain even though we do not make a cash distribution.

     As a general rule, your adjusted tax basis for your shares will be your capital contribution increased by your share of our income and gain and reduced by your share of our distributions, expenses, losses and non-deductible expenditures. You would also be entitled to increase basis by qualifying nonrecourse liabilities. However, we do not anticipate we will incur qualifying nonrecourse liabilities, and thus you should assume your basis in your shares will not be increased by any of our liabilities. Other liabilities (recourse) we incur will not increase your basis in your shares unless you are personally liable for the repayment of the liability.

     Distributions of cash to you will constitute a return of capital (and not taxable income) to you to the extent of your adjusted tax basis in the shares. A return of capital will reduce your adjusted tax basis for your shares. If your adjusted tax basis for shares should be reduced to zero, your share of any cash distributions for any year will be taxable to you as though it were a gain on the sale or exchange of property.


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

     Non-liquidating distributions of property other than cash to you will reduce your basis in your shares by an amount equal to our basis in such property, provided, however, that the adjusted basis cannot be reduced below zero. Your tax basis in property distributed will be equal to the reduction in your basis in your shares. A reduction in your share of indebtedness will be credited as a distribution of cash.

     Subject to you satisfying the "at-risk" rules, you will be able to deduct your share of our expenses and losses only to the extent of your adjusted tax basis in your shares. Any loss unavailable to you as a current deduction because of insufficient tax basis in your shares is allowed as a deduction at the end of the first succeeding taxable year that your tax basis exceeds zero. SEE "At-Risk Rules" under "Tax Consequences" and "Characterization of the Trust's Activities as Passive Activities or Arising from Portfolio Investments" under "Tax Consequences." Further deductions that we incur and pass through to you are subject to rules limiting the deduction of such as miscellaneous itemized deductions. SEE "Investment Expenses" under "Tax Consequences."

     4. DISTRIBUTION OF STOCK AND STOCK RIGHTS. We expect to receive distributions in the form of stock dividends or distributions that may be either common or preferred stock or other types of equities. To the extent that these distributions are made with respect to common stock we hold and are pro rata by the distributing corporation to all of its shareholders, including us, the receipt of such stock by us should be nontaxable under Section 305 of the Code. However, Section 305 of the Code provides very complex rules that provide that to the extent the distributions are non-pro rata or we have the right to elect to receive stock or other property from the corporation, the value of the distribution will be treated as ordinary income and not as a nontaxable distribution of stock. Further, Section 305 of the Code provides that the receipt of preferred stock by some common shareholders and the receipt of common stock by other common stockholders or the distribution of preferred stock that is made to take account of a stock dividend or a stock split on a stock into which the stock is convertible will constitute ordinary income under Section 301 of the Code. In addition, the receipt of convertible preferred stock, unless shown to the satisfaction of the IRS that the distribution does not result in a disproportionate distribution to the shareholders of the corporation, will be treated as ordinary income.

     We anticipate that we will receive distributions in the form of stock or other forms of equity and that in many cases these distributions will be non-pro rata or will not satisfy the requirements of Section 305 of the Code. The effect is that we will report ordinary income to our shareholders and we may not have the cash available to distribute to our shareholders to provide them with cash necessary to pay the taxes on the value of the distributions received by us.

     5. INTEREST INCOME. We will make investments in certain types of instruments that will result in the receipt of interest income. Interest income will represent current ordinary income to our shareholders and is subject to tax at ordinary income tax rates. In some situations we may acquire debt instruments that have original issue discount (OID). OID exists when the debt instrument is issued for a price that is less than its stated redemption price at maturity. The amount of the OID is the difference between the principal amount and the issue price of the instrument. OID must be reported as it accrues over the life of the debt instrument and must be reported as income even though no cash payment is received from the instrument's issuer. The receipt of OID could result in income recognition by you with no cash being available for distribution by us.

     6. AT-RISK RULES. Section 465 of the Code provides that activities engaged in as a trade or business or for the production of income are subject to the risk rules of Section 465 of the Code. Under Section 465(a) of the Code, your deduction for your share of our expenses or losses for a tax year is limited to the amount "at risk" for such year. The term "loss" is defined as the excess of the deductions allowable for the tax year over the income received or accrued by the taxpayer during the tax year from the entity. Except as discussed below, you are considered to be at risk on the sum of (i) amounts of money contributed to us; (ii) the adjusted basis of other property contributed to us, and


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(iii) amounts borrowed by you or us for use in our activities where the you are personally liable for repayment. Borrowings by us, whether recourse or nonrecourse, will not increase your amount of risk. You will be considered to be at risk on funds borrowed only if and to the extent you are personally liable for repayment or the borrowings are fully secured by your personal assets (other than your shares in the trust) and subject to the limitation that the funds are not borrowed from a person with an interest in us or a person related to such a person.

     Your amount at risk will be reduced by losses allowed as deductions and cash distributions made by us and increased by your share of our income. Distributions to you will generally reduce the amount considered at risk. The "at risk" rules provide that the amount of any distribution received by you or any other reduction in your amount at risk, after the amount of risk is reduced to zero, will be treated as ordinary income but only to the extent of losses previously claimed. Thus, if we make a distribution to you that does not exceed your adjusted basis in your shares, but does exceed your amount at risk, you will have ordinary income.

     If in a year you have a loss from your investment in your shares, the effect of Section 465(a) of the Code is to permit deduction of such loss up to the aggregate amount you have at risk on the last day of the taxable year. If the amount at risk exceeds the loss, the amount deemed at risk in subsequent years is reduced under Section 465(b)(5) of the Code by the amount of losses claimed in previous years and increased by additional at risk amounts contributed. If the amount of loss exceeds the at risk amount, the excess loss is held in a suspense account and treated as a deduction in the first succeeding taxable year that you are at risk. The carryover loss is then added to the deductions allowable for such year but is limited at the end of such year by the amount then at risk. Under proposed Regulation Section 1.465-2(b), there is no limitation on the number of years to which such deductions may be carried.

     In addition to the "at risk" rules discussed above, Section 704(d) of the Code provides that your distributive share of loss is allowed as a deduction only to the extent of your adjusted basis at the end of the year in which the loss is incurred. If your distributive share of loss items exceeds your basis, as adjusted for capital contributions, distributions, your share of any income items and changes in your share of liabilities, then only a portion of each loss item is allowed, based upon the portion that each bears to the total of all loss items. Excess losses that are not currently allowed may be carried forward indefinitely until you have sufficient basis to permit the deduction.

     7. CHARACTERIZATION OF THE TRUST'S ACTIVITIES AS PASSIVE ACTIVITIES OR ARISING FROM PORTFOLIO INVESTMENTS. Section 469 of the Code limits the deductibility of losses from "passive activities" that are incurred by individuals, certain estates and trusts, personal service corporations or closely held corporations. There is no limitation on the deductibility of losses from "passive activities" for corporations taxed under Subchapter C that are not personal service or closely held corporations.

     The passive loss rules under Section 469 of the Code generally do not allow individuals to use losses and credits from "passive activities" to offset income from nonpassive activities, including wages, salaries, active business income and portfolio income such as interest, dividends, royalties or gains from disposition of assets producing "portfolio income" or held for investment.

     Passive activities include investments in entities such as business trusts, partnerships and S corporations if the entity is engaged in the active conduct of a trade or business and the investor does not materially participate in the operation or activities of the entity. The general rule is that passive losses or credits may only offset income from other passive activities unless the investor disposes of his or her entire investment in the activity at which time the investor may deduct any suspended passive activity losses against nonpassive income.

     The issue with regard to whether our activities are passive activities is whether our investment activities constitute a trade or business. If our activities do not constitute a "trade or business" as defined under the Regulations under Section 469 of the Code, our activities will not be considered "passive activities." Rather, our activities will be considered as producing portfolio income and any deductions or losses attributable to such activities will be considered nonpassive activity losses.

     Regulation Section 1.469-2T(c)(3)(i) provides that, other than income derived in the ordinary course of a trade or business, interest, royalties, dividends on C corporation stock, income from regulated investments and income produced from the disposition of the type of property described above constitutes portfolio income. Although we will qualify as a small business development company, we will not elect to be taxed as a regulated investment company. Thus, the issue is whether we will be considered engaged in a trade or business under Section 469 of the Code in determining whether our activities constitute passive activities.

     Based on the provisions of Section 469 of the Code and the Regulations thereunder and the fact that we intend to hold our investments on a long-term basis rather than engage in short-swing profit taking, we intend to take the position on our tax returns that we are not engaged in a trade or business. Further, it will be our position that any management services rendered to portfolio companies will be undertaken merely to enhance the investment return from the investment in the portfolio company rather than to engage in the providing of management and other services as an income generating activity. Thus, we intend to take the position that we are not engaged in the active conduct of a trade or business, that the income generated from the activities will be considered portfolio income, and that our losses will not constitute passive activity losses. The result will be that our interest, dividend income or net capital gains will constitute portfolio income that cannot be offset by losses from passive activities. Further, any of our deductions will be characterized as investment expense and as such will be treated as miscellaneous itemized deductions on your tax return. Miscellaneous itemized deductions may be deducted only to the extent that the deductions exceed 2% of your adjusted gross income. Further, any capital losses will be subject to the limitation on capital losses provided under the Code.

     The issue of whether we are or are not engaged in a trade or business is based on facts and circumstances existing at that time. While we intend to characterize our activities as nonpassive in nature, the Internal Revenue Service may recharacterize such activities as a trade or business with the result that your investment could be considered a passive activity. If the Service were to recharacterize our activities as passive in nature (i.e., we are considered to be engaged in a trade or business), you will be subject to the passive activity rules set forth above, and until you dispose of your entire investment, you can only claim any losses incurred in the passive activity as a deduction only to the extent you have income from other passive activities.

     8. ALLOCATIONS. Section 704 of the Code provides that a partner's distributive share of the income, gain, expense, loss, deduction or credit of a partnership is determined in accordance with the partnership agreement, unless the allocation set forth therein is without "substantial economic effect." An allocation will have substantial economic effect only if it may actually affect the dollar amount of the partners' shares of the total partnership revenue or costs independently of tax consequences. Allocations which do not affect the amounts to be distributed from a partnership generally do not have substantial economic effect. It is necessary that the allocations be reflected in the partners' capital accounts and that such capital accounts be the basis upon which distributions are made upon liquidation. The Regulation establishes relevant factors that will be considered in making a determination as to whether an allocation will be recognized for federal income tax purposes.

     Under Section 704 of the Code, a partner's distributive share of income, gain, expense, loss, deduction or credit is determined in accordance with the provisions of the partnership agreement unless the allocation set forth therein is without "substantial economic effect." Under Regulations issued by the IRS, an allocation will have substantial economic effect only if it may actually affect the dollar amount of the partner's share of the total partnership revenue or costs independently of tax consequences. Allocations that do not affect the amounts to be distributed from a partnership generally do not have substantial economic effect. The Regulations issued set forth relevant factors that will be considered in determining whether an allocation will be recognized for federal tax purposes.

     These factors include, among others, 1) the presence of a business purpose for the allocation, 2) whether related items of income, gain, expense, loss, deduction or credit from the same source are subject to the same allocation, 3) whether the allocation was made without recognition of normal business factors,
4) whether it was made only after the amount of the specially allocated item could reasonably be estimated, 5) the duration of the allocation and 6) the overall tax consequences of the allocation. These factors and possibly others may be relevant in determining whether an allocation has substantial economic effect.

     The Regulations relating to special allocations of partnership costs and revenues under Section 704(b) of the Code provide that partnership allocations have economic effect (and thus would be valid under the Code provided such effect is substantial) only if they are consistent with the underlying economic arrangements of the partners. Under Regulation Section 1.704-1(b), an allocation of income, gain, expense, loss, deduction or credit (or item thereof) to a partner is considered to have economic effect if, throughout the full term of the partnership, the agreement between the parties provides:

     (1) For the determination and maintenance of the partners' capital accounts in accordance with the Regulations;

     (2) Upon liquidation of the partnership (or any partner's interest in the partnership), for liquidating distributions in all cases to be made in accordance with the positive capital account balances of the partners, as determined after taking into account all capital account adjustments for the partnership taxable year during which such liquidation occurs (other than those made pursuant to this requirement and requirement (3) below), by the end of such taxable year (or, if later, within 90 days after the date of such liquidation); and

     (3)  For a "qualified income offset" provision as defined in Regulation
          Section 1.704-1(b)(2)(ii)(d) and a "minimum gain chargeback" provision as defined in Regulation Section 1.704-2(f).

     No allocation to a partner will be given effect, however, that would cause or increase a negative capital account balance for such partner in excess of that partner's share of the partnership's minimum gain. In general, a partnership has minimum gain to the extent that nonrecourse liabilities encumbering partnership properly exceed the adjusted tax basis of such property.

     Under the Declaration of Trust, a capital account is to be maintained for each shareholder to which will be charged each item of income, gain, expense, loss, deduction and credit in accordance with the rules set forth in the Regulations. Upon dissolution of the trust, after satisfying all our liabilities, each shareholder will receive a distribution in accordance with the shareholder's positive capital account balance. In addition, the Declaration of Trust contains a "qualified income offset" provision as defined in Regulation
Section 1.704-1(b)(2)(ii)(d) and a "minimum gain chargeback" provision as defined in Regulation Section 1.704-2(f).

     Regulation Section 1.704-1(b)(2)(iii)(a) presently provides that the economic effect of an allocation is not substantial if, at the time the allocation becomes part of the partnership agreement, 1) the after-tax economic consequences of at least one partner may, in present value terms, be enhanced compared to such consequences if the allocation were not contained in the partnership agreement, and 2) there is a strong likelihood that the after-tax economic consequences of no partner will, in present value terms, be substantially diminished compared to such consequences if the allocation were not contained in the partnership agreement. In determining the after-tax economic


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benefit or detriment to a partner, tax consequences that result from the interaction of the allocation with such partner's tax attributes that are unrelated to the partnership will be taken into account.

     Based on the fact that (i) the Declaration of Trust provides that the shareholders' capital accounts shall be maintained in accordance with the Regulations under Section 704 of the Code, (ii) on liquidation of the Trust or a shareholder's interest in the Trust distributions in all cases are to be made in accordance with the positive capital account balance of the shareholder and
(iii) qualified income offset and "minimum gain chargeback" provisions are included in our Declaration of Trust, it is our tax counsel's opinion that the allocations set forth in the Declaration of Trust will more likely than not have the requisite substantial economic effect.

     If the allocations are not recognized, Section 704(b) of the Code requires that each shareholder's distributive share be determined in accordance with the shareholder's interest in the Trust, as determined from all the facts and circumstances.

     Section 706 of the Code and the Regulations thereunder provide generally that a partner may be allocated items of partnership income and deductions only for that portion of the partnership's taxable year that the partner is a partner. Accordingly, we shall allocate such items only to those shareholders who are already admitted to the Trust at the time such expenses were incurred.

     9. DEDUCTION OF MANAGEMENT AND OTHER FEES TO BERTHEL PLANNING. The Trust will pay fees to Berthel Planning for management, administrative and organizational services performed for us. Some of these fees and costs will be payable out of the proceeds of the offering and may be substantial in amount. The IRS may challenge some or all of the deductions for fees payable to Berthel Planning or related parties or any other party based upon (i) the payment being excessive, (ii) a recharacterization of the payment, or (iii) the payment being to a Trustee or trust advisor in its capacity as a shareholder rather than in some other capacity. Because such recharacterization depends on various facts and circumstances that may be viewed subjectively, our counsel can give no assurance that the IRS may not recharacterize certain fees in whole or in part. If the IRS were to recharacterize such fees, it could result in all or a portion of such fees having to be amortized over some longer period or being treated as a non-deductible capital expenditure.

     10. ORGANIZATION, SYNDICATION, AND START-UP COSTS. Legal, accounting and other similar types of expenses have been incurred in the organization of the Trust. The costs that are incident to the creation of the Trust, such as legal and accounting fees for services incident to the organization of the Trust and filing fees, should be subject to classification as organizational expenses. Organization expenses will be capitalized and amortized over a sixty-month period.

     Start-up expenditures include amounts paid or incurred in connection with investigating the creation or acquisition of an actual trade or business or paid or incurred in connection with any activity engaged in for profit and the production of income prior to the start of the actual trade or business. Section 195 of the Code provides that no current deduction is allowed for start-up expenditures. However, Section 195 permits the taxpayer incurring such expenditures to amortize such expenditure over a period of not less than sixty months. A substantial amount of the Trust's expenditures may be characterized as start-up expenditures with the result that we will elect to amortize such expenses over a sixty-month period.

     Syndication expenses are those connected with the issuing and marketing of shares, including fees paid as commissions to brokers selling the shares and legal, accounting and printing costs with respect to the offering, including the preparation of the prospectus. Syndication expenses cannot be deducted, must be capitalized and are not subject to amortization.

     There can be no assurances that the IRS will not contend that some of the costs characterized by us as organizational and start-up will not be deemed to be syndication costs by the IRS, thereby


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rendering such costs nonamortizable. Further, there can be no assurance that certain costs we seek to claim as investment deductions may not be considered start-up costs, or organizational costs that will have to be amortized over sixty months.

     If we were to acquire certain intangible property, including but not limited to, goodwill, covenants not to compete, government licenses and permits, know-how, or contract rights, in connection with the acquisition of a business, the cost associated with such rights must be amortized over a 15 year period. The amortization of these intangible properties is subject to the depreciation recapture rules on our disposition of these rights.

     11. SECTION 754 OF THE CODE. Under Sections 734, 743 and 754 of the Code, a partnership may elect to have the cost basis of its assets adjusted in the case of a sale by a partner of his interest in the partnership, the death of a partner, or the distribution of property to a partner. The affect of such an election is the transferees are treated as if they had acquired an interest in the partnership assets and upon certain distributions to its partner, the partnership is treated as though it has newly acquired an interest in the partnership assets and acquired a new cost basis on the assets. Because of the additional administrative responsibilities caused by allowing an adjustment in basis, we do not intend to file an election under Section 754 of the Code to adjust the basis of the entity's assets in the case of a transfer (including death of any shareholder) of shares, although Berthel Planning reserves the right to do so.

     12. METHOD OF ACCOUNTING AND TAXABLE YEAR. We will utilize the accrual method of accounting, and our taxable year will be the appropriate year as provided in Section 706(b) of the Code. We anticipate that this will be the calendar year. The accrual method of accounting is an acceptable method of accounting under Section 446(c) of the Code. The IRS, however, has the authority under Section 446(b) of the Code to compute a taxpayer's taxable income under such method as the IRS determines that clearly reflects income, including the right to disallow any deduction that results in a material distortion of income. While our counsel is of the opinion that the accrual method of accounting should be recognized, our counsel cannot express an opinion that the IRS may not attempt to reallocate deductions based on a material distortion of income test, which is based on a facts and circumstances approach.

     13. INVESTMENT INTEREST. Section 163(d) of the Code limits the deductibility of interest on funds borrowed to acquire or carry investment assets. Investment interest incurred by a taxpayer is generally deductible only to the extent of "net investment income." Investment interest would constitute interest on debt incurred to acquire an interest in an activity that is not a passive activity and would only be deductible to the extent the shareholder has net investment income. Net investment income is defined as the excess of investment income over investment expenses. Investment income is the sum of gross income from property held for investment but does not include net gain from the disposition of property held for investment unless the individual elects to pay tax on such net capital gain at the shareholder's ordinary income tax rates. Investment expenses are the allowable deductions that are attributable to investment property. See "Investment Expenses" under "Tax Consequences." As a result, interest expense on borrowings to carry an investment by the Trust should constitute investment interest. Investment interest that is not allowed for any year can be carried over and deducted in a subsequent year in which there is investment income. Each shareholder should consult with their own tax advisor as to the impact, if any, to a shareholder because of the limitation under Section 163(d) of the Code.

     Interest, if any, incurred by a shareholder to acquire or carry shares will be treated as investment interest and not as a passive activity expense. If the IRS were to take the position that the investment was a passive activity, any interest would not be investment interest expenses but rather a passive declaration that could only be offset against passive income.


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     14.  INVESTMENT EXPENSES. Under Section 67(a) of the Code, investment expenses incurred by individuals are deductible as itemized deductions only to the extent that such expenses, when combined with certain other miscellaneous expenses deductible under Section 212 of the Code as ordinary and necessary expenses incurred for the production of income, exceed 2% of such individual's adjusted gross income. Section 1.67-2T of Temporary Regulations under Section 67 of the Code provides that the provisions of Section 67 of the Code are applicable to partners as to items of deductions that are defined as miscellaneous itemized deductions. Under this Temporary Regulation, an individual shareholder's allocable share of our expenses will be deductible only to the extent that such expenses, when aggregated with the individual shareholder's other investment expenses, if any, exceed 2% of the shareholder's adjusted gross income.

     Investment expenses may be subject to further reduction as an itemized deduction if an individual's income exceeds certain levels. An individual whose adjusted gross income exceeds a threshold amount is required to reduce the amount of allowable itemized deductions by 3% of the excess over the threshold amount. No reduction is required, however, for medical expenses, investment interest and casualty theft or wagering losses. The threshold amount for 2000 is estimated at $128,950 ($64,475 for married filed separately) and this amount is subject to adjustment each year for a cost of living adjustment. However, the reduction may never be more than 80% of allowable deductions. Our expenses will be considered investment expenses. Depending upon your individual circumstances (if the total of miscellaneous deduction do not exceed 2% of your Adjusted Gross Income), your allocable share of such expenses could be nondeductible. In any case, such expenses would only provide a current tax benefit to you if you itemize deductions.

     15. INTEREST RELATING TO TAX EXEMPT INCOME. Section 265(a)(2) of the Code disallows any deduction for interest on indebtedness of a taxpayer or a related person incurred to purchase or for the purpose of continuing to carry a tax exempt investment. The IRS announced in Rev. Proc. 72-18 that the prescribed purpose will be deemed to exist with respect to indebtedness incurred to finance a "portfolio investment." The revenue procedure also provides that, while a partnership's purpose in incurring indebtedness will be attributed to its general partner, a limited partnership interest will be regarded as a "portfolio investment." Thus, if you own tax exempt obligations, it is possible that the IRS might take the position that your allocable portion of any of our interest expense, or any interest expense incurred by you to purchase or carry shares, should be viewed as incurred to continue carrying tax exempt obligations, and that you should not be allowed to deduct all or a portion of such interest.

     16. TAX PROCEDURES AND PENALTIES. Based on current provisions of the Code, the tax treatment of items of our income and loss will be determined at the Trust level and not at the individual level of each shareholder. Our tax return may be subject to audit, which audit would be conducted at the Trust level. Adjustments resulting from an audit of the Trust may result in an audit of an individual shareholder's personal returns and could result in adjustments not only to the Trust items but also adjustments to non-Trust items. As a shareholder, you would be liable for any interest on tax deficiencies resulting from an adjustment to our tax return. Interest due on tax deficiencies is nondeductible.

     A penalty will be assessed for each month or fraction thereof (up to a maximum of five months) that our partnership return is filed late or incomplete. The monthly penalty is $50 per shareholder in the Trust. Section 6662 of the Code imposes a civil penalty of 20% of any portion of an underpayment of tax that is attributable to 1) negligence or disregard of rules or regulations, 2) a substantial understatement of income tax, 3) a substantial valuation overstatement, 4) a substantial overstatement of pension liabilities, and 5) a substantial estate or gift tax valuation understatement. Interest from the tax return filing date will accrue on this penalty where it is applied. In particular, a substantial understatement of income tax will exist if the amount of the understatement exceeds the greater of 10% of the correct amount of tax or $5,000 ($10,000 in the case of most corporations). The penalty will not apply to a substantial understatement with respect to an item if (i) substantial authority supported the taxpayer's treatment of such item, (ii) the relevant facts concerning the


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treatment of the item were adequately disclosed on the taxpayer's return, or
(iii) the IRS waives the penalty where there was reasonable cause for the understatement and the taxpayer acted in good faith. However, in the case of any item attributable to a "tax shelter," exception (i) above will be available only if, in addition to meeting the requirements of that exception, the taxpayer reasonably believed that his treatment was more likely than not the proper treatment, and exception (ii) is not available at all. The definition of "tax shelter" for this purpose includes a partnership or other entity or any other plan or arrangement if a significant purpose is the avoidance or evasion of federal income tax.

     17. CAPITAL GAINS AND LOSSES. Gains or losses, if any, from the sale of securities we held for investment will be treated as long-term capital gains or losses, if we held such securities for investment for more than one (1) year. Long-term capital gains of individuals are currently taxed at a maximum rate of 20% (a 25% rate will apply to certain depreciation claimed on real property and a 28% rate on collectibles) with corporations currently taxed at the same rates as ordinary income. Generally, individual taxpayers can deduct capital losses against their capital gains without any limitation and can deduct, in any tax year, up to $3,000 of their excess capital losses against their ordinary income. Although excess capital losses of individual taxpayers cannot be carried back to preceding tax years, such excess can be carried forward indefinitely. Corporate taxpayers can deduct their capital losses only against their capital gains; however, their excess capital losses can be carried back three years and carried forward for five years. Capital gains derived by a shareholder will constitute portfolio income which cannot be offset by such shareholder's passive losses, if any. Further, subject to the holding period set forth above, any gain or loss realized on the disposition of an investment in the Trust should be a long-term capital gain or loss.

     18. QUALIFIED SMALL BUSINESS STOCK. Special rules apply to the sale or exchange of equity interests in Portfolio Companies which are Qualified Small Business Stock ("QSBS"). First, non-corporate taxpayers can exclude 50% of the gain on the sale of QSBS if the stock was acquired at original issue and held for at least five years. The remaining 50% of the gain which is not excluded from income is subject to a 20% maximum rate. In order to qualify as QSBS, the gross assets of the corporation must not exceed $50 million when the stock was issued and it must also meet an active trade or business requirement. Non-corporate taxpayers can defer (rollover) gain from the sale or exchange of QSBS which was held by the Trust for more than six months where the proceeds are used for the purchase of other QSBS within 60 days of the sale of the original QSBS. The replacement QSBS must meet the same active trade or business requirement for the six-month period following its purchase. There are per issuer limitations on the amount of eligible gain that can be excluded.

     19. ALTERNATIVE MINIMUM TAX. An individual alternative minimum tax is imposed under the Internal Revenue Code if the alternative minimum tax exceeds the regular individual tax. Taxpayers pay the greater of the alternative minimum tax or the regular income tax. Generally, no tax credits (other than the foreign tax credit) are allowable against the alternative minimum tax. The alternative minimum tax liability of a non-corporate taxpayer is calculated by 1) adding the taxpayer's adjusted gross income and the taxpayer's tax preference items, 2) adding and subtracting certain other specified items, and 3) then subtracting the applicable exemption.

     The impact of the alternative minimum tax must be determined by each individual shareholder based upon our operations and each shareholder's personal tax situation. Accordingly, each individual shareholder should consult his or her own tax advisor to determine the tax consequences of the alternative minimum tax.

     A corporate shareholder's liability for the alternative minimum tax is a complex computation and depends on its overall tax situation. For a corporate shareholder with substantial tax preferences, the alternative minimum tax could materially reduce the after-tax economic benefits of an investment in the Trust. Corporate shareholders considering an investment in the Trust should consult with its tax advisor regarding the impact of an investment in the Trust on its alternative minimum tax situation.


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     20.  TERMINATION OF THE TRUST. The actual or constructive termination of the Trust will have important tax consequences to the shareholders. All shareholders must recognize their distributive shares of Trust income, gain, expense, loss, deduction or credit accrued during the Trust's tax year up until the date of termination whether or not any such items are distributed. Also, shareholders must account for their distributive shares of gains or losses realized from the sale or other disposition of Trust assets in liquidation of the Trust.

     The Code provides that if 50% or more of the capital and profit interests in a partnership are sold or exchanged within a single twelve-month period, the Trust will terminate for tax purposes. If such a termination occurs, the assets of the Trust will be deemed constructively distributed pro rata to the shareholders and then recontributed by them to a new (for tax purposes) Trust.

     Upon the distribution of Trust assets or termination of the Trust, a shareholder must recognize gain to the extent that money distributed to the shareholder plus the pro rata amount, if any, of liabilities discharged exceeds the adjusted basis of the shareholder's shares immediately before the distribution. Assuming that a shareholder's interest in the Trust is a capital asset, such gain will be capital gain unless Section 751 of the Code applies.

     Section 751 of the Code provides generally that a partner's gain on liquidation of a partnership will be treated as ordinary income to the extent that the partner receives or is deemed to receive less than the partner's pro rata share of certain ordinary income assets, including unrealized receivables and potential recapture of depreciation. No loss will be recognized by a shareholder on the distribution to the shareholder of Trust property upon the termination of the Trust unless the only such property distributed is money, unrealized receivables and inventory.

     21. DISTRIBUTION OF MARKETABLE SECURITIES. Sections 731(a) and 731(c) of the Code treat a partnership's distribution of marketable securities to its partners as if it were a cash distribution. The effect of this provision, unless an exception applies, would be that the distribution by the Trust of marketable securities would trigger gain to the shareholder to the extent that the fair market value of the marketable securities and cash exceeds the shareholder's adjusted basis in the shareholder's shares. The fair market value of the marketable securities is determined as of the date of distribution. Marketable securities means financial instruments (stocks, other equity interests, evidences of indebtedness, options, forward or future contracts, national principal contracts, and derivatives) and foreign currencies that are actively traded. Actively traded means the instrument is traded on an established financial market which would include a national securities exchange, and an interdealer quotation system sponsored by a national securities association and other similar trading systems.

     Three major exceptions to treating marketable securities like cash are provided under Section 731(c)(3) of the Code, two of which may have application to the Trust. First, the Code and Regulation Section 1.731-2(d)(1)(iii) provide for an exception for marketable securities that were not marketable securities when obtained by the partnership. This exception could be applicable to the situation where stock is acquired in a private placement and distributed to the partner after the entity has gone public. Another exception is that Section 731 of the Code and Regulation Section 1.731-2(e) do not apply to marketable securities distributed to an eligible partner by an investment partnership which has never engaged in a trade or business. If the partnership owns an interest in another partnership that engages in a trade or business, under certain circumstances, the owner partnership may also be treated as engaging in a trade or business. An eligible partner is a partner whose only contributions to the partnership prior to the distribution consisted of money, stock in a corporation, notes, bonds, debentures, or other evidence of indebtedness and other similar type of investment type assets.

     Regulation Section 1.731-2 has been issued by the IRS to provide guidance in this area. The Regulations provide the following:


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     A.   The amount of the distribution of marketable securities that is treated as a distribution of money is reduced (not below zero) by the excess of the partner's distributive share of the net gain which would be recognized if all the marketable securities held by the partnership were sold for fair market value over the partner's distributive share of the net gain which is attributable to the marketable securities held by the partnership immediately after the transaction.

     B. Section 731 will not apply to the distribution of marketable securities to the extent that 1) the security was acquired by the partnership in a nonrecognition transaction in exchange for any property except money or marketable securities; 2) the value of any marketable securities and money exchanging is less than 20% of the value of all assets exchanged in the nonrecognition transaction; and 3) the security is distributed within five years of either the date on which the security was acquired by the partnership or, if later, the date on which the security became actively traded.

     C. Section 731 will not apply to distributed marketable securities if 1) the security was not actively traded as of the date acquired by the partnership and the entity to which the security relates had no outstanding actively traded securities on that date; 2) the security was held by the partnership for at least six months before the date the security became actively traded; and 3) the security was distributed within five years of the date on which the security was became actively traded.

     D. For purposes of the exception for a distribution by an investment partnership to an eligible partner, a partnership will not be treated as a trade or business by reason of 1) any activity undertaken as an investor, trader, or dealer in certain investment assets, including the receipt of commitment fees, break-up fees, guarantee fees, director's fees or similar fees that are customary in and incidental to any activities of the partnership as an investor, trader or dealer in such assets; 2) reasonable and customary management services provided to an investment partnership in which the partnership holds an interest; or 3) reasonable and customary services provided by the partnership in assisting the formation, capitalization, expansion or offering of interests in a corporation (or other entity) in which the partnership holds or acquires a significant equity interest (including the provision of advice or consulting services, bridge loans, guarantees of obligations or service on a company's board of directors), provided that the anticipated receipt of compensation for the services, if any, does not represent a significant purpose for the partnership's investment in the entity and is incidental to the investment in the entity.

     Our holdings may or may not consist of marketable securities. If our investments in portfolio companies are marketable securities we intend to rely on one of the above exceptions in the event that we do make a distribution of a security to our shareholders. However, the IRS may challenge any exception we with the result that the distribution of the security to shareholders will be treated as a taxable event with the result that shareholders may have a taxable event and not have received cash to pay the resulting tax obligation.

     22. CHARACTER OF GAIN OR LOSS. The sale or disposition of property by other partnerships or similar entities in which we own an interest of property used in that entity's trade or business will create gain or loss equal to the difference between the amount realized on the sale or disposition and the adjusted basis in the property. Gain realized on the sale or disposition of property that is depreciable and was held for more than one year should qualify as gain from the sale of a Section 1231 asset, except to the extent that any such gain is attributable to property subject to recapture. Shareholders are generally entitled to treat their share of Section 1231 gains and losses as long-term capital gains and losses if their Section 1231 gains exceed their
Section 1231 losses for the year. However, net Section 1231 gains will be treated as ordinary income to the extent of the shareholder's unrecaptured net
Section 1231 losses for the five (5) most recent prior years. If shareholders share of Section 1231 losses exceeds their Section 1231 gains for the taxable year, such losses will be treated as ordinary losses.


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     Any gain on the sale or other disposition of equipment by a partnership or other similar entities in which we hold an interest will be taxed as ordinary income under Section 1245 of the Code to the extent of all depreciation deductions previously claimed with respect to such equipment, with any excess being treated as Section 1231 gain. Similarly, gain on the sale of any buildings owned by pass through entities in which we hold an interest will, under Section 1250 of the Code, be treated as ordinary income to the extent of any depreciation taken with respect to such buildings in excess of straight-line depreciation. If buildings have been held for one year or less, all depreciation will be recaptured as ordinary income. In the case of a disposition of property in an installment sale, any ordinary income under these recapture provisions is to be recognized in the year of the disposition.

     Under Section 751 of the Code, recapture rules are applied on a shareholder's disposition of shares. The result of such treatment is the shareholder will be required to treat as ordinary income the portion of any gain realized upon the disposition of the shareholder's shares that is attributable to property subject to depreciation recapture or certain other property which, if sold, would give rise to ordinary income. There are exceptions to the recapture rules for gifts, transfers at death, transfers in certain tax-free reorganizations, like-kind exchanges and involuntary conversions in certain circumstances.

     23.  INVESTMENT BY CERTAIN TYPES OF TAX EXEMPT ENTITIES.

     A. GENERAL. The following entities are generally exempt from federal income taxation:

          (i) trusts forming part of a stock bonus, pension, or profit sharing plan (including a Keogh plan) meeting the requirements of Section 401(a) of the Code;

          (ii) trusts meeting the requirements for an Individual Retirement Account ("IRA") under Section 408(a) of the Code (referred to herein, along with trusts described in (i), as "Qualified Plans"); and

          (iii) organizations described in Section 501(c) and 501(d) of the Code (collectively "Tax Exempt Entities").

     The exemption from income taxes does not apply to taxable income that Qualified Plans and tax exempt entities derive from the conduct of a trade or business that is not substantially related to the exempt function of the entity ("unrelated business taxable income"). If an entity is subject to tax on its "unrelated business taxable income," it may also be subject to the alternative minimum tax on related tax preference items.

     The receipt of any "unrelated business taxable income" during any taxable year by a charitable remainder trust will cause all income of the charitable remainder trust from the Trust for that year to be subject to federal income tax. An investment in the Trust by a charitable remainder trust would not ordinarily be appropriate.

     A tax exempt entity is generally taxable on its unrelated trade or business taxable income only to the extent that it exceeds $1,000 for the year. If "unrelated business taxable income" is less than $1,000 per year the tax exempt entity must still file a federal income tax return to claim the benefit of the $1,000 per year exemption.

     Gains or losses from the sale, exchange or other disposition of property, interest income and royalty income are generally excluded from the computation of "unrelated business taxable income." "Unrelated business taxable income" includes, however, gain or loss from the sale, exchange or other disposition of property held by a dealer and "debt-financed property."


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         To the extent that our income may be considered to be derived from transactions in the ordinary course of business, tax exempt entities should expect that their shares of the Trust's income will constitute "unrelated business taxable income." Many of the potential portfolio companies in which we will consider investment would, if such portfolio companies have income, generate "unrelated business taxable income" for a shareholder that is a tax exempt entity. Thus, it is likely that if we allocate income to the shareholders, a tax exempt entity that has invested in the Trust will have "unrelated business taxable income." Accordingly, an investment in the Trust by a tax exempt entity may not be appropriate. Fiduciaries of tax exempt entities considering investing in the shares should consult their own tax advisors concerning the rules governing "unrelated business taxable income."

     B. DEBT-FINANCED PROPERTY. As set forth above, even though certain types of income, such as interest and royalties, generally may be considered passive and excluded from unrelated business income tax, such income when derived from an investment in property which is "debt-financed" can still result in income subject to taxation under Section 514 of the Code. "Debt-financed property" is defined in Section 514 of the Code as any property which is held to produce income and with respect to which there is "acquisition indebtedness." "Acquisition indebtedness" includes indebtedness incurred by a tax exempt entity to acquire shares and indebtedness incurred by the Trust. Each tax exempt entity should consult with its own counsel regarding whether it may have incurred "acquisition indebtedness" to acquire shares.

     If we invest in and own property on which there is "acquisition indebtedness," a portion of each distributive share of our taxable income (including capital gain) may constitute "unrelated business taxable income." This portion would be determined in accordance with the provisions of Section 514 of the Code. As a general guide, the portion of the distributive portion that would be considered unrelated trade or business income to a tax exempt entity would be approximately equivalent to the ratio of our debt to the basis of our property. A tax exempt entity that purchases shares may be required to report such portion of its pro rata portion of the Trust's taxable income as "unrelated business taxable income." In computing the "unrelated business taxable income" of a tax exempt entity for this purpose, the deduction for depreciation is limited to the amount computed under the straight-line method.

     If we were to incur "acquisition indebtedness" in our operations which is allocable to any tax exempt entity, it would result in "unrelated business taxable income" to such entity.

     C. ERISA CONSIDERATIONS. In considering an investment in shares, a fiduciary of a Qualified Plan should consider (i) whether the investment is in accordance with the documents and instruments governing the Qualified Plan; (ii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of the Employee Retirement Income Security Act of 1974 ("ERISA"), if applicable; (iii) the fact that the investment may result in "unrelated business taxable income" to the Qualified Plan; (iv) whether the investment provides sufficient liquidity; (v) the need to value the assets of the Qualified Plan annually; and (vi) whether the investment is prudent.

     ERISA generally requires that the assets of Qualified Plans be held in trust and that the Trustee, or a duly authorized investment manager (within the meaning of Section 3(38) of ERISA), have exclusive authority and discretion to manage and control the assets of the plan. ERISA also imposes certain duties on persons who are fiduciaries of employee benefit plans subject to ERISA and prohibits certain transactions between an employee benefit plan and the parties in interest with respect to such plan (including fiduciaries). Under the Code, similar prohibitions apply to all Qualified Plans, including IRAs and Keogh plans covering only self-employed individuals which are not subject to ERISA. Under ERISA and the Code, any person who exercises any authority or control respecting the management or disposition of the assets of a Qualified Plan is considered to be a fiduciary of such Qualified Plan.

     Furthermore, ERISA and the Code prohibit "parties in interest" (including fiduciaries) of a Qualified Plan from engaging in various acts of self-dealing such as dealing with the assets of a

Qualified Plan for his or her own account or his or her own interest. To prevent a possible violation of these self-dealing rules, neither Berthel Planning nor its affiliates will purchase shares with assets of any Qualified Plan (including a Keogh plan or IRA), if they (i) have investment discretion with respect to such assets or (ii) regularly give individualized investment advice which serves as the primary basis for the investment decisions with respect to such assets.

     If our assets were deemed to be "plan assets" under ERISA, (i) the prudence standards and other provisions of Title 1 of ERISA applicable to investments by Qualified Plans and their fiduciaries would extend (as to all plan fiduciaries) to investments we make and (ii) certain transactions that we might seek to enter into might constitute "prohibited transactions" under ERISA and the Code.

     The Department of Labor published a final regulation concerning the definition of what constitutes the assets of a Qualified Plan with respect to its investment in another entity (the "ERISA Regulation"). Section 2510.3-101(a)(2) of the ERISA Regulation provides as follows:

     Generally, when a plan invests in another entity, the plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, in the case of a plan's investment in an equity interest of an entity that is neither a publicly-offered security nor a security issued by an investment company registered under the Investment Company Act of 1940 its assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) The entity is an operating company; or (ii) Equity participation in the entity by benefit plan investors is not significant.

     Under Section 2510.3-101(f)(1) of the ERISA Regulation, equity participation in an entity by Qualified Plans is "significant" on any date if, immediately after the most recent acquisition of any equity interest in an entity, 25% or more of the value of any class of equity interests in the entity is held by Qualified Plans.

     Unless another exemption under the ERISA Regulation is available, Berthel Planning will not admit any Qualified Plan as a shareholder or consent to an assignment of shares if such admission or assignment will cause 25% or more of the value of all shares to be held by Qualified Plans. Accordingly, the assets of a Qualified Plan investing in shares should not, solely by reason of such investment, include any of our underlying assets.

     The other exemption under the ERISA Regulation that might become available is the "venture capital operating company" exemption. Under the ERISA Regulation, when a Qualified Plan invests in another entity and such entity is a venture capital operating company, the plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. If at least 50% of the assets of an entity (excluding short-term investments pending long-term commitment) are invested in "venture capital investments," during certain relevant periods, the entity will be considered a "venture capital operating company". For this purpose, a "venture capital investment" is an interest or investment in an operating company as to which the entity has or obtains management rights. Under the ERISA Regulation, an "operating company" is an entity that is primarily engaged, directly or through a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital. In a recent advisory opinion, the Department of Labor has taken the position that an entity may only be a "venture capital operating company" starting on the day it makes its first "venture capital investment." If this position were to be adopted by the courts, we would not qualify as a "venture capital operating company" until 50% of our assets (excluding short-term investments pending long-term commitment) have been used to purchase interests in projects that constitute "venture capital interests." Consequently, our counsel is unable to conclude that the assets of a Qualified Plan will not include the assets of the Trust during any period during which the 50% test is not met.

     Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult his or her tax advisor and counsel regarding the effect of the plan asset rules on an investment in the Trust by a Qualified Plan.

     24. PARTNERSHIP REGISTRATION AS A TAX SHELTER WITH THE INTERNAL REVENUE SERVICE. The Internal Revenue Service requires the person principally responsible for organizing certain defined investments (Berthel Planning) to register such an investment with the Service if, as of the close of any of the first five taxable years of the investment, such investment (i) satisfies a certain computed ratio of aggregate deductions and credits to cash invested for any Investment and (ii) is expected to reduce the then cumulative tax liability of any investor. Based on the forecasted financial statement projections, the deductions available from the Trust that will be available to offset Trust income are not expected to exceed the ratio established for registration as a tax shelter. Accordingly, Berthel Planning has not applied for a tax shelter registration number. Should it be subsequently determined based on revised projections that the ratio of aggregate deductions to a shareholder's investment exceeds the Internal Revenue Service's established level (2 to 1), application for a tax shelter registration number will have to be made and will be provided to shareholders.

     We will also retain a list of all of our shareholders pursuant to Internal Revenue Service Regulation.

     25. STATE INCOME TAX CONSEQUENCES. In addition to the federal income tax consequences described above, prospective shareholders should consider potential state and local tax consequences of an investment in the Trust. The Trust itself may be subject to state income taxes in states in which the Trust owns assets or is engaged in business. Moreover, a shareholder's share of net income or net loss attributable to the shareholder's investment in the Trust generally will be required to be included in determining his reportable income for state or local tax purposes in the jurisdiction in which the shareholder is a resident. In addition, certain other states in which the Trust owns assets or makes investments may impose a tax on non-resident shareholders determined with reference to their pro rata shares of income derived from such state. To the extent that a nonresident shareholder pays tax to a state by virtue of assets or business interests owned within that state, the shareholder may be entitled to a deduction or credit against tax owed to his state of residence with respect to the same income. In sum, a shareholder may be subject to income, estate or inheritance tax, or both, and may be required to file tax returns in states and localities where the Trust's assets are held, as well as in the state or locality of his residence. It is possible that some states or localities where the assets or business interests will be located will require that the Trust withhold state or local taxes on the income allocated (or distributions made) to Trust. We are authorized to withhold from amounts otherwise distributed to shareholders such amounts as the Trustees determine is necessary or appropriate to satisfy the Trust's state or local tax obligations.

     Shareholders should consult their own tax advisors as to the state and local tax consequences of an investment in our shares. No opinion has been or will be rendered by our counsel on matters of state or local tax law.

     26. TAX CONSIDERATIONS FOR NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The federal income taxation of nonresident alien individuals and foreign corporations is a highly complex matter which may be affected by applicable tax treaties and other considerations. Therefore, nonresident alien individuals or foreign corporations should consult their tax advisor as to the advisability of investing in our shares and with respect to the following tax information.

                                   REGULATION

         We have elected to be treated as a business development company under the Investment Company Act. As a business development company, we will be subject to certain provisions of the Investment Company Act, and certain of our proposed operations will be subject to review by the Commission. We may not withdraw our election without first obtaining the approval of a majority of our shareholders. Generally, to be eligible to elect business development company status, we must engage in the business of furnishing capital and offering significant managerial assistance to companies that meet the requirements of the Investment Company Act.

         A business development company is a closed-end company that must (i) be a domestic company; (ii) have registered a class of its securities or have filed a registration statement with the Commission pursuant to Section 12 of the Exchange Act, as amended; (iii) operate for the purpose of investing in the securities of companies that meet the requirements of the Investment Company Act; (iv) offer to extend or make available significant managerial assistance to these companies; (v) have a majority of directors who are not "interested persons" (as defined in the Investment Company Act); and (vi) file (or, under certain circumstances, intend to file) a proper notice of election with the Commission.

         The Small Business Investment Incentive Act of 1980 also added provisions to the Investment Company Act that apply to business development companies. The following is a brief description of the business development company provisions of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

         Generally, to qualify for our portfolio, a company

         - must be organized under the laws of, and have its principal place of business in, any state or states,

         - may not be an investment company (except for wholly owned small business investment corporations) and

                           (a) may not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list,

                           (b) must be "actively controlled" by the business development company acting either alone or as part of a group acting together with an affiliate of the business development company serving as a member of the company's board of directors, or

                           (c) meet such other criteria as may be established by the SEC.

"Control" is presumed to exist where the business development company owns more than 25% of the outstanding voting securities of a company.

         The Investment Company Act prohibits or restricts us from investing in certain types of companies. Moreover, the Investment Company Act requires us to acquire only "qualifying assets" and certain assets necessary for our operations (such as office furniture, equipment and facilities) if, at the time of the acquisition of such qualifying assets, less than 70% of the value of our total assets consists of qualifying assets. Qualifying assets include: (i) privately acquired securities of companies that meet the requirements of the Investment Company Act at the time the business development company acquires their securities; (ii) securities of bankrupt or insolvent companies; (iii) securities of companies controlled by a business development company; (iv) securities received in exchange for or distributed in or with respect to any of the foregoing; and (v) cash items, government securities and high-quality short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. Such restrictions include limiting purchases to transactions not involving a public offering and the requirement that securities be acquired directly from either the company or its officers, directors or affiliates. We expect that our investments in companies will be "qualifying assets" under the Investment

Company Act. We may not purchase any security on margin, except such short-term credits as are necessary for the clearance of portfolio transactions, or engage in short sales of securities.

         We will be required to "make available significant managerial assistance" to our portfolio companies. "Making available significant managerial assistance" is defined under the Investment Company Act to mean (1) any arrangement whereby a business development company, through its directors, officers, employees or general partners, offers to provide and, if accepted, does provide significant guidance and counsel concerning the management, operations or business objectives or policies of a company, (2) the exercise of a controlling influence over the management or policies of a company by the business development company acting individually or as part of a group of which the business development company is a member acting together which controls such company, or (3) with respect to SBICs, the making of loans to a company. A business development company may satisfy the requirements of clause (1) with respect to any particular company by purchasing securities of such company in conjunction with one or more other persons acting together, if at least one of the persons in the group makes available significant managerial assistance to such company, except that such requirement will not be deemed to be satisfied if the business development company, in all cases, makes available significant managerial assistance solely in the manner described in this sentence. A business development company need only extend significant managerial assistance with respect to companies that are treated as qualifying assets (as defined below) for the purpose of satisfying the 70% test discussed above.

         The Investment Company Act permits us to invest up to 30% of our assets in securities that generally are not qualifying assets. Because this is a provision of the Investment Company Act rather than a policy we have adopted, this limitation may be changed without shareholder approval.

         The provisions of the Investment Company Act set forth above may prevent us from purchasing investments that are otherwise suitable for investment but which are not "qualifying assets." We may, together with an investor group, from time to time choose to seek control of a company to make the securities of that company qualify for our portfolio. However, we may not be able to obtain control of certain prospective companies. Our inability to obtain control reduces the number of potential issuers in which we will be able to invest and may make it more difficult to find suitable investments. This may cause us to maintain more assets in cash and cash equivalent investments for a longer period of time.

         Generally, the Investment Company Act of 1940 prohibits any transaction which will cause us to be a participant in any written or oral plan, contract authorization or arrangement or any practice or understanding concerning an enterprise or undertaking whereby we or a company we control and any of our affiliated persons or Berthel Financial Services or any affiliated person of any of our affiliates or any affiliated person of Berthel Financial Services have a joint or a joint and several participation or share in the profits of such enterprise or undertaking. Even if we were to get an exemptive order from this prohibition, we are further prohibited from purchasing or retaining the securities of any company if the trustees or Berthel Planning, or the officers and directors of any trustee or Berthel Planning, own beneficially more than one half of one per cent of the securities of that company or together own beneficially more than five per cent of the securities of the portfolio company. We will not invest in the securities of investment companies. There are additional Investment Company Act of 1940 restrictions.

         We are permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of shareholders' interests senior to the shares if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or the senior shareholders' interests. In addition, provision must be made to prohibit any distribution to shareholders or the repurchase of any shares unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

         The Investment Company Act limits our ability to sell shares at a price less than the then net asset value per share. Our shares will be sold to the public at a price of $10, less any applicable discount in selling commissions (such as volume discounts). The price to the public will be adjusted if at any Closing during the Offering the value of a share, based upon the our net asset value plus applicable selling commissions, does not closely approximate $10 per share due to a change in the value of our investments. This prospectus will be supplemented to reflect any such change in the price to the public. Any sale of a share at a price that represents proceeds to us other than an amount equal to or greater than the net asset value of a share may be made only if (i) the management board (including a majority of the independent trustees) have determined that such sale would be in our best interests and our shareholders' best interests and (ii) the management board (including the independent trustees), in consultation with Berthel Financial Services, have determined in good faith that the sales price closely approximates the market value of such shares, less any selling commission or discount. We do not intend to adjust the purchase price of shares if the net asset value drops below $10 per share.

         After the Offering, we may sell our securities at a price that is below the prevailing net asset value per share only upon the approval of the policy by shareholders holding a majority of the outstanding shares, including a majority of shares held by nonaffiliated shareholders.

         Certain transactions involving persons closely affiliated with us, including Berthel Planning, require the prior approval of the SEC. In general
(a) any person who owns, controls or holds with power to vote more than 5% of the outstanding shares, (b) any director, executive officer or general partner of such person and (c) any person who directly or indirectly controls, is controlled by or is under common control with such person, must obtain the prior approval of a majority of the independent trustees and, in some situations, the prior approval of the SEC, before engaging in certain transactions involving us or any company controlled by us. In accordance with the Investment Company Act, a majority of the trustees must be persons who are not "interested persons" as defined in such act. See "Independent Trustees" under "Management Arrangements." Except for certain transactions that must be approved by the independent trustees, the Investment Company Act generally does not restrict transactions between us and the portfolio companies.

         As a business development company, we will also be subject to the provisions of the Investment Advisers Act. The Investment Advisors Act generally prohibits investment advisers from entering into investment advisory contracts with investment companies that provide for compensation to the investment advisers on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the investment companies. In 1980, Congress enacted the Small Business Investment Incentive Act of 1980 which added provisions to the Investment Advisers Act permitting the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a business development company. Our management agreement with Berthel Planning provides for incentive compensation based on the capital appreciation of the our investments.

         The Exchange Act and the Investment Company Act impose certain reporting and other obligations and restrictions on any entity which directly or indirectly acquires, owns, controls or holds with power to vote certain specified percentages (generally 5% or more) of the equity or voting securities of another entity. For purposes of determining whether we indirectly own, control or hold with power to vote any specified percentage or amount of the outstanding voting securities of one of the portfolio companies, the amount of such voting securities we own will, to the extent required by such acts and the rules and regulations thereunder, be aggregated with the amount of such voting securities, if any, owned by Berthel Planning and its affiliates.

                                  LEGAL MATTERS

         The validity of the shares offered hereby will be passed on for us by Bradley & Riley PC, Cedar Rapids, Iowa. Bradley & Riley PC also serves as counsel to Berthel Planning and Berthel Financial Services.


                                     EXPERTS

         The statement of assets and liabilities of Berthel Fisher & Company Planning, Inc. as of December 31, 1999 and the statement of assets and liabilities of the Trust as of June 22, 2000 appearing in the prospectus and Registration Statement have been audited by Deloitte & Touche LLP, 222 Third Avenue, S.E., Cedar Rapids, Iowa, 52401, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                             ADDITIONAL INFORMATION

         We have filed with the Securities and Exchange Commission a registration statement on Form N-2 with respect to the shares of beneficial interest in the Trust offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules which are a part of the registration statement. Additional information concerning us and our shares is included in the Registration Statement and its exhibits and schedules. You may read and copy any document we file at the SEC's public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.

         Upon completion of this offering, we will be subject to the information and periodic reporting requirements of the Securities Exchange Act and will file periodic reports, proxy statements and other information with the SEC. Such periodic reports, proxy statements and other information will be available for inspection and copying at the SEC's public reference room and from the SEC's website at http:// www.sec.gov.


                             REPORTS TO SHAREHOLDERS

         We will furnish holders of shares with annual reports containing audited financial statements examined by independent public accountants and quarterly reports containing unaudited condensed financial statements for the first three quarters of each year. We also will furnish holders of shares with certain tax information with seventy-five (75) days after the close of each year. See "Books and Records; Reports" under "Summary of the Declaration of Trust."

                       STATEMENT OF ASSETS AND LIABILITIES
            OF BERTHEL GROWTH TRUST II AS OF JUNE 22, 2000 (AUDITED)


INDEPENDENT AUDITORS' REPORT


To the Independent Trustees and Shareholders of
Berthel Growth Trust II

We have audited the accompanying statement of assets and liabilities of Berthel Growth Trust II (the "Trust"), as of June 22, 2000. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of the Trust as of June 22, 2000 in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Cedar Rapids, Iowa
June 28, 2000

BERTHEL GROWTH TRUST II

STATEMENT OF ASSETS AND LIABILITIES
JUNE 22, 2000
--------------------------------------------------------------------------------

ASSETS: CASH                                          $10,000
                                                      =======
NET ASSETS: SHARES OF BENEFICIAL INTEREST,
  3,000,000 SHARES AUTHORIZED -- 1,000 SHARES
  ISSUED AND OUTSTANDING (EQUIVALENT TO $10 PER
  SHARE)                                              $10,000
                                                      =======


SEE NOTES TO STATEMENT OF ASSETS AND LIABILITIES.


--------------------------------------------------------------------------------

BERTHEL GROWTH TRUST II

NOTES TO STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 22, 2000
--------------------------------------------------------------------------------

1.       SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION -- Berthel Growth Trust II (the "Trust") was formed as a nondiversified, closed-end management investment company electing status as a business development company under the Investment Company Act of 1940, as amended. The Trust was formed on June 15, 2000 under the laws of the State of Delaware and has been inactive since that date except for matters relating to its organization and registration under the Securities Act of 1933.

         As a business development company, the Trust's investment objective is long term capital appreciation from investments in small and medium size companies. The securities to be purchased typically will be rated below investment grade, and more frequently, not rated at all. The securities of these companies will often have significant speculative characteristics. Many of the investments to be made are commonly referred to as venture capital investments. The investment objective does not seek current income.

         The Trust will be offering a minimum of 600,000 and a maximum of 3,000,000 shares of beneficial interest ("Shares") at an offering price of $10.00 per share. Each share carries a sales load of approximately $.20-$.70 representing the selling agent's commission, a syndication fee of $.10, and an underwriting fee of $.20; therefore, the Trust will receive a net cash of approximately $9.00-$9.50 per share.

         The Trust will terminate upon the liquidation of all of its investments, but no later than December 31, 2011 or ten years from the final closing of the sale of the Shares, if later. However, the Independent Trustees have the right to extend the term of the Trust for up to two additional one-year periods if they determine that such extensions are in the best interest of the Trust and in the best interest of the shareholders, after which the Trust will liquidate any remaining investments as soon as practicable but in any event within three years.

         Berthel Fisher & Company Planning, Inc. (the "Trust Advisor") is the Company's investment advisor and manager. TJB Capital Management, Inc. is the Corporate Trustee, but will not participate in the management of the Trust. Shares will be offered by Berthel Fisher & Company Financial Services, Inc. (the "Dealer Manager"). Each of these three entities is a wholly or majority owned subsidiary of Berthel Fisher & Company.

         DIRECT OFFERING COSTS -- Offering costs such as selling commissions, underwriting fees and syndication fees will be incurred by the Trust and deducted from the proceeds of beneficial interest as a direct reduction of net assets.

         ORGANIZATIONAL AND OFFERING COSTS -- The Trust Advisor incurs the organizational and offering costs of the Trust, primarily including, but not limited to, legal and accounting fees, printing and mailing expenses and travel expenses incurred while engaged in sales activity of Trust Shares. The Trust will reimburse the Trust Advisor for these costs, in an amount not to exceed 3.5% of the aggregate purchase price of all shares sold. Any organizational and offering expenses incurred by the Trust Advisor in excess of this amount will be paid by the Trust Advisor and not reimbursed by the Trust.

2.       RELATED PARTY AGREEMENTS

         MANAGEMENT AGREEMENT -- The Trust has entered into a management agreement with the Trust Advisor whereby the Trust will pay the Trust Advisor an annual management fee equal to 2.5% of the value of the assets of the Trust as of the first day of that quarter. The management fee is to be paid monthly in arrears.

         DEALER MANAGER AGREEMENT -- The Trust has entered into a dealer manager agreement with the Dealer Manager. As described in Note 1, the Trust will pay the Dealer Manager a selling commission fee that will vary between 2% and 7% of the purchase price of all shares sold, an underwriting fee of 2% of the purchase price of all shares sold and a syndication fee of 1% of the aggregate purchase price of all shares sold.

3.       INCOME TAXES

         The Trust has received an opinion from counsel that it will be treated as a partnership for federal income tax purposes. As such, under present income tax laws, no income taxes will be reflected in these financial statements as taxable income or loss of the Trust is included in the income tax returns of the investors.


                                   * * * * *

            BALANCE SHEET OF BERTHEL FISHER & COMPANY PLANNING, INC.
                        AS OF DECEMBER 31, 1999 (AUDITED)


INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of Berthel Fisher & Company Planning, Inc.

We have audited the accompanying balance sheet of Berthel Fisher & Company Planning, Inc. (the "Company"), a wholly owned subsidiary of Berthel Fisher & Company as of December 31, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet presents fairly, in all material respects, the financial position of the Company as of December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the balance sheet, in 1999 the Company adopted Statement of Position 98-5, which required the Company to change its method of accounting for offering costs.


/s/ Deloitte & Touche LLP


Cedar Rapids, Iowa
April 24, 2000

BERTHEL FISHER & COMPANY PLANNING, INC.
(A WHOLLY OWNED SUBSIDIARY OF
BERTHEL FISHER & COMPANY)

BALANCE SHEET
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS

  CASH                                                      $       888
  RECEIVABLE FROM PARENT UNDER TAX ALLOCATION AGREEMENT         165,000
  DUE FROM AFFILIATES (NOTE 2)                                   88,121
  OFFICE FURNITURE AND COMPUTER SOFTWARE, LESS ALLOWANCE
    FOR DEPRECIATION OF $150                                        603
  DEFERRED INCOME TAX ASSET (NOTE 3)                            120,000
  OTHER ASSETS                                                    7,165
                                                            -----------
  TOTAL                                                     $   381,777
                                                            ===========

LIABILITIES AND STOCKHOLDER'S DEFICIENCY

LIABILITIES:
  ACCOUNTS PAYABLE AND ACCRUED EXPENSES                     $    24,515
  DUE TO AFFILIATES (NOTE 2)                                    263,513
  NOTE PAYABLE TO BERTHEL FISHER & COMPANY (NOTE 2)             326,952
                                                            -----------
        TOTAL LIABILITIES                                       614,980
                                                            -----------

COMMITMENTS AND CONTINGENCIES (NOTE 2)

STOCKHOLDER'S DEFICIENCY:
  COMMON STOCK, NO PAR VALUE -- AUTHORIZED 10,000 SHARES,
    ISSUED AND OUTSTANDING 1,000 SHARES (NOTE 2)              1,431,000
  NOTE RECEIVABLE ISSUED FOR COMMON STOCK (NOTE 2)           (1,165,000)
  ACCUMULATED DEFICIT                                          (499,203)
                                                            -----------
        TOTAL STOCKHOLDER'S DEFICIT                            (233,203)
                                                            -----------
TOTAL                                                       $   381,777
                                                            ===========

BERTHEL FISHER & COMPANY PLANNING, INC.
(A WHOLLY OWNED SUBSIDIARY OF
BERTHEL FISHER & COMPANY)

NOTES TO BALANCE SHEET
AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION -- Berthel Fisher & Company Planning, Inc. (the "Company") is a wholly owned subsidiary of Berthel Fisher & Company (the "Parent"). The Company is a registered investment advisor and manager and serves as a trust advisor to Berthel Growth & Income Trust I (the "Trust"), a closed-end management investment company electing status as a business development company under the Investment Company Act of 1940 which invests in securities of small and medium sized privately and publicly owned companies.

      USE OF ESTIMATES -- The preparation of a balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ significantly from those estimates.

      DEFERRED OFFERING EXPENSES -- At the conclusion of the Trust's offering period, sales of shares were not sufficient to provide direct reimbursement of all organization and offering expenses incurred by the Company. Such expenses totaling $490,195 were deferred and, through the year ended December 31, 1998, were amortized using the straight-line method over the life of the Trust. In April 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 provides guidance on the financial reporting of start-up costs and organization costs. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998. This SOP required the Company to write-off deferred offering costs during the year ended December 31, 1999.

      OFFICE FURNITURE AND COMPUTER SOFTWARE -- Office furniture and computer software is stated at cost less allowance for depreciation. Depreciation is computed by the straight-line method over the estimated useful life of the asset.

      DEFERRED INCOME TAXES -- The provision for deferred income taxes is based on an asset and liability approach. Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expense or credit is based on the changes in the asset or liability from period to period including the effect of enacted tax rate changes.

      NOTE RECEIVABLE ISSUED FOR COMMON STOCK -- On April 19, 1995, Berthel Fisher and Company issued an uncollateralized note for additional common stock. This note is treated as a reduction of equity until cash is received on the note.

2.    RELATED PARTY TRANSACTIONS

      MANAGEMENT AGREEMENTS -- The Company has entered into a management agreement with the Trust that provides for incentive compensation from the Trust based on the capital appreciation of the Trust's investments. The Trust pays the Company an annual management fee equal to 2.5% of the combined temporary investment in money market securities and loans and investments of the Trust. The management fee is paid quarterly, in arrears, and is determined by reference to the net value of the assets of the Trust as of the first day of that quarter.

      In addition, during the year ended December 31, 1999, the Trust paid the Company a fee for administration of shareholder accounts and other administrative services.

      The Company has an unwritten, month-to-month agreement in which the Company's Parent provided management services at a monthly rate of $7,000 in 1999.

      FINANCING ARRANGEMENTS -- The Company also entered into a financing arrangement with its Parent primarily for purposes of short-term financing. The uncollateralized 10% note payable to its Parent is due on demand.

      DUE TO AFFILIATES -- Due to affiliates consisted of the following at December 31, 1999:

INTERCOMPANY INTEREST PAYABLE TO BERTHEL FISHER & COMPANY            $261,450
INTERCOMPANY ACCOUNTS PAYABLE                                           2,063
                                                                     --------
                                                                     $263,513
                                                                     ========

      DUE FROM AFFILIATES -- Due from affiliates consisted of the following at December 31, 1999:

MANAGEMENT FEE RECEIVABLE FROM
  BERTHEL GROWTH AND INCOME TRUST I                                  $24,731
MANAGEMENT FEE RECEIVABLE FROM
  BERTHEL SBIC, LLC                                                   60,190
MISCELLANEOUS EXPENSE REIMBURSEMENT FROM
  BERTHEL GROWTH AND INCOME TRUST I                                    3,200
                                                                     -------
                                                                     $88,121
                                                                     =======

      OTHER TRANSACTIONS -- On April 19, 1995, the Parent issued an uncollateralized note for $1,165,000 to the Company as additional equity pursuant to its common stock investment. The note receivable is due on demand and bears interest at 10%. In addition, the Company also earned interest on the receivable from Parent under the tax allocation agreement.

3.    INCOME TAXES

      The results of the Company's operations are included in the consolidated federal and state tax returns of Berthel Fisher & Company. The entities included in the consolidated returns have adopted the policy of allocating income tax expense or benefit based upon the pro rata contribution by the entity to the consolidated taxable operating income or loss. Generally, this allocation results in profitable entities recognizing a tax provision as if the individual company filed a separate return, and loss companies recognizing tax benefits to the extent that their losses contribute to reduce consolidated taxes.

      Deferred income taxes are established by each member of the consolidated group based upon the temporary differences within the entity. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's deferred tax asset at December 31, 1999 related to net operating losses. At December 31, 1999, the Company's net operating loss carryforward aggregated $300,000 and expires through 2014.

4.    SUBSEQUENT EVENT (UNAUDITED)

      During June 2000, the Parent issued an uncollateralized note receivable totaling $500,000 in exchange for additional common stock of Planning. This note is treated as a reduction of equity until cash is received on the note.


                                   * * * * *

            BALANCE SHEET OF BERTHEL FISHER & COMPANY PLANNING, INC.
                         AS OF JUNE 30, 2000 (UNAUDITED)

                     BERTHEL FISHER & COMPANY PLANNING, INC.
                                 BALANCE SHEETS
                                   (UNAUDITED)

                                                                 June 30, 2000
                                                               =================
ASSETS

Cash                                                           $         31,704
Receivable from Parent under tax allocation agreement                   165,000
Due from affiliates                                                      58,646
Reimbursable offering expenses                                          185,667
Office furniture and computer software, less allowance
for depreciation of $204 and $150                                           548
Deferred income tax asset                                               139,914
Other assets                                                              3,527
                                                               =================

TOTAL                                                          $        585,006
                                                               =================

LIABILITIES AND STOCKHOLDER'S DEFICIENCY

LIABILITIES:

Accounts payable and accrued expenses                          $        205,860
Due to affiliates                                                       308,207
Note payable to Berthel Fisher & Company                                336,634
                                                               =================
Total liabilities                                                       850,701
                                                               =================

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S DEFICIENCY:
Common stock, no par value-authorized 10,000 shares,
issued and outstanding 1,500 shares and 1,000 shares                  1,931,000
Note receivable issued for common stock                              (1,665,000)
Accumulated deficit                                                    (531,695)
                                                               =================
Total stockholder's deficiency                                         (265,695)
                                                               =================

TOTAL                                                          $        585,006
                                                               =================

                                    EXHIBIT A

                              DECLARATION OF TRUST

                              DECLARATION OF TRUST
                                       OF
                             BERTHEL GROWTH TRUST II


This Declaration of Trust provides for arbitration of certain matters.

                  This DECLARATION OF TRUST (the "Declaration") is made as of June 15, 2000, by TJB CAPITAL MANAGEMENT, INC., a Delaware corporation, who, with its successors as trustees under this Declaration, is referred to as the "Corporate Trustee," for the benefit of those persons who shall become holders of shares of beneficial interest under this Declaration.

                  WHEREAS, the Corporate Trustee wishes to organize the BERTHEL GROWTH TRUST II (the "Trust") as a business trust under the Delaware Business Trust Act, to provide for the management of the Trust by a Trust Advisor, and to provide for the sale of beneficial interests in the Trust, the operation of the Trust and the rights of (i) the Corporate Trustee, (ii) other persons acting as trustees (together with the Corporate Trustee, the "Trustees") and (iii) owners of beneficial interests; and

                  WHEREAS, a Certificate of Trust (the "Certificate") was filed with the Secretary of State of Delaware, on June 15, 2000, to evidence the existence of the Trust;

                  NOW, THEREFORE, the Corporate Trustee declares that it constitutes and appoints itself Trustee of the sum of $10 owned by it, together with all other property that it acquires under this Declaration as Trustee, together with the proceeds thereof, to hold, IN TRUST, to manage and dispose of for the benefit of the holders, from time to time, of beneficial interests in the Trust, subject to the provisions of this Declaration as follows:

                                    ARTICLE I
                             ORGANIZATION AND POWERS

                  1.1 TRUST ESTATE; NAME. The Trust, comprised of the trust estate created under this Declaration and the business conducted hereunder, shall be designated as "Berthel Growth Trust II" which name shall refer to the trust estate and to the Corporate Trustee in its capacity as trustee of the trust estate but not in any other capacity and which shall not refer to the officers, agents, other trustees or beneficial owners of the Trust. To the extent possible, the Trustees shall conduct all business and execute all documents relating to the Trust in the name of the Trust and not as Trustees. The Trustees may conduct the business of the Trust or hold its property under other names as necessary to comply with law or to further the affairs of the Trust as it deems advisable in their sole discretion. This Declaration, the Certificate and any other documents, and any amendments of any of the foregoing, required by law or appropriate, shall be recorded in all offices or jurisdictions where the Trust shall determine such recording to be necessary or advisable for the conduct of the business of the Trust.

                  1.2 PURPOSE. (a) The purpose of Trust is to achieve long term capital appreciation from investments in small and medium size companies. The Trust shall have the power to perform any and all acts and activities with respect to this general purpose that are customary or incidental thereto. Pending the commitment of Trust funds to investments of the type specified, distribution of Trust funds or application of reserve funds to their purposes, the Trust shall have full authority and discretion to utilize Trust funds as provided in Section 10.5.

                  (b) The Trust may acquire, own, hold, manage, operate and dispose of stock in corporations, limited partnership interests, partnership interests, limited liability company interests and other ownership interests in any such firm, either as principal, agent, partner, syndicate member, associate, joint venturer or otherwise, may loan funds to any such firm, may invest funds in any such firm, and may do any and all things necessary or incidental to the conduct of any such activities. Without limiting the foregoing, we may guarantee debt, supply security for such debt or for the issuance of letters of credit, enter into lease transactions, and acquire goods and services for the furtherance of the purpose of the Trust.

                  (c) The Trust is authorized and empowered to elect to be a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and to operate as such, and to form a wholly-owned subsidiary licensed as a Small Business Investment Company ("SBIC"), by the United States Small Business Administration ("SBA").

                  (d) Any proceeds of the offering not invested or committed for investment in Portfolio Companies or set aside as reserves for follow-on investment before the expiration of the Interim Investment Period and not otherwise returned to Shareholders as part of distributions of Cash Revenues, will be distributed pro rata to the Shareholders as a return of capital without deduction of Front End Fees.

                  1.3 RELATIONSHIP AMONG SHAREHOLDERS; NO PARTNERSHIP. As among the Trust, the Trustees, the Trust Advisor, the shareholders and the officers and agents of the Trust, a trust and not a partnership is created by this Declaration irrespective of whether any different status may be held to exist as far as others are concerned or for tax purposes or in any other respect. The Shareholders hold only the relationship of trust beneficiaries to the Trustees with only such rights as are conferred on them by this Declaration.

                  1.4 ORGANIZATION CERTIFICATES. The parties hereto shall cause to be executed and filed (a) the Certificate, (b) such certificates as may be required by so-called "assumed name" laws in each jurisdiction in which the Trust has a place of business, (c) all such other certificates, notices, statements or other instruments required by law or appropriate for the formation and operation of a Delaware business trust in all jurisdictions where the Trust may elect to do business, and (d) any amendments of any of the foregoing required by law or appropriate.

                  1.5 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Trust shall be 701 Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609 or such other place as the Trust may from time to time designate by notice to all Shareholders. The Trust's office in the State of Delaware is 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801, or such other place as the Trust may designate from time to time by notice to all Shareholders. The Trust may maintain such other offices at such other places as the Trust may determine to be in the best interests of the Trust.

                  1.6 ADMISSION OF INVESTORS. (a) The Trust shall have the unrestricted right at all times prior to the Termination Date (as defined in Article 2) to admit to the Trust such Investors as it may deem advisable, provided the aggregate subscriptions received for Capital Contributions (as defined in Article 2) of the Investors and accepted by the Trust do not exceed $30,000,000 (3,000,000 Shares) immediately following the admission of such Investors. Shares are offered only in Units of 100 Shares. No partial Units will be sold.

                  (b) Each Investor shall execute a Subscription Agreement (as defined in Article 2) and make such Capital Contributions to the Trust as subscribed by the Investor. Subject to the acceptance thereof by the Trust, each Investor who executes a Subscription Agreement shall be admitted to the Trust as a Shareholder. Subscriptions shall be accepted or rejected by the program within thirty (30) days of their receipt; if rejected, all subscription monies should be returned to the subscriber immediately. All funds received from such subscriptions will be deposited in the Trust's name in an interest-bearing escrow account at a commercial bank until the Escrow Date (as defined in Article 2). Investors who subscribe prior to the Initial Closing shall be admitted as Shareholders as of the Initial Closing. After the Initial Closing, Investors shall be admitted as Shareholders on the date the Investor's subscription is accepted by the Trust.

                  (c) If, by the close of business on the Termination Date, Shares representing Capital Contributions in the aggregate amount of at least $6,000,000 (600,000 Shares) have not been sold or if the Trust withdraws the offering of Shares in accordance with the terms of this Declaration, the Trust shall be immediately dissolved at the expense of the Trust Advisor and all subscription funds shall be forthwith returned to the respective subscribers together with any interest earned thereon. As soon after the Termination Date as practicable, the Trust shall advise each Investor of the Termination Date and the aggregate amount of Capital Contributions made by all Investors.

                  (d) Mandatory assessments are prohibited. Assessments are additional amounts of capital paid by a Shareholder beyond the Shareholder's subscription commitment.

                  1.7 TERM OF THE TRUST. For all purposes, this Declaration shall be effective on and after the date hereof and the Trust shall continue in existence until the later of December 31, 2011, or ten years from the Final Closing, which date may be extended for two one-year periods at the discretion of the Independent Trustees, at which time the Trust shall terminate unless sooner terminated under any other provision of this Declaration.

                  1.8 POWERS OF THE TRUST. Without limiting any powers granted to the Trust under this Declaration or applicable law, the Trust shall have the following additional powers, subject to applicable law:

                  (a) To borrow money or to loan money and to pledge or mortgage any and all Trust Property and to execute conveyances, mortgages, security agreements, assignments and any other contract or agreement deemed proper and in furtherance of the Trust's purposes and affecting it or any Trust Property (including without limitation the Management Agreement (as defined in Article 2)); provided, however, that the Trust shall not loan money to the Trust Advisor, the Trustees or any other Managing Person;

                  (b) To pay all indebtedness, taxes and assessments due or to be due with regard to Trust Property and to give or receive notices, reports or other communications arising out of or in connection with the Trust's business or Trust Property;

                  (c)   To collect all monies due the Trust;

                  (d) To establish, maintain and supervise the deposit of funds or Trust Property into, and the withdrawals of the same from, Trust bank accounts or securities accounts;

                  (e) To employ accountants to prepare required tax returns and provide other professional services and to pay their fees as a Trust expense;

                  (f) To make any election relating to adjustments in basis on behalf of the Trust or the holders of beneficial interests that is or may be permitted under the Code, particularly with respect to Sections 734, 743 and 754 of the Code;

                  (g) To employ legal counsel for Trust purposes and to pay their fees and expenses as a Trust expense;

                  (h) To conduct the affairs of the Trust with the general objective of achieving the purpose as described in Section 1.2(a); and

                  (i) To do business as a "business development company" as defined by the Investment Company Act.

                  (j) To form a subsidiary limited liability company or limited partnership to obtain a license to operate as an SBIC and to contribute all or substantially all, or any lesser amount, of its capital to the SBIC, the equity interest of which is owned not less than 99% by the Trust.

                  (k) To enter into a Dealer Manager Agreement with the Dealer Manager, or another underwriter, for the sale of the Shares, provided such Dealer Manager Agreement is approved in accordance with Section 12.5 hereof.

                  1.9 CLASSIFICATION AS PARTNERSHIP. No ruling has been requested from the Internal Revenue Service (the "IRS") on whether the Trust will be classified as a partnership for tax purposes. The Trust is relying upon the opinion of Bradley & Riley P C ("Counsel"), 2007 First Avenue S.E., Cedar Rapids, Iowa, that the Trust will be treated as a partnership for tax purposes.

                  1.10 REFUND OF INVESTMENT. All prospective investors shall have the right to receive a refund of their investments for a period of five business days after the date the prospective investor receives a final Prospectus. A request for a refund may be made in any fashion but, if made other than in an originally signed and written communication, must be confirmed with such a communication within 15 business days after the date a final prospectus is received.


                                   ARTICLE II
                                   DEFINITIONS

                  The following terms, whenever used herein, shall have the meanings assigned to them in this Article 2 unless the context indicates otherwise. References to sections and articles without further qualification denote sections and articles of this Declaration. The singular shall include the plural and the masculine gender shall include the feminine, and vice versa, as the context requires, and the terms "person" and "he" and their derivations whenever used herein shall include natural persons and entities, including, without limitation, corporations, partnerships and trusts, unless the context indicates otherwise.

                  "ACQUISITION EXPENSES" - Acquisition Expenses are expenses, including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, non-refundable option payments on assets not acquired, accounting fees and expenses, and miscellaneous expenses relating to the purchase or acquisition of assets, whether or not acquired.

                  "ACQUISITION FEES" - The total of all fees and commissions paid by any party in connection with the initial purchase or acquisition of assets by the Trust. Included in the computation of such fees or commissions shall be any commission, finders fee, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

                  "ACT" - The Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder.

                  "ADJUSTED CAPITAL ACCOUNT" - The Capital Account at any time of the holder of a beneficial interest (determined before any allocations for the current fiscal period) (a) increased by (i) the amount of such holder's share of partnership minimum gain (as defined in Regulation Section 1.704-2(d)) at such time, (ii) the amount of such holder's share of the minimum gain attributable to a partner's nonrecourse debt (as defined in Regulation Section 1.704-2(b)(4)) and (iii) the amount of the deficit balance in such holder's Capital Account which such holder is obligated to restore under Regulation
Section 1.704-1(b)(2)(ii)(c), if any, and (b) decreased by reasonably expected adjustments, allocations and distributions described in Regulation Sections 1.704-1 (b)(2)(ii)(d)(4), (5) and (6) (taking into account the adjustments required by Regulation Sections 1.704-2(g)(ii) and 1.704-2(i)(5)).

                  "AFFILIATE" - An Affiliate of any person includes any of the following:

                  (a) any person directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of such person;

                  (b) any person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person;

                  (c) any person directly or indirectly controlling, controlled by, or under common control with such other person;

                  (d) any executive officer, director, trustee or partner of such other person;

                  (e) any legal entity on which such person acts as an executive officer, director, trustee, or partner;

                  (f) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; or

                  (g) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

                  "AVAILABLE CAPITAL" - Gross proceeds from the sale of Shares less all Organizational and Offering Expenses and compensation paid out of such proceeds together with funds available to the Trust from other sources that are available to the Trust to make investments.

                  "BOARD" OR "MANAGEMENT BOARD" - The Trust Advisor and the Independent Trustees, acting together in accordance with the terms hereof.

                  "BRIDGE INVESTMENTS" - Interim debt investments that generally have an expected maturity of twelve months or less. Bridge Investments may include secured debt, senior debt, subordinated debt and other types of debt instruments, and may also include preferred stock and other equity rights to enhance yield.

                  "CAPITAL ACCOUNT" - The amount representing a Shareholder's capital interest in the Trust, as determined under Article 6 hereof.

                  "CAPITAL CONTRIBUTIONS" - The aggregate capital contributions of the Investors accepted by the Trust in payment of the purchase price of one or more Shares (inclusive of the amount of any discount or any fee or other compensation waived by the Trust, the Trust Advisor or the Dealer Manager) plus any amounts contributed by the Trust Advisor pursuant to Section 14.7.

                  "CASH AVAILABLE FOR DISTRIBUTION" - Cash Flow plus cash funds available for distribution from reserves less amounts set aside for restoration or creation of reserves. Cash Available For Distribution shall not include realized gains from Portfolio Companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust.

                  "CASH FLOW" - Cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.

                  "CASH REVENUES" - Gross cash funds provided from operation of the Trust, including, without limitation, the following: all interest earned and paid to the Trust; all cash dividends earned and paid to the Trust; and all fees earned and paid to the Trust. Cash Revenues shall not include realized gains from portfolio companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust.

                  "CERTIFICATE" - The Certificate of Trust of the Trust, as amended from time to time.

                  "CODE" - The Internal Revenue Code of 1986, as amended from time to time, and any rules and regulations promulgated thereunder.

                  "CONTROL" - the same meaning given the term "control" in
Section 2(a)(9) of the Investment Company Act of 1940.

                  "CONTROLLING PERSON" - Includes, but is not limited to, all persons, whatever their titles, who perform functions for the Sponsor similar to those of: (a) chairman or member of the board of directors; (b) executive officers; and (c) those holding ten percent (10%) or more equity interest in the Sponsor or a person having the power to direct or cause the direction of the Sponsor, whether through the ownership of voting securities, by contract, or otherwise.

                  "CORPORATE TRUSTEE" - TJB Capital Management, Inc., or its successors as Corporate Trustee. The Corporate Trustee acts as legal title holder of the Trust Property, subject to the terms of this Declaration.

                  "DEALER MANAGER" - Berthel Fisher & Company Financial Services, Inc., an Iowa corporation, with its principal place of business at 701 Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609.

                  "DECLARATION" - This Declaration of Trust, as amended from time to time.

                  "DELAWARE ACT" - The Delaware Business Trust Act, as amended from time to time (currently codified as title 12, chapter 38 of the Delaware
Code).

                  "ESCROW DATE" - The latest to occur of the dates on which the Trust (i) accepts the subscription that causes Capital Contributions in the offering to Investors to be at least Six Million Dollars ($6,0000,000), (ii) deposits at least Six Million Dollars ($6,000,000) in collected funds in escrow under Section 1.6(b) and (iii) qualifies as a "business development company" under the Investment Company Act, provided however, the Escrow Date shall not be later than the Termination Date.

                  "FINAL CLOSING" - The last Closing of the sale of the Shares.

                  "FRONT END FEES" - Fees and expenses paid by any party for any services rendered to organize the Trust and to acquire assets for the Trust, including Organizational and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Sponsor.

                  "INDEPENDENT EXPERT" - A person with no material current or prior business or personal relationship with the Sponsor who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Trust, and who is qualified to perform such work.

                  "INDEPENDENT TRUSTEE" - Any individual who is not an "interested person" of the Trust, as defined in the Investment Company Act, who becomes an Independent Trustee or a successor or additional Independent Trustee under the terms of this Declaration. The initial Independent Trustees are Thomas
R. Gibson and Tom Davis.

                  "INITIAL CLOSING" - The Closing held when subscriptions for the minimum number (600,000) of Shares have been received and accepted, and the proceeds of such subscriptions have been received by the Trust.

                  "INTERIM INVESTMENT PERIOD" - The period ending with the later of two years from the date of effectiveness of this Prospectus or one year from termination of the offering.

                  "INVESTMENT COMPANY ACT" - The federal Investment Company Act of 1940, as amended, and any rules and regulations promulgated thereunder.

                  "INVESTMENT IN TRUST ASSETS" - The amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Trust (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments such as interest and taxes, but excluding Front-End Fees.

                  "INVESTOR" - A purchaser of Shares (which will include the Trust Advisor to the extent it acquires Shares) whose subscription is accepted by the Trust.

                  "LOSSES" - Defined at "Profits or Losses."

                  "MAJORITY" - Unless otherwise specified herein, when used with respect to any consent to be given or decision to be made or action to be taken by the Investors or group of Investors, or by the Shareholders or group of Shareholders, a majority in interest of all the then current Investors, Shareholders or members of the group, as the case may be. Such Majority, or any lesser or greater interest prescribed herein, shall be calculated based upon the number of Shares owned by each Investor or Shareholder.

                  "MANAGED COMPANIES" - Portfolio companies to which the Management Board, the Trust Advisor, an Affiliate of the Management Board or Trust Advisor, or a member of a group investing in such a company in a transaction in which the Trust also participates as an investor in the group, will offer to provide, and if accepted, will provide significant managerial assistance after the consummation of the acquisition.

                  "MANAGEMENT AGREEMENT" - The management agreement between the Trust and the Trust Advisor, as described in the Prospectus and Registration Statement, and adopted by the Independent Trustees, or as modified or approved by the Independent Trustees or the Shareholders as required by the Investment Company Act.

                  "MANAGEMENT BOARD" OR "BOARD" - The Trust Advisor and the Independent Trustees, acting together in accordance with the terms hereof.

                  "MANAGEMENT SHARE" - The interest in the Trust that represents the beneficial interests and management rights of the Trust Advisor in its capacity as, Trust Advisor, but excluding the Trust Advisor's interest, if any, attributable to Shares acquired by it.

                  "MANAGING PERSON" - Any of the following: (a) Trust officers, agents, or Affiliates, the Trust Advisor, the Trustees, or Affiliates of the Trust Advisor or a Trustee and (b) any directors, officers or agents of any organizations named in (a) above when acting for a Trustee, the Trust Advisor or any of their Affiliates on behalf of the Trust.

                  "ORGANIZATIONAL AND OFFERING EXPENSES" - All expenses incurred by and to be paid from the assets of the Trust in connection with and in preparing the Trust for registration and subsequently offering and distributing it to the public including, but not limited to, total underwriting and brokerage discounts and commissions (but not including fees of the underwriter's attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of its securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees.

                  "PAYOUT" - The point at which total cumulative distributions to all Shareholders from the Trust equals 100% of all of the original investment (without regard to or reduction for discounts) of all Investors.

                  "PORTFOLIO COMPANIES" - Companies the securities of which are acquired by the Trust as investments.

                  "PROFITS OR LOSSES" - For a given fiscal period, an amount equal to the Trust's taxable income or loss for such period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, expense, loss, deduction or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of the Trust that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition and any income and gain described in Regulation Section 1.704-1(b)(2)(iv)(g) shall be added to such taxable income or loss;

                  (b) Any expenditures of the Trust described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1 (b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;

                  (c) In the event of a distribution in kind under Section 8.5, the amount of any unrealized gain or loss deemed to have been realized on the property distributed shall be added or subtracted from such taxable income or loss; and

                  (d) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 4.5, 4.6,
         4.7 and 7.4 shall not be taken into account in computing Profits or Losses.

                  "PROSPECTUS" - The Prospectus of the Trust, as the same may be amended or supplemented from time to time.

                  "PUBLICLY TRADED SECURITIES" - Securities that are traded on a public market.

                  "REGISTRATION STATEMENT" - The Registration Statement of the Trust filed with the Securities Exchange Commission pursuant to the Act, as the same may be amended or supplemented from time to time.

                  "REGULATION" - A final or temporary Treasury regulation promulgated under the Code.

                  "ROLL-UP" - A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Trust and the issuance of securities of a Roll-Up Entity. Such term does not include:

                  (a) a transaction involving securities of the Trust that have been for at least twelve (12) months listed on a national exchange or that are traded through the National Association of Securities Dealers Automated Quotation -- National Market System; or

                  (b) a transaction involving the reorganization to corporate, trust or association form of only the Trust if, as a consequence of the proposed reorganization, there will be no significant adverse change in any of the following:

                        (i)      Shareholder's voting rights;

                        (ii)     the term of existence of the Trust;

                        (iii)    Sponsor compensation; or

                        (iv)     the Trust's investment objectives.

                  "ROLL-UP ENTITY" - A partnership, trust, corporation or other entity that would be created or survive after the successful completion of a proposed Roll-Up transaction.

                  "SHARE" - Beneficial interests in the Trust subscribed for by Investors, representing an initial Capital Contribution of Ten Dollars ($10). An Investor must purchase a minimum of five (5) Shares, except an Investor that is an Individual Retirement Account must purchase a minimum of two (2) Shares.

                  "SHAREHOLDER" - An Investor, or an assignee of the Share(s) of an Investor, provided such shares were assigned in compliance with Section 13 hereof.

                  "SPONSOR" - Any person directly or indirectly instrumental in organizing the Trust, wholly or in part, or any person who will control, manage or participate in the management of the Trust, and any Affiliate of such person. Not included is any person whose only relation with the Trust is that of an independent manager of a portion of the Trust assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accounts, and underwriters whose only compensation is for professional services rendered in connection with the offering of Shares. A person may also be deemed a Sponsor of the Trust by:

                  (a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Trust, either alone or in conjunction with one or more other persons;

                  (b) receiving a material participation in the Trust in connection with the founding or organization of the business of the Trust, in consideration of services or property, or both services and property;

                  (c) having a substantial number of relationships and contacts with the Trust;

                  (d) possessing significant rights to control Trust properties;

                  (e) receiving fees for providing services to the Trust which are paid on a basis that is not customary in the industry; or

                  (f) providing goods or services to the Trust on a basis which was not negotiated at arm's length with the Trust.

                  "SUBSCRIPTION AGREEMENT" - The form of subscription agreement that each prospective Investor must execute in order to subscribe for an interest in the Trust.

                  "TERMINATION DATE" - Ninety days after the date of the Prospectus, or an earlier or later date determined by the Trust and the Dealer Manager in their discretion as follows:

                  (a) The Trust and the Dealer Manager may designate any date prior to the end of the ninety day period as the Termination Date if the Escrow Date has occurred prior to such date;

                  (b) the Termination Date may be extended for up to two periods of ninety days each, thus extending the offering period; and

                  (c) If the Trust and the Dealer Manager elect to withdraw the offering of Shares under this Declaration, the Termination Date is the date of that election.

                  "TRUST" - Berthel Growth Trust II, a Delaware business trust.

                  "TRUST ADVISOR" - Any entity named by the Trust to act as an investment adviser, and any substitute or different Trust Advisor as may subsequently be named under the terms of this Declaration. Initially, the Trust Advisor is Berthel Fisher & Company Planning, Inc.

                  "TRUSTEE" - A person serving as a Corporate Trustee or an Independent Trustee under this Declaration.

                  "TRUST PROPERTY" - All property owned or acquired by the Corporate Trustee or the Trust as part of the trust estate under this Declaration.

                  "UNIT" - 100 Shares. No partial Units will be sold.

                                   ARTICLE III
                                   LIABILITIES

                  3.1 LIABILITY AND OBLIGATIONS OF CORPORATE TRUSTEE. (a) To the fullest extent permitted by the Delaware Act, the Corporate Trustee in its capacity as a Trustee of the Trust shall not be personally liable to any person other than the Trust and its Shareholders for any act or omission of the Trustees or the Trust, or any obligation of the Trust or the Trustees. The trust estate shall be directly liable for the payment or satisfaction of all obligations and liabilities of the Trust incurred by the Trustees and the officers and agents of the Trust within their authority.

                  (b) The Corporate Trustee shall negotiate an investment advisory contract with Berthel Fisher & Company Planning, Inc. to act as the Trust Advisor and shall take such steps as are necessary to register the Shares of the Trust by the filing of a Registration Statement with the Securities Exchange Commission and the various states in which the Shares will be offered for sale. The Corporate Trustee shall negotiate a Dealer Manager Agreement with Berthel Fisher & Company Financial Services, Inc. to act as Dealer Manager. The investment advisory contract and the Dealer Manager Agreement shall be approved by the Shareholders and by a majority of the Independent Trustees, all in accordance with the Investment Company Act and the Investment Advisers Act.

                  (c) The Corporate Trustee shall not exercise any management or administrative powers in respect of the Trust except on the direction of the Trust Advisor or the Trust Advisor and the Independent Trustees acting as the Management Board, as the case may be.

                  (d) The Corporate Trustee, as trustee, may be made party to any action, suit or proceeding to enforce an obligation, liability or right of the Trust, but it shall not solely on account thereof be liable separate from the Trust and it shall be a party in that case only insofar as may be necessary to enable such obligation or liability to be enforced against the trust estate.

                  3.2   LIABILITY AND OBLIGATIONS OF INDEPENDENT TRUSTEES.
(a) As permitted by Section 3808 of the Delaware Act, the Independent Trustees shall not hold title to or have any legal or possessory interest in any Trust Property. It shall not be necessary or effective for any Independent Trustee to be made a party to any action, suit or proceeding to enforce an obligation, liability or right of the Trust.

                  (b) In performing their responsibilities under this Declaration, the Independent Trustees shall be under a fiduciary duty and obligation to act in the best interests of the Trust, including the safekeeping and use of all Trust funds and assets for which they are responsible under this Declaration. In interpreting the scope of this obligation, the Independent Trustees will have the responsibilities of and will be entitled to the defenses of directors of a Delaware corporation.

                   3.3 LIABILITY OF TRUST ADVISOR TO THIRD PARTIES. (a) The Trust Advisor shall be liable for any wrongful act or omission of the Corporate Trustee, the Independent Trustees or the Trust, taken in the ordinary course of the Trust's business or with the authority of the Independent Trustees or the Trust Advisor, that causes loss or injury to any person who is not a Shareholder or that incurs any penalty.

                  (b) The Trust Advisor shall be liable for losses resulting from (i) the misapplication by the Trust Advisor of money or property received from a person who is not a Shareholder by the Trust Advisor within the scope of the Trust Advisor's apparent authority or (ii) the misapplication of money or property received by the Trust in the course of its business from a person who is not a Shareholder while the money or property is in the custody of the Trust.

                  (c) Subject to the remaining provisions of this Article 3, the Trust Advisor shall be liable for all other debts and obligations of the Trust.

                  3.4 LIABILITY OF INVESTORS OR SHAREHOLDERS IN GENERAL. No Investor in his capacity as an Investor shall have any liability for the debts and obligations of the Trust in any amount beyond the unpaid amount, if any, of the Capital Contributions subscribed for by such Investor. Each Investor and Shareholder shall have the same limitation on liability for the Trust's debts and obligations as a stockholder of a Delaware corporation has for debts and obligations of the corporation.

                  3.5 LIABILITY OF INVESTORS TO TRUSTEES, TRUST AND SHAREHOLDERS. No Investor in his capacity as an Investor shall be liable, responsible or accountable in damages or otherwise to any other Investor, Shareholder, the Trustees or the Trust for any claim, demand, liability, cost, damage and cause of action of any nature whatsoever that arises out of or that is incidental to the management of the Trust's affairs.

                  3.6 LIABILITY OF MANAGING PERSONS TO TRUST AND SHAREHOLDERS. (a) No Managing Person shall have liability to the Trust or to any other Shareholder for any loss suffered by the Trust that arises out of any action or inaction of the Managing Person if the Managing Person, in good faith, determined that such course of conduct was in the Trust's best interest, the Managing Person was acting on behalf of or performing services for the Trust, such course of conduct was within the scope of this Declaration, and such loss was not the result of gross negligence or willful misconduct of the Managing Person.

                  (b) No act of the Trust shall be affected or invalidated by the fact that a Managing Person may be a party to or has an interest in any contract or transaction of the Trust if the interest of the Managing Person has been disclosed or is known to the Shareholders or such contract or transaction is at prevailing rates or is on terms at least as favorable to the Trust as those available from persons who are not Managing Persons, provided that the requirements of the Investment Company Act are met.

                  3.7 INDEMNIFICATION OF MANAGING PERSONS. (a) Each Managing Person shall be indemnified from the Trust Property against any losses, liabilities, judgments, expenses and amounts paid in settlement of any claims sustained by such Managing Person in connection with the Trust or claims by the Trust, in right of the Trust or by or in right of any Shareholders, if the Managing Person would not be liable under the standards of Section 3.6 and, in the case of Managing Persons other than the Trustees and the Trust Advisor, the indemnitees were acting within the scope of authority validly delegated to them by the Trustees or the Trust Advisor. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that the Managing Person charged did not act in good faith and in a manner that he reasonably believed was in the Trust's best interests. To the extent that any Managing Person is successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, the Trust shall indemnify that Managing Person against the expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith. Any indemnification is recoverable only out of Trust net assets and not from Shareholders.

                  (b) Notwithstanding the foregoing, no Managing Person or any broker-dealer shall be indemnified, nor shall expenses be advanced on its behalf, for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws, unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) those claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee. In any claim for federal or state securities law violations, the party seeking indemnification shall place before the court the positions of the Securities and Exchange Commission and state securities administrators to the extent required by them with respect to the issue of indemnification for securities law violations.

                  (c) The Trust shall not incur the cost of that portion of any insurance, other than public liability insurance, that insures any person against any liability for which indemnification hereunder is prohibited. The Trust may incur the cost of other liability insurance.

                  3.8 GENERAL PROVISIONS. The following provisions shall apply to all rights of indemnification and advances of expenses under this Declaration and all liabilities described in this Article 3:

                  (a) Expenses, including attorneys' fees, incurred by a Managing Person in defending any action, suit or proceeding may be paid by the Trust in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by the recipient to repay such amount if it shall ultimately be determined that the Managing Person is not entitled to be indemnified by the Trust under this Declaration or otherwise and if at least one of the following conditions is satisfied: (i) the Managing Person provides appropriate security for the undertaking; (ii) the Managing Person and the Trust are insured against losses or expenses of defense or settlement so that the advances may be recovered; or (iii) either a majority of the Independent Trustees who are not parties to the action, suit or proceeding or independent legal counsel in a written opinion determines, based upon a review of the then readily available facts, that there is reason to believe that the Managing Person will be found to be entitled to indemnification under Section 3.7. In so doing, it shall not be necessary to employ hearing or trial-like procedures. Notwithstanding the foregoing, the advancement of Trust funds to a Sponsor or its Affiliates for legal expenses and other costs incurred as result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (a) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust; (b) The legal action is initiated by a third party who is not a Shareholder, or the legal action is initiated by a Shareholder and a court of competent jurisdiction specifically approves such advancement; (c) The Sponsor or its Affiliates undertake to repay the advanced funds to the Trust, together with the applicable legal rate of interest thereon, in cases in which such person is found not to be entitled to indemnification.

                  (b) Rights to indemnification and advances of expenses under this Declaration are not exclusive of any other rights to indemnification or advances to which a Managing Person or Shareholder may be entitled, both as to action in a representative capacity or as to action in another capacity taken while representing another.

                  (c) Each Managing Person shall be entitled to rely upon the opinion or advice of or any statement or computation by any counsel, engineer, accountant, investment banker or other person retained by such Managing Person or the Trust which he believes to be within such person's professional or expert competence. In so doing, he will be deemed to be acting in good faith and with the requisite degree of care unless he has actual knowledge concerning the matter in question that would cause such reliance to be unwarranted.

                  3.9 DEALINGS WITH TRUST. With regard to all rights of the Trust and all actions to be taken on its behalf, the Trust (and not the Trustees, the Trust Advisor, the Trust's officers and agents, or the Investors or Shareholders) shall be the principal, and the Trust shall be entitled as such to the extent permitted by law to enforce the same, collect damages and take all other action. All agreements, obligations and actions of the Trust shall be executed or taken in the name of the Trust, by an appropriate nominee, or by the Corporate Trustee as trustee but not in its individual capacity. Money may be paid and property delivered to any duly authorized officer or agent of the Trust who may receipt therefor in the name of the Trust and no person dealing in good faith thereby shall be bound to see to the application of any moneys so paid or property so delivered. No entity whose securities are held by the Trust shall be affected by notice of such fact or be bound to see to the execution of the Trust or to ascertain whether any transfer of its securities by or to the Trust or the Corporate Trustee is authorized.

                  3.10 LIABILITY INSURANCE. The Trust may not incur the cost of that portion of liability insurance which insures the Sponsor for any liability as to which the Sponsor is prohibited from being indemnified.

                                   ARTICLE IV
                          ALLOCATION OF PROFIT AND LOSS

                  4.1 PROFITS. Profits for any fiscal period shall be allocated among the Shareholders and the Trust Advisor as follows:

                  (a) First, One Hundred Percent (100%) to the Trust Advisor until the Profits so allocated to the Trust Advisor plus the cumulative Profits allocated to the Trust Advisor for prior fiscal periods during which a Profit was earned by the Trust equal the cumulative amounts distributable to the Trust Advisor under Article 8 hereof for the current and prior periods; and

                  (b)   The balance, if any, to the Shareholders.

                  4.2 LOSSES. Losses for any fiscal period shall be allocated Ninety Nine Percent (99%) to the Shareholders and One Percent (1%) to the Trust Advisor until Payout. After Payout, Losses shall be allocated Eighty Percent (80%) to the Shareholders and Twenty Percent (20%) to the Trust Advisor; provided, however, (i) to the extent an allocation pursuant to this sentence would result in the Trust Advisor having a negative capital account, One Percent (1%) shall be allocated to the Trust Advisor and Ninety Nine Percent (99%) shall be allocated to the Shareholders until the Shareholders' accounts have been reduced to zero, and (ii) after the Shareholders' accounts have been reduced to zero, and thereafter until the Shareholders' accounts are positive, Losses shall be allocated pursuant to this sentence to the Trust Advisor. Notwithstanding the foregoing, Losses shall not be allocated pursuant to this Section 4.2 to the extent that such allocation would cause any Shareholder to have a negative amount in the Shareholder's Adjusted Capital Account.

                  4.3 GENERAL ALLOCATION PROVISIONS. (a) Except as otherwise provided in this Declaration, all items of Trust income, gain, expense, loss, deduction and credit for a particular fiscal period and any other allocations not otherwise provided for shall be divided among the Shareholders and the Trust Advisor in the same proportions as they share Profits or Losses, as the case may be, for the fiscal period.

                  (b) The Shareholders shall be bound by the provisions of this Declaration in reporting their shares of Trust income and loss for income tax purposes.

                  (c)   The Trust may use any permissible method under Code
Section 7O6(d) and the Regulation thereunder to determine Profits, Losses and other items on a daily, monthly or other basis for any fiscal period in which there is a change in a Shareholder's interest in the Trust.

                  (d) The definition of "Capital Account" and certain other provisions of this Declaration are intended to comply with Regulations
Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations. These Regulations contain additional rules governing maintenance of Capital Accounts that may not have been provided for in this Declaration because, in part, these rules may relate to transactions that are not expected to occur and in some instances are prohibited by this Declaration. If the Trust after consultation with its regular accountants or tax counsel determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, or to avoid the effects of unanticipated events that might otherwise cause this Declaration not to comply with such Regulations, the Trust shall make such modification without the need of prior notice to or consent of any Shareholder; provided, that such modification is not likely to have a material effect on the amounts distributable to any Shareholder.

                  4.4 AMONG SHAREHOLDERS. Each Shareholder shall be allocated that percentage of the aggregate amounts allocated to all Shareholders, as the case may be, as the number of Shares owned by the Shareholder bears to the aggregate number of Shares owned by all Shareholders.

                  4.5 MINIMUM ALLOCATION. Notwithstanding anything to the contrary in this Declaration, in no event shall the Trust Advisor's allocable share of each material item of Trust income, gain, expense, loss, deduction or credit be less than One Percent (1%) of such item.

                  4.6 TAX ALLOCATION. Notwithstanding anything to the contrary in this Declaration, to the extent that the Trust Advisor is treated for federal income tax purposes as having received an interest in the Trust as compensation for services which constitutes income to the Trust Advisor under Code Section 61, any amount allowed as a deduction for federal income tax purposes to the Trust (whether as an ordinary and necessary business expense or as a depreciation or amortization deduction) as a result of such characterization shall be allocated solely for federal income tax purposes to the Trust Advisor.

                  4.7 ALLOCATION OF GAINS FROM DISPOSITIONS. In addition to the allocation of Profits under Section 4.1, all gains derived by the Trust during any fiscal period from any sale, transfer, injury, destruction or other disposition of Trust Property or an interest therein, other than in the ordinary course of operation of Trust Property (including, without limitation, proceeds from insurance, refinancing or condemnation) shall be allocated to the Trust Advisor to the extent that the Capital Account of the Trust Advisor would have otherwise been negative as of the end of such fiscal period. Gain or loss allocable to each Shareholder will be adjusted accordingly.


                                    ARTICLE V
                      CAPITAL CONTRIBUTIONS OF SHAREHOLDERS

                  5.1 CAPITAL CONTRIBUTIONS. The Capital Contributions of the Investors shall aggregate not less than Six Million Dollars ($6,000,000), nor more than Thirty Million Dollars ($30,000,000) and shall be made by the Investors in exchange for Shares represented by $10 each.

                  5.2 PAYMENT OF CAPITAL CONTRIBUTIONS. The aggregate Capital Contributions of the Investors made with respect to the offering of Shares shall be payable in cash on or before the Termination Date.

                  5.3 ADDITIONAL CAPITAL CONTRIBUTIONS. After the Final Closing, there shall be no additional Capital Contributions by the Investors or Shareholders.

                  5.4 TRUST ADVISOR'S CAPITAL CONTRIBUTIONS. The Trust Advisor in its capacity as Trust Advisor shall make Capital Contributions in accordance with Section 14.7.


                                   ARTICLE VI
                                CAPITAL ACCOUNTS

                  6.1 CAPITAL ACCOUNTS. Capital Accounts shall be established and maintained for each Shareholder and for the Trust Advisor and shall be adjusted as follows:

                  (a) The Capital Account of each Shareholder and the Trust Advisor shall be increased by:

                        (1) The amount of such Shareholder's or the Trust Advisor's Capital Contributions to the Trust;

                        (2) The amount of Profits allocated to such Shareholder and the Trust Advisor pursuant to Articles 4 and 7;

                        (3) The fair market value of property contributed by the Shareholder and the Trust Advisor to the Trust (net of liabilities secured by the contributed property that the Trust under Code
                                 Section 752 is considered to have assumed or taken subject to); and

                        (4) Any items in the nature of revenues, income or gain that are specially allocated to such Shareholder or the Trust Advisor or adjusted pursuant to Sections 4.5, 4.6, 4.7 and 7.4.

                  (b) The Capital Account of each Shareholder and the Trust Advisor shall be decreased by:

                        (1) The amount of Losses allocated to such Shareholder or the Trust Advisor pursuant to Articles 4 and 7;

                        (2) All amounts of money and the fair market value of property paid or distributed to such Shareholder or the Trust Advisor pursuant to the terms hereof (other than payments made with respect to loans made by such Shareholder or the Trust Advisor to the Trust), net of liabilities secured by that property that the Shareholder or the Trust Advisor under Code Section 752 is considered to have assumed or taken subject to; and

                        (3) Any items in the nature of expenses or losses that are specially allocated to such Shareholder or the Trust Advisor pursuant to Sections 4.5, 4.6, 4.7 and 7.4.

                  6.2 CALCULATION OF CAPITAL ACCOUNT. Whenever it is necessary to determine the Capital Account of any Shareholder or the Trust Advisor, the Capital Account of such Shareholder or the Trust Advisor shall be determined in accordance with the rules of Regulation Sections 1.704-1(b)(2)(iv) and 1.704-2 (as amended from time to time). If necessary to comply with the Code, an Adjusted Capital Account may be employed.

                  6.3 EFFECT OF LOANS. Loans by any Shareholder or the Trust Advisor to the Trust shall not be considered contributions to the capital of the Trust.

                  6.4 WITHDRAWAL OF CAPITAL. Neither the Trust Advisor nor any Shareholder shall be entitled to withdraw any part of such Shareholder's or the Trust Advisor's Capital Account or to receive any distribution from the Trust, except as specifically provided herein.

                  6.5 CAPITAL ACCOUNTS OF NEW SHAREHOLDERS. Any person who shall acquire Shares in accordance with the terms and conditions of Article 13 of this Declaration shall have the Capital Account of such person's transferor after adjustments reflecting the transfer, if any, except as specifically provided herein.

                  6.6 LIMITATION. Neither the Trustees, the Trust Advisor nor any other Managing Person shall be required or shall have any personal liability to fund any or all of any negative Capital Account of any Shareholder, including without limitation Capital Contributions.


                                   ARTICLE VII
                  INTEREST OF SHAREHOLDERS IN INCOME AND LOSSES

                  7.1 DETERMINATION OF INCOME AND LOSS. At the end of each Trust fiscal year, and at such other times as the Trust shall deem necessary or appropriate, each item of Trust income, gain, expense, loss, deduction and credit shall be determined for the period then ending and shall be allocated to the Capital Account of each Shareholder and the Trust Advisor in accordance with the provisions hereof. With respect to the admission of Shareholders, the Trust will use the "interim closing date" method of accounting as permitted by the Regulations.

                  7.2 DETERMINATION OF INCOME AND LOSS IN THE EVENT OF TRANSFER. If a Shareholder transfers such Shareholder's interest in the Trust in accordance with the terms of this Declaration, the determination and allocation described in Section 7.1 shall be made as of the date of such transfer and thereafter all such allocations shall be made to the account of the transferee of such interest; provided, however, that the Trust may agree that such determination and allocation shall be pro rata to the Shareholders based upon the actual number of days in such fiscal year that each such Shareholder held an interest in the Trust. In the event of a pro rata determination and allocation, the foregoing provisions of this Section relating to a pro rata determination and allocation will not be applicable to the distributive shares, with respect to the Shares transferred, of items of Trust income, gain, expense, loss, deduction and credit arising out of (a) the sale or other disposition of all or substantially all Trust Property, or
(b) other extraordinary nonrecurring items, all of which will be allocated to the holder of such Trust interest on the date such items of Trust income, gain, expense, loss, deduction and credit are earned or incurred.

                  7.3 ALLOCATION OF NET INCOME AND NET LOSSES. All items of income, gain, expense, loss, deduction and credit of the Trust from operations and in the ordinary course of operation of Trust Property shall be allocated among the Shareholders and the Trust Advisor in accordance with
Article 4.

                  7.4 QUALIFIED INCOME OFFSET AND OTHER ALLOCATION PROVISIONS. (a) If there is a net decrease in "partnership minimum gain" (within the meaning of Regulation Section 1.704-2(d)) during a fiscal period, then there shall be allocated to each Shareholder and the Trust Advisor items of income and gain for such fiscal period (and, if necessary, subsequent fiscal periods) in proportion to, and to the extent of, an amount equal to the portion of such Shareholder's or the Trust Advisor's share of the net decrease in "partnership minimum gain" during such fiscal period that is allocable to the disposition of Trust Property subject to one or more nonrecourse liabilities of the Trust. However, such allocation shall be reduced to the extent (i) the Shareholder or the Trust Advisor contributes capital to the Trust that is used to repay the nonrecourse liability and (ii) the Shareholder's or the Trust Advisor's share of the net decrease in "partnership minimum gain" is caused by the repayment. The foregoing is intended to be a "minimum gain chargeback" provision as described in Regulation Section 1.704-2(f), and shall be interpreted and applied in all respects in accordance with such Regulation. If there is a net decrease in the minimum gain attributable to a "partner nonrecourse debt" (as defined in Regulation Section 1.704-2(b)(4)) for a fiscal period, then, in addition to the amounts, if any, allocated pursuant to the first sentence of this Subsection 7.4(a), there shall be allocated to each Shareholder or the Trust Advisor with a share of such minimum gain attributable to a "partner nonrecourse debt" items of income and gain for such fiscal period (and, if necessary, subsequent fiscal periods) in proportion to, and to the extent of, an amount equal to the portion of such Shareholder's or Trust Advisor's share of the net decrease in the minimum gain attributable to a "partner nonrecourse debt" during such fiscal period that is allocable to the disposition of Trust Property subject to one or more nonrecourse liabilities of the Trust. However, such amount shall be reduced to the extent (i) the Shareholder or the Trust Advisor contributes capital to the Trust that is used to repay the nonrecourse liability and (ii) the Shareholder's or the Trust Advisor's share of the net decrease in the minimum gain attributable to a "partner nonrecourse debt" is caused by the repayment.

                  (b) If during any fiscal period of the Trust a Shareholder or the Trust Advisor unexpectedly receives an adjustment, allocation or distribution described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), which causes or increases a deficit balance in the Shareholder's or the Trust Advisor's Adjusted Capital Account, there shall be allocated to the Shareholder or the Trust Advisor's items of income and gain (consisting of a pro rata portion of each item of Trust income, including gross income, and gain for such period) in an amount and manner sufficient to eliminate such deficit balance as quickly as possible. The foregoing is intended to be a "qualified income offset" provision as described in Regulation Section 1.704-1(b)(2)(ii)(d), and shall be interpreted and applied in all respects in accordance with such Regulation.

                  (c) Notwithstanding anything to the contrary in Article 4 or this Article 7, any item of deduction, loss or Code Section 705(a)(2)(B) expenditure that is attributable to "partner nonrecourse debt" shall be allocated in accordance with the manner in which the Shareholders or the Trust Advisor bear the economic risk of loss for such debt (determined in accordance with Regulation Section 1.704-2(i)).

                  (d) Solely for federal, state and local income and franchise tax purposes and not for book or Capital Account purposes, income, gain, loss and deduction with respect to property carried on the Trust's books at a value other than its tax basis shall be allocated (i) in the case of property contributed in kind, in accordance with the requirement of Code
Section 704(c) and such Regulations as may be promulgated thereunder from time to time, and (ii) in the case of other property, in accordance with the principles of Code Section 704(c) and the Regulations thereunder, in each case, as incorporated among the requirements of the relevant provisions of the Regulations under Code Section 704(b).

                  (e) All or a portion of the remaining items of Trust income or gain for the fiscal period, if any, shall be specially allocated to the Shareholders in proportion to the cumulative distributions each has received pursuant to Section 8.1(e) from the commencement of the Trust, until the aggregate amounts allocated to each Shareholder pursuant to this Section 7.4(e) for such period and all prior periods equal the cumulative amount of such distributions to such Shareholder.

                  7.5   CURATIVE ALLOCATION. The allocations set forth in
Section 7.4 hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Shareholders and Fund Advisor that, to the extent possible, all Regulatory Allocations will be offset either with other Regulatory Allocations or with special allocations of other items of Trust income, gain, loss, or deduction pursuant to this Section 7.5. Therefore, notwithstanding any other provision of this
Section 7 (other than the Regulatory Allocations), the Fund Advisor shall make such offsetting special allocations in whatever manner it determines appropriate so that, after such offset allocations are made, each partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such partner would have had if the Regulatory Allocations were not part of the Agreement and all Trust items were allocated pursuant to
Section 7.3.


                                  ARTICLE VIII
                 INTEREST OF SHAREHOLDERS IN CASH DISTRIBUTIONS

                  8.1 DISTRIBUTION OF CASH REVENUES. Subject to the terms of this Declaration, the Trust shall make distributions of Cash Revenues out of the Trust's funds in the following manner:

                  (a) INDEBTEDNESS TO SHAREHOLDER OR TRUST ADVISOR. First, to the extent that payments of principal or interest are due, Cash Revenues shall be applied pro rata (in accordance with the percentage of total loans that are owing to each Shareholder and the Trust Advisor) to the payment to the Shareholders and the Trust Advisor of interest and principal, in that order, on loans, if any, made by the Shareholders or the Trust Advisor to the Trust.

                  (b) SPECIAL PROVISIONS. Distributions made in connection with the dissolution and termination of the Trust under Section 14.1 are governed by Section 8.3, and shall be excluded from consideration under Sections 8.1 and 8.2.

                  (c) DISTRIBUTIONS OF CASH REVENUES AFTER THE FINAL CLOSING AND BEFORE PAYOUT. After the Final Closing and until Payout, the Trust will make quarterly distributions of all Cash Revenues that the Trust receives to the extent that the Trust has Cash Available for Distributions. The first such quarterly distribution shall be made within sixty (60) days of the last day of the first calendar quarter ending after the Final Closing. Subsequent quarterly distributions shall be made within sixty (60) days of the end of each quarter thereafter. The Trust will not make a distribution if a majority of the Independent Trustees determine that such distribution would not be in the best interest of the Trust and the Shareholders.

                  All quarterly distributions of Cash Revenue will be made 99% to the Shareholders and 1% to the Trust Advisor until the Shareholders have received Payout.

                  (d) DISTRIBUTIONS OF CASH REVENUES -- AFTER-PAYOUT. After Payout is achieved, Eighty Percent (80%) of all distributions of Cash Revenues made in any calendar year or portion thereof after the application of Sections 8.1(a) and (b) shall be made to the Shareholders and the remaining Twenty Percent (20%) shall be made to the Trust Advisor.

                  8.2 DISTRIBUTIONS OF CASH AVAILABLE FROM REALIZED GAINS ON INVESTMENTS AND ALL SOURCES OTHER THAN CASH REVENUES. In the discretion of the Trust Advisor, and subject to review by the Independent Trustees, cash received from realized gains on Investments and cash available from all sources other than Cash Revenues may be distributed or reserved for general Trust purposes or for future Investments. Reinvestment of proceeds resulting from the sale or refinancing of Trust assets may take place if sufficient cash will be distributed to pay state and federal income tax, if any, created by the sale or refinancing of such assets. Cash available from Investments that is not applied to future Investments or reserved for any other Trust purpose will be distributed quarterly by the Trust, within 60 days after the end of the calendar quarter in the following priority:

                           (a) 99% to the Shareholders, as a class, and 1% to the Trust Advisor, until Payout and

                           (b) 80% to the Shareholders, as a class, and 20% to the Trust Advisor after Payout.

                  To the extent that making any distribution to the Trust Advisor would result in the Trust Advisor's receiving cumulative distributions in excess of that permitted by the Investment Advisers Act, the amount of such distribution will instead be deferred until the payment of such amount does not violate the terms of the Investment Advisers Act, and if, at termination of the Trust, such distribution cannot be made without violating such Act, then the amount that cannot be distributed to the Trust Advisor will be distributed to the Shareholders.

                  8.3 DISTRIBUTIONS UPON DISSOLUTION. Upon dissolution and termination of the Trust under Section 14.1, the proceeds of the sale or other disposition of the Trust Property shall be paid or distributed in the following order of priority:

                           (a) First, there shall be paid to the Trust's creditors, other than Shareholders and the Trust Advisor, funds, to the extent available, sufficient to extinguish current Trust liabilities and obligations, including costs and expenses of liquidation (or provision for payment shall be made, which provision may include a distribution of assets subject to the obligations in question);

                           (b) Second, any debts owed by the trust to the Shareholders or the Trust Advisor shall be paid in proportion thereto;

                           (c) Third, to the Shareholders and the Trust Advisor in proportion to, and to the extent of the excess, if any, of (i) the cumulative distributions to which the Shareholders and the Trust Advisor are entitled under Sections 8.1(d) and 8.2 from the inception of the Trust until the date on which the liquidating distribution is made over (ii) the sum of all prior distributions made to the Shareholders and the Trust Advisor under Sections 8.1(d) and 8.2, provided, however, that no distribution shall be made under this Section 8.3(c) that creates or increases a negative amount in a Shareholder's or the Trust Advisor's Adjusted Capital Account at the end of this fiscal period. This proviso shall be determined as follows: distributions shall be first determined tentatively pursuant to this Section 8.3(c) without regard to the

                  Shareholders' and the Trust Advisor's Capital Accounts and then the allocation provisions of Article 4 shall be applied tentatively as if such tentative distributions had been made. If any Shareholder or the Trust Advisor shall thereby have a negative amount in the Shareholder's or the Trust Advisor's Adjusted Capital Account, the actual distribution to the Shareholder or the Trust Advisor under this Section 8.3(c) shall be equal to the tentative distribution to the Shareholder or the Trust Advisor less the negative amount in the Adjusted Capital Account after application of the tentative allocation; and

                           (d)   Fourth, the balance, if any, to the
                  Shareholders and the Trust Advisor in accordance with their Capital Accounts, after giving effect to all adjustments to Capital Accounts for all fiscal periods through and including the fiscal period in which dissolution occurs.

                  8.4 LIMITATION. Notwithstanding any other provision of this Declaration, no distribution may be made selectively to one Shareholder or group of Shareholders but must be made ratably to all Shareholders entitled to that type of distribution at that time, subject to the provisions of Section 12.11(b).

                  8.5 DISTRIBUTION IN KIND. The Trust may elect to make distribution in kind of any of the assets of the Trust that consist of readily marketable securities. If the Trust elects to make distribution in kind of any of the assets of the Trust other than readily marketable securities, it shall give notice of its election to each Shareholder, specifying the nature and value of all such assets to be distributed in kind, the risks associated with the direct ownership of the assets, the deadline for giving notice of refusal to accept a distribution in kind and to the extent advisable, the estimated time necessary for the Trust to liquidate assets if those assets are not distributed and other information as required. In making such election, the Trust shall not arbitrarily value assets to be distributed in kind nor shall it specify assets to be distributed in kind in such a manner as to unreasonably advantage or disadvantage any Shareholder. A Shareholder may refuse to accept a distribution in kind by giving written notice to the Trust not later than thirty (30) days after the effective date of the Trust's notice of distribution. If a Shareholder refuses distribution in kind, the Trust shall retain in the Trust's name the portion of the assets that were to be distributed in kind and that were to be allocated to the refusing Shareholder (the "Retained Assets") and shall liquidate the Retained Assets in accordance with this Declaration. Upon liquidation of the Retained Assets, the sum realized shall be distributed to the Shareholder refusing distribution in kind in full discharge of the Trust's obligation to distribute the Retained Assets. In determining the Capital Accounts, a distribution of assets in kind shall be considered a sale of the property distributed so that any unrealized gain or loss with respect to such property shall be deemed to have been realized and allocated in accordance with
Article 4.

                  8.6 AMOUNTS WITHHELD. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment or distribution to the Trust, the Shareholders, or the Trust Advisor shall be treated as amounts distributed pursuant to this Article 8 for all purposes under this Declaration. The Trust may allocate any such amounts among the Shareholders and the Trust Advisor in any manner that is in accordance with applicable law.

                  8.7 LIMITATION. Distributions to Shareholders shall not be made to the extent they are prohibited by restrictions contained in the Investment Company Act, the Delaware Act or other provisions of this Declaration.

                                   ARTICLE IX
                                FEES AND EXPENSES

                  9.1 ORGANIZATIONAL AND OFFERING EXPENSES. The Trust shall pay out of Trust Property all Organizational and Offering Expenses. If the Organizational and Offering Expenses (excluding sales commissions and discounts, the Syndication Fee and the Underwriting Fee) exceed Three and One-half Percent (3.5%) of the aggregate Capital Contributions, the Trust Advisor shall pay such excess.

                  9.2 MARKETING COSTS. The Trust may pay commissions to the Dealer Manager, and reimburse the expenses of the Dealer Manager in connection with the offering of the Shares, provided such payments and reimbursements are made pursuant to the terms of a written agreement, approved by the Independent Trustees.

                  9.3 REIMBURSEMENT OF EXPENSES OF CORPORATE TRUSTEE. The Trust shall reimburse the Corporate Trustee for all actual and necessary direct expenses paid or incurred in connection with the operation of the Trust.

                  9.4 MANAGEMENT AGREEMENT. As compensation for the Trust Advisor's performance under the Management Agreement, the Trust shall pay the Trust Advisor a management fee, pay expenses of the Trust and reimburse the Trust Advisor for Trust expenses paid by the Trust Advisor, all in accordance with the terms of the Management Agreement.

                  9.5 PORTFOLIO TRANSACTION EXPENSES. In respect of the acquisition or disposition of all or a portion of the investments that the Trust may make, the Trust may be required to or may find it most advantageous to engage a broker or similar adviser and to pay a brokerage fee to the broker or other persons responsible for bringing the acquisition or disposition opportunity to the Trust's attention or for investigating, evaluating or negotiating the acquisition or disposition of the Trust's interest therein. Where permitted, if an Affiliate of the Trust Advisor performs those services in respect of an investment acquisition or disposition opportunity for the Trust, the Affiliate of the Trust Advisor so providing those services shall be entitled to receive a brokerage fee from the Trust not exceeding the amount permitted by Section 57 of the Investment Company Act. The Trust may pay Acquisition Fees and Acquisition Expenses that do not exceed 3.5% of the proceeds of the offering. All brokerage fees, Acquisition Fees and Acquisition Expenses must be at competitive rates. Other services provided by a Sponsor cannot be considered in charging a brokerage fee higher than the competitive rate for brokerage services only.


                                    ARTICLE X
                                   ACCOUNTING

                  10.1 ELECTIONS. The Trust shall elect the calendar year as its fiscal year. The Trust shall adopt the accrual method of accounting or such other method of accounting as the Trust shall determine. The Trust shall elect to be taxed only as a partnership. The Trust shall not be required to make an election under Section 754 of the Code or corresponding state taxation laws.

                  10.2 BOOKS AND RECORDS. The Trust's books and records shall be kept at the principal place of business of the Trust and shall be maintained on the basis utilized in preparing the Trust's federal income tax return with such adjustments in accounting as are required by this Declaration or as the Trust determines would be in the best interests of the Trust.

                  10.3 REPORTS. (a) The Trust will keep each Shareholder currently advised as to activities of the Trust by reports furnished at least quarterly. Each quarterly report will contain a condensed statement of "Cash Flow From Operations" for the year to date, as determined by the Trust Advisor in conformity with generally accepted accounting principles, on a basis consistent with that of the annual and quarterly financial statements, and showing its derivation from net income. An independent certified public accounting firm selected by the Trust will prepare the Trust's federal income tax return as soon as practicable after the conclusion of each year and each Shareholder will be furnished, at that time, with the necessary accounting information for each Shareholder to take into account and report separately such Shareholder's distributive share of the income and deductions of the Trust. The Trust will use its reasonable best efforts to obtain the information necessary for the accounting firm as soon as practicable and to transmit the resulting accounting and tax information to the Shareholders as soon as possible after receipt from the accounting firm. The Trust shall furnish each Shareholder as soon as practicable after the conclusion of each year annual financial statements of the Trust that have been audited by the Trust's independent certified public accounting firm. The annual financial statements will include in the notes thereto a reconciliation of net income as reported therein to the annual reported cash flow from operations and to net income for tax purposes.

                  (b) In amplification of the requirements of (a) above, the Sponsor shall cause to be prepared and distributed to Shareholders during each year the following reports:

                        (1) Within sixty (60) days after the end of each quarter of the Trust, a report containing the same financial information contained in the Trust's Quarterly Report on Form 10-Q filed by the Trust under the Securities Exchange Act of 1934.

                        (2) Within sixty (60) days of the end of the first six (6) months of each fiscal year, a report, prepared on the same accounting basis to be utilized in the annual reports, containing:

                                 (i)     a balance sheet, which may be
                                         unaudited;

                                 (ii)    a statement of income for the period
                                         then ended, which may be unaudited;

                                 (iii) a statement of Shareholders' equity for the period then ended, which may be unaudited;

                                 (iv) a statement of Cash Flow for the period then ended, which may be unaudited; and

                                 (v) other pertinent material regarding the Trust and its activities during the period covered by the report.

                        (3) Within one hundred twenty (120) days after the end of the Trust's fiscal year, an annual report containing:

                                 (i)     a balance sheet as of the end of
                                         each fiscal year and statements of
                                         income, Shareholders' equity, and
                                         Cash Flow, for the year then ended,
                                         all of which shall be prepared in
                                         accordance with generally accepted
                                         accounting principles and
                                         accompanied by an auditor's report
                                         containing an opinion of an
                                         independent certified public
                                         accountant; and

                                 (ii)    a report of the activities of the
                                         Trust during the period covered by
                                         the report; and

                                 (iii)   a report setting forth distributions
                                         to Shareholder for the period
                                         covered thereby and separately
                                         identifying distributions from:

                                         (A)      Cash Flow from operations
                                                  during the period;

                                         (B)      Cash Flow from operations
                                                  during a prior period which
                                                  have been held as reserves;

                                         (C)      proceeds from disposition of
                                                  Trust assets; and

                                         (D)      reserves from the gross
                                                  proceeds of the offering
                                                  originally obtained from the
                                                  Shareholders.

                        (4) Within seventy-five (75) days after the end of the Trust's fiscal year, all information necessary for the preparation of the Shareholders' federal income tax returns.

                  (c) The annual report to Shareholders shall contain a breakdown of the costs reimbursed to the Sponsor. Within the scope of the annual audit of the Trust Advisor's and Corporate Trustee's financial statements, the independent certified public accountants must issue a special report on the allocation of such costs to the Trust. The special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports.

                  (d) Within 180 days after the end of each year following the first anniversary of the Termination Date, the Trust shall provide the Shareholders with an estimated valuation per Share based, if possible, upon a generally accepted method or methods of valuation of the Trust Property.

                  10.4 BANK ACCOUNTS. The Trust shall maintain separate segregated accounts in its name at one or more commercial banks, and the cash funds of the Trust shall be kept in any of those accounts as determined by the Trust.

                  10.5 TEMPORARY INVESTMENTS. Pending investment in Portfolio Companies, to the extent the Trust's funds are not otherwise committed to transactions or required for other purposes, the Trust will invest its available funds in interest-bearing bank accounts, bank money market accounts (not money market mutual funds), Treasury securities and/or certificates of deposit with maturities of less than one year (collectively, "Temporary Investments"). Temporary Investments may also include commercial paper (rated or unrated) and other short-term securities. Temporary Investments constituting cash, cash items, securities issued or guaranteed by the United States Treasury or United States government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody's Investor Services, Inc. or Standard & Poor's Corporation, or if not rated, issued by a company having an outstanding debt issue so rated, or corporate bonds rated at least A) with maturities of less than one year at the time of investment will qualify for determining whether the Trust has 70% of its total assets invested in Managed Companies or in qualified Temporary Investments for purposes of the business development company provisions of the Investment Company Act.


                                   ARTICLE XI
                     RIGHTS AND OBLIGATIONS OF SHAREHOLDERS

                  11.1 PARTICIPATION IN MANAGEMENT. No Shareholder (other than the Trust Advisor acting in its capacity as such) shall have the right, power, authority or responsibility to participate in the ordinary and routine management of the Trust's affairs or to bind the Trust in any manner.

                  11.2 RIGHTS TO ENGAGE IN OTHER VENTURES. No Shareholder or any officer, director, shareholder or other person holding a legal or beneficial interest in any Shareholder shall, by virtue of his ownership of a direct or indirect interest in the Trust, be in any way prohibited from or restricted in engaging in, or possessing an interest in, any other business venture of a like or similar nature.

                  11.3 LIMITATIONS ON TRANSFERABILITY. The interest of a Shareholder shall not be transferable except under the conditions set forth in Article 13 hereof.

                  11.4 INFORMATION. (a) Each Shareholder's rights to obtain information from the Trust from time to time are set forth in this Section. Every Shareholder shall at all times have access to the records of the Trust and may inspect and copy any of them. In addition to information provided under Section 10.3, each Shareholder shall be provided on request with the following:

                        (1) True and full information regarding the status of the Trust's business and financial condition;

                        (2) Promptly after becoming available, a copy of the Trust's federal, state and local income tax returns or information returns for the preceding year and prior years to the extent reasonably available;

                        (3)      A copy of the Certificate and this
                                 Declaration and all amendments thereto;

                        (4) True and full information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Shareholder and which any Shareholder has agreed to contribute in the future, and the date on which each current Shareholder acquired his Shares; and

                        (5) Such other information regarding the Trust's affairs as is just and reasonable.

                  (b) An alphabetical list of the names, addresses and business telephone numbers of the Shareholders of the Trust along with the number of Shares held by each of them (the "Shareholder list") shall be maintained as a part of the books and records of the Trust and shall be available for inspection by any Shareholder or its designated agent at the home office of the Trust upon the request of the Shareholder. With respect to the Shareholder list:

                        (1) The Shareholder list shall be updated at least quarterly to reflect changes in the information contained therein.

                        (2) A copy of the Shareholder list shall be mailed to any Shareholder requesting the Shareholder list within ten (10) days of the request. The copy of the Shareholder list shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). A reasonable charge for copy work may be charged by the Trust.

                        (3) The purposes for which a Shareholder may request a copy of the Shareholder list include, without limitation, matters relating to Shareholders' voting rights under the Declaration of Trust and the exercise of Shareholders' rights under federal proxy laws.

                        (4) If the Sponsor of the Trust neglects or refuses to exhibit, produce, or mail a copy of the Shareholder list as requested, the Sponsor shall be liable to any Shareholder requesting the list for the costs, including attorneys' fees, incurred by that Shareholder for compelling the production of the Shareholder list, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder list is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Sponsor may require the Shareholder requesting the Shareholder list to represent that the list is not requested for a commercial purpose unrelated to the Shareholder's interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder list are in addition to, and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.

                  (c) The Trust shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing that information and documents. Costs of providing information and documents shall be borne by the requesting Shareholder except for DE MINIMIS amounts consistent with the Trust's ordinary practices. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining and resisting unreasonable requests (in whole or in part) for information.

                  (d) The Trust may keep confidential from Shareholders for such period of time as it deems reasonable any information that it reasonably believes to be in the nature of trade secrets or other information that the Trust in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

                  (e) The Trust may keep its records in other than written form if capable of conversion into written form within a reasonable time.

                  (f) All demands or requests for information under this Section shall be solely for a purpose reasonably related to the Shareholder's interest in the Trust. All requests or demands for information under this Section shall be in writing and shall state the purpose of the demand; the Trust's acceptance or oral requests shall not waive or limit the scope of this provision. Any action to enforce rights under this Section may be brought in the Delaware Court of Chancery, subject to Section 15.4.

                  11.5 SALE OF ASSETS. A Majority of the Shareholders may cause the sale, exchange, lease, mortgage, pledge or transfer of all or substantially all of the Trust's assets not in the ordinary course of operation of Trust Property.


                                   ARTICLE XII
                     POWERS, DUTIES AND LIMITATIONS OF TRUST
                        ADVISOR AND INDEPENDENT TRUSTEES

                  12.1 MANAGEMENT OF THE TRUST. The Trust Advisor shall have full, exclusive and complete discretion in the management and control of the Trust, except as otherwise provided herein. The Trust Advisor agrees to manage and control the affairs of the Trust to the best of its ability and to conduct the operations contemplated under this Declaration in a careful and prudent manner and in accordance with good industry practice. The Trust Advisor may bind the Trust.

                  12.2 ACCEPTANCE OF SUBSCRIPTIONS. The Trust Advisor shall not cause the Trust to accept any subscription for Shares except as provided in Article I.

                  12.3 SPECIFIC LIMITATIONS. (a) The Trust Advisor shall not take any of the following actions without the approval of a Majority of
Shareholders:

                        (1) Any act in contravention of this Declaration or the Certificate;

                        (2) Any act that would make it impossible to carry on the Trust's ordinary business;

                        (3) Effecting a confession of judgment against the Trust in an amount exceeding Ten Percent (10%) of the aggregate Capital Contributions;

                        (4) Causing the dissolution or termination of the Trust prior to the expiration of its term, except as provided under Article 14;

                        (5) Possessing Trust Property or assigning rights in specific Trust Property for other than a Trust purpose; or

                        (6) Constituting any other person as a Trust Advisor, except as provided in Article 14.

                  (b) The Trust Advisor shall not sell, exchange, lease, mortgage, pledge or transfer all or substantially all of the Trust's assets if not in the ordinary course of operation of Trust Property or amend this Declaration without the approval of a Majority of the Shareholders except as specified in this Declaration.

                  (c) The Trustees, the Trust or the Trust's agents shall not take any action that is prohibited to the Trust Advisor by this or any other provision of this Declaration and shall take all actions necessary or advisable to carry out actions specified in this Section that are approved as specified herein.

                  (d) The Trust Advisor shall not cause the merger or other reorganization of the Trust without the approval of a Majority of the Shareholders.

                  (e)   A Sponsor shall not acquire assets from the Trust.

                  (f) The Trust may not lease assets to the Sponsor. The Trust shall not purchase or lease assets from the Sponsor. Notwithstanding the foregoing, the Sponsor may purchase (but not from an affiliated program) assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Trust, provided that all of the following conditions are met: (i) The assets are purchased by the Trust for a price no greater than the cost of the assets to the Sponsor. (ii) All income generated by, and expenses associated with, the assets so acquired shall be treated as belonging to the Trust.
(iii) There are no other benefits arising out of such transaction to the Sponsor apart from compensation otherwise permitted in this Declaration.

                  (g)   No loans may be made by the Trust to the Sponsor.

                  (h) The Trust may not acquire assets in exchange for Shares.

                  (i) The Trust shall not give the Sponsor an exclusive right to sell or exclusive employment to sell assets for the Trust.

                  (j) The Trust shall not pay, directly or indirectly, a commission or fee to a Sponsor, except as part of a Front End Fee, in connection with the reinvestment of Cash Available For Distribution or of the proceeds of the resale, exchange, or refinancing of Trust assets.

                  (k) No rebates or give-ups may be received by the Sponsor nor may the Sponsor participate in any reciprocal business arrangements which would circumvent the provisions of this Declaration, or which would circumvent the restrictions against dealing with Affiliates or promoters.

                  (l) No Sponsor shall directly or indirectly pay or award any commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential Shareholder, provided, however, that this clause shall not prohibit the payment to a registered broker-dealer or other properly licensed person of normal sales commissions and expense reimbursements in connection with the sale of the Shares.

                  (m) The funds of the Trust shall not be commingled with the funds of any other persons.

                  (n) Investment in Other Programs. (i) The Trust shall be permitted to invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, if the Trust, alone or together with any publicly registered Affiliate of the Trust, acquires a controlling interest in such a general partnership or joint venture, but in no event shall duplicate fees be permitted. For purposes of this section, "controlling interest" means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to:

                                         (A)      review all contracts
                                                  entered into by the general
                                                  partnership or joint
                                                  venture that will have a
                                                  material effect on its
                                                  business or assets;

                                         (B)      cause a sale or refinancing
                                                  of the assets or its
                                                  interest therein subject,
                                                  in certain cases where
                                                  required by the partnership
                                                  or joint venture agreement,
                                                  to limits as to time,
                                                  minimum amounts and/or a
                                                  right of first refusal by
                                                  the joint venture partner;

                                         (C)      approve budgets and major
                                                  capital expenditures,
                                                  subject to a stated minimum
                                                  amount;

                                         (D)      veto any sale or
                                                  refinancing of the assets,
                                                  or alternatively, to
                                                  receive a specified
                                                  preference on sale or
                                                  refinancing proceeds; and

                                         (E)      exercise a right of first
                                                  refusal on any desired sale
                                                  or refinancing by the joint
                                                  venture partner of its
                                                  interest in the assets,
                                                  except for transfer to an
                                                  Affiliate of the joint
                                                  venture partner.

                        (ii) The Trust shall be permitted to invest in general partnerships or joint ventures with other publicly registered Affiliates of the Trust if all of the following conditions are met:

                                         (A)      The Trust and such Affiliate
                                                  have substantially identical
                                                  investment objectives.

                                         (B)      There are no duplicate fees.

                                         (C)      The compensation payable by
                                                  the general partnership or
                                                  joint venture to the Sponsors
                                                  in each program that invests
                                                  in such partnership or joint
                                                  venture is substantially
                                                  identical.

                                         (D)      Each program has a right of
                                                  first refusal to buy if the
                                                  other program wishes to sell
                                                  assets held in the joint
                                                  venture.

                                         (E)      The investment of each program
                                                  is on substantially the same
                                                  terms and conditions.

                                         (F)      The Prospectus discloses the
                                                  potential risk of impasse
                                                  on joint venture decisions
                                                  since no program controls, and
                                                  the potential risk that while
                                                  a program may have the right
                                                  to buy the assets from the
                                                  partnership or joint venture,
                                                  it may not have the resources
                                                  to do so.

                                         (G)      The transaction is otherwise
                                                  in compliance with the
                                                  Investment Company Act of
                                                  1940.

                        (iii) The Trust shall be permitted to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Trust only if all of the following conditions are met.

                                         (A)      The investment is necessary
                                                  to relieve the Sponsor from
                                                  any commitment to purchase
                                                  the assets entered into in
                                                  compliance with Section
                                                  12.3(f) prior to the
                                                  closing of the offering
                                                  period of the program.

                                         (B)      There are no duplicate fees.

                                         (C)      The investment of each entity
                                                  is on substantially the same
                                                  terms and conditions.

                                         (D)      The program has a right of
                                                  first refusal to buy if the
                                                  Sponsor wishes to sell assets
                                                  held in the joint venture.

                                         (E)      The Prospectus discloses
                                                  the potential risk of impasse
                                                  on joint venture decisions.

                                         (F)      The transaction is otherwise
                                                  in compliance with the
                                                  Investment Company Act of
                                                  1940.

                        (iv) Programs structured to conduct operations through separate single-purpose entities managed by the Sponsor (multi-tier arrangements) shall be permitted provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained in this Declaration. In particular, all such program agreements shall accompany the Prospectus, if available, and shall contain provisions which assure that all of the following restrictions will be present:

                                         (A)      There will be no
                                                  duplication or increase in
                                                  Organizational and Offering
                                                  Expenses, Sponsor's
                                                  compensation, program
                                                  expenses or other fees and
                                                  costs.

                                         (B)      There will be no
                                                  substantive alteration in
                                                  the fiduciary and
                                                  contractual relationship
                                                  between the Sponsor and the
                                                  Shareholders.

                                         (C)      There will no diminishment
                                                  in the voting rights of
                                                  Shareholders.

                        (v) Other than as specifically permitted in Subsections ii), (iii) and (iv) above, the Trust shall not be permitted to invest in general partnerships or joint ventures with Affiliates.

                        (vi) The Trust shall be permitted to invest in general partnership interests of limited partnerships only if the Trust, alone or together with any publicly registered Affiliate of the Trust meeting the requirements of Subsection (ii) above, acquires a "controlling interest" as defined in Subsection (i), no duplicate fees are permitted, and no additional compensation is paid to the Sponsor.

                  (o) On financing made available to the Trust by the Sponsor, the Sponsor may not receive interest in excess of the lesser of the Sponsor's cost of funds or the amounts which would be charged by unrelated lending institutions on comparable loans for the same purpose. The Sponsor shall not impose a prepayment charge or penalty in connection with such financing and the Sponsor shall not receive points or other financing charges. The Sponsor shall be prohibited from providing permanent financing for the Trust. For purposes of this Section, "permanent financing" shall mean any financing with a term in excess of twelve (12) months.

                  12.4 SPECIFIC POWERS. In addition to the powers and duties otherwise provided for in this Declaration, the Trust Advisor has the following powers and duties, subject to the supervision and review of the Board under Section 12.5:

                  (a) To direct or supervise the Corporate Trustee, the Trust and the Trust's agents in the exercise of any action relating to the Trust's affairs, including without limitation the powers described in Section 1.8;

                  (b) To take the actions specified in Section 12.3 permitted upon requisite approvals, provided the approvals specified therein are obtained;

                  (c) To amend this Declaration as specified in Section 15.8(a) or as otherwise specifically permitted by the provisions of this Declaration;

                  (d) To lend money to the Trust (without being obligated to do so) if such loan bears interest at a reasonable rate not exceeding the Trust Advisor's interest cost or the amount that would be charged to the Trust by an unrelated lender on a comparable loan for the same purpose (without reference to the financial abilities or guarantees of the Trust Advisor). The Trust Advisor may not receive points or other financing charges or fees regardless of the amount loaned to the Trust. Before making any loans to the Trust, a Trust Advisor will attempt to obtain a loan from an unrelated lender secured, if at all, only by Trust Property;

                  (e) To approve in its sole discretion any transfer of Shares;

                  (f) To terminate the offering of Shares at any time prior to the Termination Date, provided that the Escrow Date has occurred;

                  (g) To withdraw the offering of Shares at any time as provided in Section 1.6;

                  (h) To take any action in its discretion that may be necessary, advisable or appropriate to maintain the Trust's status as a business development company under the Investment Company Act, without any requirement to give notice to or to obtain the prior or subsequent consent of any Shareholder;

                  (i) To acquire such assets or properties, real or personal, as the Trust Advisor in its sole discretion deems necessary or appropriate for the conduct of the Trust's business and to sell, exchange, distribute to Shareholders in kind or otherwise dispose of any part of the Trust Property in the ordinary course of the operation of the Trust Property;

                  (j) To waive any fees or compensation payable to it and to credit such waived amount in its discretion against any obligations it may have to contribute capital under Section 14.7;

                  (k)   To defer any fees or compensation payable to it;

                  (l) To provide, or arrange for the provision of, managerial assistance to those persons in which the Trust invests; and

                  (m) To establish valuation principles and to periodically apply such principles to the Trust's investment portfolio.

                  (n) To modify any provision of this Declaration, if, in the opinion of counsel to the Trust and the Trust Advisor, such modification is necessary to cause the allocations contained in this Declaration to have substantial economic effect in accordance with the final regulations relating to Section 704 of the Code or any other statutory provision or regulation relating to such allocations.

                  12.5 INDEPENDENT TRUSTEES. (a) There shall be at least two Independent Trustees at all times. The number of Independent Trustees may be increased (but to not more than eight) or decreased (but to not fewer than two) from time to time by action of a majority of the Trust Advisor and the Independent Trustees, acting together (collectively, the "Board'). At all times a majority of the members of the Board shall be Independent Trustees who are not "interested persons" of the Trust as defined by Section 2(a)(19) of the Investment Company Act. If at any time Fifty Percent (50%) or more of the members of the Board are "interested persons," the Trust will take action under Section 12.5(b) within 90 days to correct that condition. The Independent Trustees shall have terms of indefinite duration, subject only to removal, incapacity or resignation under this Section 12.5.

                  (b) Vacancies, however caused, in the authorized number of Independent Trustees shall be filled by a majority of the remaining Board members. If no Independent Trustee remains, the Trust Advisor shall call a special meeting of Shareholders for the purpose of electing Independent Trustees within 90 days after the last vacancy results. At the inception of this Trust, the Independent Trustees may be appointed by the Corporate Trustee or by the action of the Shareholders.

                  (c) The Trust shall not take any of the following actions except after either a meeting of the Board at which at least a majority of the Board and a majority of the Independent Trustees approve the action (if there are only two Independent Trustees, both shall be required to approve); or approval by a Majority of the Shareholders and by a majority of the Independent Trustees at a meeting (if there are only two Independent Trustees, both shall be required to approve):

                        (1) Execution of and renewal of a Management Agreement between the Trust and the Trust Advisor or any other agreement under which a person is to act as an investment adviser for the Trust (the initial execution of a Management Agreement or investment adviser agreement shall also require the approval of a Majority of the Shareholders);

                        (2) Execution and renewal of a Dealer Manger Agreement with the Dealer Manager, or of any agreement with a person who undertakes regularly to serve or act as principal underwriter for the Trust; and

                        (3) Appointment of independent certified public accountants for the Trust.

                  (d) The Trust shall not effect any sale of Shares below the then current net asset value (as defined in the Investment Company Act) unless at a meeting of the Board at least a majority of the Board and a majority of the Independent Trustees approve the action (if there are only two Independent Trustees, both shall be required to approve).

                  (e) The Board shall also supervise and review the actions of the Trust Advisor in managing the Trust and shall have the right to require action by the Trust Advisor to the extent necessary to carry out the fiduciary duties of the Board's members. The Board shall also perform all other duties imposed on directors of business development companies by the Investment Company Act. Except as expressly authorized by this Declaration or the Investment Company Act, the Independent Trustees shall not have any management or administrative powers over the Trust or the Trust Property. The Independent Trustees shall not take any action except at a meeting of the Board or by unanimous written consent of the Independent Trustees and the Trust Advisor.

                  (f) The Board shall meet at least quarterly on the call of the Trust Advisor and at such other times as determined by the Board. Except to the extent conflicting with the Delaware Act, the Investment Company Act or this Declaration, the law of Delaware governing meetings of directors of corporations shall govern meetings, voting and consents by the members of the Board. The Trust Advisor may be represented for any purpose by any of its officers.

                  (g) As compensation for services rendered to the Trust, each Independent Trustee who is not an "interested director" as defined by the Investment Company Act shall be paid by the Trust the sum of (i) $12,000 annually, plus (ii) $1,000 per meeting of the Board attended up to a maximum of $24,000 in meeting fees per year, for a total maximum of $36,000 annually. The Trust shall reimburse the Independent Trustees for all reasonable out-of-pocket expenses relating to attendance at meetings or otherwise performing his duties hereunder. The Board may review the compensation payable to the Independent Trustees annually and may increase or decrease it as the Board sees reasonable. No compensation shall be payable by the Trust to the Independent Trustees or to any other Managing Persons for their services except as specified by this Declaration, under a management or underwriting agreement approved under this Section 12.5 or indirectly as an officer, director, stockholder or employee of the Trust Advisor or other Managing Person otherwise entitled to receive compensation hereunder.

                  (h) Any Independent Trustee may resign if he or she gives notice to the Trust of his or her intent to resign and cooperates fully with any successor Independent Trustee appointed under Section 2.5(b), effective on the designation of the successor Independent Trustee.

                  (i) Any Independent Trustee may be removed, either for cause by the action of at least two-thirds of the remaining members of the Board; or by action of a Majority of the Shareholders. Removal of an Independent Trustee shall not affect the validity of any actions taken prior to the date of removal.

                  12.6 OFFICERS OF TRUST. (a) The Trust Advisor may appoint a President, one or more Vice Presidents as designated by the Trust Advisor, a Secretary and such other officers and agents as the Trust Advisor may from time to time consider appropriate, none of whom need be a Shareholder. Except as otherwise prescribed by the Trust Advisor or in this Declaration, each officer shall have the powers and duties usually appertaining to a similar officer of a Delaware corporation under the direction of the Trust Advisor and shall hold office at the pleasure of the Trust Advisor. Any two or more offices may be held by the same person. Any officer may resign by delivering a written resignation to the Trust Advisor and such resignation shall take effect upon delivery or as specified therein.

                  (b) All conveyances of real property or any interest therein by the Trust may be made by the Corporate Trustee, which shall execute on behalf of the Trust any instruments necessary to effect the conveyance. A certificate of the Secretary of the Trust stating compliance with this Section 12.6(b) shall be conclusive in favor of any person relying thereon.

                  (c) All other documents, agreements, instruments and certificates that are to be made, executed or endorsed on behalf of the Trust shall be made, executed or endorsed by such officers or persons as the Trust Advisor shall from time to time authorize and such authority may be general or confined to specific instances. In the absence of other provisions, the President, any Vice President, the Chief Financial Officer or the Chief Operating Officer of the Trust Advisor are authorized to execute any document, to take any action on behalf of the Trust Advisor, acting on behalf of the Trust within this Section 12.6(c).

                  12.7 PRESUMPTION OF POWER. The execution by the Corporate Trustee, the Trust Advisor or the officers of either on behalf of the Trust of leases, assignments, conveyances, contracts or agreements of any kind whatsoever shall be sufficient to bind the Trust. No person dealing with the Trust Advisor or its officers, acting on behalf of the Trust, shall be required to determine their authority to make or execute any undertaking on behalf of the Trust, nor to determine any fact or circumstances bearing upon the existence of their authority nor to see the application or distribution of revenues or proceeds derived therefrom, unless and until such person has received written notice to the contrary.

                  12.8 OBLIGATIONS NOT EXCLUSIVE. The Trust Advisor and the Trustees shall be required to devote only such part of their time as is reasonably needed to manage the business of the Trust, it being understood that the Trust Advisor and the Trustees have and shall have other business interests and therefore shall not be required to devote their time exclusively to the Trust. The Trust Advisor and the Trustees shall in no way be prohibited from or restricted in engaging in, or possessing an interest in, any other business venture of a like or similar nature. Nothing in this
Section 12.8 shall relieve the Trust Advisor of other fiduciary obligations to the Shareholders, except as limited in Article 3. Notwithstanding anything to the contrary contained in this Article or elsewhere in this Declaration, the Trust Advisor shall have no duty to take any affirmative action with respect to management of the Trust business or the Trust Property which might require the expenditure of monies by the Trust or the Trust Advisor unless the Trust then has such monies available for the proposed expenditure. Under no circumstances shall the Trust Advisor be required to expend its own funds in connection with the day to day operation of Trust business.

                  12.9 RIGHT TO DEAL WITH AFFILIATES. No act of the Trust shall be affected or invalidated by the fact that a Managing Person may be a party to or have an interest in any contract or transaction of the Trust, provided that the act is otherwise in compliance with the Investment Company Act and that the fact of the Managing Person's interest shall be disclosed or shall have been known to the Shareholders or the contract or transaction is at prevailing rates or on terms at least as favorable to the Trust as those available from persons who are not Managing Persons, except that no Managing Person shall acquire assets from the Trust and the Trust shall not acquire any asset from a Managing Person except to the extent permitted by the Investment Company Act.

                  12.10 MANAGEMENT SHARE. The Trust Advisor shall be credited with a Management Share which shall have no voting rights and shall be deemed to have attached to it the rights appertaining to the Trust Advisor under this Declaration. No Management Share shall be held by or transferred to a person who is not a Trust Advisor except as provided by Section 13.1.

                  12.11 REMOVAL OF TRUST ADVISOR. (a) The holders of at least Ten Percent (10%) of the Shares may propose the removal of a Trust Advisor, either by calling a meeting or soliciting consents in accordance with the terms of this Declaration. On the affirmative vote of a Majority of the Shareholders (excluding Shares held by the Trust Advisor that is the subject of the vote or by its Affiliates), such Trust Advisor shall be removed. A majority of the Independent Trustees may also remove the Trust Advisor.

                  (b) In the event of any such removal or other incapacity (other than voluntary resignation without cause) of a Trust Advisor as enumerated in Section 14.1(c), the former Trust

Advisor may elect in its sole discretion to take and to cause the Trust to take one of the following courses of action:

                        (1) The former Trust Advisor may elect to exchange its Management Share for a series of cash payments from the Trust to the former Trust Advisor in amounts equal to the amounts of distributions to which the former Trust Advisor would otherwise have been entitled under this Declaration in respect of investments made by the Trust prior to the date of the removal or other incapacity. Such payments shall be payable out of the Trust's available cash before any distribu tions are made to the Shareholders pursuant to this Declaration. For purposes of this
                                 Section 12.11(b)(1), from and after the date of any such removal or other incapacity: the former Trust Advisor's interest in the Trust attributable to its Management Share shall be terminated and its Capital Account shall be reduced by the amount which is attributable to its Management Share and
                                 (ii) the former Trust Advisor shall continue to receive its pro rata share of all allocations to Shareholders provided in this Declaration that are attributable to Shares acquired by the former Trust Advisor.

                        (2) In the alternative, subject to the Trust's obtaining an exemptive order from the Securities and Exchange Commission, if required, the former Trust Advisor may elect to engage a qualified independent appraiser and cause the Trust to engage a separate qualified independent appraiser (at the Trust's expense in each case), who shall value the Trust Property as of the date of such removal or other incapacity as if the Trust Property had been sold at its fair market value so as to include all unrecognized gains or losses. If the two appraisers cannot agree on a value, they shall appoint a third independent appraiser (whose cost shall be borne by the Trust) whose determination, made on the same basis, shall be final and binding. Based on the appraisal, the Trust shall make allocations to the former Trust Advisor's Capital Account of Profits, Losses and other items resulting from the appraisal as of the date of such removal or other incapacity as if the Trust's fiscal year had ended solely for the purpose of determining the former Trust Advisor's Capital Account. If the former Trust Advisor has a positive Capital Account after such allocation, the Trust shall deliver a promissory note of the Trust to the former Trust Advisor, with a principal amount equal to the former Trust Advisor's Capital Account and which shall bear interest at a rate per annum equal to the prime rate in effect on the date of removal or other incapacity, as set forth on such date in the Money Rates section of the Wall Street Journal (or if not published on such date, then on the first date immediately preceding such date that it is published) with interest payable annually and principal payable only from Twenty Percent (20%) of any available cash before any distributions thereof are made to the Shareholders under this Declaration. If the Capital Account of the former Trust Advisor has a negative balance after such allocation, the former Trust Advisor shall contribute to the capital of the Trust in its discretion either cash in an amount equal to the negative balance in its Capital Account or a promissory note to the Trust in such principal amount maturing five years after the date of such removal or other incapacity, bearing interest at the rate specified above. For purposes of this
                                 Section 12.11(b)(2), from and after the date of any such removal or other incapacity, the former Trust Advisor's interest in the Trust shall be terminated and the former Trust Advisor shall no longer have any interest in the Trust other than the right to receive the promissory note and payments thereunder as provided above. The former Trust Advisor shall continue to receive its pro rata share of all allocations to Shareholders provided in this Declaration that are attributable to Shares acquired by the former Trust Advisor.

                        (3) If the Trust and the Trust Advisor cannot agree upon the amount to be paid to the Trust Advisor pursuant to this section, the Trust may require that such amount be determined by arbitration in accordance with the then current rules of the American Arbitration Association. The expense of arbitration shall be borne equally by the terminated Trust Advisor and the Trust.

                  (c) In the event that a Trust Advisor is removed or no longer serves as a Trust Advisor due to an incapacity enumerated in Section 14.1(c), the former Trust Advisor shall not be entitled to any uncollected fees specified in Article 9 to the extent not accrued before the date of such removal or other incapacity.

                  12.12 INDEMNIFICATION OF DEALER MANAGER. Notwithstanding anything to the contrary contained in this Declaration, no person acting as an underwriter for the Shares shall be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (a) There has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (b) Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; (c) A court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

                  12.13 CONTRIBUTION. Each of the initial Trust Advisor and subsequent Trust Advisors agrees that it shall remain jointly or jointly and severally liable as required by law for any obligation or recourse liability of the Trust incurred during the period in which it is a Trust Advisor. However, the existing and subsequent Trust Advisors hereby agree among themselves to contribute to each other the amount of funds necessary to effectuate a sharing of Trust obligations and recourse liabilities in proportion to each Trust Advisor's share of such obligations and liabilities as they accrue.

                  12.14 LIMITATION ON VOTING OF SHARES. With respect to any Shares owned by the Sponsor, the Sponsor may not vote or consent on matters submitted to the Shareholders regarding the removal of the Sponsor or regarding any transaction between the Trust and the Sponsor. In determining the existence of the requisite percentage in interest of Shareholder's necessary to approve a matter on which the Sponsor may not vote or consent, any Shares owned by the Sponsor shall not be included.

                  12.15 CODE OF ETHICS. The Trust hereby adopts the Code of Ethics attached hereto as Exhibit A. The Code of Ethics may be amended by the Trust Advisor as necessary to comply with law or in any other manner not providing for diminution of the protections afforded Shareholders by the Code of Ethics as adopted hereby.


                                  ARTICLE XIII
                               TRANSFERS OF SHARES

                  13.1 TRANSFER OR RESIGNATION BY TRUST ADVISOR. The Trust Advisor shall not sell, assign or otherwise transfer its Management Share or resign without cause (which cause shall not include the fact or the determination that continued service would be unprofitable to the Trust Advisor) without first obtaining the consent of a Majority of the Shareholders, except that (i) the Trust Advisor may pledge its Management Share for a loan to the Trust Advisor provided that such pledge does not reduce the cash flow of the Trust distributable to other Shareholders and
(ii) the Trust Advisor may waive, defer or assign compensation or fees payable to it. Without concurrence of a Majority in interest of the Shareholders, the Trust Advisor may not voluntarily withdraw from the Trust without one hundred twenty (120) days prior written notice to the Shareholders, unless such withdrawal would not affect the tax status of the Trust and would not materially adversely affect the Shareholders. If the Shareholders elect to continue the Trust, the withdrawing Trust Advisor shall pay all expenses incurred as a result of its withdrawal.

                  13.2 TRANSFERS BY SHAREHOLDERS. A Shareholder may sell, exchange or transfer his Shares except as restricted by and upon compliance with all applicable laws and all of the following provisions of this Section 13.2:

                  (a) Shares may not be transferred to any person or entity if, as determined by the Trust, such assignment would have adverse regulatory consequences to the Trust or any Trust Property. The Trust shall have no obligation to transfer shares on the books and records of the Trust if such transfer would violate the Publicly Traded Partnership provisions as determined in the sole and absolute discretion of the Trustees.

                  (b) The written approval of the Trust Advisor must be obtained, the granting or denial of which shall be within its sole and absolute discretion.

                  (c) The transferor and transferee must deliver a dated notice in writing signed by each, confirming that (i) the transferee accepts and agrees to comply with all the terms of this Declaration and (ii) the transfer was made in compliance with this Declaration and all applicable laws and regulations including the Rules and Regulations restricting transfers as may be adopted by the Trust Advisor from time to time to prevent the Trust from being treated as a Publicly Traded Partnership.

                  (d) The transferor, transferee and the Trust must execute all other certificates, instruments and documents and take all such additional action as the Trust may deem appropriate.

                  (e) The Trust may require as a condition to any transfer that may create a future interest that an opinion of counsel acceptable to the Trust be delivered to the Trust confirming that the proposed transfer does not have adverse effects on the Trust under the rule against perpetuities or similar provisions of law.

                  Transfers shall be effective and recognized upon fulfillment of the requirements of clauses (a) through (e) above, and the transferee shall become a Shareholder owning Shares with the same rights as appertained to the transferor. Any purported sale or transfer consummated without first complying with this Section 13.2 shall be void and the Trust shall have no obligation to recognize the ownership right of any transferee of Shares.

                  13.3 ASSIGNMENTS BY OPERATION OF LAW. If any Shareholder shall die, with or without leaving a will, or become incompetent, bankrupt or insolvent, or if a corporation, partnership or trust investor dissolves during the Trust term or if any other involuntary transfer of a Shareholder's Shares is made, the legal representatives, heirs and legatees (and spouse, if the Shares have been community property of such Shareholder and his or her spouse), bankruptcy assignees, successors, assigns and corporate, partnership or trust distributees or such other involuntary transferees shall not become transferees but shall have (subject to the other terms and provisions hereof) such rights as are provided with respect to such persons under the law; provided, however, that such legal representatives, heirs and legatees, spouse, bankruptcy assignees, successors, assigns and corporate, partnership or trust distributees or involuntary transferees may become transferees in accordance with the provisions of Section 13.2.

                  13.4 EXPENSES OF TRANSFER. In the sole discretion of the Trust, the person acquiring Shares pursuant to any of the provisions of this
Article 13 may be required to bear all costs and expenses necessary to effect a transfer of such Shares including, without limitation, reasonable attorney's fees incurred in preparing any required amendments to this Declaration and the Certificate to reflect such transfer or acquisition and the cost of filing such amendments with the appropriate governmental officials.

                  13.5 SURVIVAL OF LIABILITIES. No sale or assignment of Shares shall release the transferor from those liabilities to the Trust which survive such assignment or sale as a matter of law or that are imposed under
Section 3.4.

                  13.6 NO ACCOUNTING. No transfer of Shares, whether voluntary, involuntary or by operation of law, shall entitle the transferor or transferee to demand or obtain immediate valuation, accounting or payment of the transferred Shares.


                                   ARTICLE XIV
                    DISSOLUTION, TERMINATION AND LIQUIDATION

                  14.1 DISSOLUTION. Unless the provisions of Section 14.2 are elected, the Trust shall be dissolved and its business shall be wound up upon the decision of the Trust Advisor to withdraw the offering of Shares described in the Prospectus in accordance with Section 12.4(g) or on the earliest to occur of:

                  (a) The later of December 31, 2011, or ten years from the Termination Date, except the Independent Trustees have the right to extend the term of the Trust for up to two (2) additional one-year periods if the Independent Trustees determine that such extensions are in the best interest of the Trust and the best interest of the Shareholders;

                  (b)   The sale of all or substantially all of the Trust
Property;

                  (c) The death, removal, dissolution, resignation, insolvency, bankruptcy or other legal incapacity of the Trust Advisor or any other event which would legally disqualify the Trust Advisor from acting hereunder;

                  (d)   The decision of a Majority of Shareholders; or

                  (e) The occurrence of any other event which, by law, would require the Trust to be dissolved.

                  14.2 CONTINUATION OF THE TRUST. Upon the occurrence of any event of dissolution described in Sections 14.1(a) through (e), inclusive, the Trust shall be dissolved and wound up unless (i) the Trust Advisor and a Majority of the Shareholders (calculated without regard to Shares owned by the Trust Advisor or its Affiliates) within 90 days after the occurrence of any such event of dissolution elect to continue the Trust or, (ii) if there is no remaining Trust Advisor, within 90 days after the occurrence of any such event of dissolution, a Majority of the Shareholders shall elect, in writing, that the Trust shall be continued on the terms and conditions herein contained and shall designate one or more persons willing to be substituted as a Trust Advisor or Trust Advisors. In the event there is no remaining Trust Advisor and a Majority of the Shareholders elect to continue the Trust, it shall be continued with the new Trust Advisor or Trust Advisors who shall succeed to and assume all of the powers, privileges and obligations of the previous Trust Advisor or Trust Advisors hereunder except as specified in
Section 12.11. In the event of a dissolution under this Section 14.2, the former Trust Advisor or Trust Advisors shall have the rights specified in
Section 12.11.

                  14.3 OBLIGATIONS ON DISSOLUTION. The dissolution of the Trust shall not release any of the parties hereto from their contractual obligations under this Declaration.

                  14.4 LIQUIDATION PROCEDURE. Upon dissolution of the Trust for any reason:

                  (a) A reasonable time shall be allowed for the orderly liquidation of the assets of the Trust and the discharge of liabilities to creditors so as to enable the Trust to minimize the losses normally attendant to a liquidation, provided the Trust will, in any event, liquidate any remaining investments within three (3) years from the occurrence of the event of dissolution;

                  (b) The Shareholders and the Trust Advisor shall continue to share Profits and Losses for all tax and other purposes during the period of liquidation; and

                  (c) The Trust Advisor shall act as liquidating Trust Advisor and shall proceed to liquidate the Trust Properties to the extent that they have not already been reduced to cash unless the liquidating Trust Advisor elects to make distributions in kind to the extent and in the manner herein provided and such cash, if any, and property in kind, shall be applied and distributed in accordance with Article 8.

                  14.5 LIQUIDATING TRUSTEE. (a) If the dissolution of the Trust is caused by circumstances under which no Trust Advisor shall be acting as a Trust Advisor or if all liquidating Trust Advisors are unable or refuse to act, a Majority of the Shareholders shall appoint a liquidating trustee who shall proceed to wind up the business affairs of the Trust. The liquidating trustee shall have no liability to the Trust or to any Shareholder for any loss suffered by the Trust which arises out of any action or inaction of the liquidating trustee if the liquidating trustee, in good faith, determined that such course of conduct was in the best interests of the Shareholders and such course of conduct did not constitute negligence or misconduct of the liquidating trustee. The liquidating trustee shall be indemnified by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with the Trust, provided that the same were not the result of negligence or misconduct of the liquidating trustee.

                  (b) Notwithstanding the above, the liquidating trustee shall not be indemnified and no expenses shall be advanced on its behalf for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws, unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee.

                  (c) In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and the Massachusetts Securities Division (if applicable), or other applicable securities administrators if required, with respect to the issue of indemnification for securities law violations.

                  (d) The Trust shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is herein prohibited.

                  14.6 DEATH, INSANITY, DISSOLUTION OR INSOLVENCY OF A SHAREHOLDER OR TRUSTEE. The death, insanity, dissolution, winding up, insolvency, bankruptcy, receivership or other legal termination of a Trustee or a Shareholder who is not a Trust Advisor shall have no effect on the life of the Trust and the Trust shall not be dissolved thereby.

                  14.7 TRUST ADVISOR'S CAPITAL CONTRIBUTIONS. Upon or prior to the first distribution in liquidation, the Trust Advisor shall contribute to the capital of the Trust an amount equal to any deficit in the Capital Account of such Trust Advisor calculated just prior to the date of such distribution, to the extent not previously contributed.

                  14.8 WITHDRAWAL OF OFFERING. Dissolution of the Trust resulting from withdrawal of the offering of Shares is governed by Section 1.6(c) and Section 12.4(g).


                                   ARTICLE XV
                                  MISCELLANEOUS

                  15.1 NOTICES. Notices or instruments of any kind that may be or are required to be given hereunder by any person to another shall be in writing and deposited in the United States Mail, certified or registered, postage prepaid, addressed to the respective person at the address appearing in the records of the Trust. Any Shareholder may change his address by giving notice in writing, stating his new address, to the Trust. Any notice shall be deemed to have been given effective as of seventy-two (72) hours, excluding Saturdays, Sundays and holidays, after the depositing of such notice in an official United States Mail receptacle. Notice to the Trust may be addressed to its principal office.

                  15.2  MEETINGS OF SHAREHOLDERS.

                  (a) MEETINGS. The Trust Advisor may call meetings of the Shareholders, the Investors or any subgroup thereof concerning any matter on which they may vote as provided by this Declaration or by law or to receive and act upon a report of the Trust Advisor on matters pertaining to the Trust's business and activities. Shareholders holding Ten Percent (10%) or more of the outstanding securities or Shares entitled to vote on the matter may also call meetings by giving notice to the Trust demanding a meeting and stating the purposes therefor. After calling a meeting or within ten (10) days after receipt of a written request or requests meeting the requirements of the preceding sentence, the Trust shall mail to all Shareholders entitled to vote on the matter written notice of the place and purposes of the meeting, which shall be held on a date not less than fifteen (15) days nor more than sixty (60) days after the Trust mails the notice of meeting to the Shareholders at a time and place specified in the request, or if none is specified, at a time and place convenient to Shareholders. Any Shareholder or Investor entitled to vote on the matter may appear and vote or consent at a meeting by proxy, provided that such authority is granted by a writing signed by the Shareholder or Investor and delivered to the Trust at or prior to the meeting.

                  (b) CONSENTS. Any consent required by this Declaration or any vote or action by the Shareholders, the Investors or any subgroup thereof may be effected without a meeting by a consent or consents in writing signed by the persons required to give such consent, to vote or to take action. The Trust Advisor may solicit consents or Shareholders holding Ten Percent (10%) or more of the outstanding securities or Shares entitled to vote on the matter may demand a solicitation of consents by giving notice to the Trust stating the purpose of the consent and including a form of consent. The Trust shall effect a solicitation of consents by giving those Shareholders or the Investors, as the case may be, a notice of solicitation stating the purpose of the consent, a form of consent and the date on which the consents are to be tabulated, which shall be not less than fifteen (15) days nor more than forty-five (45) days after the Trust transmits the notice of solicitation for consents. If Shareholders holding Ten Percent (10%) or more of the outstanding securities or Shares entitled to vote on the matter demand a solicitation, the Trust shall transmit the notice of solicitation not later than twenty (20) days after receipt of the demand.

                  (c) GENERAL. To the extent not inconsistent with this Declaration, Delaware law governing stockholders' meetings, proxies and consents for corporations shall apply as to the procedure, validity and use of meetings, proxies and consents. Any Shareholder may waive notice of or attendance at any meeting or notice of any consent, whether before or after any action is taken. The date on which the Trust transmits the notice of meeting or notice soliciting consents shall be the record date for determining the right to vote or consent. A list of the names, addresses and shareholdings of all Shareholders shall be maintained as part of the Trust's books and records.

                  15.3 LOAN TO TRUST BY SHAREHOLDER. If any Shareholder or the Trust Advisor shall, in addition to his Capital Contribution to the Trust, lend any monies to the Trust, the amount of any such loan shall not increase such Shareholder's or the Trust Advisor's Capital Account and it shall not entitle such Shareholder or the Trust Advisor to any increase in such Shareholder's share of the distributions of the Trust, but the amount of any such loan shall be an obligation on the part of the Trust to such Shareholder or the Trust Advisor and shall be repaid to the Shareholder or the Trust Advisor on the terms and at the interest rate negotiated at the time of the loan, and the loan shall be evidenced by a promissory note executed by the Trust except that no Shareholder shall be personally obligated to repay the loan, which shall be payable and collectible only out of the assets of the Trust.

                  15.4 DELAWARE LAWS GOVERN. This Declaration shall be governed and construed in accordance with the laws of the State of Delaware, and venue for any litigation between or against any of the parties hereto may be maintained in New Castle County, Delaware; provided, however, that Shareholders may, at their option, maintain any such litigation in their state of residence.

                  15.5 POWER OF ATTORNEY. Each Shareholder irrevocably constitutes and appoints the Trust Advisor as his true and lawful attorney-in-fact and agent to effectuate and to act in his name, place and stead, in effectuating the purposes of the Trust including the execution, verification, acknowledgment, delivery, filing and recording of this Declaration as well as all authorized amendments thereto and hereto, all assumed name and doing business certificates, documents, bills of sale, assignments and other instruments of conveyances, leases, contracts, loan documents and counterparts thereof, and all other documents which may be required to effect a continuation of the Trust and which the Trust deems necessary or reasonably appropriate, including documents required to be executed in order to correct typographical errors in documents previously executed by such Shareholder and all conveyances and other instruments or other certificates necessary or appropriate to effect an authorized dissolution and liquidation of the Trust. The power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable and shall survive the death, incompetency or legal disability of a Shareholder.

                  15.6 DISCLAIMER. Shares in the Trust are highly speculative, and neither the Trust nor the Trust Advisor nor any Trustee nor any other Managing Person makes any guaranty or representation to any Investor or Shareholder as to the probability or amount of gain or loss from the conduct of Trust business.

                  15.7 CORPORATE TRUSTEE RESIGNATION AND REPLACEMENT. The Trust Advisor may increase or decrease the number of Corporate Trustees so long as there is at least one Corporate Trustee which meets the requirements of Section 3807 of the Delaware Act. A Corporate Trustee may resign by delivering a written resignation to the Trust Advisor not less than 60 days prior to the effective date of the resignation. The Trust Advisor may remove a Corporate Trustee at any time, provided that if there is no incumbent, at least one new Corporate Trustee is concurrently appointed. In the event of the absence, death, resignation, removal, dissolution, insolvency, bankruptcy or legal incapacity of a Corporate Trustee or if an additional Corporate Trustee is to be appointed, the Trust Advisor shall appoint the Corporate Trustee in writing and shall subsequently give notice to the Shareholders, although such notice is not necessary to the validity of the appointment. A Corporate Trustee so appointed shall qualify by filing his written acceptance at the Trust's principal place of business. If there are multiple Corporate Trustees, each is vested with an undivided interest in the trust estate and may exercise all powers vested in the Corporate Trustee as directed by the Trust Advisor.

                  15.8 AMENDMENT AND CONSTRUCTION OF DECLARATION. (a) This Declaration may be amended by the Trust Advisor, without notice to or the approval of the Shareholders, from time to time for the following purposes:
(1) to cure any ambiguity, formal defect or omission or to correct or supplement any provision herein that may be inconsistent with any other provision contained herein or in the Prospectus or Registration Statement, or to effect any amendment without notice to or approval by Shareholders as specified in other provisions of this Declaration; (2) to make such other changes or provisions in regard to matters or questions arising under this Declaration that will not materially and adversely affect the interest of any Shareholder; (3) to otherwise equitably resolve issues arising under the Prospectus or this Declaration so long as similarly situated Shareholders are not treated materially differently; (4) to maintain the federal tax status of the

Trust and any of its Shareholders (so long as no Shareholder's liability is materially increased without his consent) or as provided in Section 4.3(d); and
(5) to comply with law.

                  (b) Other amendments to this Declaration may be proposed by either the Trust Advisor or Shareholders owning Ten Percent (10%) or more of the outstanding Shares, in each case by calling a meeting of Shareholders or requesting consents under Section 15.2 and specifying the text of the amendment and the reasons therefor. No amendment under this Section 15.8(b) that increases any Shareholder's liability, changes the Capital Contributions required of him or his rights in interest in the Profits, Losses, deductions, credits, revenues or distributions of the Trust in more than a de minimis manner, his rights on dissolution, or any voting or management rights set forth in this Declaration shall become effective as to that Shareholder without his written approval thereof. Unless otherwise provided herein, all other amendments must be approved by the holders of a majority of the outstanding Shares (calculated without regard to Shares owned by the Trust Advisor and its Affiliates), and, if the terms of a series of Shares or securities so require, by the vote of the holders of such class, series or group specified therein.

                  (c) The Trust Advisor has power to construe this Declaration and to act upon any such construction. Its construction of the same and any action taken pursuant thereto by the Trust or a Managing Person in good faith shall be final and conclusive.

                  15.9 BONDS AND ACCOUNTING. The Trustees and other Managing Persons shall not be required to give bond or otherwise post security for the performance of their duties and the Trust waives all provisions of law requiring or permitting the same. No person shall be entitled at any time to require the Trustees, the Trust or any Shareholder to submit to a judicial or other accounting or otherwise elect any judicial, administrative or executive supervisory proceeding applicable to non-business trusts.

                  15.10 BINDING EFFECT. This Declaration shall be binding upon and shall inure to the benefit of the Shareholders (and their spouses if the Shares of such Shareholders shall be community property) as well as their respective heirs, legal representatives, successors and assigns. This Declaration constitutes the entire agreement among the Trust, the Trustees and the Shareholders with respect to the formation and operation of the Trust, other than the Subscription Agreement entered into between the Trust and each Investor and the Management Agreement.

                  15.11 HEADINGS. Headings of Articles and Sections used herein are for descriptive purposes only and shall not control or alter the meaning of this Declaration as set forth in the text.

                  15.12 TAX MATTERS PARTNER. The Trust Advisor or its designee shall be designated the tax matters partner of the Trust pursuant to Code Section 6221.

                  15.13 ROLL-UP TRANSACTIONS. (a) In connection with a proposed Roll-Up, an appraisal of all Trust assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the Administrator as an Exhibit to the Registration Statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Act and comparable provisions under State law for any material misrepresentations or material omissions in the appraisal. Trust assets shall be appraised on a consistent basis. The appraisal shall be based on all relevant information and shall indicate the value of the Trust's assets as of a date immediately prior to the announcement of the proposed Roll-Up. The appraisal shall assume an orderly liquidation over a twelve (12) month period. The terms of the agreement of the Independent Expert shall clearly state that the engagement is the benefit of the Trust and its Shareholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Shareholders in connection with a proposed Roll-Up.

                  (b) In connection with a proposed Roll-Up, the person sponsoring the Roll-Up shall offer to Shareholders who vote "no" on the proposal the choice of:

                  (i) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

                  (ii)     one of the following:

                           (A) remaining as Shareholders in the Trust and preserving their interests therein on the same terms and conditions as existed previously; or

                           (B) receiving cash in an amount equal to the Shareholders' pro rata share of the appraised value of the net assets of the Trust.

                  (c) The Trust shall not participate in any proposed Roll-Up which, if approved, would result in Shareholders having democracy rights in the Roll-Up Entity which are less than those provided for under this Declaration. If the Roll-Up Entity is a corporation, the democracy rights of Shareholders shall correspond to the democracy rights provided for in this Declaration to greatest extent possible.

                  (d) The Trust shall not participate in any proposed Roll-Up which includes provisions which would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity). The Trust shall not participate in any proposed Roll-Up which would limit the ability of a Shareholder to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that Shareholder.

                  (e) The Trust shall not participate in any proposed Roll-Up in which Shareholders' rights of access to the records of the Roll-Up Entity will be less than those provided for under Article X and Section 11.4 of this Declaration.

                  (f) The Trust shall not participate in any proposed Roll-Up in which any of the costs of the transaction would be borne by the Trust if the Roll-Up is not approved by the Shareholders.

                  IN WITNESS WHEREOF, the undersigned have signed this Declaration as of the date first above written.


                                      BERTHEL FISHER & COMPANY PLANNING, INC.


                                      By /s/ Henry Royer
                                        -------------------------------

                                             Henry Royer, President



                                      TJB CAPITAL MANAGEMENT, INC.


                                      By /s/ Thomas J. Berthel
                                        -------------------------------
                                          Thomas J. Berthel, President

                                    EXHIBIT A

                                       TO

                              DECLARATION OF TRUST


                                 CODE OF ETHICS

                             BERTHEL GROWTH TRUST II
                                 CODE OF ETHICS

                  1. Preamble. This Code of Ethics is adopted for Berthel Growth Trust II (the "Trust"), TJB Capital Management Inc. (the "Corporate Trustee"), Berthel Fisher & Company Planning, Inc. (the "Trust Advisor") and Berthel Fisher & Company Financial Services, Inc. (the "Dealer Manager") in compliance with the requirements of Rule 17j-1 (the "Rule") adopted by the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") to effectuate the purposes and objectives of that Rule. The Rule makes it unlawful for certain persons, including any officer or trustee of the Trust, the Dealer Manager, the Trust Advisor or the Corporate Trustee, in connection with the purchase or sale by such person of a security held or to be acquired by any portfolio series of the Trust:

                           (a) to employ a device, scheme or artifice to defraud the Trust;

                           (b) to make to the Trust any untrue statement of a material fact, or omit to state to the Fund a material fact, necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

                           (c) to engage in any act, practice or course of business which operates, or would operate, as a fraud or deception upon the Trust; or

                           (d) to engage in a manipulative practice with respect to the Trust.

This Rule also requires that the Trust, the Corporate Trustee, the Trust Advisor and the Dealer Manager adopt a written code of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and shall use reasonable diligence, and institute procedures reasonably necessary, to prevent violation of the code. Capitalized terms not defined herein shall have the meanings given to such terms in the Declaration of Trust.

                  2. Code of Ethics. Set forth below is the Code of Ethics for the Trust, approved by the Management Board, and for the Corporate Trustee, the Trust Advisor and the Dealer Manager, approved by the Boards of Directors of the said corporations, in compliance with the Rule. This Code of Ethics is based upon the principle that the Trustees and officers of the Trust, and the directors and officers of the Corporate Trustee, the Trust Advisor and the Dealer Manager, owe a fiduciary duty to, among others, the shareholders of the Trust, to conduct their affairs, including their personal securities transactions, in such manner as to avoid (i) serving their own personal interests ahead of investment clients; (ii) taking inappropriate advantage of their position with the Trust; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility.

                  3.    Definitions

                        (a)      "Access Person" means any director, officer
                                  or Advisory Person of the Trust Advisor, the Dealer Manager or the Trust.

                        (b) "Advisory Person" means (i) any employee of the Trust Advisor, the Dealer Manager or the Trust (or any person or entity in a control relationship with the foregoing) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding, the purchase or sale of a security by the Trust or whose functions relate to the making of any recommendation with respect to such purchases or sales; or (ii) any natural person in a Control relationship to the Trust Advisor, the Dealer Manager or the Trust, who regularly obtains current information concerning recommendations made with regard to the purchase or sale of a security for the Trust.

                        (c) "Affiliate" of any person includes any of the following:

                                 (i)     any person directly or indirectly
                                         owning, controlling, or holding with
                                         power to vote ten percent (10%) or
                                         more of the outstanding voting
                                         securities of such person;

                                 (ii)    any person ten percent (10%) or more
                                         of whose outstanding voting securities
                                         are directly or indirectly owned,
                                         controlled, or held, with power to
                                         vote, by such other person;

                                 (iii)   any person directly or indirectly
                                         controlling, controlled by, or under
                                         common control with such other
                                         person;

                                 (iv)    any executive officer, director,
                                         trustee or partner of such other
                                         person;

                                 (v)     any legal entity on which such
                                         person acts as an executive officer,
                                         director, trustee, or partner;

                                 (vi) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; or

                                 (vii)   if such other person is an
                                         unincorporated investment company
                                         not having a board of directors, the
                                         depositor thereof.

                        (d) A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made to the Board and communicated to the trading desk, which includes when the Trust has a pending "buy" or "sell" order with respect to a security, and, a recommendation includes when a security is under consideration by the investment committee of the Trust Adviser as a candidate for purchase or sale.

                        (e). "Beneficial ownership" is defined in, and interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security. A person is normally regarded as the beneficial owner of securities held in the name of his or her spouse or minor children living in his or her household.

                        (f) "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Act.


                        (g). "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.

                        (h) "Security" shall have the meaning set forth in Section (a)(36) of the Act, except that it shall not include securities issued by the government of the United States or by federal agencies and which are direct obligations of the United States, banker's acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.

                        (i)      "Supervisory Person" means a person
                                 designated or approved by the Independent
                                 Trustees of the Trust, and having the
                                 responsibilities set forth herein.

                        (j) "Disinterested Trustee" means a Trustee of the Trust who is not an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Act.

                        (k) "Actual Knowledge" means knowledge that an individual possesses or knowledge that an individual may reasonably be expected to acquire in the performance of their duties.


                  4.    Prohibited Transactions

                        (a) Transactions by Access Persons in Portfolio Company Securities. No Access Person shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership and which to his actual knowledge at the time of such purchase or sale is being considered for purchase or sale by the Trust or is being purchased or sold by the Trust; provided, however, that these prohibitions shall not apply to: (i) purchases or sales affected in an account over which the Access Person has no direct or indirect influence or control;
                                 (ii) purchases or sales of securities that are not eligible for purchase or sale by the Trust; (iii) purchases or sales that are non-volitional on the part of either the Access Person or the Trust; (iv) purchases or sales that are part of an automatic dividend reinvestment plan; (v) purchases effected upon the exercise of rights issued by an issuer to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and (vi) purchases or sales that receive the prior approval of the Independent Trustees or a Supervisory Person (who can have no personal interest in such purchases or sales) because such purchases or sales are not likely to have any economic impact on the Trust or on its ability to purchase or sell securities of the same type or other securities of the same issuer. No Access Person shall purchase, directly or indirectly, a security that is within the Trust's Investment Objective, and is the subject of (i) an initial public offering or
                                 (ii) a private offering, unless the prior written consent of the Supervisory Person has been obtained, taking into account the factors listed above, and other factors including whether the investment opportunity should be reserved for the Trust, and whether the opportunity is being offered to the Access Person by virtue of his or her position with the Trust. Access Persons who have been authorized to acquire securities in a private placement must disclose that investment when they play a part in the Trust's subsequent consideration of an investment in the issuer of such securities. In such circumstances the Trust's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer. Notwithstanding the foregoing, any such transaction by an Access Person must be in compliance with Rule 17d.-1 promulgated pursuant to the Investment Company Act.

                        (b)      Transactions between Affiliates and
                                 Portfolio Companies. An Affiliate of the
                                 Trust Advisor may render services to a
                                 Portfolio Company only pursuant to a written agreement setting forth all material terms of the engagement, including a description of the consideration to be paid by the Portfolio Company, and the services to be provided by the Affiliate of the Trust Advisor. Within sixty (60) days after the execution of such an agreement by an Affiliate of the Trust Advisor, the Trust Advisor must present the agreement to the Independent Trustees for approval. The Independent Trustees may approve the agreement so long as they find that the consideration to be paid to the Affiliate of the Trust Advisor for services rendered to Portfolio Companies is competitive with prices charged by parties not affiliated with the Trust Advisor for similar services in the same geographic area.

                        (c) Violation of Rule 17j-1. No Access Person shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1 set forth above.

                        (d)      Violation of Rule 17d-1. Unless the
                                 Commission shall have issued an exemptive order permitting the transaction, no Affiliate shall engage in any transaction which will cause the Trust to be a participant in any written or oral plan, contract authorization or arrangement or any practice or understanding concerning an enterprise or undertaking whereby the Trust or a company under the control of the Trust and any affiliated persons (as such term is defined in the Act) or the Dealer Manager or any affiliated person of any of affiliated person of the Trust or any affiliated person of the Dealer Manager have a joint or a joint and several participation or share in the profits of such enterprise or undertaking.

                        (e)      Other Prohibited Transactions.  No Access
                                 Person shall:

                                 (i)     purchase or sell, directly or
                                         indirectly, any security in which he
                                         or she has, or by reason of such
                                         transaction acquires, any direct or
                                         indirect beneficial ownership and
                                         which to his or her actual knowledge
                                         at the time of such purchase or
                                         sale, such security was being
                                         considered for purchase or sale or
                                         was purchased or sold by the Trust
                                         during the seven calendar days prior
                                         to or after the transaction of the
                                         Access Person.

                                 (ii)    seek or accept anything of value,
                                         either directly or indirectly, from
                                         broker-dealers or other persons
                                         providing services to the Trust
                                         because of such person's association
                                         with the Trust. For the purposes of
                                         this provision, the following gifts
                                         from broker-dealers or other persons
                                         providing services to the Trust will
                                         not be considered to be in violation
                                         of this section:

                                         (i)      an occasional meal;

                                         (ii)     an occasional ticket to a
                                                  sporting event, the theater
                                                  or comparable entertainment;

                                         (iii)    a holiday gift of fruit or
                                                  other foods or beverages.

                                 (iii)   purchase any securities in a private
                                         placement without prior approval of
                                         the Compliance Officer or other
                                         officer designated by the Board of
                                         Trustees. Any person authorized to
                                         purchase securities in a private
                                         placement shall disclose that
                                         investment when they play a part in
                                         any subsequent consideration by the
                                         Trust of an investment in the
                                         issuer. In such circumstances, the
                                         Trust's decision to purchase
                                         securities of the issuer shall be
                                         subject to independent review by the
                                         Trust's officers with no personal
                                         interest in the issuer.

                                 (iv)    serve on the board of directors of
                                         any publicly traded company without
                                         prior authorization of the Chairman
                                         and/or President of the Trust
                                         Advisor. Any such authorization
                                         shall be based upon a determination
                                         that the board service would be
                                         consistent with the interest of the
                                         Trust and its shareholders.

                  5. Exempted Transactions. The prohibitions of Section 4 shall not apply to:

                        (a) purchases or sales effected in any account over which the employee has no direct or indirect influence or control;

                        (b) purchases or sales which are non-volitional on the part of the Access Person;

                        (c) purchases which are part of an automatic dividend reinvestment plan; and

                        (d) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                  6.    SANCTIONS

         Upon discovering a violation of this Code, the Board of Trustees may impose such sanctions as they deem appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

                  7.    RETENTION OF RECORDS

         This Code of Ethics, a copy of each report made by an Access Person hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Trust and the Trust Advisor as required under Rule 17j-1.

                                    EXHIBIT B



                             SUBSCRIPTION DOCUMENTS

BERTHEL GROWTH TRUST II                                   SUBSCRIPTION AGREEMENT
--------------------------------------------------------------------------------

     1. APPLICATION FOR SHARES. The investor or investors named below (the "Investor") hereby subscribes for the issuance and sale to the Investor of the number of shares ("Shares") indicated below of beneficial interest in Berthel Growth Trust II (the "Trust"), at $10 per Share. In accordance with the instructions set forth in the Trust's prospectus (the Prospectus") relating to the offer and sale of the Shares under the caption "Terms of the Offering How to Subscribe," will make funds available for the purchase of such Shares in the amount indicated below.

     2. RECEIPT OF PROSPECTUS. By subscribing and paying for Shares, the Investor acknowledges receipt of the Prospectus and the Declaration of Trust. The Prospectus describes the terms and conditions of the offering of the Shares and the special risks in purchasing them. The Investor hereby specifically accepts and adopts each and every provision of the Declaration of Trust, as amended from time to time, and agrees to be bound thereby.

     3. MINIMUM PURCHASE. The minimum purchase for individual retirement accounts is two Units (200 Shares; $2,000) and all other Investors is five Units (500 Shares; $5,000).

     4. REPRESENTATIONS AND WARRANTIES OF INVESTOR. EACH INVESTOR MUST INITIAL EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH BELOW. By subscribing for Shares, the Investor represents and warrants to the Trust, the trust advisor, the Independent Trustees of the Trust, and the Dealer Manager and other selling agents (collectively, the "Selling Agents") that:

Initial:_____              (i)   The Investor is purchasing the Shares for the
                           Investor's own account and unless disclosed herein is not acting in a fiduciary capacity or for any person who directly or indirectly supplied the funds for the purchase.

Initial:_____              (ii)  The Investor recognizes that a public market
                           for the Shares does not exist and that no market for the Shares is expected to develop. The assignability and transferability of the Shares will be governed by the Declaration of Trust and all applicable federal and state securities laws. (Minnesota
                           Investors need not make this representation.)

Initial:_____              (iii) Except as noted below, the Investor (i) has a
                           net worth (exclusive of home, home furnishings and automobiles) of at least $60,000 and has an annual gross income of at least $60,000 or (ii) has a net worth (exclusive of home, home furnishings and automobiles) of at least $150,000.

         If the Investor is a resident of CALIFORNIA, the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and an annual gross income of at least $60,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000.

         If the Investor is a resident of IOWA OR ARIZONA, the Investor
     (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and has had a minimum, gross annual income of $60,000 for each of the last two tax years, and reasonably expects to have a minimum gross annual income of $60,000 for the current tax year or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $225,000, and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

     5. REPRESENTATIONS AND WARRANTIES OF PLAN. EACH INVESTOR MUST INITIAL EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH BELOW. If the Investor is a pension, profit sharing or similar plan (including an IRA or Keogh plan) (a "Plan"), the undersigned individual, employer or trustee with discretion over the assets of the Plan (the Investment Director") represents and warrants that:

Initial:_____              (i)   None of the trust advisor, the independent
                           trustees, the Corporate Trustee, the Selling Agents or any of their employees, affiliates or account executives or financial consultants manages any part of the Plan's investment portfolio on a discretionary basis;

Initial:_____              (ii)  The Investment Director understands the Trust's
                           investment objective and policies and has concluded that the decision to invest in the Trust is consistent with the provisions of the Employee
                           Retirement Income Security Act of 1974, as amended
                           ("ERISA"), regarding fiduciary responsibilities and requiring diversification of Plan assets (Minnesota
                           Investors need not make this representation);

Initial:_____              (iii) If the Plan is an IRA or Keogh plan of which a
                           Selling Agent is the custodian, the Investment
                           Director directs such Selling Agent, as custodian of such plan, to subscribe for Shares. In addition, the Investment Director represents and confirms that all of the information in the Subscription Agreement relating to the individual or entity for whose benefit the Plan is maintained is complete and accurate; and

Initial:_____              (iv) To the best of the knowledge of the Investment
                           Director, neither the trust advisor nor any of the trust advisor's Affiliates is a "party in interest" or "disqualified person" as defined in Section 3(14) of ERISA and in Section 4975(e)(2) of the Internal
                           Revenue Code of 1986, as amended (the "Code"), with respect to the Plan.

     6. REPRESENTATIONS AND WARRANTIES OF AGENTS AND FIDUCIARIES. Any person subscribing for Shares on behalf of the Investor specifically warrants and represents that such person has authority to subscribe for Shares and thereby legally to bind the person of which such person is trustee, legal representative or authorized agent; and agrees fully to indemnify and hold the Trust, the trust advisor, the Corporate Trustee, the Independent Trustees, their affiliates and their employees harmless from any and all claims, actions and causes of action whatsoever which may result from a breach or alleged breach of the representation contained in this paragraph. Any such agent, trustee or representative has reasonable grounds to believe that the Investor meets the suitability standards set forth herein and in the Prospectus, including without limitation the standards required by the Investor's state of residency.

     7. TAXPAYER INFORMATION. By subscribing the Shares, the Investor certifies under penalties of perjury that:

         (a)(i) the Investor is not a "foreign person" ("foreign person" includes any individual who is neither a citizen nor resident of the United States and any entity organized under foreign law such as a foreign corporation, foreign partnership, foreign trust or foreign estate);

         (ii) the Investor's mailing address provided to the Trust is correct;

         (iii) the Investor's tax year ends on December 31 unless the Investor has otherwise advised the Trust in writing;

         (iv) the Investor's taxpayer identification number provided to the Trust is correct ; and

         (v) the Investor is not subject to backup withholding, either because the Investor has not been notified that the Investor is subject to backup withholding as a result of failure to report all interest or dividends or because the Internal Revenue Service has notified the Investor that the Investor is no longer subject to backup withholding under Section 3406(a)(1)(C) of the Code; and

the Investor understands that this information may be furnished to the Internal Revenue Service by the Trust and that any false statement could be punished by fine, imprisonment, or both; or

         (b) the Investor is a foreign investor, and the Investor understands that distributions may be subject to withholding and that the Investor may be subject to certain reporting requirements.

     8. CONDITIONS TO SUBSCRIPTIONS. This subscription is made subject to the following terms and conditions:

     (1) Any sale or transfer of Shares in California or involving a California resident requires the prior written consent of the Commissioner of Corporations of the State of California, except as provided in the Commissioner's rules. Additionally, all the statements or certificates representing Shares will bear the following legend:

     "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

Any sale or transfer of the Shares outside California and not involving a California resident does not require the prior written consent of the Commissioner of Corporations of the State of California.

     (2) If the Investor is neither a United States citizen nor a resident of the United States, then the Investor agrees (i) to supply the Trust with any and all information necessary so that the Trust may satisfy any and all United States legal reporting requirements and (ii) to indemnify the Trust, the trust advisor, the independent trustees and the Corporate Trustee against any liability incurred by the Trust as a result of the Trust's failure to withhold any taxes or comply with any reporting requirements because the foreign investor did not provide the necessary information to the Trust to enable it to withhold the necessary taxes or fully to comply with such requirements. Furthermore, if the Investor is a foreign Investor who fails to file timely Internal Revenue Service Form 4224 with the Trust (the first such form must be filed in a duplicate with the Trust prior to the acceptance of such Investor's subscription), such Investor agrees, pursuant to the power of attorney to be granted by such foreign Investor to the trust advisor to sell such Investor's Shares in the event such foreign investor fails to file timely Form 4224 with the Trust, to surrender to the Trust, at the request of the trust advisor, such Investor's certificates, if any, representing the Shares and to execute any and all documents and instruments requested by the trust advisor in order to consummate such sale or disposition.

     (3) The Investor is advised that the Investor is not entitled to cancel, terminate or revoke this subscription or any agreements of the Investor hereunder, except as otherwise required under applicable law, and that such subscription and agreements shall survive the death or disability of the Investor.

     (4) This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned agrees to be bound by this Subscription Agreement by executing the reverse side hereof on the date therein indicated.

BERTHEL GROWTH TRUST II                               SUBSCRIPTION QUALIFICATION
                                                      AND SIGNATURE PAGE

NUMBER OF SHARES ($10 PER SHARE) (MINIMUM PURCHASE--200 SHARES FOR AN IRA;
   500 SHARES FOR ALL OTHER INVESTORS). . . . . . . . . . . . ._________________

TOTAL PRICE ($10 TIMES THE NUMBER OF SHARES). (BEFORE INITIAL CLOSING, MAKE CHECKS PAYABLE TO FIRSTAR BANK, N.A.--ESCROW AGENT; AFTER INITIAL CLOSING, MAKE
CHECKS PAYABLE TO BERTHEL GROWTH TRUST II) . . . . . . . . .  $________________

     The Investor or Investors named below, by payment of the purchase price, subscribes for the purchase of the number of Shares indicated above of Berthel Growth Trust II at a purchase price of $10 per Share.

     By such payment, the Investor further acknowledges receipt of the Trust's Prospectus, including the Declaration of Trust set forth as Exhibit A thereto, and the Subscription Agreement set forth as Exhibit B thereto, the terms of which govern the investment in the Shares being subscribed for. The Investor further agrees to be bound by the terms of the Declaration of Trust and the Subscription Agreement, including the power of attorney set forth therein.

     By signing below, if the Investor is neither a United States citizen nor a resident of the United States the Investor irrevocably constitutes and appoints the trust advisor the true and lawful attorney-in-fact of the Investor with full power and authority in the name, place and stead of the Investor to sell or otherwise dispose of (in the sole discretion of the trust advisor and for the benefit of the Investor) all Shares then held by the Investor if the Investor fails timely to file with the Trust, fully completed in duplicate, United States Internal Revenue Service Form 4224 (or successor form thereto) for each taxable year of the Trust in which the Investor holds Shares. The power of attorney hereby granted shall be deemed to be coupled with an interest, shall be irrevocable and shall survive and not be affected by the subsequent death, incapacity, disability, insolvency, dissolution or termination of the Investor or any delivery by the Investor of an assignment in whole or in part of the Investor's interest in the Trust.

                 REGISTRATION AND ADDRESS DATA (ALL INFORMATION MUST BE
                  PROVIDED - PLEASE TYPE OR PRINT)

REGISTRATION:
PLEASE PRINT NAME(S) IN WHICH _________________________________________________
Shares ARE TO BE REGISTERED:___________________________________________________
                               FIRST NAME        INITIAL           LAST NAME

TAXPAYER I.D. NO. OR SOCIAL SECURITY NUMBER:___________________________________

NAME OF CUSTODIAL FIRM OR INSTITUTION:_________________________________________

TAXPAYER I.D. NO. OF FIDUCIARY:________________________________________________

   CHECK IF APPLICABLE:      / /  Exempt from         / /  A non-resident alien
                                  federal income tax       or foreign
                                                           corporation, trust or
                                                           estate.

                                        MANNER IN WHICH TITLE IS TO BE HELD (PLEASE CHECK ONE)

1  / /  INDIVIDUAL OWNERSHIP (ONE      4  / /   JOINT TENANTS WITH RIGHT OF              8 / /  ESTATE
        SIGNATURE REQUIRED)                     SURVIVORSHIP (BOTH                       9 / /  IRA**
                                                SIGNATURES REQUIRED)                    10 / /  SEP**
2  / /  COMMUNITY PROPERTY                                                              11 / /  KEOGH (profit sharing or ______
        (BOTH SIGNATURES REQUIRED      5  / /   CORPORATION                                     purchase)**
        IF BOTH NAMES ARE TO APPEAR                                                     12 / /  TRUST (profit sharing, pension,
        AS OWNERS OF THE Shares        6  / /   PARTNERSHIP                                     living, revocable or other)**
                                                                                        13 / /  OTHER ________________________
3  / /  TENANTS IN COMMON (BOTH        7  / /   AS CUSTODIAN FOR ___________
        SIGNATURES REQUIRED)                    UNDER THE UNIFORM GIFT TO
                                                MINORS ACT OF THE STATE
                                                OF ___________________________*



* Arizona minors must meet Arizona investor suitable standards.
** Custodial firm or institution must be specified for Trusts, IRAs, Keoghs and SEPs.


MAILING NAME                        ________________________________________________________________________________________________
                                    (CUSTODIAN, IF APPLICABLE)                                            ACCOUNT NUMBER

                                    ________________________________________________________________________________________________
                                    INVESTOR FIRST NAME                                 INITIAL                 LAST NAME

                                    ________________________________________________________________________________________________
                                    ACCT. NO/PAYEE NAME
MAILING ADDRESS FOR CHECKS
(Acct. No./Payee Name, if Applicable)_______________________________________________________________________________________________


                                    ________________________________________________________________________________________________
(Custodial Address, if Applicable)  STREET ADDRESS

                                    ________________________________________________________________________________________________
                                    CITY                                        STATE                     ZIP CODE
INVESTOR RESIDENCE AND
CORRESPONDENCE ADDRESS              ________________________________________________________________________________________________
                                    STREET ADDRESS

                                    ________________________________________________________________________________________________
                                    CITY                                        STATE                     ZIP CODE


INVESTOR TELEPHONE NUMBER               -       -                -         -
                                    __________________        __________________
                                    HOME                      OFFICE

              INVESTOR SIGNATURE (ALL INVESTORS MUST SIGN MANUALLY)

Under penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number and (2) I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding under section 3406(a)(1)(C).

IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE PRESENTLY SUBJECT TO BACKUP WITHHOLDING, STRIKE OUT THE LANGUAGE UNDER (2) ABOVE BEFORE SIGNING.

________________________  _______________   _____________________
INVESTOR SIGNATURE             DATE          INVESTOR SIGNATURE           DATE


_______________________________________________________________________________
      TITLE OR CAPACITY OF SIGNING PARTY IF THE SUBSCRIBER IS A PARTNERSHIP,
       CORPORATION, TRUST OR OTHER NON-INDIVIDUAL ENTITY

                        ACCOUNT EXECUTIVE ACKNOWLEDGMENT

         I am familiar with the standards of suitability set forth in the Conduct Rules of the NASD, and have made a good faith effort to confirm that the representations made by the Investor in this Subscription Agreement regarding the suitability of this program for the Investor, including representations regarding a financial position appropriate to enable the Investor to realize to a significant extent the benefits described in the Prospectus and regarding a fair market net worth sufficient to sustain the risks inherent in the program, are accurate. I have informed the Investor of all pertinent facts relating to the liquidity and marketability of the Shares.



     _______________________  __________  ________________________  __________
     SIGNATURE OF ACCOUNT       DATE         SIGNATURE OF              DATE
     EXECUTIVE                               BRANCH MANAGER


_______________________________________________________________________________
                           FOR Trust advisor USE ONLY

Berthel Fisher & Company Planning, Inc.       ACCEPTED BY THE Trust advisor ON:______________________________________
701 Tama Street, Building B                                                                   (DATE)
PO Box 609                                    ACCEPTED BY:___________________________________________________________
Marion, Iowa 52302-0609                                                             (NAME)

                                    EXHIBIT C

                         NOTICE TO CALIFORNIA INVESTORS

NOTICE TO CALIFORNIA INVESTORS

SECTION 260.141.11. RESTRICTION ON TRANSFER

     (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

     (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

     (1) to the issuer;

     (2) pursuant to the order or process of any court;

     (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

     (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

     (5) to holders of securities of the same class of the same issuer;

     (6) by way of gift or donation inter vivos or on death;

     (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

     (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

     (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

     (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

     (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

     (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of
Section 25143 is in effect with respect to such qualification;

     (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

     (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

     (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

     (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

     (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (1) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

     (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

     "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

INVESTMENT OBJECTIVES

         Our investment objective is long term capital appreciation from investments in small and medium size companies. Current income is not one of our objectives. To accomplish our objective, we will seek investments in a variety of companies and industries that may be in various stages of development, from early stage to mature.

         We may invest in debt securities or equity securities or a combination of both. We may also provide short-term debt financing to portfolio companies. When debt instruments are purchased, we will often also purchase options to buy equity securities.

         Our investment objectives are discussed in detail in "Investment Objective and Policies" at page 22.

                                      RISKS

         An investment in the Trust involves a number of significant risks. As a result of these risks, we may not be able to achieve our investment objective. You should review carefully all of the risk factors set forth in "Risk Factors." Significant risks include the following:

         - Investing in our shares is highly speculative and you could lose some or all of the amount you invest. Because of our focus on small and medium sized companies, market conditions will likely affect the value of our shares. General economic conditions, and general conditions in industries in which our portfolio companies do business will also affect the value of our shares.

         - There is currently no secondary market for our shares and we intend to take steps to prevent such a market from ever developing. An investment in our shares will be illiquid. Additionally, we will not redeem our shares on an ongoing basis and our shareholders cannot exchange their shares for shares of any other fund.

         - We will primarily acquire securities of privately held small and medium sized businesses in what are commonly referred to as venture capital investments. These securities are illiquid, involve a high degree of business and financial risk and accordingly, are speculative.

         - We may borrow funds in order to make investments in portfolio companies and for operational purposes. In addition, we intend to form an SBIC that will use leverage by issuing debentures or senior securities. By using leverage in either of these two ways, we will magnify gains or losses in our portfolio value. Leverage will increase our vulnerability to adverse developments in the general economy or in our portfolio companies.

                              INVESTMENT PROCESS

                 --------------------------------------------
                            BERTHEL GROWTH TRUST II

                 Berthel Growth Trust II is a non-diversified
                 closed-end investment company organized as a
                 Delaware Business Trust.
                 --------------------------------------------

                                      ^
                                      |

                 --------------------------------------------
                             INDEPENDENT TRUSTEES

                 The Trust's Independent Trustees must
                 unanimously approve all investments made by
                 the Trust.
                 --------------------------------------------

                                      ^
                                      |

                 --------------------------------------------
                               BERTHEL PLANNING

                 Berthel Planning, a registered investment
                 advisor, recommends investments for approval
                 by the Trustees.
                 --------------------------------------------

         NO PERSON IS AUTHORIZED IN
CONNECTION WITH THE OFFERING MADE
HEREBY TO GIVE ANY INFORMATION OR TO
MAKE ANY REPRESENTATION OTHER THAN AS
CONTAINED IN THIS PROSPECTUS, AND IF
GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATION MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY THE                  BERTHEL
TRUST, THE CORPORATE TRUSTEE, THE                       TRUST
DEALER MANAGER, OR THE OTHER SELLING                   TRUST II
AGENTS. THIS PROSPECTUS IS NOT AN
OFFER TO SELL, OR A SOLICITATION OF
AN OFFER TO BUY, ANY OF THE
SECURITIES COVERED BY THIS
PROSPECTUS, BY ANY PERSONS IN ANY
JURISDICTION IN WHICH IT IS UNLAWFUL
FOR SUCH PERSON TO MAKE SUCH AN OFFER
OR SOLICITATION.

              -----------------------









HOW TO INVEST IN BERTHEL GROWTH                  BERTHEL FISHER & COMPANY
TRUST II                                         FINANCIAL SERVICES, INC.

1.  COMPLETE THE SUBSCRIPTION AGREEMENT
2.  MAIL CHECK AND SUBSCRIPTION AGREEMENT TO

BERTHEL FISHER & COMPANY
FINANCIAL SERVICES, INC.
701 Tama Street, Building B
PO Box 609
Marion, Iowa 52302-0609
FOR ADDITIONAL INFORMATION
1-319-447-5700









         UNTIL _______ (NINETY (90)
DAYS AFTER THE DATE OF THIS
PROSPECTUS), ALL DEALERS THAT EFFECT
TRANSACTIONS IN THE SHARES, WHETHER
OR NOT PARTICIPATING IN THIS
OFFERING, MAY BE REQUIRED TO DELIVER
A PROSPECTUS. THIS DELIVERY
REQUIREMENT IS IN ADDITION TO THE
OBLIGATION OF DEALERS TO DELIVER A
PROSPECTUS WHEN ACTING AS
UNDERWRITERS AND WITH RESPECT TO
THEIR UNSOLD ALLOTMENTS OR
SUBSCRIPTIONS.

                                     PART B
                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

Items 14 through 23 are contained in the Prospectus. Please see Cross Reference Sheet, p.2.

                                     PART C
                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         1. Financial Statement of the Registrant is included in the Prospectus.

         2.       Exhibits

                  2.a               Certificate of Trust
                  2.b               Not Applicable
                  2.c               Not Applicable
                  2.d               Form of Declaration of Trust (included
                                       as Exhibit A to the Prospectus)
                  2.e               Not Applicable
                  2.f               Not Applicable
                  2.g               Form of Management Agreement
                  2.h-1             Form of Dealer Manager Agreement
                  2.h-2             Form of Selected Sales Agent Agreement
                  2.i               Not Applicable
                  2.j               Form of Safekeeping Agreement
                  2.k               Form of Escrow Agreement
                  2.l               Opinion and Consent of
                                       Bradley & Riley, P.C.
                  2.m               Not Applicable
                  2.n-1             Consent of Independent Auditors
                  2.n-2             Tax Opinion and Consent of
                                       Bradley & Riley, P.C.*
                  2.o               Not Applicable
                  2.p               Not Applicable
                  2.q               Not Applicable
                  2.r               Not Applicable
                  2.s               Powers of Attorney
                  27                Financial Data Schedule

-----------------------
* To be filed by amendment.

Item 25.          Marketing Arrangements

         There are no items to report.

Item 26.          Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:

                  SEC Registration Fees                                       $      7,920.00
                  National Association of Securities Dealers, Inc. fees       $      3,500.00
                  Transfer Agents' Fees                                       $      None

                                      -2-

                  Printing and related delivery expenses                      $      125,000.00*
                  Fees and expenses of qualification under state
                           securities laws                                    $       65,000.00*
                  Legal fees and expenses                                     $      160,000.00*
                  Accounting fees and expenses                                $       50,000.00*
                                                                              ------------------
                  Total                                                       $      411,420.00*

----------------------
  * Estimated.

Item 27.          Persons Controlled by or Under Common Control

         Upon the conclusion of the public offering of Shares, it is anticipated that no person will be controlled by or under common control with the Registrant.

Item 28. Number of Holders of Securities (as of the effective date of this Registration Statement)

                  Title of Class                     Number of Record Holders
                  -----------------------------------------------------------
           Beneficial Interest in Trust ("Shares")           Two (2)

Item 29.          Indemnification

         The Registrant's Declaration of Trust contains the following provisions regarding indemnification:

                  3.7 INDEMNIFICATION OF MANAGING PERSONS. (a) Each Managing Person shall be indemnified from the Trust Property against any losses, liabilities, judgments, expenses and amounts paid in settlement of any claims sustained by such Managing Person in connection with the Trust or claims by the Trust, in right of the Trust or by or in right of any Shareholders, if the Managing Person would not be liable under the standards of Section 3.6 and, in the case of Managing Persons other than the Trustees and the Trust Advisor, the indemnitees were acting within the scope of authority validly delegated to them by the Trustees or the Trust Advisor. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that the Managing Person charged did not act in good faith and in a manner that he reasonably believed was in the Trust's best interests. To the extent that any Managing Person is successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, the Trust shall indemnify that Managing Person against the expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith. Any indemnification is recoverable only out of Trust net assets and not from Shareholders.

                  (b) Notwithstanding the foregoing, no Managing Person or any broker-dealer shall be indemnified, nor shall expenses be advanced on its behalf, for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws, unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) those claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee. In any claim for federal or state securities law violations, the party seeking indemnification shall place before the court the positions of the Securities and Exchange Commission and state securities administrators to the extent required by them with respect to the issue of indemnification for securities law violations.

                  (c) The Trust shall not incur the cost of that portion of any insurance, other than public liability insurance, that insures any person against any liability for which indemnification hereunder is prohibited.

                  3.8 GENERAL PROVISIONS. The following provisions shall apply to all rights of indemnification and advances of expenses under this Declaration and all liabilities described in this Article 3:

                  (a) Expenses, including attorneys' fees, incurred by a Managing Person in defending any action, suit or proceeding may be paid by the Trust in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by the recipient to repay such amount if it shall ultimately be determined that the Managing Person is not entitled to be indemnified by the Trust under this Declaration or otherwise and if at least one of the following conditions is satisfied: (i) the Managing Person provides appropriate security for the undertaking; (ii) the Managing Person and the Trust are insured against losses or expenses of defense or settlement so that the advances may be recovered; or (iii) either a majority of the Independent Trustees who are not parties to the action, suit or proceeding or independent legal counsel in a written opinion determines, based upon a review of the then readily available facts, that there is reason to believe that the Managing Person will be found to be entitled to indemnification under Section
         3.7. In so doing, it shall not be necessary to employ hearing or trial-like procedures. Notwithstanding the foregoing, the advancement of Trust funds to a Sponsor or its Affiliates for legal expenses and other costs incurred as result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (a) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust; (b) The legal action is initiated by a third party who is not a Shareholder, or the legal action is initiated by a Shareholder and a court of competent jurisdiction specifically approves such advancement; (c) The Sponsor or its Affiliates undertake to repay the advanced funds to the Trust, together with the applicable legal rate of interest thereon, in cases in which such person is found not to be entitled to indemnification.

                  (b) Rights to indemnification and advances of expenses under this Declaration are not exclusive of any other rights to indemnification or advances to which a Managing Person or Investor may be entitled, both as to action in a representative capacity or as to action in another capacity taken while representing another.

                  (c) Each Managing Person shall be entitled to rely upon the opinion or advice of or any statement or computation by any counsel, engineer, accountant, investment banker or other person retained by such Managing Person or the Trust which he believes to be within such person's professional or expert competence. In so doing, he will be deemed to be acting in good faith and with the requisite degree of care unless he has actual knowledge concerning the matter in question that would cause such reliance to be unwarranted.

                  3.10 LIABILITY INSURANCE. The Trust may not incur the cost of that portion of liability insurance which insures the Sponsor for any liability as to which the Sponsor is prohibited from being indemnified.

                  12.12 INDEMNIFICATION OF DEALER MANAGER. Notwithstanding anything to the contrary contained in this Declaration, no person acting as an underwriter for the Shares shall be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (a) There has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (b) Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; (c) A court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

                  14.5 LIQUIDATING TRUSTEE. (a) If the dissolution of the Trust is caused by circumstances under which no Trust Advisor shall be acting as a Trust Advisor or if all liquidating Trust Advisors are unable or refuse to act, a Majority of the Shareholders shall appoint a liquidating trustee who shall proceed to wind up the business affairs of the Trust. The liquidating trustee shall have no liability to the Trust or to any Shareholder for any loss suffered by the Trust which arises out of any action or inaction of the liquidating trustee if the liquidating trustee, in good faith, determined that such course of conduct was in the best interests of the Shareholders and such course of conduct did not constitute negligence or misconduct of the liquidating trustee. The liquidating trustee shall be indemnified by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with the Trust, provided that the same were not the result of negligence or misconduct of the liquidating trustee.

                  (b) Notwithstanding the above, the liquidating trustee shall not be indemnified and no expenses shall be advanced on its behalf for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws, unless
         (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee.

                  (c) In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and the Massachusetts Securities Division (if applicable), or other applicable securities administrators if required, with respect to the issue of indemnification for securities law violations.

                  (d) The Trust shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is herein prohibited.

         The Dealer Manager Agreement between the Dealer Manager and the Trust contains the following provisions regarding indemnification:

                  6. INDEMNIFICATION AND CONTRIBUTION. (a) The Trust and the Trust Advisor agree to indemnify and hold harmless you and each person, if any, who controls you within the meaning of the 1933 Act, and each Soliciting Dealer and each person, if any, who controls a Soliciting Dealer within the meaning of the 1933 Act, and the Trust and the Trust Advisor agree to indemnify and hold harmless you and each person, if any, who controls you within the meaning of the 1933 Act against any losses, claims, damages, liabilities, or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the 1933 Act, or any other statute or at common law, on the ground or alleged ground that any Preliminary Prospectus, the Registration Statement, the Prospectus (or any Preliminary Prospectus, the Registration Statement, the Prospectus, or any Summary Prospectus as from time to time amended or supplemented), or any supplemental sales material supplied or approved in writing by the Trust or the Trust Advisor (whether written or otherwise), provided that such supplemental sales material is accompanied with or preceded by a Prospectus, (i) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) violates Section 206(4) of the Advisers Act or Rule 206(4)-1 promulgated thereunder, unless in either case such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Trust or the Trust Advisor by you or a Soliciting Dealer specifically for use in the preparation thereof; provided that in no case is the Trust or the Trust Advisor, as the case may be, to be liable with respect to any claims made against you, any Soliciting Dealer or any such controlling person unless you, such Soliciting Dealer or such controlling person shall have notified the Trust or the Trust Advisor, as the case may be, in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon you, such Soliciting Dealer or such controlling person, but failure to notify the Trust or the Trust Advisor, as the case may be, of any such claim shall not relieve it from any liability which it may have to you, such Soliciting Dealer or such controlling person otherwise than on account of the indemnity agreement contained in this Section. The Trust or the Trust Advisor, as the case may be, shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Trust or the Trust Advisor elects to assume the defense, such defense shall be conducted by counsel chosen by it. If the Trust or the Trust Advisor elects to assume the defense of any such suit and retain such counsel, you, such Soliciting Dealer or such controlling person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Trust or Trust Advisor, as the case may be, shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you, such Soliciting Dealer or such controlling person or persons, and the Trust or the Trust Advisor, as the case may be, and you, such Soliciting Dealer or such controlling person or persons have been advised by counsel that one or more legal defenses may be available to you or to them which may not be available to the Trust or the Trust Advisor, as the case may be, in which case the Trust or the Trust Advisor, as the case may be, shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. This indemnity agreement shall be in addition to any liability which the Trust or the Trust Advisor might otherwise have. Any indemnification is recoverable only out of Trust net assets and not from Shareholders.

                  (b) You and each Soliciting Dealer agree, severally and not jointly, to indemnify and hold harmless the Trust, each Trustee, the Trust Advisor, each of the Trust Advisor's directors, each of the Corporate Trustee's or Trust Advisor's officers who have signed the Registration Statement and each person, if any, who controls the Trust or the Trust Advisor within the meaning of the 1933 Act against any losses, claims, damages, liabilities or expenses (including, unless you elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the 1933 Act, or any other statute or at common law, on the ground or alleged ground that any Preliminary Prospectus, the Registration Statement, or the Prospectus (or any Preliminary Prospectus, the Registration Statement, or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Trust or the Trust Advisor by you or such Soliciting Dealer specifically for use in the preparation thereof; provided, however, that in no case are you or a Soliciting Dealer to be liable with respect to any claims made against the Trust, a Trustee, or a person against whom the action is brought unless the Trust, such Trustee, or such person shall have notified you or such Soliciting Dealer in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Trust, such Trustee, or such person, but failure to notify you or such Soliciting Dealer of such claim shall not relieve you or such Soliciting Dealer from any liability that you or such Soliciting Dealer may have to the Trust, such Trustee, or such person otherwise than on account of the indemnity agreement contained in this Section. You and each Soliciting Dealer shall be entitled to participate at your and his expense, respectively, in the defense, or if you or he so elect(s) , to assume the defense of any suit brought to enforce any such liability, but, if you or he elect(s) to assume the defense, such defense shall be conducted by counsel chosen by you or him. If you or such Soliciting Dealer elect(s) to assume the defense of any such suit and retain such counsel, the Trust, the Trustees, said officers and directors, and any controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel so retained. You or such Soliciting Dealer shall not be liable to indemnify any person for any settlement of any such claim effected without your or his consent. This indemnity agreement shall be in addition to any liability that you or such Soliciting Dealer might otherwise have.

                  (c) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) above in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Trust Advisor on the one hand and the Soliciting Dealers on the other or the Trust Advisor on the one hand and you on the other, as the case may be, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Trust Advisor on the one hand and the Soliciting Dealers on the other or the Trust Advisor on one hand and you on the other, as the case may be, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Trust Advisor on the one hand and the Soliciting Dealers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Trust Advisor bear to the total selling commissions received by the Soliciting Dealers. The relative benefits received by the Trust Advisor on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Trust Advisor bear the total selling commissions received by you. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Trust Advisor, you or the Soliciting Dealers and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Trust, the Trust Advisor, you and the Soliciting Dealers agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. Notwithstanding the provisions of this subsection (c), neither you nor a Soliciting Dealer shall be required to contribute any amount in excess of the amount by which the total price at which the Shares distributed to the public by you or such Soliciting
         Dealer exceeds the amount of any damages that you or such Soliciting Dealer have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (d)   Notwithstanding any other provision of this Agreement:

                                    (i) No provision of this Agreement
                           (including, without limitation, subsections (a) and (c) of this Section 6) shall allow indemnification to you, a Soliciting Dealer or any person who controls you or a Soliciting Dealer within the meaning of the 1933 Act against any liability, whether or not there has been an adjudication of liability, to the Trust or its partners to which you, a Soliciting Dealer or any such controlling person would otherwise be subject by reason of (A) willful misfeasance, (B) bad faith, or (C) gross negligence, in the performance of your or any such person's respective duties under this Agreement, or by reason of (D) reckless disregard of your or such person's respective obligations and duties under this Agreement (any of (A) through (D) being herein referred to as "Disabling Conduct"). Further, the advancement of Trust funds to a Sponsor or its Affiliates for legal expenses and other costs incurred as result of any legal action for which indemnification is being sought is permissible only if at least one of the following conditions is satisfied: (i) the Indemnitee provides appropriate security for the undertaking;
                           (ii) the Trust is insured against losses or expenses of defense or settlement so that the advances may be recovered; or (iii) either a majority of the Independent Trustees who are not parties to the action, suit or proceeding or independent legal counsel in a written opinion determines, based upon a review of the then readily available facts, that there is reason to believe that the Indemnitee will be found to be entitled to indemnification under this agreement. In so doing, it shall not be necessary to employ hearing or trial-like procedures. Notwithstanding the foregoing, the advancement of Trust funds to an Indemnitee for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (a) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust; (b) the legal action is initiated by a third party who is not a Shareholder, or the legal action is initiated by a Shareholder and a court of competent jurisdiction specifically approves such advancement; and (c) the Sponsor or its Affiliates undertake to repay the advanced funds to the Trust, together with the applicable legal rate of interest thereon, in cases in which such person is found not to be entitled to indemnification.

                                    (ii) No indemnification shall be allowed
                           to you, a Soliciting Dealer or any such
                           controlling person under this Agreement unless one or more of the following conditions are met: (A) a court or other body before which the proceeding was brought has reached a final decision on the merits that the person to be indemnified (the "Indemnitee") was not liable by reason of Disabling Conduct; (B) in the absence of such a decision, there has been a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, by (1) the vote of a majority of the Independent Trustees of the Trust who are not parties to the proceeding or (2) independent legal counsel in a written opinion; (C) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (D) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (E) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

         The Selected Sales Agent Agreement between the Dealer Manager and Selected Sales Agents contains the following provisions regarding indemnification:

                  9.    INDEMNIFICATION.

                  a. The Agent shall indemnify, defend and hold harmless the Dealer Manager, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending such claims or liabilities, whether or not resulting in any liability to the Dealer Manager, its officers, directors, employees or agents, which they or any of them may incur, arising out of the offer or sale by the Agent of any Shares, pursuant to this Agreement, or arising out of the breach by the Agent of any of the terms and conditions of this Agreement, including but not limited to alleged violations of the Securities Act and/or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), OTHER THAN any claim, demand or liability arising from any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the Registration Statement, as filed and in effect with the SEC, or any amendment or supplement thereto, or in any application prepared by the Trust Advisor and filed with any state regulatory agency in order to register or qualify the Shares under the securities laws thereof (the "blue sky applications"), or in any supplemental sales material which is prepared by the Trust Advisor for distribution to prospective investors, or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in the Prospectus or the Registration Statement or any of the blue sky applications or such supplemental sales material necessary to make the statements therein not misleading. This indemnity provision shall survive the termination of this Agreement.

                  b. The Dealer Manager shall indemnify, defend and hold harmless the Agent, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending such claims or liabilities, whether or not resulting in any liability to the Agent, its officers, directors, employees or agents, which they or any of them may incur, including but not limited to alleged violations of the Securities Act and/or the Exchange Act, BUT ONLY to the extent that such losses, claims, demands, liabilities and expenses shall arise or be based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the Registration Statement, as filed and in effect with the SEC, or any amendment or supplement thereto, or in any of the blue sky applications, or in any supplemental sales material which is prepared by the Trust Advisor for distribution to prospective investors, or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in the Prospectus or the Registration Statement or the blue sky applications or such supplemental sales material necessary to make the statements made therein not misleading. This indemnity provision shall survive the termination of this Agreement.

         The Registrant will comply with the indemnification requirements of Investment Company Act Release No. 7221 (June 9, 1972) and Investment Company Act Release No. 11330 (September 2, 1980).

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 30.          Business and Other Connections of Investment Advisor

         Please see "Management Arrangements" for a description of the relationship among the Trust, the trust advisor, and executive officers of the trust advisor.

Item 31.          Location of Accounts and Records.

         Mr. Henry Royer, President of the trust advisor, maintains physical possession of each account, book or other document required to be maintained by Section 30(a) of the Investment Company Act of 1940 and the rules thereunder at the Registrant's headquarters, 701 Tama Street, Building B, Marion, Iowa.

Item 32.          Management Services

         There are no items to report.

Item 33.          Undertakings

         The Registrant undertakes to do the following:

         1. Suspend the offering of Shares until the Prospectus is amended if
(a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent (10%) from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus;

                  2. File a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions for more than twenty-five (25) persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the 1940 Act;

                  3. If the securities are being registered in reliance on Rule 415 under the 1933 Act:

                  a. To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration
                  Statement:

                           i. to include any prospectus required by Section 10(a)(3) of the 1933 Act;

                           ii. to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                           iii. to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  b. for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  4. If the Registrant is filing a Registration Statement permitted by Rule 430A under the 1933 Act:

                  a. for the purpose of determining any liability under the 1933 Act, information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

                  b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marion, and State of Iowa, on the 7th day of July, 2000.


                           BERTHEL GROWTH TRUST II

                           By: Berthel Fisher & Company Planning, Inc., its Trust Advisor


                           By   /s/ Thomas J. Berthel
                             -------------------------------------
                                    THOMAS J. BERTHEL, Chief
                                    Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


  /s/ Thomas J. Berthel                                    July 7, 2000
------------------------------------------------------
THOMAS J. BERTHEL, Chief Executive
         Officer, and Chairman of the Board of
         Berthel Fisher & Company Planning,
         Inc. (principal executive officer);
         president of TJB Capital Management Inc.


  /s/ Henry Royer                                          July 7, 2000
------------------------------------------------------
HENRY ROYER, President of the
         Berthel Fisher & Company Planning, Inc.


  /s/ Ronald O. Brendengen                                 July 7, 2000
------------------------------------------------------
RONALD O. BRENDENGEN, Director, Chief
         Financial Officer and Treasurer of
         Berthel Fisher & Company Planning,
         Inc. (principal financial and
         accounting officer)


  /s/ Leslie D. Smith                                      July 7, 2000
------------------------------------------------------
LESLIE D. SMITH, Secretary and Director of
         Berthel Fisher & Company Planning,
         Inc.


  /s/ Von Elbert                                           July 7, 2000
------------------------------------------------------
VON ELBERT, Director of Berthel Fisher &
         Company Planning, Inc.


---------------------
*Pursuant to Power of Appointment

                                INDEX TO EXHIBITS

           Exhibit                                                          Page
           -------                                                          ----
           2.a      Certificate of Trust
           2.d      Form of Declaration of Trust (included
                       as Exhibit A to the Prospectus)
           2.g      Form of Management Agreement
           2.h-1    Form of Dealer Manager Agreement
           2.h-2    Form of Selected Sales Agent Agreement
           2.j      Form of Safekeeping Agreement
           2.k      Form of Escrow Agreement
           2.l      Opinion and Consent of
                       Bradley & Riley, P.C.
           2.n-1    Consent of Independent Auditors
           2.s      Powers of Attorney
           27       Financial Data Schedule
